Filed pursuant to Rule 497(b)
File No. 333-176929

Important Information for

Nuveen Moderate Allocation Fund Shareholders

At a special meeting of shareholders of Nuveen Moderate Allocation Fund (the “Acquired Fund”), a series of Nuveen Investment Trust (the “Trust”), you will be asked to vote upon an important change affecting your fund. The purpose of the special meeting is to allow you to vote on a reorganization of your fund into Nuveen Strategy Balanced Allocation Fund (the “Acquiring Fund”). If the reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Acquired Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the issue to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.	In December of 2010, Nuveen Investments, Inc. and certain of its affiliates (“Nuveen”) completed a strategic combination with U.S. Bank National Association and its wholly-owned subsidiary, FAF Advisors, Inc., the investment adviser to the First American Funds. Pursuant to this transaction, Nuveen acquired a portion of the investment advisory business of FAF Advisors, Inc., including assets related to the non-money market open-end funds in the First American family of funds. Effective January 1, 2011, these former First American Funds became part of the Nuveen family of funds and were re-branded as Nuveen Funds. As part of its efforts to integrate the portfolio management teams and investment products it offers following the closing of the transaction, Nuveen has recommended a number of reorganizations between funds with similar investment objectives and policies. The reorganization of the Acquired Fund into the Acquiring Fund has been proposed as part of this initiative.

Q.	What advantages will the reorganization produce for Acquired Fund shareholders?

A.	The investment adviser and the Board of Trustees of the Trust (the “Board”) believe that shareholders of the Acquired Fund will benefit from operational efficiencies and economies of scale that are expected to arise as a result of the larger net asset size, and expected continued growth in net assets, of the Acquiring Fund following the reorganization. These operational efficiencies and economies of scale, together with the Acquiring Fund’s lower management fee and expense caps (described in further detail below), are expected to result in lower gross and net expenses for Acquired Fund shareholders.

Q.	What are the similarities between the investment policies of the Funds?

A.

The investment objective of the Acquired Fund is to provide attractive long-term total return with a moderate risk profile. The investment objective of the Acquiring Fund is to seek both capital growth and current income. However, each Fund has similar principal investment strategies and risks. Each Fund is a “fund of funds” that primarily invests in funds in the Nuveen family of funds. Each Fund seeks to achieve its investment objective by allocating its assets among funds that invest in asset classes consistent with its objective. As a result, as of August 31, 2011, the Acquired Fund and the Acquiring Fund each had a significant portion of its assets allocated to funds that invest primarily in fixed income securities (approximately 42%

and 38%, respectively). A more detailed comparison of the investment objectives, policies and risks of the Funds is contained in the Proxy Statement/Prospectus.

Q.	What will happen if shareholders do not approve the reorganization?

A.	If the reorganization is not approved by shareholders, the Board will take such actions as it deems to be in the best interests of the Acquired Fund, which may include additional solicitation or continuing to operate the Fund as a stand-alone fund.

Q.	Will Acquired Fund shareholders receive new shares in exchange for their current shares?

A.	Yes. If shareholders approve the reorganization and it is completed, each Acquired Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Acquired Fund shares surrendered by such shareholder.

Q.	Will this reorganization create a taxable event for me?

A.	No. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a result of the reorganization. Prior to the closing of the reorganization, the Acquired Fund expects to distribute all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Fund’s shareholders for federal income tax purposes.

Q.	How do total operating expenses compare between the two Funds?

A.	In light of the Acquiring Fund’s lower management fees and expense caps, the gross and net expenses of the Acquiring Fund immediately following the reorganization are expected to be lower than the gross and net expenses of the Acquired Fund for all share classes. In addition, if the reorganization is completed, Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”) has agreed to maintain the current expense caps of the Acquiring Fund for a period of one year from the date of the reorganization.

Q.	Who will bear the costs of the reorganization?

A.	Nuveen Fund Advisors estimates reorganization costs of approximately $135,000. Because the payment by the Funds of any portion of these costs would cause the Funds to exceed expense caps currently in effect, Nuveen will pay all costs of the reorganization.

Q.	What is the timetable for the reorganization?

A.	If approved by shareholders on December 16, 2011, the reorganization is expected to occur at the close of business on or about January 20, 2012.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at (866) 864-0471 from 8 a.m. to 10 p.m. Central time on Monday through Friday or 11 a.m. to 5 p.m. Central time on Saturday. Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will Nuveen contact me?

A.	You may receive a call from representatives of Computershare Fund Services, the proxy solicitation firm retained by Nuveen, to verify that you received your proxy materials and to answer any questions you may have about the reorganization.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the reorganization is in the best interests of your Fund and recommends that you vote “FOR” the reorganization.

November 9, 2011

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Nuveen Moderate Allocation Fund (the “Special Meeting”). The Special Meeting is scheduled for December 16, 2011, at 3:00 p.m., Central time, at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.

At the Special Meeting, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, Nuveen Strategy Balanced Allocation Fund (the “Acquiring Fund”) will acquire all the assets and liabilities of Nuveen Moderate Allocation Fund (the “Acquired Fund”) in exchange solely for shares of the Acquiring Fund, which will be distributed in complete liquidation of the Acquired Fund to the shareholders of the Acquired Fund (the “Reorganization”).

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), each Fund’s investment adviser, has proposed the Reorganization involving the Acquired Fund, as well as a number of other reorganizations involving other funds advised by Nuveen Fund Advisors, to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies.

The Reorganization is being proposed because Nuveen Fund Advisors and the Board of Trustees of Nuveen Investment Trust (the “Board”) believe that the shareholders of the Acquired Fund will benefit from potential operating efficiencies and economies of scale that may be achieved by combining the funds pursuant to the Reorganization. Following the Reorganization, the Acquiring Fund is expected to have lower gross and net expenses than the Acquired Fund had prior to the Reorganization. The Board believes the Reorganization is in the best interests of the Acquired Fund, and recommends that you vote “For” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about this proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Kevin J. McCarthy

Vice President and Secretary

November 9, 2011

NUVEEN MODERATE ALLOCATION FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2011

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Nuveen Moderate Allocation Fund (the “Acquired Fund”), a series of the Nuveen Investment Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on December 16, 2011 at 3:00 p.m., Central time (the “Special Meeting”), for the following purposes:

1.        To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Acquired Fund to Nuveen Strategy Balanced Allocation Fund (the “Acquiring Fund”) in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

2.        To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on September 30, 2011 are entitled to vote at the Special Meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

Proxy Statement/Prospectus

Dated November 9, 2011

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN MODERATE ALLOCATION FUND

by NUVEEN STRATEGY BALANCED ALLOCATION FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Moderate Allocation Fund (the “Acquired Fund”), a series of the Nuveen Investment Trust (the “Trust”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Acquired Fund to be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on December 16, 2011 at 3:00 p.m., Central time and at any and all adjournments or postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust of proxies to be voted at the Special Meeting, and any and all adjournments or postponements thereof. The purpose of the Special Meeting is to consider the proposed reorganization (the “Reorganization”) of the Acquired Fund into Nuveen Strategy Balanced Allocation Fund (the “Acquiring Fund”), a series of Nuveen Strategy Funds, Inc. (the “Corporation”), a Minnesota corporation and an open-end investment company registered under the 1940 Act. The Acquired Fund and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” The Board of Trustees of the Trust and the Board of Directors of the Corporation, which are made up of the same individuals, are referred to herein as the “Board.” If shareholders approve the Reorganization and it is completed, shareholders of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund with the same total value as the total value of the Acquired Fund shares surrendered by such shareholders. The Board has determined that the Reorganization is in the best interest of the Acquired Fund. The address, principal executive office and telephone number of the Funds, the Trust and the Corporation is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Acquired Fund on or about November 14, 2011. Shareholders of record as of the close of business on September 30, 2011 are entitled to vote at the Special Meeting and any adjournment or postponement thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Acquired Fund should know before voting on the Reorganization (in effect, investing in Class A, Class B, Class C, Class I and Class R3 shares of the Acquiring Fund) and constitutes an offering of Class A, Class B, Class C, Class I and Class R3 shares of common stock, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference and also accompany this Proxy Statement/Prospectus:

(i)	the Corporation’s prospectus dated March 21, 2011, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Acquiring Fund; and

(ii)	the audited financial statements contained in the Corporation’s Annual Report relating to the Acquiring Fund for the fiscal year ended August 31, 2011.

The following documents contain additional information about the Acquired Fund and Acquiring Fund, have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganization, dated November 9, 2011 (the “Reorganization SAI”);

(ii)	the Trust’s prospectus dated October 20, 2011, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Acquired Fund;

(iii)	the Trust’s statement of additional information dated October 20, 2011, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Acquired Fund;

(iv)	the audited financial statements contained in the Trust’s Annual Report relating to the Acquired Fund for the fiscal year ended June 30, 2011; and

(v)	the Corporation’s statement of additional information dated March 21, 2011, as supplemented through the date of this Proxy Statement/Prospectus, relating to the Acquiring Fund.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Trust and the Corporation are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust or the Corporation (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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TABLE OF CONTENTS

(continued)

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SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board believes the proposed Reorganization is in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization. If the Reorganization is approved and completed, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus and is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering of Class A, Class B, Class C, Class I and Class R3 shares of the Acquiring Fund only.

Background

On December 31, 2010, Nuveen Investments, Inc. and certain of its affiliates (“Nuveen”) completed a strategic combination with U.S. Bank National Association (“U.S. Bank”) and its wholly owned subsidiary, FAF Advisors, Inc. (“FAF Advisors”), the investment adviser to the First American Funds. As part of that transaction, U.S. Bank received a 9.5% ownership interest in Nuveen and cash consideration in exchange for Nuveen’s acquisition of a portion of FAF Advisors’ investment advisory business, including assets relating to the non-money market open-end funds in the First American family of funds (the “FAF Transaction”). Shareholders of these funds received a proxy statement in connection with the FAF Transaction pursuant to which Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”) was appointed as the investment adviser to the funds and Nuveen Asset Management, LLC (“Nuveen Asset Management”) was appointed as the subadviser to the Acquiring Fund. Effective January 1, 2011, these former First American Funds became part of the Nuveen family of funds, and were re-branded as Nuveen Funds. Key investment and other personnel of FAF Advisors have become employees of Nuveen Fund Advisors and Nuveen Asset Management. The Reorganization is one of several reorganizations being proposed as part of Nuveen’s ongoing efforts to integrate the portfolio management teams and investment products it offers following the FAF Transaction. The proposed reorganizations seek to combine portfolios with similar objectives and investment strategies within the combined organization.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with the proposed combination of the Acquired Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated October 21, 2011 by the Trust, on behalf of the Acquired Fund, the Corporation, on behalf of the Acquiring Fund, and Nuveen Fund Advisors (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class R3 voting shares of common stock, par value $0.01 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the shareholders of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund as soon as practicable following the Closing Date (as defined herein).

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If shareholders approve the Reorganization and it is completed, Acquired Fund shareholders will become shareholders of the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization and the Agreement at meetings held July 25-27, 2011. The Board recommends a vote “FOR” the Reorganization.

Expenses incurred in connection with the Reorganization are estimated to be approximately $135,000. Because the payment by the Funds of any portion of these expenses would cause the Funds to exceed expense caps currently in effect, Nuveen will pay all such Reorganization expenses.

The Board is asking shareholders of the Acquired Fund to approve the Reorganization at the Special Meeting to be held on December 16, 2011. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities entitled to vote, as defined by the 1940 Act. See “Voting Information and Requirements” below.

If shareholders of the Acquired Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on or about January 20, 2012 (the “Closing Date”), but it may be at a different time as described herein. If the Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the Acquired Fund. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement contained in the Agreement to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

Reasons for the Proposed Reorganization

The Board believes that the proposed Reorganization would be in the best interests of each Fund. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

—	the similarities and differences in the Funds’ investment objectives and principal investment strategies;

—	the Funds’ relative risks;

—	the Funds’ relative sizes;

—	the relative investment performance of the Funds and portfolio managers;

—	the relative fees and expense ratios of the Funds, including caps on the Funds’ expenses agreed to by Nuveen Fund Advisors;

—	the anticipated tax-free nature of the Reorganization;

—	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

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—	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganization on shareholder services and shareholder rights;

—	alternatives to the Reorganization; and

—	any potential benefits of the Reorganization to Nuveen Fund Advisors and its affiliates as a result of the Reorganization.

For a more detailed discussion of the Board’s considerations regarding the approval of the Reorganization, see “The Board’s Approval of the Reorganization.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have similar procedures for purchasing, exchanging and redeeming shares, and similar procedures for making distributions. The Funds’ procedures were harmonized in connection with the FAF Transaction. Both Funds offer five classes of shares: Class A, Class B, Class C, Class I and Class R3 shares. The classes of each Fund have the same investment eligibility criteria. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Certain Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion from Vedder Price P.C. (which will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. In connection with the Reorganization, a portion of the Acquired Fund’s portfolio assets may be sold prior to the Reorganization, which could result in the Acquired Fund declaring taxable distributions to its shareholders on or prior to the Closing Date. However, it is not expected that any material portfolio sales (i.e., more than 5% of the Acquired Fund’s assets) will occur in connection with the Reorganization. In addition, the Acquired Fund recently experienced a change in its portfolio management team, and the universe of underlying funds in which the Acquired Fund may invest has been expanded due to the FAF Transaction. As a result of these two factors, the Acquired Fund will likely have material portfolio sales prior to the Reorganization. These sales will occur regardless of whether the Reorganization is approved and completed. For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Certain Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Investment Objectives

The investment objective of the Acquired Fund is to provide attractive long-term total return with a moderate risk profile. The investment objective of the Acquiring Fund is to seek both capital growth and current income. Because total return is comprised of capital growth and income, the objectives of the Funds are similar. Additionally, the target allocation for the Acquiring Fund’s assets, 59% in equity underlying funds and 36% in fixed income underlying funds, is similar to the Acquired Fund’s moderate risk profile, which is reflected in the comparison of the Funds’ allocation to underlying funds as of August 31, 2011, located on page 5. While the Acquiring Fund may, from time to time, allocate more of its assets to equity underlying funds than the Acquired Fund, the allocation strategies of both Funds are consistent with a moderate risk profile and both Funds allocate more of their assets to equity underlying funds than do affiliated conservative allocation funds and less to equity underlying funds than do affiliated growth allocation funds.

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The investment objective of the Acquired Fund may not be changed without shareholder approval. The Acquiring Fund’s investment objective may be changed without shareholder approval upon providing notice at least 60 days in advance.

Investment Strategies

The Acquired Fund and the Acquiring Fund also have similar principal investment strategies and risks, except that the Acquiring Fund may invest in derivatives while the Acquired Fund may not invest in derivatives. Additionally, while each Fund currently invests primarily in Nuveen Funds, the Acquired Fund invested primarily in First American Funds prior to the FAF Transaction. The similarities and differences of the principal investment strategies of the Funds are:

Acquired Fund	Acquiring Fund

—     The Fund is a “fund of funds” that primarily invests in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (“underlying funds”). The Fund has a strategic allocation between equity and fixed income investments that correlates with the Fund’s risk profile.

—     The Fund primarily invests in underlying funds within the Nuveen family of funds.

—     The Fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the Fund’s investment adviser (“underlying funds”). The Fund seeks to achieve its objective by generally providing significant allocations to both underlying funds that invest primarily in equity securities and to underlying funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. Underlying funds may include absolute return funds.

—     In addition to investing in the underlying funds, the Fund also may invest in securities that will expose the Fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The Fund may invest up to 5% of its total assets in such securities.

—     The Fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the Fund, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

—     The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies.

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Acquired Fund	Acquiring Fund

—     The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the Fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets.

The Acquiring Fund has targets for allocating its assets among the underlying funds and other securities, which are as follows:

	Acquiring Fund
	Target Allocation	Allocation Range
Equity Funds	59%	30-75%
Fixed Income Funds	36%	15-70%
Absolute Return Funds	2%	0-7%
Other Securities*	3%	0-10%
Cash Equivalents	0%	0-35%

*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the Fund, and securities that provide the Fund with exposure to the performance of commodities.

The sub-adviser uses these target allocations as general guides in setting the Fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the Acquiring Fund’s allocation to cash equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the Acquiring Fund may temporarily invest without limit in cash equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the Acquiring Fund’s assets in these securities may prevent the Fund from achieving its objective.

The Acquired Fund does not have stated allocation targets. The Acquired Fund has a strategic allocation, which may be adjusted by the subadviser, between equity and fixed income investments that correlates with the Fund’s risk profile. For comparison purposes, the actual allocations among asset classes, as a percentage of total investments (excluding investments in derivatives) for each Fund as of August 31, 2011, are provided in the following table.

Asset Class	Acquired Fund	Acquiring Fund
U.S. Equity	24%	37%
International Equity	19%	17%
Global Resources and Infrastructure	3%	1%
Commodities	3%	3%
U.S. Public Real Estate	4%	3%
Preferreds & Convertibles	4%	1%
U.S. Investment Grade	7%	32%
High Yield	15%	4%
U.S. Treasury Inflation-Protected Securities	13%	—
Short Duration & Cash	8%	2%

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In evaluating the Reorganization, each Acquired Fund shareholder should consider the risks of investing in the Acquiring Fund, which are described in the section below entitled “Risk Factors.”

The Reorganization may result in one-time brokerage costs for the Acquired Fund to the extent it is necessary for the Acquired Fund to sell non-mutual fund holdings prior to the Reorganization so that the Acquiring Fund’s portfolio immediately following the Reorganization remains in compliance with its investment policies and restrictions. If the Reorganization had occurred as of August 31, 2011, the Acquiring Fund would not have been required to dispose of securities of the Acquired Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of its assets) of the securities in the Acquired Fund’s portfolio solely as a result of the Reorganization. However, the Acquired Fund experienced higher portfolio turnover during its fiscal year ended June 30, 2011 than was experienced during its previous fiscal year as a result of the addition of certain former First American Funds to the underlying funds in which the Acquired Fund may invest and a change in its portfolio management team.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds, and the pro forma fees and expenses of the combined fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in a Fund or other Nuveen mutual funds. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the fees and expenses for the Acquired Fund as of its fiscal year ended June 30, 2011. Annual Fund Operating Expenses for the Acquiring Fund have been restated to take into account the new fee and expense structure adopted by the Fund as of January 1, 2011 following the closing of the FAF Transaction. The fees and expenses for the Acquiring Fund are estimated based on the actual fees and expenses incurred by the Fund from January 1, 2011 through August 31, 2011, which have been annualized. The pro forma fees and expenses are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of August 31, 2011.

Shareholder Fees

(paid directly from your investment)

	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.75%	5.75%	5.75%
Class B	None	None	None
Class C	None	None	None
Class R3	None	None	None
Class I	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)
Class A	None	None	None
Class B1	5.00%	5.00%	5.00%
Class C1	1.00%	1.00%	1.00%
Class R3	None	None	None
Class I	None	None	None

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	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma
Annual Low Balance Account Fee (for accounts under $1,000)[2]
Class A	$15	$15	$15
Class B	$15	$15	$15
Class C	$15	$15	$15
Class R3	None	None	None
Class I	$15	$15	$15

1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma[1]
Management Fees
Class A	0.15%	0.10%	0.10%
Class B	0.15%	0.10%	0.10%
Class C	0.15%	0.10%	0.10%
Class R3	0.15%	0.10%	0.10%
Class I	0.15%	0.10%	0.10%
Distribution and Service (12b-1) Fees
Class A	0.25%	0.25%	0.25%
Class B	1.00%	1.00%	1.00%
Class C	1.00%	1.00%	1.00%
Class R3	0.50%	0.50%	0.50%
Class I	0.00%	0.00%	0.00%
Other Expenses
Class A	0.42%	0.20%	0.21%
Class B	0.41%	0.20%	0.21%
Class C	0.42%	0.20%	0.21%
Class R3	0.41%	0.20%	0.21%
Class I	0.41%	0.20%	0.21%
Acquired Fund Fees and Expenses
Class A	0.79%	0.87%	0.87%
Class B	0.79%	0.87%	0.87%
Class C	0.79%	0.87%	0.87%
Class R3	0.79%	0.87%	0.87%
Class I	0.79%	0.87%	0.87%
Total Annual Fund Operating Expenses
Class A	1.61%	1.42%	1.43%
Class B	2.35%	2.17%	2.18%
Class C	2.36%	2.17%	2.18%
Class R3	1.85%	1.67%	1.68%
Class I	1.35%	1.17%	1.18%

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	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma[1]
Fee Waivers and/or Expense Reimbursements
Class A	(0.28%)[2]	(0.15)%[3]	(0.16)%[3]
Class B	(0.27%)[2]	(0.15)%[3]	(0.16)%[3]
Class C	(0.28%)[2]	(0.15)%[3]	(0.16)%[3]
Class R3	(0.27%)[2]	(0.15)%[3]	(0.16)%[3]
Class I	(0.27%)[2]	(0.15)%[3]	(0.16)%[3]
Total Annual Fund Operating Expenses–After Fee Waivers and/or Expense Reimbursements
Class A	1.33%	1.27%	1.27%
Class B	2.08%	2.02%	2.02%
Class C	2.08%	2.02%	2.02%
Class R3	1.58%	1.52%	1.52%
Class I	1.08%	1.02%	1.02%

1	Pro forma expenses do not include any of the estimated expenses for the Reorganization as Nuveen will pay all expenses associated with the Reorganization. See “The Proposed Reorganization—Reorganization Expenses” for additional information about these expenses.
2	Nuveen Fund Advisors has agreed to waive fees and reimburse expenses for the Acquired Fund through November 30, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, underlying fund fees and expenses, and extraordinary expenses) do not exceed 0.29% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board.
3	Nuveen Fund Advisors has contractually agreed to waive fees and reimburse other fund expenses for the Acquiring Fund through December 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding the fees and expenses of other investment companies in which the Acquiring Fund invests, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Board.

Example

The example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The example assumes you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. Expense caps are taken into account for the periods stated in the table above. Class B shares automatically convert to Class A shares, which have lower 12b-1 fees, eight years after you buy them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma
1 Year
Assuming you sold your shares at the end of each period
Class A	$703	$697	$697
Class B	$611	$705	$705
Class C	$211	$205	$205
Class R3	$161	$155	$155
Class I	$110	$104	$104

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	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma
Assuming you kept your shares
Class A	$703	$697	$697
Class B	$211	$205	$205
Class C	$211	$205	$205
Class R3	$161	$155	$155
Class I	$110	$104	$104

3 Years
Assuming you sold your shares at the end of each period
Class A	$1,028	$985	$987
Class B	$1,008	$965	$967
Class C	$710	$665	$667
Class R3	$556	$512	$514
Class I	$401	$357	$359
Assuming you kept your shares
Class A	$1,028	$985	$987
Class B	$708	$665	$667
Class C	$710	$665	$667
Class R3	$556	$512	$514
Class I	$401	$357	$359

5 Years
Assuming you sold your shares at the end of each period
Class A	$1,376	$1,293	$1,297
Class B	$1,331	$1,251	$1,255
Class C	$1,235	$1,151	$1,155
Class R3	$976	$893	$898
Class I	$714	$629	$634
Assuming you kept your shares
Class A	$1,376	$1,293	$1,297
Class B	$1,231	$1,151	$1,155
Class C	$1,235	$1,151	$1,155
Class R3	$976	$893	$898
Class I	$714	$629	$634

10 Years
Assuming you sold your shares at the end of each period
Class A	$2,354	$2,167	$2,177
Class B	$2,481	$2,301	$2,311
Class C	$2,675	$2,491	$2,501
Class R3	$2,147	$1,964	$1,974
Class I	$1,600	$1,407	$1,418
Assuming you kept your shares
Class A	$2,354	$2,167	$2,177
Class B	$2,481	$2,301	$2,311
Class C	$2,675	$2,491	$2,501
Class R3	$2,147	$1,964	$1,974
Class I	$1,600	$1,407	$1,418

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Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that the Funds do not pay transaction costs for buying and selling shares of underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. Although the Funds are expected to have low portfolio turnover rates, the underlying funds may trade securities frequently. During their most recent fiscal years for which audited financial statements are available, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year End	Rate
Acquired Fund	6/30/11	95%
Acquiring Fund	8/31/11	34%

After the Reorganization is completed, the portfolio managers of the Acquiring Fund may, in their discretion, sell securities acquired from the Acquired Fund. To the extent that the portfolio managers choose to sell a significant percentage of such securities, the Acquiring Fund’s portfolio turnover rate and brokerage costs (to the extent that such securities are not underlying open-end mutual funds) may be higher than they otherwise would have been.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s Prospectus entitled “Principal Risks.”

Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund are described below. An investment in the Acquired Fund is also subject to each of these principal risks other than “Derivatives Risk.” In addition, each Fund’s risks are directly related to the risks of the underlying funds in which it invests. To the extent the Acquired Fund and the Acquiring Fund allocate their investments similarly among eligible Nuveen funds and other funds, their risks will be similar. Except with respect to “Derivatives Risk,” to the extent that there are differences between the principal risks disclosed in each Fund’s current prospectus these are due to differences in the disclosure practices between the former First American Funds and the Nuveen Funds, rather than actual differences in risk exposure.

Allocation Risk.    The Fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

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Additional Expenses.    Investing in the underlying funds and in unaffiliated investment companies through an investment in the Fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk.    Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk.    The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds.    Because the Fund’s assets are invested primarily in shares of the underlying funds, the Fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. In summarizing the risks of the underlying funds below, the Fund has organized the discussion into those risks typically associated with underlying funds that invest in equity securities (“Equity Funds”), those risks typically associated with underlying funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of underlying funds.

Equity Funds

Equity Market Risk.    The market values of equity securities owned by the underlying fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk.    The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest Rate Risk.    If interest rates rise, the prices of bonds held by an underlying fund will fall.

Credit Risk.    Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Political and Economic Risks.    The value of an underlying fund that invests primarily in municipal bonds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk. Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and

11

economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk.    The underlying funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an underlying fund of non-U.S. securities.

Fundamental Investment Restrictions

The Acquiring Fund’s investment objective may be changed without shareholder approval, while the investment objective of the Acquired Fund is fundamental. Each Fund has elected to be treated as a diversified investment company and each Fund has adopted a policy of not concentrating its investments in a particular industry. There are some differences in the manner in which the Funds have historically treated investment in other investment companies for purposes of their concentration policies; however, following the Reorganization, the combined Fund will follow substantially the same practices as the Acquired Fund. With respect to other investment restrictions that may not be changed without shareholder vote, the Funds have adopted substantially similar policies. See the section of the Acquiring Fund’s Statement of Additional Information entitled “Investment Restrictions of the Funds” and the section of the Acquired Fund’s Statement of Additional Information entitled “Investment Restrictions.”

Performance Information

The total returns of the Funds for the periods ended December 31, 2010, based on historical fees and expenses for each period, is set forth in the chart and tables below.

The bar chart below illustrates annual calendar year returns for the Acquired Fund’s Class A shares and the Acquiring Fund’s Class R3 shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect Class A’s sales charge, and if this charge was reflected, the returns would be less than those shown. The tables below illustrate average annual returns for the periods ended December 31, 2010 for each Fund. Acquired Fund Class R3 shares commenced operations on August 4, 2008. The 5 and 10 year returns for the Acquired Fund’s Class R3 shares shown below reflect the Acquired Fund’s Class I share performance prior to August 4, 2008 adjusted for the difference in fees between the classes. The tables also show how each Fund’s performance compares with the returns of broad measures of market performance and, for the Acquired Fund, a peer group of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for the Acquired Fund’s Class A shares and the Acquiring Fund’s Class R3 shares only; after-tax returns for all other share classes will vary. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

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Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced. Past performance (before and after taxes) does not necessarily indicate future performance. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

Acquired Fund*

Class A Annual Total Return

During the periods shown in the bar chart, the Acquired Fund’s highest and lowest calendar quarter returns were 16.24% and -12.71%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Acquired Fund’s Class A year-to-date return through September 30, 2011 was -8.88%.

* Effective August 1, 2008, the Acquired Fund, pursuant to shareholder approval, (a) made a slight change to its investment objective, (b) made significant changes to its investment strategy, including the adoption of its current “fund of funds” structure, and (c) changed its sub-adviser. Therefore, the Acquired Fund’s total returns for periods prior to August 1, 2008, are not indicative of the performance that the fund, as currently managed, would have generated.

Acquiring Fund

Class R3 Total Returns

During the periods shown in the bar chart, the Acquiring Fund’s highest and lowest calendar quarter returns were 16.43% and -16.87%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Acquiring Fund’s Class R3 year-to-date return through September 30, 2011 was -7.47%.

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	Average Annual Total Returns for the Periods Ended December 31, 2010
Acquired Fund	1 Year	5 Years	10 Years
Class A (return before taxes)	7.23%	4.35%	3.80%
Class A (return after taxes on distributions)	6.51%	2.98%	2.64%
Class A (return after taxes on distributions and sale of fund shares)	4.75%	3.18%	2.75%
Class B (return before taxes)	8.85%	4.62%	3.79%
Class C (return before taxes)	12.79%	4.78%	3.62%
Class R3 (return before taxes)	13.17%	5.27%	4.12%
Class I (return before taxes)	13.96%	5.84%	4.66%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Moderate Allocation Composite (reflects no deduction for fees, expenses or taxes)	11.53%	4.02%	3.49%
Barclay’s U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.56%	5.80%	5.84%
Citigroup 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	2.30%	2.26%
Lipper Mixed-Asset Target Allocation Moderate Classification Average (reflects no deduction for taxes or certain expenses)	11.37%	3.57%	3.54%

	Average Annual Total Returns for the Periods Ended December 31, 2010
Acquiring Fund	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes) (Inception Date 9/24/01)	5.54%	3.17%	N/A	5.09%
Class B (return before taxes (Inception Date 9/24/01))	6.08%	3.45%	N/A	4.98%
Class C (return before taxes) (Inception Date 9/24/01)	11.14%	3.63%	N/A	4.99%
Class R3 (return before taxes)	11.64%	4.13%	3.50%	N/A
Class R3 (return after taxes on distributions)	10.88%	3.00%	2.47%	N/A
Class R3 (return after taxes on distributions and sale of fund shares)	7.57%	3.07%	2.50%	N/A
Class I (return before taxes) (Inception Date 9/24/01)	12.21%	4.65%	N/A	6.02%
Dow Jones Moderate U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)	15.23%	4.78%	5.16%	6.91%

Investment Adviser and Sub-Adviser

Both Funds are managed by Nuveen Fund Advisors, which offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

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Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to the Acquiring Fund. Nuveen Asset Management manages the investment of the Acquiring Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Fund Advisors has selected its affiliate, Nuveen Investment Solutions, Inc. (“NIS”), located at 333 West Wacker Drive, Chicago, Illinois, 60606, to serve as sub-adviser to the Acquired Fund. Nuveen Investment Solutions manages the investment of the Acquired Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Prior to the FAF Transaction, the Acquiring Fund was advised by FAF Advisors, a wholly-owned subsidiary of U.S. Bank National Association.

Each of the portfolio managers of the Acquiring Fund is also a portfolio manager of the Acquired Fund. In addition, John C. Simmons was the sole portfolio manager of the Acquired Fund from June 2009 until May 2011 and ceased being a portfolio manager of the Acquired Fund in October 2011. The current portfolio managers primarily responsible for the Funds’ management are:

—

David R. Cline, Vice President and Portfolio Manager for Nuveen Asset Management and Portfolio Manager for NIS. Mr. Cline has been a portfolio manager of the Acquired Fund since May 2011 and the Acquiring Fund since October 1996. He entered the financial services industry when he joined FAF Advisors in 1989. He joined Nuveen Asset Management and NIS on January 1, 2011 in connection with the acquisition of FAF Advisors’ long-term asset management business by Nuveen Investments.

—

James A. Colon, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst for Nuveen Asset Management and Portfolio Manager for NIS. Mr. Colon has been a portfolio manager of the Acquired Fund and the Acquiring Fund since May 2011 and has been employed by Nuveen Asset Management (or an affiliate) since 2006. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Mr. Colon is a member of the CFA Institute, the CFA Society of Chicago, and the International Association of Financial Engineers.

For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Fund’s Prospectus entitled “Who Manages the Funds” and the section of the Fund’s Statement of Additional Information entitled “Adviser and Sub-Adviser.”

Advisory and Other Fees

Pursuant to investment management agreements between Nuveen Fund Advisors and the Trust, on behalf of the Acquired Fund, and Nuveen Fund Advisors and the Corporation, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors a management fee, payable monthly. The management fee rate of the Acquired Fund is 0.15% of average daily net assets, and the management fee rate of the Acquiring Fund is 0.10% of average daily net assets.

If the Reorganization is completed, Nuveen Fund Advisors has agreed to continue the current expense cap for the Acquiring Fund for a period of one year following the Reorganization so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding the fees and expenses of other investment companies in which the Acquiring Fund invests, do not exceed 0.40% for Class A shares, 1.15% for Class B shares, 1.15% for Class C shares, 0.65% for Class R3 shares, and 0.15% for Class I shares.

15

For the Acquired Fund’s fiscal year ended June 30, 2011 and the Acquiring Fund’s annualized eight month period ended August 31, 2011, Nuveen Fund Advisors waived fees and reimbursed expenses in excess of the management fees paid by the funds.

Each Fund has adopted a distribution and service plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that Class B shares, Class C shares and Class R3 shares are subject to a distribution fee, and that Class A shares, Class B shares, Class C shares and Class R3 shares are all subject to a service fee. Class I shares are not subject to either distribution or service fees.

Under the Plans, each Fund is authorized to pay an annual rate not to exceed (a) 0.25% of the average daily net assets of Class A shares as a service fee; (b) 0.75% of the average daily net assets of each of the Class B and Class C shares as a distribution fee and 0.25% of the average daily net assets of each of the Class B and Class C shares as a service fee; and (c) 0.25% of the average daily net assets of Class R3 shares as a distribution fee and 0.25% of the average daily net assets of Class R3 shares as a service fee. For a complete description of these arrangements for the Acquiring Fund, see the section of the Fund’s Prospectus entitled “What Share Classes We Offer” and the section of the Fund’s Statement of Additional Information entitled “Distributor.”

Board Members and Officers

As of the closing of the FAF Transaction, the same individuals constitute the Board of each Fund, and the Trust and the Corporation have the same officers. The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the Investment Management Agreement for each Fund, is the responsibility of the Board. There are currently ten members of the Board, one of whom is an “interested person” (as defined in the 1940 Act) and nine of whom are not interested persons (the “independent board members”). The names and business addresses of the board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Directors and Executive Officers” in the Statement of Additional Information for the Acquiring Fund incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

Each Fund offers five classes of shares: Class A, Class B, Class C, Class I and Class R3 shares. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of each Fund either through a financial advisor or other financial intermediary or directly from such Fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B

16

shareholders. Each Fund’s initial and subsequent investment minimums generally are as follows, although each Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I

Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•   $2,500 for Traditional/Roth IRA accounts.

•   $2,000 for Coverdell Education Savings Accounts.

•   $250 for accounts opened through fee-based programs.

•   No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

For a complete description of purchase, redemption and exchange options, see the section of the Acquiring Fund’s Prospectus entitled “How You Can Buy and Sell Shares,” “General Information” and “How to Sell Shares,” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Purchase and Redemption of Fund Shares.”

No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Acquired Fund exchanged in connection with the Reorganization. The holding period for Class B shares and Class C shares and the conversion period for Class B shares of the Acquiring Fund received in connection with the Reorganization will include the period during which the Acquired Fund shares exchanged were held by such shareholder.

The Acquired Fund intends to pay income dividends and any taxable gains annually. For the Acquiring Fund, dividends from net investment income, if any, are normally declared and paid at least annually. Any capital gains are normally distributed at least once each year. The Acquiring Fund may, however, pay dividends or make distributions more frequently. If the Reorganization is approved by the shareholders of the Acquired Fund, the Acquired Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date.

Tax Information

The Funds’ distributions are taxable and will generally be taxed as ordinary income or capital gains.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and Acquired Fund is contained in this Proxy Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund Prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

THE PROPOSED REORGANIZATION

The proposed Reorganization will be governed by the Agreement, which is attached as Appendix I. The Agreement provides that the Acquired Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. The closing of the Reorganization will take place at the close of business on the Closing Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Acquired Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Acquired Fund and deliver to the Acquired Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund assumed by the Acquiring Fund. On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date, the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, all Acquiring Fund shares received by the Acquired Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. As a result of the proposed Reorganization, each Acquired Fund shareholder will receive a number of Acquiring Fund shares of the same class and equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Acquired Fund shares of the corresponding class surrendered by such shareholder.

The Board has determined that the proposed Reorganization is in the best interests of each Fund and that the interests of shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the

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Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of a Fund.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. The sale of such investments could result in taxable distributions to shareholders of the Acquired Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund. See “Certain Federal Income Tax Consequences” below. However, it is not expected that any material portfolio sales (i.e., more than 5% of the Acquired Fund’s net assets) will occur in connection with the Reorganization. In addition, the Acquired Fund recently experienced a change in its portfolio management team, and the universe of underlying funds in which the Acquired Fund may invest has been expanded due to the FAF Transaction. As a result of these two factors, the Acquired Fund will likely have material portfolio sales prior to the Reorganization. These sales will occur regardless of whether the Reorganization is approved and completed.

If the Reorganization had occurred as of August 31, 2011, the Acquiring Fund would not have been required to dispose of securities of the Acquired Fund in order to comply with its investment policies and restrictions, and would not have sold any material portion (i.e., more than 5% of its net assets) of the securities in the Acquired Fund’s portfolio solely as a result of the Reorganization. However, the Acquired Fund experienced higher portfolio turnover during its fiscal year ended June 30, 2011 than was experienced during its previous fiscal year as a result of the addition of certain former First American Funds to the underlying funds in which the Acquired Fund may invest and a change in its portfolio management team.

Description of Securities to be Issued

Shares of Common Stock. The Acquiring Fund has established and designated Class A, Class B, Class C, Class I and Class R3 shares, par value $0.01 per share. The Corporation’s articles of incorporation permit the Board, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of the Corporation, an open-end management investment

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company registered with the SEC under the 1940 Act. The Corporation currently has four series, including the Acquiring Fund, and the Board may, in its sole discretion, create additional series from time to time. Separate votes generally are taken by each series on matters affecting an individual series. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Corporation may request that the Board call a shareholders’ meeting for the purpose of voting upon the removal of one or more board members.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Acquiring Fund will establish an account for each Acquired Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially similar, and services provided to shareholders generally are not expected to change, except to the extent services differ because the Funds have different transfer agents. Shareholders of the Acquired Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. Both Funds currently have exchange procedures that provide that shareholders may exchange their shares into the same class of another Nuveen mutual fund provided that such funds utilize the same transfer agent. Accordingly, because the Acquiring Fund and Acquired Fund utilize different transfer agents, if the Reorganization is approved and completed, the eligible exchange options for Acquired Fund shareholders will change. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

State Street Bank & Trust Company serves as the custodian for the assets of the Acquired Fund and U.S. Bank National Association serves as the custodian for the assets of the Acquiring Fund. Boston Financial Data Services serves as transfer agent for the Acquired Fund and U.S. Bancorp Fund Services, LLC serves as transfer agent for the Acquiring Fund. PricewaterhouseCoopers LLP serves as the independent auditors for the Acquired Fund and Ernst & Young LLP serves as independent auditors for the Acquiring Fund. All service providers of the Acquiring Fund are expected to continue following the Reorganization, except that PricewaterhouseCoopers LLP has been retained as the independent registered public accounting firm for the Acquiring Fund beginning with the fiscal year ending August 31, 2012.

Certain Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the pro rata distribution to the Acquired

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Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares pursuant to the Reorganization.

5.	The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the effective time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. This distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Acquired Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Acquired Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-

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term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Acquired Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Acquired Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

After the Reorganization, the Acquiring Fund’s ability to use the Acquired Fund’s and Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, former shareholders of the Acquired Fund may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

In addition, shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

Nuveen Fund Advisors estimates that expenses for the Reorganization will be approximately $135,000. Because the payment by the Funds of any portion of these expenses would cause the Funds to exceed expense caps currently in effect, Nuveen will pay all expenses associated with the Reorganization.

The Acquired Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $8,400, which is included in the expense estimate above.

Comparison of Minnesota Corporations and Massachusetts Business Trusts

The following description is based on relevant provisions of the Minnesota Business Corporation Act (the “MBCA”) and applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to the MBCA, applicable Massachusetts law and each Fund’s operative documents.

In General

The Acquired Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

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Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

The Acquiring Fund is a series of a Minnesota corporation. A fund organized as a series of a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and bylaws. For a Minnesota corporation, unlike a Massachusetts trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and bylaws. Some of the key provisions of the MBCA and the articles of incorporation and bylaws are summarized below.

Shareholder Voting

Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Corporation’s articles of incorporation contain such provisions regarding fractional shares.

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Election and Removal of Directors

Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Corporation may elect directors at any meeting at which a quorum is present. The bylaws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or bylaws. The Corporation’s bylaws state that annual meetings of shareholders are not required and that a special meeting of shareholders may be called by shareholders holding 10% or more of the shares entitled to vote on the matters to be presented at the meeting. The bylaws provide that a director may be removed from office, with or without cause, by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors. The bylaws also provide that a director named by the Board to fill a vacancy may be removed from office at any time, with or without cause, by the affirmative vote of the remaining directors if the shareholders have not elected directors in the interim between the time of appointment to fill such vacancy and the time of the removal.

Amendments to the Articles of Incorporation

Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation. However, the board of directors of a Minnesota corporation is authorized, without a vote of the shareholders, to amend the articles of incorporation to change the name of the corporation. In addition, the board of directors may change the name or other designation of any class or series of stock pursuant to the Corporation’s articles of incorporation. Under the MBCA, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Minnesota corporation may, however, if permitted by the articles of incorporation, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Corporation’s articles of incorporation permit the Board to do so. The MBCA permits the board of directors of an open-end investment company to supplement the articles of incorporation without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the articles of incorporation. The Corporation’s articles of incorporation do not prohibit the Board from doing so.

Issuance of Shares

The board of directors of a Minnesota corporation has the power to authorize the issuance of shares and, prior to issuance of shares of each class or series, the board of directors of a Minnesota corporation is required by Minnesota law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or

24

omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The Corporation’s articles of incorporation provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or bylaws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the Corporation’s articles of incorporation do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights

Pursuant to the Corporation’s articles of incorporation, shareholders of the Acquiring Fund have no preemptive rights.

Dissenters’ Right of Appraisal

Under Minnesota Law, shareholders of an acquired fund generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law.

Notwithstanding the provisions of Minnesota law, the SEC staff has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC staff’s position that Rule 22c-1 supersedes appraisal provisions in state statutes.

Derivative Actions

Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

The Acquired Fund is governed by the Trust’s Declaration of Trust and the Amended and Restated By-Laws (the “By-Laws”). Under the Declaration of Trust, any determination as to what is in the interests of the Trust made by the trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the trustees are binding upon the Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquired Fund’s governing documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is

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required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as a shareholder of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The By-Laws provide that the holders of a majority of the voting power of the shares of beneficial interest of the Acquired Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the By-Laws, the Declaration of Trust provides that the affirmative vote of the holders of a majority, except in the case of the election of trustees which shall only require a plurality, of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter.

Election and Removal of Trustees

The Declaration of Trust provides that the trustees determine the size of the Board, subject to a minimum of two and a maximum of twelve, and set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Board may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares.

Issuance of Shares

Under the Declaration of Trust, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes

The Declaration of Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust

Amendments to the Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by class except to the extent

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that applicable law may require voting by class, although certain amendments may be made by the trustees without a shareholder vote.

Shareholder, Trustee and Officer Liability

The Declaration of Trust provides that shareholders have no personal liability for the acts or obligations of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Preemptive Rights

Pursuant to the Declaration of Trust, shareholders of the Acquired Fund have no preemptive rights.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Corporation and the Trust and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following table sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of August 31, 2011, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of August 31, 2011 (Unaudited)

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net Assets
Class A	$29,441,355	$161,839,587	$(670,667	)(a)	$190,610,275	(a)
Class B	1,548,540	6,008,732	(35,275	)(a)	7,521,997	(a)
Class C	10,698,243	22,492,895	(243,703	)(a)	32,947,435	(a)
Class R3	522,140	4,253,070	(11,894	)(a)	4,763,316	(a)
Class I	6,055,591	133,723,177	(137,945	)(a)	139,640,823	(a)

Total	$48,265,869	$328,317,461	$(1,099,484)		$375,483,846

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	Acquired Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Shares Outstanding
Class A	$1,249,339	$16,120,164	$1,616,389	(b)	$18,985,892	(b)
Class B	65,885	607,383	87,081	(b)	760,349	(b)
Class C	454,906	2,272,296	601,241	(b)	3,328,443	(b)
Class R3	22,227	428,008	29,122	(b)	479,357	(b)
Class I	256,973	13,351,281	333,861	(b)	13,942,115	(b)

Total	2,049,330	32,779,132	2,667,694		37,496,156

Net Asset Value Per Share
Class A	23.57	10.04			10.04
Class B	23.50	9.89			9.89
Class C	23.52	9.90			9.90
Class R3	23.49	9.94			9.94
Class I	23.57	10.02			10.02
Shares Authorized
Class A	Unlimited	10 billion			10 billion
Class B	Unlimited	10 billion			10 billion
Class C	Unlimited	10 billion			10 billion
Class R3	Unlimited	20 billion			20 billion
Class I	Unlimited	10 billion			10 billion

(a)	Figures do not reflect the costs associated with the proposed Reorganization, estimated to be approximately $135,000. Because the payment by the Funds of any portion of these expenses would cause the Funds to exceed their expense caps, Nuveen will pay all such Reorganization expenses. Furthermore, figures assume the Acquired Fund distributes its undistributed net investment income of $1,099,484 to its shareholders prior to the Reorganization.
(b)	Figures reflect the issuance by the Acquiring Fund of approximately 2,865,728 Class A shares, 152,966 Class B shares, 1,056,147 Class C shares, 51,349 Class R3 shares and 590,834 Class I shares to shareholders of the Acquired Fund in connection with the proposed Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class B, Class C, Class I and Class R3 shares of the Acquiring Fund will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Minneapolis, Minnesota 55402, and the federal income tax consequences of the Reorganization will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Acquired Fund is Registration No. 811-07619 and the SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Acquiring Fund is Registration No. 811-07687. Such Prospectuses and Statements of Additional Information are incorporated herein by reference.

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THE BOARD’S APPROVAL OF THE REORGANIZATION

Based on the considerations described below, the Board has determined that the Reorganization would be in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board has approved the Reorganization and recommends that Acquired Fund shareholders vote in favor of the Reorganization.

In preparation for the meeting of the Board held on July 25-27, 2011 (the “Meeting”) at which the Reorganization was considered, Nuveen Fund Advisors provided the Board with information regarding the proposed Reorganization, including the rationale therefore and alternatives considered to the Reorganization of the Funds. Prior to approving the Reorganization, the independent board members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. In approving the Reorganization, the Board considered a number of principal factors in reaching its determination, including the following:

—	the similarities and differences in the Funds’ investment objectives and principal investment strategies;

—	the Funds’ relative risks;

—	the Funds’ relative sizes;

—	the relative investment performance of the Funds and portfolio managers;

—	the relative fees and expenses of the Funds, including caps on the Funds’ expenses agreed to by Nuveen Fund Advisors;

—	the anticipated tax-free nature of the Reorganization;

—	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

—	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganization on shareholder services and shareholder rights;

—	alternatives to the Reorganization; and

—	any potential benefits of the Reorganization to Nuveen Fund Advisors and its affiliates as a result of the Reorganization.

Investment Similarities and Differences

Based on the information presented, the Board noted that the investment objectives of the Funds are similar. In this regard, the investment objective of the Acquired Fund is to provide attractive long-term total return with a moderate risk profile, and the investment objective of the Acquiring Fund is to seek both capital growth and current income. The Board further noted that the principal investment strategies of the Acquired Fund and the Acquiring Fund appear similar as both Funds invest

29

primarily in shares of other Nuveen investment companies. One significant distinction in their investments strategies, however, is the Acquiring Fund may invest in derivatives. The Acquiring Fund primarily uses futures transactions to implement tactical asset allocation decisions without having to trade underlying funds. In addition, the Funds have similar target allocations among underlying funds. Both Funds also are in the same Lipper peer category which is not expected to change after the Reorganization.

Relative Risks

The Board noted that each Fund’s risks are directly related to the risks of the underlying funds in which it invests. To the extent the Acquired Fund and Acquiring Fund allocate their investments similarly among eligible underlying funds, their risks will be similar. However, the Acquiring Fund engages in derivative transactions and is therefore subject to derivatives risk.

Relative Sizes

The Board noted that the Acquiring Fund is significantly larger than the Acquired Fund and combining the Funds should provide additional benefits to shareholders of both Funds, as fixed operating expenses of the Acquiring Fund following the Reorganization will be spread over a larger asset base. Although the net operating expenses of the Acquiring Fund are expected to remain the same following the Reorganization (with a slight increase in gross expenses), the estimated gross and net operating expenses of the Acquiring Fund following the Reorganization are expected to be lower than the gross and net operating expenses of the Acquired Fund as noted in more detail below.

Investment Performance and Portfolio Managers

The Board reviewed the investment performance of each Fund over various periods but recognized the limits on the usefulness of the comparisons of the performance information. In reviewing past performance, the Board observed that the Acquired Fund has only operated as a fund-of-funds for approximately three years. Before such time, the Acquired Fund operated with different investment policies and portfolio managers. Further, the performance of the Funds is driven primarily from the performance of the underlying funds. Until recently, however, the Acquired Fund and Acquiring Fund had different sets of funds available for investment. Although the Board approved the addition of certain Nuveen funds to the universe of eligible underlying funds for the Acquiring Fund in March 2011, there are still differences between the underlying funds currently approved for investment by the Acquired Fund compared to the Acquiring Fund. Notwithstanding the foregoing, the Board noted that because the Acquired Fund and Acquiring Fund now invest primarily in underlying Nuveen funds, utilize the same asset allocation committee input, and have overlapping portfolio management teams, Nuveen Fund Advisors expects that performance going forward would become similar.

Fees and Expense Ratios

The Board considered the fees and expense ratios of each class of the Funds (including estimated expenses of the Acquiring Fund following the Reorganization) and the impact of expense caps. The Board noted that the management fees of the Acquiring Fund are lower than the management fees of the Acquired Fund. In addition, the gross and net expenses of each share class of the Acquired Fund are expected to decrease (excluding indirect fund expenses) following the Reorganization. While the gross expenses of each share class of the Acquiring Fund are expected to increase slightly, the net expenses of each share class of the Acquiring Fund (excluding indirect fund expenses) are expected to remain unchanged following the Reorganization. In addition, with respect to indirect fund expenses

30

(i.e., expenses of the underlying funds), although the indirect fund expenses of the Acquired Fund as of its fiscal year end are lower than the estimated indirect fund expenses for the Acquiring Fund following the Reorganization, the Board noted that Nuveen Fund Advisors expects such costs to be similar going forward given the overlap in portfolio management teams and that the Funds have the same potential investable universe.

The Board also considered the expense limitation agreements for the Funds. The Board noted that the Acquiring Fund had a lower expense cap than the Acquired Fund and that Nuveen Fund Advisors has agreed to an undertaking that the Acquiring Fund following the Reorganization would continue to operate under its current expense cap for a period of one year from the date of the Reorganization.

The Board also recognized that the management fees for the Nuveen Funds generally are comprised of fund-level and complex-level fees. Pursuant to the complex-wide fee arrangement, the fees of funds in the Nuveen complex are reduced as assets in the fund complex reach certain levels. The complex-level fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when eligible complex-wide assets increase, even if assets of a particular Fund are unchanged or decrease. The Board recognized that as funds-of-funds, both Funds are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund fee level. The independent board members recognized, however, that both Funds benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

Tax Consequences of the Reorganization

The Board noted that the Reorganization is expected to be tax-free to shareholders of the participating Funds. The Board further recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. It is anticipated that with respect to the Reorganization, an annual limitation will be imposed on the Acquiring Fund’s utilization of the Acquired Fund’s pre-reorganization capital loss carryforwards, if any. Because the annual limitation, however, is fairly large in comparison to anticipated loss carryforwards, it is expected that the use of these carryovers should not be negatively impacted. The Board also recognized that there may be some gains or losses resulting from portfolio realignment related to the Reorganization.

Costs of the Reorganization

The Board considered the projected costs of the Reorganization and that since each Fund operates above its expense cap, Nuveen will absorb the cost of the Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the shareholders of the Funds. In this regard, each Acquired Fund shareholder will receive the same class of shares in the Acquiring Fund equal in value to the shares of the respective class of the Acquired Fund held, which are subject to the same distribution and service fees.

Effect on Shareholder Services and Shareholder Rights

The Board noted that it was anticipated that the services provided to shareholders would generally not change, except to the extent services differed because the Funds have different transfer

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agents. The Board also considered that the Acquiring Fund is a series of a Minnesota corporation, whereas the Acquired Fund is a series of a Massachusetts business trust. As a result, the rights of shareholders between the Funds differ. Notwithstanding the foregoing, the principal attributes of a share in each Fund are comparable as a share in both Funds is entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

The Board could have decided to continue the two Funds in their present form managed by the same management teams or to liquidate one of the overlapping Funds, but did not believe either alternative would be in the best interests of shareholders. The Board recognized that continuing to offer two very similar overlapping Funds may cause confusion among the distribution network and sales team and dilute their selling efforts. As a result, one or both Funds may be unable to grow assets potentially increasing investor overall expenses if assets decrease. With the proposed Reorganization, Nuveen’s distribution and marketing efforts can focus on one fund. The shareholders of both Funds can therefore benefit from the potential of greater sales, asset growth and economies of scale that could be achieved in one combined fund rather than diluted between two similar Funds. The Board also could have decided to liquidate a Fund; however, the Board did not believe this option was in the best interests of shareholders as liquidation is a taxable event which could result in the realization of taxable capital gains at both the Fund and, depending on the shareholder’s cost basis, the shareholder level, and the Fund would lose any potential benefit that the Fund’s capital loss carryforwards, if any, might have provided.

Potential Benefits to Nuveen Fund Advisors and Affiliates

The Board recognized that the Reorganization may result in some benefits and economies for Nuveen Fund Advisors and affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Fund as a separate Fund in the Nuveen complex. However, due to the expense cap with the Funds, Nuveen Fund Advisors will bear the Reorganization costs. In addition, it is anticipated that Nuveen Fund Advisors’ expense reimbursements will decrease for the Acquiring Fund following the Reorganization.

Conclusion

The Board, including the independent board members, approved the Reorganization, concluding that the Reorganization is in the best interests of both Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

OTHER INFORMATION

Shareholders of the Funds

The following tables set forth the percentage of ownership of each person who, as of September 30, 2011, the record date with respect to the Special Meeting, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of either Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on September 30, 2011. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

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Moderate Allocation Fund (Acquired Fund)
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Class A Shares	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	15.00%	2.32%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	9.26%	1.44%

	Citigroup Global Markets Inc. House Account Attn Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	8.93%	1.38%

Class B Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	36.28%	12.66%

	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	16.21%	3.22%

	Edward D. Jones & Co. Attn Mutual fund Shareholder Accounting 201 Progress Pkwy Maryland Heights, MO 63043-3009	7.98%	1.58%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, 3rd Fl Jersey City, NJ 07311	6.83%	1.36%

Class C Shares	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	42.77%	13.38%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	14.58%	12.55%

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Moderate Allocation Fund (Acquired Fund)
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
	Citigroup Global Markets Inc. House Account Attn Peter Booth, 7th Floor 333 West 34th St New York, NY 10001-2402	7.57%	2.37%

Class I Shares	Wells Fargo Bank FBO Nuveen Investments 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28288-1076	49.12%	2.11%

	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	11.66%	0.50%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	6.05%	0.26%

Class R3 Shares	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn Fund Admin 4800 Deer Lake Dr E, Fl 3 Jacksonville FL 32246-6484	90.48%	9.90%

	Nuveen Investments Attn Darlene Cramer 333 West Wacker Dr. Chicago, IL 60606-1220	9.52%	1.04%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Class A Shares	Wells Fargo Bank NA FBO US Bancorp SERP-1st Amer Growth PO Box 1533 Minneapolis MN 55480-1533	12.41%	10.48%

	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	7.01%	5.92%

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Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Class B Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	6.80%	12.66%

Class C Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	11.63%	12.55%

Class I Shares	Orchard Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	60.42%	57.82%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	20.81%	19.92%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	8.37%	8.01%

Class R3 Shares	State Street Bank 401K Plan FBO ADP Access 401(K) Product 1 Lincoln St Boston MA 02111-2901	43.28%	38.55%

	Nancy Quintel/Rafael Cruz/Becky Wittmer FBO Lewis Rents Inc 401K PSP & Trust Twain Harte CA 95383	5.78%	5.15%

At the close of business on September 30, 2011, there were 1,252,146.620 Class A shares, 61,329.694 Class B shares, 435,365.006 Class C shares, 22,315.435 Class R3 shares and 253,276.400 Class I shares of the Acquired Fund outstanding. As of September 30, 2011, the board members and officers of the Acquired Fund as a group owned less than 1% of the total outstanding shares of the Acquired Fund and as a group owned less than 1% of each class of shares of the Acquired Fund

At the close of business on September 30, 2011, there were 16,039,651.192 Class A shares, 587,313.748 Class B shares, 2,270,078.645 Class C shares, 430,016.992 Class R3 shares and 13,295,146.061 Class I shares of the Acquiring Fund outstanding. As of September 30, 2011, the board members and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

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Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual board member should write to their Fund, to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific board member and so indicates, it will be sent only to that board member. If a communication does not indicate a specific board member, it will be sent to the chair of the nominating and governance committee and to the Board’s independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Acquired Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the Acquired Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Acquired Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, with shareholders of each class voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Each valid proxy given by a shareholder of the Acquired Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons

36

named in the proxy, as recommended by the Board, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) do not count as votes “FOR” the proposal and have the same effect as a vote “AGAINST” the proposal. At least a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Acquired Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

It is not anticipated that any action will be asked of the shareholders of the Acquired Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

The person presiding at the Special Meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned, whether or not a quorum is present. If the adjournment is approved, the date, time and place of the new meeting will be announced at the time of adjournment, and no further notice of the new meeting time and date will be given to shareholders.

Proxies of shareholders of the Acquired Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

November 9, 2011

Please sign and return your proxy promptly.

Your vote is important and your participation in the affairs of your Fund does make a difference.

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APPENDIX I

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of                     , 2011 by Nuveen Strategy Funds, Inc., a Minnesota corporation (the “Corporation”), on behalf of Nuveen Strategy Balanced Allocation Fund, a series of the Corporation (the “Acquiring Fund”), Nuveen Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of Nuveen Moderate Allocation Fund, a series of the Trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”), and Nuveen Fund Advisors, Inc., the investment adviser to the Funds (the “Adviser”) (for purposes of Section 9.1 of the Agreement only).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class R3 voting shares of common stock, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Acquired Fund, in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a separate series of the Trust and the Acquiring Fund is a separate series of the Corporation, and the Trust and the Corporation are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Acquired Fund Board”) and the Board of Directors of the Corporation (the “Acquiring Fund Board”) have made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Acquired Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B,

Class C, Class I and Class R3 Acquiring Fund Shares, computed in the manner set forth in Section 2.3 herein; and (ii) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date as such term is defined in Section 3.1.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Acquired Fund will distribute to its shareholders of record with respect to each class of shares, determined as of the close of business on the Closing Date, as such term is defined in Section 3.1 (the “Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to Section 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished with respect to each class of shares of the Acquired Fund by the transfer of the Acquiring Fund Shares of the same class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders of such class and all issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        TERMINATION.    The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8        BOARD REPORTING.    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Acquired Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets net of liabilities with respect to each class of shares of the Acquired Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund share of the same class determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    The Closing shall occur on January 20, 2012 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Acquired Fund shall cause State Street Bank & Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Acquired Fund shall cause Boston Financial Data Services, as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Class A, Class B, Class C, Class I and Class R3 Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause U.S. Bancorp Fund Services, LLC, its transfer agent, to issue and deliver to the Acquired Fund a confirmation evidencing the Class A, Class B, Class C, Class I and Class R3 Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE ACQUIRED FUND.    The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquired Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust, as amended (“Declaration of Trust”).

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Acquired Fund as of June 30, 2011, and for the year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of June 30, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(j)        All issued and outstanding shares of the Acquired Fund are, and as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(k)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Acquired Fund shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Corporation, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Acquiring Fund is a separate series of the Corporation duly authorized in accordance with the applicable provisions of the Corporation’s Articles of Incorporation, as amended (“Articles”).

(c)        The Corporation is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Corporation’s Articles or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of August 31, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of August 31, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)        At the date hereof, all federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code and will be eligible to, and will, do so for the taxable year that includes the Closing Date.

(o)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, each of the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Trust will call a special meeting of the Acquired Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Corporation will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities

Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Fund, the Trust, the Acquiring Fund or the Corporation shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund, the Trust, the Acquiring Fund and the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in Section 8.9.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Corporation’s President or Vice President and its Controller, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1        All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and the Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund and the Acquiring Fund hereunder shall also be subject to the following:

8.1        This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6        The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Senior Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Corporation’s President or Senior Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Fund shall reasonably request.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)        The Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts.

(b)        The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms.

(c)        The execution and delivery of the Agreement by the Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(d)        To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.8        The Acquired Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)        The Corporation is a corporation validly existing and in good standing under the laws of Minnesota.

(b)        The Agreement has been duly authorized, executed and delivered by the Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms.

(c)        The execution and delivery of the Agreement by the Corporation, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Corporation’s Articles or By-Laws.

(d)        To the knowledge of such counsel, and without any independent investigation, (i) the Corporation is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the State of Minnesota for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.9        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or any Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.9.

ARTICLE IX

EXPENSES

9.1        The Adviser or an affiliate will pay all expenses incurred by the Funds in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s President or Vice President and the Corporation’s President or Vice President without further action by the Acquired Fund Board or Acquiring Fund Board. In addition, either Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquired Fund Board or Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Acquired Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees, the Acquired Fund, the Corporation, the Directors, the Acquiring Fund, the Adviser, or the Trust’s, Corporation’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust and officers of the Corporation as specifically authorized by the Acquired Fund Board or Acquiring Fund Board; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the Acquired Fund, as provided in the Trust’s

Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of the Acquired Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Moderate Allocation Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN STRATEGY FUNDS, INC., on behalf of Nuveen Strategy Balanced Allocation Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Drive Chicago, IL, 60606 on December 16, 2011

Please detach at perforation before mailing.

PROXY	NUVEEN MODERATE ALLOCATION FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2011	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES.  The undersigned shareholder(s) of the Nuveen Moderate Allocation Fund, revoking previous proxies, hereby appoints Kevin J. McCarthy, Kathleen Prudhomme and Christopher Rohrbacher, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Moderate Allocation Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on December 16, 2011, at 3:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Moderate Allocation Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503
999 9999 9999 999

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable
Signature (if held jointly)
Date	[CFS Doc Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Moderate Allocation Fund

Shareholders Meeting to Be Held on December 16, 2011.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/nuv22802

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Board of Trustees recommends a vote “FOR” the following proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:  ¢

		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Moderate Allocation Fund (the “Acquired Fund”) to Nuveen Strategy Balanced Allocation Fund (the “Acquiring Fund”) in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund.

		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Doc Code]

NUVEEN STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

NUVEEN STRATEGY GROWTH ALLOCATION FUND

NUVEEN STRATEGY BALANCED ALLOCATION FUND

NUVEEN STRATEGY CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED SEPTEMBER 26, 2011

TO THE PROSPECTUS DATED MARCH 21, 2011

1.	Effective December 1, 2011, the first two paragraphs of the section “How You Can Buy and Sell Shares—Special Services—Exchanging Shares” will be deleted in their entirety and replaced with the following two paragraphs:

Nuveen Mutual Funds currently utilize two transfer agents. You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

2.	Effective October 1, 2011, the following sentence is hereby added after the first sentence of the section “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge”:

Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent.

3.	Effective October 1, 2011, the following two sentences are hereby added to the end of the paragraph in the section “How You Can Buy and Sell Shares—Special Services—Reinstatement Privilege”:

Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

4.	The first sentence of the third paragraph of the section “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—Class A Sales Charge Reductions” is hereby deleted in its entirety and replaced with the following sentence:

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii).

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FAAP-0911P

NUVEEN STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

NUVEEN STRATEGY GROWTH ALLOCATION FUND

NUVEEN STRATEGY BALANCED ALLOCATION FUND

NUVEEN STRATEGY CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED MAY 31, 2011

TO THE PROSPECTUS DATED MARCH 21, 2011

James A. Colon has been appointed co-portfolio manager of each fund. David R. Cline remains portfolio manager of each fund.

James A. Colon, CFA, is Vice President, Portfolio Manager and Senior Quantitative Analyst for Nuveen HydePark Group, LLC and Nuveen Asset Management, LLC. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Prior to his current position, Mr. Colon was a Vice President and Portfolio Manager at Nuveen Investment Solutions (“NIS”), where he managed the quantitative analysis underlying NIS’s asset allocation, alternative investment research, and risk management methods. Mr. Colon is a member of the CFA Institute, the CFA Society of Chicago, and the International Association of Financial Engineers.

In the section entitled How We Manage Your Money, under More About Our Investment Strategies, Investment Process, the fourth sentence is revised to read:

The Asset Allocation committee is currently comprised of: William T. Huffman, CPA, President of Nuveen Asset Management; David A. Chalupnik, CFA, Head of Equities; Keith B. Hembre, CFA, Chief Economist and Chief Investment Strategist; John V. Miller, CFA, Co-Head of Fixed Income; Tony A. Rodriguez, Co-Head of Fixed Income; Thomas S. Schreier, Jr., Vice Chairman of Wealth Management for Nuveen Investments; and John G. Wenker, Head of Real Assets.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FAAP-0511P

NUVEEN STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

NUVEEN STRATEGY GROWTH ALLOCATION FUND

NUVEEN STRATEGY BALANCED ALLOCATION FUND

NUVEEN STRATEGY CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED APRIL 12, 2011

TO THE PROSPECTUS DATED MARCH 21, 2011

1.	In the section “How You Can Buy and Sell Shares—What Shares Classes We Offer—Class I Shares,” the following paragraph is added after the second paragraph.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

2.	On April 30, 2011, the name of the funds’ distributor will change from Nuveen Investments, LLC to Nuveen Securities, LLC.

3.	The section entitled “General Information—Net Asset Value” is hereby replaced in its entirety with the following:

The price you pay for your shares is based on a fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of a fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Directors or its designee.

The funds invest principally in shares of underlying funds. In determining net asset value, the underlying funds in which a fund invests are valued at their respective net asset values. Other portfolio instruments held by the funds and portfolio instruments held by the underlying funds generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Directors. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by the fund’s investment adviser or sub-adviser. Equity securities and ETFs generally are valued at the last reported sales price or official closing price on an exchange, if available. Foreign securities and foreign currency are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by an independent quotation service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a fund or an underlying fund at its fair value as determined in good faith by the Board of Directors or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the local closing price may be adjusted based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A fund or an underlying fund may rely on an independent fair valuation service in making any such fair value determinations.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FAA-0411P

Mutual Funds

Prospectus

March 21, 2011

Nuveen Asset Allocation Funds

Share Class/Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Section 1    Fund Summaries

Nuveen Strategy Aggressive Growth Allocation Fund

Investment Objective

The investment objective of the fund is to seek a high level of capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 35 of the prospectus, ”How to Reduce Your Sales Charge” on page 37 of the prospectus and “Purchase and Redemption of Fund Shares” on page 72 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.28%	0.28%	0.28%	0.28%	0.28%
Acquired Fund Fees and Expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Total Annual Fund Operating Expenses[3]	1.58%	2.33%	2.33%	1.83%	1.33%
Fee Waivers and Expense Reimbursements	(0.23)%	(0.23)%	(0.23)%	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	1.35%	2.10%	2.10%	1.60%	1.10%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$705	$713	$213	$163	$112	$705	$213	$213	$163	$112
3 Years	$1,024	$1,005	$705	$553	$399	$1,024	$705	$705	$553	$399
5 Years	$1,365	$1,324	$1,224	$969	$707	$1,365	$1,224	$1,224	$969	$707
10 Years	$2,327	$2,461	$2,648	$2,129	$1,581	$2,327	$2,461	$2,648	$2,129	$1,581

Section 1    Fund Summaries

3

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s sub-adviser expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently. During the most recent fiscal year, the fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the fund’s investment adviser (the “underlying funds”). The fund seeks to achieve its objective by providing high allocations to various underlying funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on underlying funds that invest primarily in fixed income securities. The fund may invest in an underlying fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk. In addition to investing in the underlying funds, the fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The fund may invest up to 10% of its total assets in such securities. The fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund’s total assets. The sub-adviser uses these target allocations as general guides in setting the fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the fund may temporarily invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the fund’s assets in these securities may prevent the fund from achieving its objectives.

	Target Allocation	Allocation Range
Equity Funds	86%	55-100%
Fixed Income Funds	5%	0-45%
Absolute Return Funds	4%	0-10%
Other Securities*	5%	0-10%
Cash Equivalents	0%	0-35%
*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the fund, and securities that provide the fund with exposure to the performance of commodities.

4

Section 1    Fund Summaries

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds—Because the fund’s assets are invested primarily in shares of the underlying funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. In summarizing the risks of the underlying funds below, the fund has organized the discussion into those risks typically associated with underlying funds that invest in equity securities (“Equity Funds”), those risks typically associated with underlying funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of underlying funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the underlying fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest Rate Risk—If interest rates rise, the prices of bonds held by an underlying fund will fall.

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Political and Economic Risks—The value of an underlying fund that invests primarily in municipal bonds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The underlying funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an underlying fund of non-U.S. securities.

Section 1    Fund Summaries

5

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class R3 shares. The performance of the other share classes will differ due to their different expense structures.

Class R3 Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 17.20% and -22.11%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Dow Jones Moderately Aggressive U.S. Portfolio Index, the fund’s benchmark index, which is a broad measure of market performance. The Dow Jones Moderately Aggressive U.S. Portfolio Index is a weighted average of other stock, bond and cash indexes, which is reconstructed monthly and represents 80% of the risk of the U.S. equities market. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class R3 shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

6

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class A, Class B, Class C, and Class I)
Nuveen Strategy Aggressive Growth Allocation Fund:
Class A (return before taxes)	9/24/01	6.79%	2.51%	N/A	5.57%
Class B (return before taxes)	9/24/01	7.55%	2.80%	N/A	5.46%
Class C (return before taxes)	9/24/01	12.55%	2.98%	N/A	5.47%
Class R3 (return before taxes)	10/1/96	12.99%	3.50%	2.60%	N/A
Class R3 (return after taxes on distributions)		12.59%	3.15%	2.22%	N/A
Class R3 (return after taxes on distributions and sale of fund shares)		8.60%	2.89%	2.07%	N/A
Class I (return before taxes)	9/24/01	13.52%	4.00%	N/A	6.50%
Dow Jones Moderately Aggressive U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)		18.31%	4.39%	4.72%	7.22%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

	Title	Portfolio Manager of Fund Since:
David R. Cline	Vice President	October 1996

Section 1    Fund Summaries

7

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8

Section 1    Fund Summaries

Nuveen Strategy Growth Allocation Fund

Investment Objective

The investment objective of the fund is to seek capital growth with a moderate level of current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 35 of the prospectus, ”How to Reduce Your Sales Charge” on page 37 of the prospectus and “Purchase and Redemption of Fund Shares” on page 72 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Total Annual Fund Operating Expenses[3]	1.49%	2.24%	2.24%	1.74%	1.24%
Fee Waivers and Expense Reimbursements	(0.19)%	(0.19)%	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	1.30%	2.05%	2.05%	1.55%	1.05%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

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9

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$700	$708	$208	$158	$107	$700	$208	$208	$158	$107
3 Years	$1,001	$982	$682	$530	$375	$1,001	$682	$682	$530	$375
5 Years	$1,324	$1,283	$1,183	$926	$663	$1,324	$1,183	$1,183	$926	$663
10 Years	$2,237	$2,371	$2,560	$2,036	$1,483	$2,237	$2,371	$2,560	$2,036	$1,483

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s sub-adviser expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently. During the most recent fiscal year, the fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the fund’s investment adviser (the “underlying funds”). The fund seeks to achieve its objective by providing high allocations to various underlying funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on underlying funds that invest primarily in fixed income securities. The fund may invest in an underlying fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk. In addition to investing in the underlying funds, the fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The fund may invest up to 10% of its total assets in such securities. The fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund’s total assets. The sub-adviser uses these target allocations as general guides in setting the fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth

10

Section 1    Fund Summaries

in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the fund may temporarily invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the fund’s assets in these securities may prevent the fund from achieving its objectives.

	Target Allocation	Allocation Range
Equity Funds	72%	45-90%
Fixed Income Funds	21%	0-55%
Absolute Return Funds	3%	0-8%
Other Securities*	4%	0-10%
Cash Equivalents	0%	0-35%
*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the fund, and securities that provide the fund with exposure to the performance of commodities.

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds—Because the fund’s assets are invested primarily in shares of the underlying funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. In summarizing the risks of the underlying funds below, the fund has organized the discussion into those risks typically associated with underlying funds that invest in equity securities (“Equity Funds”), those risks typically associated with underlying funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of underlying funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the underlying fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest Rate Risk—If interest rates rise, the prices of bonds held by an underlying fund will fall.

Section 1    Fund Summaries

11

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Political and Economic Risks—The value of an underlying fund that invests primarily in municipal bonds. may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The underlying funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an underlying fund of non-U.S. securities.

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class R3 shares. The performance of the other share classes will differ due to their different expense structures.

Class R3 Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 16.83% and -19.28%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Dow Jones Moderate U.S. Portfolio Index, the fund’s benchmark index, which is a broad measure of market performance. The Dow Jones Moderate U.S. Portfolio Index is a weighted average of other stock, bond and cash indexes, which is reconstructed monthly and represents 60% of the risk of the U.S. equities markets. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class R3 shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

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Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class A, Class B, Class C, and Class I)
Nuveen Strategy Growth Allocation Fund:
Class A (return before taxes)	9/24/01	5.93%	2.88%	N/A	5.32%
Class B (return before taxes)	9/24/01	6.50%	3.13%	N/A	5.21%
Class C (return before taxes)	9/24/01	11.55%	3.31%	N/A	5.22%
Class R3 (return before taxes)	10/1/96	12.06%	3.83%	3.04%	N/A
Class R3 (return after taxes on distributions)		11.44%	3.05%	2.29%	N/A
Class R3 (return after taxes on distributions and sale of fund shares)		8.01%	3.01%	2.27%	N/A
Class I (return before taxes)	9/24/01	12.64%	4.35%	N/A	6.25%
Dow Jones Moderate U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)		15.23%	4.78%	5.16%	6.91%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

	Title	Portfolio Manager of Fund Since:

David R. Cline	Vice President	October 1996

Section 1    Fund Summaries

13

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

14

Section 1    Fund Summaries

Nuveen Strategy Balanced Allocation Fund

Investment Objective

The investment objective of the fund is to seek both capital growth and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 35 of the prospectus, ”How to Reduce Your Sales Charge” on page 37 of the prospectus and “Purchase and Redemption of Fund Shares” on page 72 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.17%
Acquired Fund Fees and Expenses	0.86%	0.86%	0.86%	0.86%	0.86%
Total Annual Fund Operating Expenses[3]	1.38%	2.13%	2.13%	1.63%	1.13%
Fee Waivers and Expense Reimbursements	(0.12)%	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	1.26%	2.01%	2.01%	1.51%	1.01%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$696	$704	$204	$154	$103	$696	$204	$204	$154	$103
3 Years	$976	$955	$655	$502	$347	$976	$655	$655	$502	$347
5 Years	$1,276	$1,233	$1,133	$875	$611	$1,276	$1,133	$1,133	$875	$611
10 Years	$2,127	$2,262	$2,453	$1,923	$1,364	$2,127	$2,262	$2,453	$1,923	$1,364

Section 1    Fund Summaries

15

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s sub-adviser expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the fund’s investment adviser (the “underlying funds”). The fund seeks to achieve its objective by generally providing significant allocations to both underlying funds that invest primarily in equity securities and to underlying funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. The fund may invest in an underlying fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk. In addition to investing in the underlying funds, the fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The fund may invest up to 5% of its total assets in such securities. The fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund’s total assets. The sub-adviser uses these target allocations as general guides in setting the fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the fund may temporarily invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the fund’s assets in these securities may prevent the fund from achieving its objectives.

	Target Allocation	Allocation Range
Equity Funds	59%	30-75%
Fixed Income Funds	36%	15-70%
Absolute Return Funds	2%	0-7%
Other Securities*	3%	0-10%
Cash Equivalents	0%	0-35%
*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the fund, and securities that provide the fund with exposure to the performance of commodities.

16

Section 1    Fund Summaries

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds—Because the fund’s assets are invested primarily in shares of the underlying funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. In summarizing the risks of the underlying funds below, the fund has organized the discussion into those risks typically associated with underlying funds that invest in equity securities (“Equity Funds”), those risks typically associated with underlying funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of underlying funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the underlying fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest Rate Risk—If interest rates rise, the prices of bonds held by an underlying fund will fall.

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Political and Economic Risks—The value of an underlying fund that invests primarily in municipal bonds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The underlying funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an underlying fund of non-U.S. securities.

Section 1    Fund Summaries

17

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class R3 shares. The performance of the other share classes will differ due to their different expense structures.

Class R3 Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 16.43% and -16.87%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Dow Jones Moderate U.S. Portfolio Index, the fund’s benchmark index, which is a broad measure of market performance. The Dow Jones Moderate U.S. Portfolio Index is a weighted average of other stock, bond and cash indexes, which is reconstructed monthly and represents 60% of the risk of the U.S. equities markets. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class R3 shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

18

Section 1    Fund Summaries

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class A, Class B, Class C, and Class I)
Nuveen Strategy Balanced Allocation Fund:
Class A (return before taxes)	9/24/01	5.54%	3.17%	N/A	5.09%
Class B (return before taxes)	9/24/01	6.08%	3.45%	N/A	4.98%
Class C (return before taxes)	9/24/01	11.14%	3.63%	N/A	4.99%
Class R3 (return before taxes)	10/1/96	11.64%	4.13%	3.50%	N/A
Class R3 (return after taxes on distributions)		10.88%	3.00%	2.47%	N/A
Class R3 (return after taxes on distributions and sale of fund shares)		7.57%	3.07%	2.50%	N/A
Class I (return before taxes)	9/24/01	12.21%	4.65%	N/A	6.02%
Dow Jones Moderate U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)		15.23%	4.78%	5.16%	6.91%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

	Title	Portfolio Manager of Fund Since:
David R. Cline	Vice President	October 1996

Section 1    Fund Summaries

19

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as
described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

20

Section 1    Fund Summaries

Nuveen Strategy Conservative Allocation Fund

Investment Objective

The investment objective of the fund is to seek a high level of current income consistent with limited risk to capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 35 of the prospectus, ”How to Reduce Your Sales Charge” on page 37 of the prospectus and “Purchase and Redemption of Fund Shares” on page 72 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Acquired Fund Fees and Expenses	0.77%	0.77%	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses[3]	1.42%	2.17%	2.17%	1.67%	1.17%
Fee Waivers and Expense Reimbursements	(0.25)%	(0.25)%	(0.25)%	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[4]	1.17%	1.92%	1.92%	1.42%	0.92%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

4	The fund’s investment adviser has contractually agreed to waive fees and reimburse other fund expenses through March 31, 2012, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.40%, 1.15%, 1.15%, 0.65%, and 0.15% for Class A, Class B, Class C, Class R3, and Class I shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond the first year of each period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 year	$687	$695	$195	$145	$94	$687	$195	$195	$145	$94
3 years	$975	$955	$655	$502	$347	$975	$655	$655	$502	$347
5 years	$1,284	$1,242	$1,142	$884	$620	$1,284	$1,142	$1,142	$884	$620
10 years	$2,159	$2,293	$2,484	$1,955	$1,398	$2,159	$2,293	$2,484	$1,955	$1,398

Section 1    Fund Summaries

21

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the underlying funds. An underlying fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund’s sub-adviser expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the fund is expected to have a low portfolio turnover rate, the underlying funds may trade securities frequently. During the most recent fiscal year, the fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the fund’s investment adviser (the “underlying funds”). The fund seeks to achieve its objective by providing a high allocation to underlying funds that invest primarily in fixed income securities, but also has a limited exposure to underlying funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. The fund may invest in an underlying fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the fund’s exposure to market risk. In addition to investing in the underlying funds, the fund also may invest in securities that will expose the fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). The fund may invest up to 5% of its total assets in such securities. The fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the fund, provided that the fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the fund’s, or underlying fund’s, portfolio; or for speculative purposes in an effort to increase the fund’s yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The fund has targets for allocating its assets among the underlying funds and other securities, which are set forth in the following table as a percentage of the fund’s total assets. The sub-adviser uses these target allocations as general guides in setting the fund’s actual allocation. Actual allocations may be adjusted within the allocation ranges set forth in the table in order to take advantage of current or expected market conditions, or to manage risk. Normally, the fund’s allocation to Cash Equivalents (defined as cash, money market funds, U.S. dollar-denominated high-quality money market instruments and other short-term securities) will not exceed the maximum set forth in the table. However, the fund may temporarily invest without limit in Cash Equivalents in an attempt to respond to adverse market, economic, political, or other conditions. Investing a significant portion of the fund’s assets in these securities may prevent the fund from achieving its objectives.

	Target Allocation	Allocation Range
Equity Funds	31%	10-55%
Fixed Income Funds	67%	30-90%
Absolute Return Funds	1%	0-5%
Other Securities*	1%	0-10%
Cash Equivalents	0%	0-35%
*	Includes ETFs, closed-end investment companies, other non-money market investment companies not affiliated with the fund, and securities that provide the fund with exposure to the performance of commodities.

22

Section 1    Fund Summaries

Principal Risks

The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Allocation Risk—The fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Additional Expenses—Investing in the underlying funds and in unaffiliated investment companies through an investment in the fund involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities Risk—Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Risks Associated with the Underlying Funds—Because the fund’s assets are invested primarily in shares of the underlying funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the underlying funds. In summarizing the risks of the underlying funds below, the fund has organized the discussion into those risks typically associated with underlying funds that invest in equity securities (“Equity Funds”), those risks typically associated with underlying funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of underlying funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the underlying fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest Rate Risk—If interest rates rise, the prices of bonds held by an underlying fund will fall.

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Political and Economic Risks—The value of an underlying fund that invests primarily in municipal bonds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The underlying funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an underlying fund of non-U.S. securities.

Fund Performance

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

Section 1    Fund Summaries

23

The bar chart below provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year for Class R3 shares. The performance of the other share classes will differ due to their different expense structures.

Class R3 Annual Total Return

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 15.68% and -11.31%, respectively, for the quarters ended June 30, 2009 and December 31, 2008

The table provides some indication of the risks of investing in the fund by showing the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the Dow Jones Conservative U.S. Portfolio Index, the fund’s benchmark index, which is a broad measure of market performance. The Dow Jones Conservative U.S. Portfolio Index is a weighted average of other stock, bond and cash indexes, which is reconstructed monthly and represents 20% of the risk of the U.S. equities market. The performance information reflects sales charges and fund expenses. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class R3 shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class A, Class B, Class C, and Class I)
Nuveen Strategy Conservative Allocation Fund:
Class A (return before taxes)	9/24/01	3.36%	3.69%	N/A	4.81%
Class B (return before taxes)	9/24/01	3.89%	3.96%	N/A	4.69%
Class C (return before taxes)	9/24/01	8.81%	4.12%	N/A	4.69%
Class R3 (return before taxes)	10/1/96	9.40%	4.65%	4.70%	N/A
Class R3 (return after taxes on distributions)		8.47%	3.24%	3.35%	N/A
Class R3 (return after taxes on distributions and sale of fund shares)		6.12%	3.27%	3.29%	N/A
Class I (return before taxes)	9/24/01	9.92%	5.17%	N/A	5.74%
Dow Jones Conservative U.S. Portfolio Index (reflects no deduction for fees, expenses or taxes)		8.72%	5.83%	5.90%	6.06%

24

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

	Title	Portfolio Manager of Fund Since:
David R. Cline	Vice President	October 1996

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as
described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

25

Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of the funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds. Nuveen Fund Advisors oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”).

David R. Cline, Vice President of Nuveen Asset Management, is primarily responsible for the funds’ management. Mr. Cline has been primarily responsible for the day-to-day management of the funds since January 2000, and had previously co-managed the funds since their inception in October 1996. Mr. Cline entered the financial services industry when he joined FAF in 1989. He joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the funds is provided in the statement of additional information.

26

Section 2    How We Manage Your Money

Management Fees

The management fee schedule for each fund is an annual fee equal to 0.10% of the average daily net assets of the Fund.

The table below reflects management fees paid to FAF, after taking into account any fee waivers, for the funds’ most recently completed fiscal year.

Management Fee as a % of Average Daily Net Assets
Nuveen Strategy Aggressive Growth Allocation Fund	0.10%
Nuveen Strategy Growth Allocation Fund	0.10%
Nuveen Strategy Balanced Allocation Fund	0.10%
Nuveen Strategy Conservative Allocation Fund	0.10%

A discussion regarding the basis for the board’s approval of the funds’ investment advisory agreement will appear in the funds’ semi-annual report to shareholders for the period ended February 28, 2011.

Each of the funds described in this prospectus is a “fund of funds.” The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objective by investing primarily in a variety of other mutual funds (underlying funds) which are also advised by the funds’ investment adviser. Each of the funds also may invest, to the limited extent described below, in ETFs, closed-end investment companies, and other investment companies not affiliated with the funds, and in securities that provide the funds with exposure to the performance of commodities. The list set forth in Appendix A to this prospectus represents the underlying funds in which the funds may currently invest. With Nuveen Fund Advisors’ approval, Nuveen Asset Management may add to the list of underlying funds without the prior approval of or prior notice to shareholders.

The funds’ objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

The funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

Investment Process

Nuveen Asset Management uses target allocations (set forth under “Principal Investment Strategies”) as general guides in setting each fund’s actual allocations. The actual allocations may be adjusted within the allocation ranges in order to take advantage of current or expected market conditions, or to manage risk. Allocation decisions are made by the funds’ portfolio manager with input from Nuveen’s Asset Allocation Committee, which provides oversight and tactical allocation guidance for the funds. The Asset

Section 2    How We Manage Your Money

27

Allocation Committee is currently comprised of: David R. Cline, Portfolio Manager; David A. Chalupnik, CFA, Head of Equities; Keith B. Hembre, CFA, Chief Economist and Chief Investment Strategist; Tony A. Rodriguez, Co-Head of Fixed Income; Thomas S. Schreier, Jr., Vice Chairman of Wealth Management for Nuveen Investments; and John G. Wenker, Head of Real Estate.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the funds’ statement of additional information. Certain portfolio holdings information for each fund is available on the funds’ website—www.nuveen.com—by clicking the “Our Products—Mutual Funds” section on the home page and following the applicable link for your fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of your fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the funds’ website until the funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

The principal risks of investing in each fund are identified in the “Fund Summaries” section. These risks are further described below.

Allocation risk. Each fund is actively managed and its performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the fund’s investment objective. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

Additional expenses. Investing in the underlying funds and in unaffiliated investment companies through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds and unaffiliated investment companies.

Commodities risk. Commodities markets historically have been extremely volatile, and the performance of securities that provide an exposure to those markets therefore also may be highly volatile. Commodity prices are affected by factors such as the cost of producing commodities, changes in consumer demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. Suspensions or disruptions of market trading in the commodities markets and related futures markets may adversely affect the value of securities providing an exposure to the commodities markets.

Derivatives risk. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to

28

Section 2    How We Manage Your Money

value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. Some derivatives also involve leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.

In order to hedge against adverse movements in currency exchange rates, the funds may enter into forward foreign currency exchange contracts. If the sub-adviser’s forecast of exchange rate movements is incorrect, a fund may realize losses on its foreign currency transactions. In addition, a fund’s hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

Reliance on Investment Adviser. Each fund is dependent upon services and resources provided by Nuveen Fund Advisors, and therefore Nuveen Fund Advisor’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein may generally have an adverse effect on the financial condition of Nuveen Investments and on the ability of Nuveen Fund Advisors to provide services and resources to the funds.

Risks associated with the underlying funds. In summarizing the risks of the underlying funds below, the funds have organized the discussion into those risks typically associated with Equity Funds, those risks typically associated with Fixed Income Funds and those risks generally associated with both types of underlying funds.

Each of the risks described below affects a fund only to the extent that such fund invests in underlying funds which are subject to such risks. The funds utilize diversification and other methods to seek to reduce risk.

Equity Funds

Equity market risk: The market values of equity securities owned by the underlying funds may decline, at times sharply and unpredictably. Market values of equity securities are affected by a number of different factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Sector risk: Most of the underlying funds do not concentrate their investments in specific economic sectors, although some may from time to time emphasize certain sectors over others. Certain other underlying funds specifically do concentrate their investments in specific economic sectors. To the extent an underlying fund invests a significant portion of its assets in securities of companies in the same economic sector, such underlying fund is more susceptible to economic, political, regulatory and other occurrences

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influencing that sector. Specific sectors emphasized by certain underlying funds may include:

•

Energy and natural resources: Companies in the energy and natural resources sectors are especially affected by variations in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, energy conservation and the success of exploration projects. An underlying fund’s focus in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

•

REITs: The performance of REITs in which the underlying funds may invest will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

Smaller company risk: Certain underlying funds may invest in equity securities of small or medium-sized companies. Companies with lower market capitalizations may involve greater risk than larger capitalization companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on smaller management groups than larger, more established companies. In addition, the securities of such companies are typically more volatile and less liquid than securities of larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that an underlying fund would like, and so an underlying fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

Style-specific risk: Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Underlying funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are subject to the risk that the valuations never improve. Certain underlying funds invest in companies with new, limited or cyclical product lines, services, markets, distribution channels or financial resources, or companies where the management of such companies may be dependent upon one or a few key people, or companies conducting initial public offerings or other major corporate events such as acquisitions, mergers, or liquidations; such companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock markets in general.

Fixed Income Funds

Asset-backed securities risk: Certain underlying funds may also invest in asset-backed securities. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by

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the assets backing these securities. The value of an underlying fund’s asset-backed securities may also be affected by changes in interest rates and economic conditions more generally; the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities; and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and the entities that provide any supporting letters of credit, surety bonds or other credit enhancements. Like mortgage-backed securities, the deterioration of the U.S. economy has negatively affected, and may continue to negatively affect, both the price and liquidity of asset-backed securities.

Bond market risk: The market values of bonds owned by an underlying fund may decline, at times sharply and unpredictably. Market values of bonds are affected by a number of different factors, including changes in interest rates, the credit quality of issuers, liquidity and general economic and market conditions. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Credit risk: Credit risk is the risk that an issuer of a bond owned by an underlying fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Generally, lower-quality bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

An underlying fund investing primarily in below investment grade securities generally is subject to a higher level of credit risk than an underlying fund investing primarily in investment grade securities. Securities rated BB or lower by Standard & Poor’s (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities of comparable quality are commonly referred to as “high yield” or “junk” bonds. Lower-grade securities are considered speculative by rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. An underlying fund may incur higher expenses to protect its interests in such securities. Such lower-grade securities, especially those with longer maturities or those not making regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

The underlying funds that invest primarily in municipal bonds may purchase municipal bonds that represent lease obligations that involve special risks because the issuer of those securities may not be obligated to appropriate money annually to make payments under the lease.

Income risk: The income earned from an underlying fund’s portfolio may decline because of falling market interest rates. This can result when an underlying fund invests the proceeds from new share sales, or from matured or called bonds, in bonds with yields that are below the portfolio’s current earnings rate. Also, if an underlying fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund’s income may decrease if short-term interest rates rise.

Interest rate risk: Interest rate risk is the risk that the value of an underlying fund’s portfolio will decline because of rising market interest rates (bond

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prices move in the opposite direction of interest rates). The longer the average maturity (duration) of an underlying fund’s portfolio, the greater its interest rate risk. Underlying funds that invest primarily in municipal bonds may invest in inverse floating rate securities. Interest rate risk may be increased by these investments because of their leveraged nature.

Leveraged securities risk: The underlying funds that invest primarily in municipal bonds may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount an underlying fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments an underlying fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leveraged associated with an underlying fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Mortgage-backed securities risk: Certain underlying funds may be exposed to the risks associated with investing in mortgage-backed securities. Greater risk, such as increased volatility, prepayment risk, non-payment risk and increased default risk, is inherent in portfolios that invest in mortgage-backed securities, especially mortgage-backed securities with exposure to sub-prime mortgages. The downturn in the housing market and the resulting recession in the United States has negatively affected, and may continue to negatively affect, both the price and liquidity of mortgage-backed securities.

Political and economic risks: The values of municipal securities held by an underlying fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The values of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.

Equity and Fixed Income Funds

Convertible security risk: Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price (i.e., the predetermined price or

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exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

Correlation risk: The U.S. and non-U.S. equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. stocks. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

Currency risk: Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect an underlying fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of an underlying Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. ADRs and non-U.S. securities denominated in U.S. dollars are also subject to currency risk.

Derivatives risk: The underlying funds’ use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team of the underlying fund uses derivatives to enhance an underlying fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the underlying funds. In addition, when the underlying funds invest in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments, which could result in exaggerated changes in the net asset value of the underlying funds’ shares and can result in losses that exceed the amount originally invested. In addition, in volatile markets, certain derivative instruments and markets may not be liquid, which means an underlying fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Emerging markets risk: Certain underlying funds may invest in companies located in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more

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mature economies. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Inflation risk: Like all mutual funds, the underlying funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value an underlying fund’s assets can decline as can the value of an underlying fund’s distributions.

Non-diversification risk: Certain underlying funds may be non-diversified. A non-diversified underlying fund may invest a relatively high percentage of its assets in a limited number of issuers. A non-diversified underlying fund is more exposed to risks posed by any single political, regulatory or economic occurrence affecting individual issuers in which it invests as well as the financial condition of such issuers. A non-diversified underlying fund’s relative lack of diversity may subject investors to greater market risk than other mutual funds.

Non-U.S. investment risk: Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. Other risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

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Section 3    How You Can Buy and Sell Shares

The funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” All Class A shares are also subject to an annual service fee of 0.25% of your fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Investments, LLC ( “the Distributor”), a wholly-owned subsidiary of Nuveen Investments and the distributor of the funds, retains any up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless the financial intermediary waived the commission, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 12 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends. Unredeemed Class A shares of the funds that were previously subject to an 18 month CDSC and that were purchased prior to January 18, 2010 are no longer subject to a CSDC.

Class B Shares

The funds will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund for which U.S. Bancorp Fund Services, LLC serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Class B shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor begins paying the service fee to your financial advisor or other financial intermediary one year after you purchase shares, but only if you continue to hold the shares at that time. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary a 4.25% up-front sales

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35

commission, which includes an advance of the first year’s service fee. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	5%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your fund’s average daily net assets. Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. Class I shares are not subject to sales charges or ongoing service or distribution fees. Class I shares have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of

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Section 3    How You Can Buy and Sell Shares

financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain trustees, directors and employees of Nuveen Investments and its subsidiaries.

•	Certain advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Certain financial intermediary personnel.

•	Certain bank or broker-affiliated trust departments.

•	Certain eligible retirement plans as described in the statement of additional information.

•	Certain additional categories of investors as described in the statement of additional information.

Please refer to the statement of additional information for more information about Class A, Class B, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you; (ii) your spouse or domestic partner and your dependent children; and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

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37

•

Certain employees and affiliates of Nuveen Investments. Purchases by officers, trustees and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen Investments, any parent company of Nuveen Investments and subsidiaries thereof, and such employees’ immediate family members (as defined in the statement of additional information).

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment

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Section 3    How You Can Buy and Sell Shares

advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the funds.

By Wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV, or public offering price as applicable based on your share class, calculated after the funds’ custodian receives your payment by wire. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

Regular U.S. Mail:	Overnight Express Mail:
Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to Nuveen Mutual Funds at the same address.

Please note the following:

•	All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to Nuveen Mutual Funds.
•

Cash, money orders, cashier’s checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

•

If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

Section 3    How You Can Buy and Sell Shares

39

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call the Distributor at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your fund’s systematic investment plan. You can stop the deductions at any time by notifying your fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account, paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. You may also, if you meet the eligibility standards of the class of shares into which you want to exchange, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC.

The funds may change or cancel their exchange policy at any time upon 60 days’ notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges or reject any exchange.

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Section 3    How You Can Buy and Sell Shares

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

By Phone. If you did not purchase shares through a financial advisor, you may redeem your shares by calling Nuveen Investor Services at (800) 257-8787. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain accounts. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to ten business days from the date of purchase.

Section 3    How You Can Buy and Sell Shares

41

By Mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

Regular U.S. Mail:	Overnight Express Mail:
Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Your request should include the following information:

•	name of the fund

•	account number

•	dollar amount or number of shares redeemed

•	name on the account

•	signatures of all registered account owners

After you have established your account, signatures on a written request must be guaranteed if:

•	you would like redemption proceeds to be paid to any person, address, or bank account other than that on record.

•	you would like the redemption check mailed to an address other than the address on the fund’s records, or you have changed the address on the fund’s records within the last 30 days.

•	your redemption request is in excess of $50,000.

•	bank information related to an automatic investment plan, telephone purchase or telephone redemption has changed.

In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank’s name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem

42

Section 3    How You Can Buy and Sell Shares

your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee on any account with a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If the funds elect to exercise this right, then annually the funds will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation.

Financial intermediaries may apply their own procedures in attempting to comply with the funds’ low balance account policy. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

43

Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies as well.

Dividends from net investment income, if any, are normally declared and paid at least annually. Any capital gains are normally distributed at least once each year. A fund may, however pay dividends or make distributions more frequently.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through the Automated Clearing House (ACH) network, or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call the Distributor at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, the Distributor will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may

44

Section 4    General Information

produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

A regulated investment company more than 50% of the value of whose assets consists of stock or securities in foreign corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

The Distributor serves as the selling agent and distributor of the funds’ shares. In this capacity, the Distributor manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class B, C and R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, B, C and R3 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class B, C and R3 shares may pay more in distribution and service fees and CDSCs (Class B and C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the

Section 4    General Information

45

Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placing the funds on a list of preferred or recommended funds and/or granting the adviser and/or the Distributor preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Directors or its delegate.

In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset value.

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Section 4    General Information

For the underlying funds, common stocks and other equity securities are generally valued at the last sales price that day, except that securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities are provided by a pricing service. When price quotes are not readily available, the pricing service establishes fair value based on various factors, including prices of comparable securities.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Directors or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities that may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund net asset value or makes it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security is the amount that the owner might reasonably expect to receive for it upon its current sale. A variety of factors may be considered in determining the fair value of securities. In particular, for non-U.S.-traded securities whose principal local markets close before the time as of which the funds’ shares are priced, the funds on certain days may adjust the local closing price based upon such factors (which may be evaluated by an outside pricing service) as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. See the statement of additional information for details.

If an underlying fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the underlying fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of

Section 4    General Information

47

closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders.

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Section 4    General Information

The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the funds’ assets is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, MN 55101. U.S. Bancorp Fund Services LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the funds’ transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

Section 4    General Information

49

Section 5    Financial Highlights

The tables that follow present performance information about the share classes of each fund offered during the most recently completed fiscal year. This information is intended to help you understand each fund’s financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

Nuveen Strategy Aggressive Growth Allocation Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions					Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investment	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Asset Value, End of Period	Total Return(2)

Class A Shares

Fiscal year ended August 31,
2010(1)	$10.21	0.09	0.39	0.48	(0.13)	—	(0.13)	$10.56	4.64%	$46,829	0.40%	0.80%	0.61%	0.59%	29%
2009(1)	$12.37	0.12	(2.25)	(2.13)	—	(0.03)	(0.03)	$10.21	(17.16)%	$42,509	0.40%	1.37%	0.68%	1.09%	35%
2008(1)	$13.50	0.43	(1.13)	(0.70)	(0.43)	—	(0.43)	$12.37	(5.41)%	$50,241	0.40%	3.25%	0.60%	3.05%	45%
2007(1)	$11.92	0.17	1.66	1.83	(0.25)	—	(0.25)	$13.50	15.51%	$57,337	0.40%	1.34%	0.61%	1.13%	50%
2006(1)	$10.92	0.17	1.00	1.17	(0.17)	—	(0.17)	$11.92	10.77%	$61,645	0.40%	1.44%	0.97%	0.87%	18%

Class B Shares

Fiscal year ended August 31,
2010(1)	$9.88	0.01	0.37	0.38	(0.06)	—	(0.06)	$10.20	3.78%	$3,211	1.15%	0.09%	1.36%	(0.12)%	29%
2009(1)	$12.06	0.05	(2.20)	(2.15)	—	(0.03)	(0.03)	$9.88	(17.77)%	$3,728	1.15%	0.63%	1.43%	0.35%	35%
2008(1)	$13.19	0.30	(1.07)	(0.77)	(0.36)	—	(0.36)	$12.06	(6.06)%	$5,304	1.15%	2.33%	1.35%	2.13%	45%
2007(1)	$11.71	0.06	1.64	1.70	(0.22)	—	(0.22)	$13.19	14.60%	$4,806	1.15%	0.51%	1.36%	0.30%	50%
2006(1)	$10.78	0.06	1.00	1.06	(0.13)	—	(0.13)	$11.71	9.89%	$3,196	1.15%	0.57%	1.72%	—%	18%

Class C Shares

Fiscal year ended August 31,
2010(1)	$9.89	—	0.38	0.38	(0.08)	—	(0.08)	$10.19	3.76%	$10,723	1.15%	—%	1.36%	(0.21)%	29%
2009(1)	$12.07	0.05	(2.20)	(2.15)	—	(0.03)	(0.03)	$9.89	(17.75)%	$7,712	1.15%	0.54%	1.43%	0.26%	35%
2008(1)	$13.20	0.27	(1.04)	(0.77)	(0.36)	—	(0.36)	$12.07	(6.04)%	$6,232	1.15%	2.08%	1.35%	1.88%	45%
2007(1)	$11.72	0.06	1.63	1.69	(0.21)	—	(0.21)	$13.20	14.58%	$3,828	1.15%	0.51%	1.36%	0.30%	50%
2006(1)	$10.78	0.07	1.00	1.07	(0.13)	—	(0.13)	$11.72	9.99%	$2,709	1.15%	0.62%	1.72%	0.05%	18%

Class R3 Shares(4)

Fiscal year ended August 31,
2010(1)	$10.12	0.05	0.39	0.44	(0.12)	—	(0.12)	$10.44	4.24%	$3,151	0.65%	0.47%	0.86%	0.26%	29%
2009(1)	$12.29	0.09	(2.23)	(2.14)	—	(0.03)	(0.03)	$10.12	(17.35)%	$1,885	0.65%	1.01%	0.93%	0.73%	35%
2008(1)	$13.42	0.34	(1.07)	(0.73)	(0.40)	—	(0.40)	$12.29	(5.60)%	$1,269	0.65%	2.62%	0.85%	2.42%	45%
2007(1)	$11.87	0.10	1.69	1.79	(0.24)	—	(0.24)	$13.42	15.21%	$725	0.65%	0.79%	0.86%	0.58%	50%
2006(1)	$10.89	0.03	1.11	1.14	(0.16)	—	(0.16)	$11.87	10.54%	$258	0.65%	0.27%	1.37%	(0.45)%	18%

50

Section 5    Financial Highlights

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions					Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Asset Value, End of Period	Total Return(2)

Class I Shares(5)

Fiscal year ended August 31,
2010(1)	$10.24	0.11	0.39	0.50	(0.15)	—	(0.15)	$10.59	4.84%	$70,533	0.15%	1.04%	0.36%	0.83%	29%
2009(1)	$12.38	0.15	(2.26)	(2.11)	—	(0.03)	(0.03)	$10.24	(16.98)%	$62,331	0.15%	1.64%	0.43%	1.36%	35%
2008(1)	$13.51	0.45	(1.12)	(0.67)	(0.46)	—	(0.46)	$12.38	(5.17)%	$74,345	0.15%	3.40%	0.35%	3.20%	45%
2007(1)	$11.92	0.20	1.65	1.85	(0.26)	—	(0.26)	$13.51	15.74%	$68,935	0.15%	1.51%	0.36%	1.30%	50%
2006(1)	$10.92	0.19	1.00	1.19	(0.19)	—	(0.19)	$11.92	11.05%	$58,515	0.15%	1.67%	0.72%	1.10%	18%

(1)	Per share data calculated using average shares outstanding method.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(3)	Expense ratios do not include expenses of the underlying funds.

(4)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(5)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

Section 5    Financial Highlights

51

Nuveen Strategy Growth Allocation Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions							Ratio of Investment Net Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)		Ratio of Expenses to Average Net Assets (Excluding Waivers)(3)		Portfolio Turn over Rate

Class A Shares

Fiscal year ended August 31,
2010(1)	$9.40	0.14	0.42	0.56	(0.20)	—	(0.20)	$9.76	5.84%	$75,101	0.40%	1.40%	0.56%	1.24%	25%
2009(1)	$11.72	0.19	(1.87)	(1.68)	—	(0.64)	(0.64)	$9.40	(13.07)%	$63,942	0.40%	2.27%	0.62%	2.05%	42%
2008(1)	$12.87	0.45	(0.97)	(0.52)	(0.45)	(0.18)	(0.63)	$11.72	(4.36)%	$65,193	0.40%	3.58%	0.56%	3.42%	42%
2007(1)	$11.57	0.22	1.32	1.54	(0.24)	—	(0.24)	$12.87	13.45%	$67,433	0.40%	1.76%	0.58%	1.58%	58%
2006(1)	$10.79	0.21	0.78	0.99	(0.21)	—	(0.21)	$11.57	9.25%	$67,477	0.40%	1.90%	0.94%	1.36%	19%
Class B Shares
Fiscal year ended August 31,
2010(1)	$9.17	0.07	0.39	0.46	(0.13)	—	(0.13)	$9.50	4.92%	$6,682	1.15%	0.72%	1.31%	0.56%	25%
2009(1)	$11.53	0.13	(1.85)	(1.72)	—	(0.64)	(0.64)	$9.17	(13.66)%	$7,692	1.15%	1.56%	1.37%	1.34%	42%
2008(1)	$12.68	0.34	(0.94)	(0.60)	(0.37)	(0.18)	(0.55)	$11.53	(5.05)%	$10,239	1.15%	2.77%	1.31%	2.61%	42%
2007(1)	$11.46	0.12	1.30	1.42	(0.20)	—	(0.20)	$12.68	12.47%	$9,765	1.15%	0.95%	1.33%	0.77%	58%
2006(1)	$10.69	0.11	0.79	0.90	(0.13)	—	(0.13)	$11.46	8.50%	$7,103	1.15%	1.02%	1.69%	0.48%	19%
Class C Shares
Fiscal year ended August 31,
2010(1)	$9.21	0.06	0.40	0.46	(0.15)	—	(0.15)	$9.52	4.87%	$16,862	1.15%	0.64%	1.31%	0.48%	25%
2009(1)	$11.57	0.12	(1.84)	(1.72)	—	(0.64)	(0.64)	$9.21	(13.61)%	$12,428	1.15%	1.47%	1.37%	1.25%	42%
2008(1)	$12.73	0.32	(0.93)	(0.61)	(0.37)	(0.18)	(0.55)	$11.57	(5.08)%	$8,771	1.15%	2.60%	1.31%	2.44%	42%
2007(1)	$11.49	0.12	1.32	1.44	(0.20)	—	(0.20)	$12.73	12.61%	$6,304	1.15%	0.94%	1.33%	0.76%	58%
2006(1)	$10.73	0.12	0.77	0.89	(0.13)	—	(0.13)	$11.49	8.35%	$5,049	1.15%	1.10%	1.69%	0.56%	19%
Class R3 Shares(4)
Fiscal year ended August 31,
2010(1)	$9.32	0.11	0.40	0.51	(0.19)	—	(0.19)	$9.64	5.36%	$4,831	0.65%	1.10%	0.81%	0.94%	25%
2009(1)	$11.65	0.16	(1.85)	(1.69)	—	(0.64)	(0.64)	$9.32	(13.24)%	$2,335	0.65%	1.93%	0.87%	1.71%	42%
2008(1)	$12.80	0.37	(0.92)	(0.55)	(0.42)	(0.18)	(0.60)	$11.65	(4.58)%	$1,403	0.65%	3.04%	0.81%	2.88%	42%
2007(1)	$11.53	0.15	1.35	1.50	(0.23)	—	(0.23)	$12.80	13.15%	$716	0.65%	1.21%	0.83%	1.03%	58%
2006(1)	$10.76	0.18	0.77	0.95	(0.18)	—	(0.18)	$11.53	8.94%	$197	0.65%	1.64%	1.34%	0.95%	19%
Class I Shares(5)
Fiscal year ended August 31,
2010(1)	$9.44	0.17	0.41	0.58	(0.22)	—	(0.22)	$9.80	6.02%	$81,712	0.15%	1.68%	0.31%	1.52%	25%
2009(1)	$11.74	0.21	(1.87)	(1.66)	—	(0.64)	(0.64)	$9.44	(12.86)%	$75,759	0.15%	2.53%	0.37%	2.31%	42%
2008(1)	$12.88	0.48	(0.96)	(0.48)	(0.48)	(0.18)	(0.66)	$11.74	(4.03)%	$84,410	0.15%	3.80%	0.31%	3.64%	42%
2007(1)	$11.58	0.25	1.30	1.55	(0.25)	—	(0.25)	$12.88	13.58%	$88,341	0.15%	1.99%	0.33%	1.81%	58%
2006(1)	$10.79	0.24	0.79	1.03	(0.24)	—	(0.24)	$11.58	9.62%	$80,118	0.15%	2.11%	0.69%	1.57%	19%

(1)	Per share data calculated using average shares outstanding method.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(3)	Expense ratios do not include expenses of the underlying funds.

(4)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(5)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

52

Section 5    Financial Highlights

Nuveen Strategy Balanced Allocation Fund

	Per Share Data									Ratios/Supplemental Data
		Investment Operations			Less Distributions							Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waiversx(3)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gain (Losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)				Portfolio Turnover Rate

Class A Shares

Fiscal year ended August 31,
2010(1)	$8.60	0.19	0.47	0.66	(0.22)	—	(0.22)	$9.04	7.64%	$161,798	0.39%	2.04%	0.48%	1.95%	24%
2009(1)	$10.48	0.28	(1.46)	(1.18)	(0.24)	(0.46)	(0.70)	$8.60	(9.87)%	$156,820	0.40%	3.57%	0.48%	3.49%	67%
2008(1)	$11.99	0.43	(0.79)	(0.36)	(0.48)	(0.67)	(1.15)	$10.48	(3.58)%	$119,109	0.40%	3.83%	0.47%	3.76%	34%
2007(1)	$10.96	0.26	1.00	1.26	(0.23)	—	(0.23)	$11.99	11.66%	$124,565	0.40%	2.26%	0.49%	2.17%	64%
2006(1)	$10.37	0.26	0.58	0.84	(0.25)	—	(0.25)	$10.96	8.21%	$125,595	0.40%	2.43%	0.90%	1.93%	17%

Class B Shares

Fiscal year ended August 31,
2010(1)	$8.49	0.12	0.47	0.59	(0.17)	—	(0.17)	$8.91	6.87%	$7,603	1.14%	1.33%	1.23%	1.24%	24%
2009(1)	$10.36	0.22	(1.44)	(1.22)	(0.19)	(0.46)	(0.65)	$8.49	(10.57)%	$10,374	1.15%	2.88%	1.23%	2.80%	67%
2008(1)	$11.87	0.34	(0.78)	(0.44)	(0.40)	(0.67)	(1.07)	$10.36	(4.33)%	$9,299	1.15%	3.06%	1.22%	2.99%	34%
2007(1)	$10.89	0.17	0.99	1.16	(0.18)	—	(0.18)	$11.87	10.80%	$9,017	1.15%	1.44%	1.24%	1.35%	64%
2006(1)	$10.31	0.17	0.59	0.76	(0.18)	—	(0.18)	$10.89	7.42%	$6,819	1.15%	1.57%	1.65%	1.07%	17%

Class C Shares

Fiscal year ended August 31,
2010(1)	$8.50	0.11	0.47	0.58	(0.17)	—	(0.17)	$8.91	6.81%	$18,241	1.14%	1.25%	1.23%	1.16%	24%
2009(1)	$10.38	0.23	(1.46)	(1.23)	(0.19)	(0.46)	(0.65)	$8.50	(10.62)%	$12,754	1.15%	2.95%	1.23%	2.87%	67%
2008(1)	$11.88	0.33	(0.76)	(0.43)	(0.40)	(0.67)	(1.07)	$10.38	(4.22)%	$10,090	1.15%	2.98%	1.22%	2.91%	34%
2007(1)	$10.90	0.17	1.00	1.17	(0.19)	—	(0.19)	$11.88	10.80%	$6,910	1.15%	1.46%	1.24%	1.37%	64%
2006(1)	$10.32	0.17	0.59	0.76	(0.18)	—	(0.18)	$10.90	7.39%	$5,454	1.15%	1.56%	1.65%	1.06%	17%

Class R3 Shares

Fiscal year ended August 31,
2010(1)	$8.52	0.15	0.48	0.63	(0.20)	—	(0.20)	$8.95	7.40%	$2,962	0.64%	1.66%	0.73%	1.57%	24%
2009(1)	$10.40	0.25	(1.44)	(1.19)	(0.23)	(0.46)	(0.69)	$8.52	(10.17)%	$1,640	0.65%	3.24%	0.73%	3.16%	67%
2008(1)	$11.91	0.39	(0.77)	(0.38)	(0.46)	(0.67)	(1.13)	$10.40	(3.81)%	$1,193	0.65%	3.47%	0.72%	3.40%	34%
2007(1)	$10.91	0.20	1.02	1.22	(0.22)	—	(0.22)	$11.91	11.27%	$801	0.65%	1.69%	0.74%	1.60%	64%
2006(1)	$10.33	0.19	0.63	0.82	(0.24)	—	(0.24)	$10.91	8.00%	$148	0.65%	1.76%	1.30%	1.11%	17%

Class I Shares

Fiscal year ended August 31,
2010(1)	$8.57	0.21	0.48	0.69	(0.24)	—	(0.24)	$9.02	7.98%	$217,968	0.14%	2.27%	0.23%	2.18%	24%
2009(1)	$10.46	0.30	(1.47)	(1.17)	(0.26)	(0.46)	(0.72)	$8.57	(9.77)%	$191,272	0.15%	3.81%	0.23%	3.73%	67%
2008(1)	$11.96	0.46	(0.78)	(0.32)	(0.51)	(0.67)	(1.18)	$10.46	(3.26)%	$154,485	0.15%	4.07%	0.22%	4.00%	34%
2007(1)	$10.94	0.28	1.00	1.28	(0.26)	—	(0.26)	$11.96	11.87%	$166,619	0.15%	2.44%	0.24%	2.35%	64%
2006(1)	$10.36	0.28	0.58	0.86	(0.28)	—	(0.28)	$10.94	8.40%	$138,208	0.15%	2.58%	0.65%	2.08%	17%

(1)	Per share data calculated using average shares outstanding method.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(3)	Expense ratios do not include expenses of the underlying funds.

(4)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(5)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

Section 5    Financial Highlights

53

Nuveen Strategy Conservative Allocation Fund

	Per Share Data										Ratios/Supplemental Data
		Investment Operations			Less Distributions							Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)(3)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)
	Net Asset Value, Beginning of Period	Net Investment Income	Realized and Unrealized Gains (losses) on Investments	Total From Investment Operations	Dividends (From Net Investment Income)	Distributions (From Net Realized Gains)	Distributions (From Return of Capital)		Total Distributions	Net Asset Value, End of Period	Total Return(2)						Portfolio Turnover Rate

Class A Shares

Fiscal year ended August 31,
2010(1)	$9.64	0.31	0.65	0.96	(0.33)	—	—	(4)	(0.33)	$10.27	10.01%	$45,233	0.40%	3.06%	0.67%	2.79%	18%
2009(1)	$10.68	0.42	(0.74)	(0.32)	(0.46)	(0.25)	(0.01)		(0.72)	$9.64	(1.76)%	$34,653	0.40%	4.73%	0.79%	4.34%	63%
2008(1)	$11.73	0.48	(0.60)	(0.12)	(0.57)	(0.36)	—		(0.93)	$10.68	(1.27)%	$30,926	0.40%	4.22%	0.73%	3.89%	20%
2007(1)	$11.40	0.37	0.51	0.88	(0.34)	(0.21)	—		(0.55)	$11.73	7.89%	$30,580	0.40%	3.20%	0.77%	2.83%	71%
2006(1)	$11.25	0.40	0.14	0.54	(0.39)	—	—		(0.39)	$11.40	4.97%	$30,250	0.40%	3.56%	1.00%	2.96%	23%

Class B Shares

Fiscal year ended August 31,
2010(1)	$9.58	0.24	0.63	0.87	(0.25)	—	—	(4)	(0.25)	$10.20	9.15%	$5,137	1.15%	2.36%	1.42%	2.09%	18%
2009(1)	$10.61	0.35	(0.73)	(0.38)	(0.39)	(0.25)	(0.01)		(0.65)	$9.58	(2.52)%	$5,322	1.15%	3.96%	1.54%	3.57%	63%
2008(1)	$11.66	0.40	(0.61)	(0.21)	(0.48)	(0.36)	—		(0.84)	$10.61	(2.01)%	$4,301	1.15%	3.49%	1.48%	3.16%	20%
2007(1)	$11.34	0.28	0.51	0.79	(0.26)	(0.21)	—		(0.47)	$11.66	7.07%	$4,131	1.15%	2.44%	1.52%	2.07%	71%
2006(1)	$11.20	0.31	0.14	0.45	(0.31)	—	—		(0.31)	$11.34	4.14%	$3,624	1.15%	2.80%	1.75%	2.20%	23%

Class C Shares

Fiscal year ended August 31,
2010(1)	$9.59	0.23	0.64	0.87	(0.25)	—	—	(4)	(0.25)	$10.21	9.17%	$13,238	1.15%	2.28%	1.42%	2.01%	18%
2009(1)	$10.63	0.33	(0.71)	(0.38)	(0.40)	(0.25)	(0.01)		(0.66)	$9.59	(2.51)%	$8,642	1.15%	3.79%	1.54%	3.40%	63%
2008(1)	$11.68	0.39	(0.59)	(0.20)	(0.49)	(0.36)	—		(0.85)	$10.63	(1.99)%	$3,558	1.15%	3.48%	1.48%	3.15%	20%
2007(1)	$11.36	0.28	0.51	0.79	(0.26)	(0.21)	—		(0.47)	$11.68	7.05%	$2,914	1.15%	2.43%	1.52%	2.06%	71%
2006(1)	$11.22	0.31	0.15	0.46	(0.32)	—	—		(0.32)	$11.36	4.17%	$2,175	1.15%	2.74%	1.75%	2.14%	23%

Class R3 Shares(5)

Fiscal year ended August 31,
2010(1)	$9.62	0.29	0.64	0.93	(0.30)	—	—	(4)	(0.30)	$10.25	9.76%	$1,695	0.65%	2.80%	0.92%	2.53%	18%
2009(1)	$10.66	0.40	(0.74)	(0.34)	(0.44)	(0.25)	(0.01)		(0.70)	$9.62	(2.05)%	$760	0.65%	4.52%	1.04%	4.13%	63%
2008(1)	$11.71	0.46	(0.61)	(0.15)	(0.54)	(0.36)	—		(0.90)	$10.66	(1.50)%	$798	0.65%	4.02%	0.98%	3.69%	20%
2007(1)	$11.39	0.34	0.51	0.85	(0.32)	(0.21)	—		(0.53)	$11.71	7.63%	$706	0.65%	2.91%	1.02%	2.54%	71%
2006(1)	$11.25	0.29	0.22	0.51	(0.37)	—	—		(0.37)	$11.39	4.67%	$250	0.65%	2.58%	1.40%	1.83%	23%

Class I Shares(6)

Fiscal year ended August 31,
2010(1)	$9.64	0.34	0.63	0.97	(0.35)	—	—	(4)	(0.35)	$10.26	10.18%	$48,152	0.15%	3.30%	0.42%	3.03%	18%
2009(1)	$10.68	0.44	(0.73)	(0.29)	(0.49)	(0.25)	(0.01)		(0.75)	$9.64	(1.47)%	$37,618	0.15%	5.03%	0.54%	4.64%	63%
2008(1)	$11.73	0.51	(0.60)	(0.09)	(0.60)	(0.36)	—		(0.96)	$10.68	(1.02)%	$37,364	0.15%	4.49%	0.48%	4.16%	20%
2007(1)	$11.40	0.39	0.52	0.91	(0.37)	(0.21)	—		(0.58)	$11.73	8.17%	$38,470	0.15%	3.37%	0.52%	3.00%	71%
2006(1)	$11.25	0.42	0.15	0.57	(0.42)	—	—		(0.42)	$11.40	5.23%	$61,008	0.15%	3.79%	0.75%	3.19%	23%

(1)	Per share data calculated using average shares outstanding method.

(2)	Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(3)	Expense ratios do not include expenses of the underlying funds.

(4)	Includes a tax return of capital of less than $0.01.

(5)	Effective January 18, 2011, Class R shares were renamed Class R3 shares.

(6)	Effective January 18, 2011, Class Y shares were renamed Class I shares.

54

Section 5    Financial Highlights

Appendix A    Underlying Funds

The list below represents those underlying funds currently available for investment by the funds. With Nuveen Fund Advisors’ approval, Nuveen Asset Management may add funds to this list without prior approval of or prior notice to shareholders.

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Equity Funds
Nuveen Equity Income Fund	The investment objective of the fund is long-term growth of capital and income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s adviser believes are characterized by the ability to pay above average dividends, the ability to finance expected growth and strong management.

Nuveen Equity Index Fund	The investment objective of the fund is to provide investments results that correspond to the performance of the S&P 500® Index. Under normal market conditions, the fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500® Index.

Nuveen Global Infrastructure Fund	The investment objective of the fund is long-term growth of capital and income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies.

Nuveen International Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers and exchange-traded funds and other investment companies that provide exposure to foreign issuers.

Nuveen International Select Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers and exchange-traded funds and other investment companies that provide exposure to foreign issuers.

Nuveen Large Cap Growth Opportunities Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Nuveen Large Cap Select Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Appendix A    Underlying Funds

55

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Large Cap Value Fund	The investment objective of the fund is capital appreciation. Current income is a secondary objective of the fund. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have the market capitalizations of $5 billion or greater at the time of purchase.

Nuveen Mid Cap Growth Opportunities Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase.

Nuveen Mid Cap Index Fund	The investment objective of the fund is to provide investment results that correspond to the performance of the S&P Midcap 400 Composite Index. Under normal market conditions, the fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P Midcap 400 Composite Index.

Nuveen Mid Cap Select Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid- capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase.

Nuveen Mid Cap Value Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase.

Nuveen NWQ Large-Cap Value Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index.

Nuveen NWQ Multi-Cap Value Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with small, medium and small capitalizations.

Nuveen NWQ Small-Cap Value Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of the investment comparable to companies in either the Russell 2000® Value Index of the Standard & Poor’s SmallCap 600 Index®.

56

Appendix A    Underlying Funds

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen NWQ Small-Mid Cap Value	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Value Index.

Nuveen Real Estate Securities Fund	The investment objective of the fund is to provide above average current income and long-term capital appreciation. Under normal market conditions, the fund invests primarily (80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry.

Nuveen Santa Barbara Dividend Growth Fund	The investment objective of the fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in dividend-paying common and preferred stocks.

Nuveen Santa Barbara Growth Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index.

Nuveen Santa Barbara International Equity Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its assets in non-U.S. securities.

Nuveen Small Cap Growth Opportunities Fund	The investment objective of the fund is growth of capital. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Nuveen Small Cap Index Fund	The investment objective of the fund is to provide investment results that correspond to the performance of the Russell 2000® Index. Under normal market conditions, the fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Russell 2000® Index.

Nuveen Small Cap Select Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Nuveen Small Cap Value Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Nuveen Symphony International Equity Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests primarily in non-U.S. equity securities.

Appendix A    Underlying Funds

57

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Symphony Large-Cap Growth Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with market capitalizations at the time of the investment comparable to companies in the Russell 1000® Growth Index.

Nuveen Symphony Large-Cap Value Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index.

Nuveen Symphony Mid-Cap Core Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Nuveen Symphony Optimized Alpha Fund	The investment objective of the fund is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations.

Nuveen Symphony Small-Mid Cap Core Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Nuveen Quantitative Enhanced Core Equity Fund	The investment objective of the fund is to provide, over the long term, a total return that exceeds the total return of the S&P 500® Index. Under normal market conditions, the fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities.

Nuveen Tradewinds Emerging Markets Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in securities of emerging market issuers.

Nuveen Tradewinds Global All-Cap Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations.

Nuveen Tradewinds Global All-Cap Plus Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations.

Nuveen Tradewinds Global Flexible Allocation Fund	The investment objective of the fund is to seek total return through a combination of capital appreciation and income. Under normal market conditions, the fund invests at least 30% of its net assets in equity securities, which include common stocks, preferred securities, convertible securities and other securities with equity characteristics.

Nuveen Tradewinds Global Resources Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of global energy and natural resources companies and companies in associated businesses.

58

Appendix A    Underlying Funds

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Tradewinds International Value Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests primarily in non-U.S. equity securities, including non-U.S. equity securities traded on non-U.S. exchanges and American Depositary Receipts.
Nuveen Tradewinds Value Opportunities Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies.

Nuveen U.S. Equity Completeness Fund	The investment objective of the fund is to provide capital appreciation and to enhance the risk/return profile of the U.S. equity portion of certain “funds of funds” advised by Nuveen Asset Management.

Nuveen Winslow Large-Cap Growth Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase.

Fixed Income Funds
Nuveen All-American Municipal Bond Fund	The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.

Nuveen Core Bond Fund	The investment objective of the fund is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, 2) residential and commercial mortgage- back securities, 3) asset-backed securities, and 4) corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Nuveen High Income Bond Fund	The investment objective is to provide investors with a high level of current income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”).

Nuveen High Yield Municipal Bond Fund	The investment objective of the fund is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the fund’s primary objective. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.

Appendix A    Underlying Funds

59

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Inflation Protected Securities Fund	The investment objective of the fund is to provide investors with total return while providing protection against inflation. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities.

Nuveen Intermediate Government Bond Fund	The investment objective of the fund is to provide investors with current income to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in U.S. government securities. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including, 1) U.S. Treasury obligations, 2) mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and 3) non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

Nuveen Intermediate Term Bond Fund	The investment objective of the fund is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, 2) residential and commercial mortgage-backed securities, 3) asset-backed securities, and 4) corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Nuveen Preferred Securities Fund	The investment objective of the fund is to seek to provide a high level of current income and total return. Under normal market conditions, the fund invests at least 80% of its net assets in preferred securities.

Nuveen Short Term Bond Fund	The investment objective of the fund is to provide investors with current income while maintaining a high degree of principal stability. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, 2) residential and commercial mortgage-backed securities, 3) asset-backed securities, 4) corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and 5) commercial paper.

Nuveen Symphony Credit Opportunities	The investment objective of the fund is to seek current income and capital appreciation. Under normal market conditions, the fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by the funds’ portfolio managers to be of comparable quality.

60

Appendix A    Underlying Funds

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Total Return Bond Fund	The investment objective of the fund is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of debt securities: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), 2) residential and commercial mortgage-backed securities, 3) asset-backed securities, 4) domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and 5) debt obligations of foreign governments.
Absolute Return Funds
Nuveen Tactical Market Opportunities Fund	The investment objective of the fund is to earn a positive total return over a reasonable period of time, regardless of market conditions. In pursuing its objective, the fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index by 400 basis points, or 4%, on an annual basis, measured over a reasonable period of time.

Appendix A    Underlying Funds

61

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Insured Municipal Bond

Intermediate Duration Municipal Bond

Intermediate Tax Free*

Limited Term Municipal Bond

Short Tax Free*

Tax Free*

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Insured Municipal Bond

California Municipal Bond

California Tax Free*

Colorado Municipal Bond

Colorado Tax Free*

Connecticut Municipal Bond

Florida Preference Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Insured Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond*

Municipal-State (continued)

Minnesota Municipal Bond*

Missouri Municipal Bond

Missouri Tax Free*

Nebraska Municipal Bond*

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Insured Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Ohio Tax Free*

Oregon Intermediate Municipal Bond*

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond*

High Income Bond*

High Yield Bond

Inflation Protected Securities*

Intermediate Government Bond*

Intermediate Term Bond*

Multi-Strategy Core Bond

Preferred Securities

Short Duration Bond

Short Term Bond*

Symphony Credit Opportunities

Total Return Bond*

Global/International

International*

International Select*

Santa Barbara International Equity

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Flexible Allocation

Tradewinds Global Resources

Tradewinds International

Tradewinds Japan

Value

Equity Income*

Large Cap Value*

Mid Cap Value

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small-Mid Cap Value

Small Cap Value*

Symphony Large-Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities*

Mid Cap Growth Opportunities*

Santa Barbara Growth

Small Cap Growth Opportunities*

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select*

Mid Cap Select*

Santa Barbara Dividend Growth

Small Cap Select*

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Real Assets

Global Infrastructure*

Real Estate Securities*

Asset Allocation

Conservative Allocation

Growth Allocation

Moderate Allocation

Strategy Aggressive Growth Allocation*

Strategy Balanced Allocation*

Strategy Conservative Allocation*

Strategy Growth Allocation*

Tactical Market Opportunities*

Quantitative/Enhanced

Enhanced Core Equity

Enhanced Mid-Cap

Quantitative Large Cap Core*

Index

Equity Index*

Mid Cap Index*

Small Cap Index*

*Former First American Fund.

The Statement of Additional Information (SAI) provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).

Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

You can obtain a free copy of the funds’ most recent annual or semi-annual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Nuveen Investor Services at (800) 257-8787 or by contacting the funds at the address below. Annual or semi-annual reports and the SAI are also available on the funds’ Internet site at www.nuveen.com.

Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Funds distributed by

Nuveen Investments, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-FAA-0311P

Mutual Funds

Prospectus

October 20, 2011

Nuveen Asset Allocation Funds

For investors seeking attractive long-term total return.

Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Conservative Allocation Fund	NBMSX	NMNBX	NBMCX	NALTX	NMNRX
Nuveen Moderate Allocation Fund	NNSAX	NNSBX	NUVCX	NMATX	NNSRX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Proposed Reorganizations of

Nuveen Conservative Allocation Fund into Nuveen Strategy Conservative Allocation Fund

Nuveen Moderate Allocation Fund into Nuveen Strategy Balanced Allocation Fund

The Board of Trustees/Directors of Nuveen Investment Trust (the “Trust”) and Nuveen Strategy Funds, Inc. (the “Company”) has approved the reorganization of (a) Nuveen Conservative Allocation Fund, a series of the Trust, into Nuveen Strategy Conservative Allocation Fund, a series of the Company, and (b) Nuveen Moderate Allocation Fund, a series of the Trust, into Nuveen Strategy Balanced Allocation Fund, a series of the Company. Each of Nuveen Conservative Allocation Fund and Nuveen Moderate Allocation Fund is referred to as an “Acquired Fund” and each of Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Balanced Allocation Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization.

For each reorganization, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each reorganization, a special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in December 2011. If the required approval is obtained, it is anticipated that the reorganization will be consummated in January 2012. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund in late October 2011.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for an Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Conservative Allocation Fund

Proposed Reorganization

The Board of Trustees of the fund has approved the reorganization of the fund into Nuveen Strategy Conservative Allocation Fund (the “Acquiring Fund”). If the fund’s shareholders approve the reorganization, the fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the fund’s shareholders and the fund will be terminated. A special meeting of the fund’s shareholders for the purpose of voting on the reorganization is expected to be held in December 2011. If the required approval is obtained, it is anticipated that the reorganization will be consummated in January 2012.

Please see the inside cover of the fund’s prospectus for additional information about the proposed reorganization.

Investment Objective

The investment objective of the fund is to provide attractive long-term total return with a conservative risk profile.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 21 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 23 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-40 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.38%	0.38%	0.38%	0.37%	0.38%
Acquired Fund Fees and Expenses	0.72%	0.72%	0.72%	0.72%	0.72%
Total Annual Fund Operating Expenses	1.50%	2.25%	2.25%	1.74%	1.25%
Fee Waivers and Expense Reimbursements[3]	(0.16)%	(0.16)%	(0.16)%	(0.15)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.34%	2.09%	2.09%	1.59%	1.09%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts held directly with the fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The fund’s investment adviser has agreed to waive fees and reimburse expenses through October 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, Acquired Fund Fees and Expenses, and extraordinary expenses) do not exceed 0.37% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund.

2

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation until October 31, 2012, and thereafter are at the level reflected in the table above before fee waivers and expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$704	$612	$212	$162	$111	$704	$212	$212	$162	$111
3 Years	$1,007	$988	$688	$533	$381	$1,007	$688	$688	$533	$381
5 Years	$1,332	$1,290	$1,190	$930	$671	$1,332	$1,190	$1,190	$930	$671
10 Years	$2,250	$2,384	$2,573	$2,039	$1,497	$2,250	$2,384	$2,573	$2,039	$1,497

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the Underlying Funds (as defined below). An Underlying Fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” that primarily invests in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). The fund’s assets are allocated among broad asset classes through investment in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. The fund has a strategic allocation between equity and fixed income investments that correlates with the fund’s risk profile. The fund’s sub-adviser adjusts portfolio allocations from time to time consistent with the fund’s risk profile in its effort to produce performance consistent with its investment objective. The fund primarily invests in Underlying Funds within the Nuveen family of funds.

Principal Risks

Because the fund’s assets are invested primarily in shares of the Underlying Funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the Underlying Funds. An investment in the Underlying Funds involves risk, and the fund could lose money on its investment in the Underlying Funds. The fund and the Underlying Funds have operating expenses, and you will bear not only your share of the fund’s expenses, but also the fund’s proportional share of the expenses of the Underlying Funds. In summarizing the risks of the Underlying Funds below, the fund has organized the discussion into those risks typically associated with Underlying Funds that invest in equity securities (“Equity Funds”), those risks typically associated with Underlying Funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of Underlying Funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the Underlying Fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an Underlying Fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Section 1    Fund Summaries

3

Interest Rate Risk—If interest rates rise, the prices of bonds held by an Underlying Fund will fall.

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an Underlying Fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The Underlying Funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an Underlying Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an Underlying Fund of non-U.S. securities.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling
(800) 257-8787.

Effective July 7, 2008, the fund, pursuant to shareholder approval, (a) made a slight change to its investment objective, (b) made significant changes to its investment strategy, including the adoption of its current “fund of funds” structure, and (c) changed its sub-adviser. Therefore, the fund’s total returns for periods prior to July 7, 2008, are not indicative of the performance that the fund, as currently managed, would have generated for those periods.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2011 was -5.07%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 11.95% and
-8.96%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment

4

Section 1    Fund Summaries

objectives. Class R3 shares commenced operations on August 4, 2008. The 5 and 10 year returns for Class R3 shares shown below reflect Class I performance prior to August 4, 2008 adjusted for the difference in fees between the classes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class A (return before taxes)	5.32%	3.45%	2.87%
Class A (return after taxes on distributions)	4.33%	2.74%	2.39%
Class A (return after taxes on distributions and sale of fund shares)	3.52%	2.80%	2.45%
Class B (return before taxes)	6.88%	3.72%	2.86%
Class C (return before taxes)	10.89%	3.90%	2.70%
Class R3 (return before taxes)	11.41%	4.42%	3.22%
Class I (return before taxes)	12.01%	4.95%	3.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Conservative Allocation Composite (reflects no deduction for fees, expenses or taxes)	9.90%	4.67%	4.32%
Barclay’s U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.56%	5.80%	5.84%
Citigroup 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	2.30%	2.26%
Lipper Mixed-Asset Target Allocation Conservative Classification Average (reflects no deduction for taxes or certain expenses)	9.65%	3.92%	3.85%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Investment Solutions, Inc.

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
David R. Cline	Portfolio Manager	May 2011
James A. Colon, CFA	Portfolio Manager	May 2011

Section 1    Fund Summaries

5

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

6

Section 1    Fund Summaries

Nuveen Moderate Allocation Fund

Proposed Reorganization

The Board of Trustees of the fund has approved the reorganization of the fund into Nuveen Strategy Balanced Allocation Fund (the “Acquiring Fund”). If the fund’s shareholders approve the reorganization, the fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the fund’s shareholders and the fund will be terminated. A special meeting of the fund’s shareholders for the purpose of voting on the reorganization is expected to be held in December 2011. If the required approval is obtained, it is anticipated that the reorganization will be consummated in January 2012.

Please see the inside cover of the fund’s prospectus for additional information about the proposed reorganization.

Investment Objective

The investment objective of the fund is to provide attractive long-term total return with a moderate risk profile.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 21 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 23 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-40 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class R3	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	None	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R3	Class I
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.42%	0.41%	0.42%	0.41%	0.41%
Acquired Fund Fees and Expenses	0.79%	0.79%	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses	1.61%	2.35%	2.36%	1.85%	1.35%
Fee Waivers and Expense Reimbursements[3]	(0.28)%	(0.27)%	(0.28)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.33%	2.08%	2.08%	1.58%	1.08%
1	The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts held directly with the fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The fund’s investment adviser has agreed to waive fees and reimburse expenses through October 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, Acquired Fund Fees and Expenses, and extraordinary expenses) do not exceed 0.29% of the average daily net assets of any class of fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund.

Section 1    Fund Summaries

7

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation until October 31, 2012, and thereafter are at the level reflected in the table above before fee waivers and expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	B	C	R3	I	A	B	C	R3	I
1 Year	$703	$611	$211	$161	$110	$703	$211	$211	$161	$110
3 Years	$1,028	$1,008	$710	$556	$401	$1,028	$708	$710	$556	$401
5 Years	$1,376	$1,331	$1,235	$976	$714	$1,376	$1,231	$1,235	$976	$714
10 Years	$2,354	$2,481	$2,675	$2,147	$1,600	$2,354	$2,481	$2,675	$2,147	$1,600

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the Underlying Funds (as defined below). An Underlying Fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategies

The fund is a “fund of funds” that primarily invests in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). The fund’s assets are allocated among broad asset classes through investment in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. The fund has a strategic allocation between equity and fixed income investments that correlates with the fund’s risk profile. The fund’s sub-adviser adjusts portfolio allocations from time to time consistent with the fund’s risk profile in its effort to produce performance consistent with its investment objective. The fund primarily invests in Underlying Funds within the Nuveen family of funds.

Principal Risks

Because the fund’s assets are invested primarily in shares of the Underlying Funds, the fund’s investment performance and risks are directly related to the investment performance and risks of the Underlying Funds. An investment in the Underlying Funds involves risk, and the fund could lose money on its investment in the Underlying Funds. The fund and the Underlying Funds have operating expenses, and you will bear not only your share of the fund’s expenses, but also the fund’s proportional share of the expenses of the Underlying Funds. In summarizing the risks of the Underlying Funds below, the fund has organized the discussion into those risks typically associated with Underlying Funds that invest in equity securities (“Equity Funds”), those risks typically associated with Underlying Funds that invest in fixed income securities (“Fixed Income Funds”) and those risks generally associated with both types of Underlying Funds.

Equity Funds

Equity Market Risk—The market values of equity securities owned by the Underlying Fund may decline, at times sharply and unpredictably.

Fixed Income Funds

Bond Market Risk—The market values of bonds owned by an Underlying Fund may decline, at times sharply and unpredictably. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

8

Section 1    Fund Summaries

Interest Rate Risk—If interest rates rise, the prices of bonds held by an Underlying Fund will fall.

Credit Risk—Credit risk is the risk that an issuer of a bond owned by an Underlying Fund may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability to make such payments; lower-quality bonds generally carry greater credit risk.

Equity and Fixed Income Funds

Non-U.S. Investment Risk/Emerging Markets Risk—Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

Currency Risk—The Underlying Funds that invest in non-U.S. securities are exposed to the risk that changes in currency exchange rates may affect an Underlying Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale by an Underlying Fund of non-U.S. securities.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

Effective August 1, 2008, the fund, pursuant to shareholder approval, (a) made a slight change to its investment objective, (b) made significant changes to its investment strategy, including the adoption of its current “fund of funds” structure, and (c) changed its sub-adviser. Therefore, the fund’s total returns for periods prior to August 1, 2008, are not indicative of the performance that the fund, as currently managed, would have generated for those periods.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of September 30, 2011 was -8.88%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 16.24% and -12.71%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment

Section 1    Fund Summaries

9

objectives. Class R3 shares commenced operations on August 4, 2008. The 5 and 10 year returns for Class R3 shares shown below reflect Class I performance prior to August 4, 2008 adjusted for the difference in fees between the classes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class A (return before taxes)	7.23%	4.35%	3.80%
Class A (return after taxes on distributions)	6.51%	2.98%	2.64%
Class A (return after taxes on distributions and sale of fund shares)	4.75%	3.18%	2.75%
Class B (return before taxes)	8.85%	4.62%	3.79%
Class C (return before taxes)	12.79%	4.78%	3.62%
Class R3 (return before taxes)	13.17%	5.27%	4.12%
Class I (return before taxes)	13.96%	5.84%	4.66%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Moderate Allocation Composite (reflects no deduction for fees, expenses or taxes)	11.53%	4.02%	3.49%
Barclay’s U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.56%	5.80%	5.84%
Citigroup 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	2.30%	2.26%
Lipper Mixed-Asset Target Allocation Moderate Classification Average (reflects no deduction for taxes or certain expenses)	11.37%	3.57%	3.54%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Investment Solutions, Inc.

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
David R. Cline	Portfolio Manager	May 2011
James A. Colon, CFA	Portfolio Manager	May 2011

10

Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

11

Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of the funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds, oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected its affiliate, Nuveen Investment Solutions, Inc. (“NIS”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the funds. NIS is an investment firm that provides investment management and specialized analytical services to clients. NIS manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. David R. Cline and James A. Colon are the portfolio managers of the funds.

•

David R. Cline, portfolio manager for NIS, entered the financial services industry when he joined FAF Advisors, Inc. in 1989. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc.

•

James A. Colon, CFA, is a portfolio manager for NIS. His responsibilities include portfolio management, risk management and research, with a specific focus on asset allocation strategies. Mr. Colon is a member of the CFA Institute, the CFA Society of Chicago, and the International Association of Financial Engineers.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is provided in the statement of additional information.

Management Fees

The management fee for each fund, payable monthly, is 0.15% of the average daily net assets of each fund.

For the most recent fiscal year, Nuveen Fund Advisors waived fees and reimbursed expenses in excess of the management fees paid by the funds.

Nuveen Fund Advisors has agreed to waive fees and reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and

12

Section 2    How We Manage Your Money

service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, Acquired Fund fees and expenses, and extraordinary expenses) for Nuveen Conservative Allocation Fund and Nuveen Moderate Allocation Fund do not exceed 0.37% and 0.29%, respectively, through October 31, 2012, of the average daily net assets of any class of fund shares. These expense limitations may be terminated or modified only with the approval of the Board of Trustees of the funds.

You should note that because the funds invest in Underlying Funds, you pay not only the pro rata share of the operating expenses of the funds, but also a portion of similar expenses of the Underlying Funds, including management fees. An investor in a fund therefore will indirectly pay higher expenses than if the Underlying Fund shares were owned directly. You may also receive taxable capital gains distributions to a greater extent than if the Underlying Funds were owned directly.

Information regarding the Board of Trustees’ approval of investment management agreements is currently available in the funds’ annual report for the fiscal year ended June 30, 2011.

Each fund’s investment objective may not be changed without shareholder approval. The funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

Investment Companies and Other Pooled Investment Vehicles

The funds invest principally in other investment companies, including open-end funds and exchange-traded funds (“ETFs”). In addition, the funds may invest a portion of their assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the funds may invest directly.

The funds invest principally in Nuveen Underlying Funds. It is anticipated that Nuveen Underlying Funds will at all times represent a significant portion of each fund’s investments. The funds may also invest in ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. When new asset classes become available through the Nuveen Mutual Funds, a Nuveen Underlying Fund will typically replace ETFs used in the funds.

As a shareholder in a pooled investment vehicle, the funds bear their ratable share of that vehicle’s expenses, and remain subject to payment of the funds’ advisory and administrative fees with respect to assets so invested. Shareholders are therefore subject to duplicative expenses. In addition, the funds will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

The list set forth in Appendix A to this prospectus represents those Underlying Funds that are currently available for investment by the funds.

Section 2    How We Manage Your Money

13

With the approval of Nuveen Fund Advisors, NIS may add to the list of potential Underlying Funds without prior approval of or prior notice to shareholders.

Cash Equivalents and Short-Term Investments

Under normal market conditions, the funds may hold up to 10% of their net assets in cash or cash equivalents, money market funds and short-term fixed-income securities. The percentage of each fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the funds may depart from their principal investment strategies and invest part or all of their assets in such holdings. During such periods, the funds may not be able to achieve their investment objectives. A fund may adopt a defensive strategy when NIS believes securities in which it normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the statement of additional information.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings for each fund is available in the funds’ statement of additional information. Certain portfolio holdings information is available on the funds’ website—www.nuveen.com—by clicking the “Our Products—Mutual Funds” link on the home page and following the applicable link for your fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of your fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the funds’ website following the end of each month with an approximately one-month lag. This information will remain available on the website until the funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

NIS seeks an allocation among asset classes that it believes will produce the highest expected return given each fund’s risk profile. Each fund’s asset allocation is developed from the expected risk and return characteristics of each asset class and the relationships (correlations) between them. Given a fund’s asset allocation, NIS selects Underlying Funds that NIS believes will give that fund the best opportunity to produce consistent returns in excess of its respective Allocation Composite. NIS reviews each fund’s asset allocation and the Underlying Funds selected to implement the asset allocation periodically and modifies them as appropriate.

14

Section 2    How We Manage Your Money

The funds’ asset allocations as of June 30, 2011, were as follows:

Nuveen Conservative Allocation Fund

Asset Class	Weight
U.S. Equity	14%
International Equity	10%
Global Resources	3%
U.S. Public Real Estate	3%
U.S. Investment Grade	16%
High Yield	9%
U.S. Treasury Inflation-Protected Securities	14%
Short Duration & Cash	25%
Commodities	2%
Preferred & Convertibles	3%

Nuveen Moderate Allocation Fund

Asset Class	Weight
U.S. Equity	24%
International Equity	19%
Global Resources	3%
U.S. Public Real Estate	4%
U.S. Investment Grade	7%
High Yield	15%
U.S. Treasury Inflation-Protected Securities	12%
Short Duration & Cash	9%
Commodities	2%
Preferred & Convertibles	4%

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks for each fund and the other risks listed below that you assume when you invest in the funds. Because of these risks, you should consider an investment in the funds to be a long-term investment.

The funds’ investment performance and risks are directly related to the investment performance and risks of the Underlying Funds. The risks of investing in a particular Underlying Fund will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The ability of the funds to achieve their investment objectives is therefore dependent on a number of factors, including the ability of the advisers of the Underlying Funds to invest to meet the objectives of the Underlying Funds, to effectively respond to changes in market conditions, and to maintain sufficient liquidity to meet redemptions. To the extent that the risks of certain Underlying Funds are uncorrelated, the risks assumed when investing in such Underlying Funds may not be cumulative. NIS’s asset allocation strategy seeks to take advantage of this dynamic to optimize the return of each fund relative to its risk profile.

Section 2    How We Manage Your Money

15

The funds and the Underlying Funds have operating expenses, and you will bear not only your share of a fund’s expenses, but also the fund’s proportional share of the expenses of the Underlying Funds. In selecting among the Underlying Funds, NIS is subject to potential conflicts of interest when allocating (i) between Nuveen Underlying Funds, which pay management fees to affiliates of NIS, and non-Nuveen Underlying Funds, which do not, and (ii) among Nuveen Underlying Funds, as management fees are higher for some Nuveen Underlying Funds than others; however, NIS seeks to allocate among those Nuveen Underlying Funds (when available) that best satisfy the funds’ strategic allocation among asset classes consistent with its investment risk target.

Principal Risks

In summarizing the risks of the Underlying Funds below, the funds have organized the discussion into those risks typically associated with Equity Funds, those risks typically associated with Fixed Income Funds and those risks generally associated with both types of Underlying Funds.

Each of the risks described below affects a fund only to the extent that such fund invests in Underlying Funds which are subject to such risks. The funds utilize diversification and other methods to seek to reduce risk.

Equity Funds

Equity market risk: The market values of equity securities owned by the Underlying Funds may decline, at times sharply and unpredictably. Market values of equity securities are affected by a number of different factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.

Smaller company risk: Certain Underlying Funds may invest in equity securities of small or medium-sized companies. Companies with lower market capitalizations may involve greater risk than larger capitalization companies because they tend to have younger and more limited product lines, markets and financial resources and may be dependent on smaller management groups than larger, more established companies. In addition, the securities of such companies are typically more volatile and less liquid than securities of larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that an Underlying Fund would like, and so an Underlying Fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

Style-specific risk: Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Underlying Funds that emphasize a growth style of investing often seek companies experiencing high rates of current growth; such companies may be more volatile than other types of investments. Underlying Funds that emphasize a value style of investing often seek undervalued companies with characteristics for improved valuations; such companies are subject to the risk that the valuations never improve. Certain Underlying Funds invest in companies with new, limited or cyclical product lines, services, markets, distribution channels or financial resources, or companies where the management of such companies may be dependent upon one or a few key people, or companies

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conducting initial public offerings or other major corporate events such as acquisitions, mergers, or liquidations; such companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock markets in general.

Sector risk: Most of the Underlying Funds do not concentrate their investments in specific economic sectors, although some may from time to time emphasize certain sectors over others. Certain other Underlying Funds specifically do concentrate their investments in specific economic sectors. To the extent an Underlying Fund invests a significant portion of its assets in securities of companies in the same economic sector, such Underlying Fund is more susceptible to economic, political, regulatory and other occurrences influencing that sector. Specific sectors emphasized by certain Underlying Funds may include:

•

Energy and natural resources: Companies in the energy and natural resources sectors are especially affected by variations in the commodities markets, the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, economic conditions, events relating to international political developments, energy conservation and the success of exploration projects. An Underlying Fund’s focus in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

•

REITs: The performance of REITs in which the Underlying Funds may invest will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

Fixed Income Funds

Bond market risk: The market values of bonds owned by an Underlying Fund may decline, at times sharply and unpredictably. Market values of bonds are affected by a number of different factors, including changes in interest rates, the credit quality of issuers, liquidity and general economic and market conditions. Lower-quality bonds may suffer larger price declines and more volatility than higher-quality bonds in response to negative issuer-specific developments or general economic news.

Interest rate risk: Interest rate risk is the risk that the value of an Underlying Fund’s portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of an Underlying Fund’s portfolio, the greater its interest rate risk.

Income risk: The income earned from an Underlying Fund’s portfolio may decline because of falling market interest rates. This can result when an Underlying Fund invests the proceeds from new share sales, or from matured or called bonds, in bonds with yields that are below the portfolio’s current earnings rate.

Credit risk: Credit risk is the risk that an issuer of a bond owned by an Underlying Fund may be unable or unwilling to make interest and principal

Section 2    How We Manage Your Money

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payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Generally, lower-quality bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

An Underlying Fund investing primarily in below investment grade securities generally is subject to a higher level of credit risk than an Underlying Fund investing primarily in investment grade securities. Securities rated BB or lower by Standard & Poor’s (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or unrated securities of comparable quality are commonly referred to as “high yield” or “junk” bonds. Lower-grade securities are considered speculative by rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. An Underlying Fund may incur higher expenses to protect its interests in such securities. Such lower-grade securities, especially those with longer maturities or those not making regular interest payments, may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

Equity and Fixed Income Funds

Inflation risk: Like all mutual funds, the Underlying Funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value an Underlying Fund’s assets can decline as can the value of an Underlying Fund’s distributions.

Mortgage-backed securities risk: Certain Underlying Funds may be exposed to the risks associated with investing in mortgage-backed securities. Greater risk, such as increased volatility, prepayment risk, non-payment risk and increased default risk, is inherent in portfolios that invest in mortgage-backed securities, especially mortgage-backed securities with exposure to sub-prime mortgages. The downturn in the housing market and the resulting recession in the United States has negatively affected, and may continue to negatively affect, both the price and liquidity of mortgage-backed securities.

Asset-backed securities risk: Certain Underlying Funds may also invest in asset-backed securities. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of an Underlying Fund’s asset-backed securities may also be affected by changes in interest rates and economic conditions more generally; the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities; and the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and the entities that provide any supporting letters of credit, surety bonds or other credit enhancements. Like mortgage-backed securities, the deterioration of the U.S. economy has negatively affected, and may continue to negatively affect, both the price and liquidity of asset-backed securities.

Non-U.S. investment risk: Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States due to political, social and economic developments abroad, different regulatory environments and

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laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. Other risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

Emerging markets risk: Certain Underlying Funds may invest in companies located in emerging market countries. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Currency risk: Non-U.S. securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect the Underlying Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Underlying Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the fund’s non-U.S. holdings whose value is tied to the affected non-U.S. currency. ADRs and other non-U.S. securities denominated in U.S. dollars are also subject to currency risk.

Correlation risk: The U.S. and non-U.S. equity markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. stocks. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

Derivatives risk: The Underlying Funds’ use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team of the Underlying Fund uses derivatives to enhance an Underlying Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Underlying Funds. In addition, when the Underlying Funds invest in certain derivative securities, including, but not limited to, when-issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments, which could result in exaggerated changes in the net asset value of the Underlying Funds’ shares and can result in losses that exceed the amount originally invested. The success of NIS’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the

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derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In addition, in volatile markets, certain derivative instruments and markets may not be liquid, which means an Underlying Fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Convertible security risk: Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company. Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions.

Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

Non-diversification risk: Certain Underlying Funds may be non-diversified. A non-diversified Underlying Fund may invest a relatively high percentage of its assets in a limited number of issuers. A non-diversified Underlying Fund is more exposed to risks posed by any single political, regulatory or economic occurrence affecting individual issuers in which it invests as well as the financial condition of such issuers. A non-diversified Underlying Fund’s relative lack of diversity may subject investors to greater market risk than other mutual funds.

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Section 3    How You Can Buy and Sell Shares

The funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 12 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class B Shares

The funds will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund for which Boston Financial Data Services, Inc. serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Class B shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary a 4% up-front sales commission, which includes an advance of the first year’s service fee. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase

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21

price or redemption proceeds, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	4%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your fund’s average daily net assets.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Class R3 shares were initially offered by the funds on August 1, 2008. The expense and performance information for Class R3 shares provided in Section 1 of the prospectus for periods prior to that date is estimated based on the actual expenses and performance of the funds’ other share classes.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of

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Section 3    How You Can Buy and Sell Shares

financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

Please refer to the statement of additional information for more information about Class A, Class B, Class C, Class R3 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. Nuveen Mutual Funds currently utilize two transfer agents, and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

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Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

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For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund distributions.

•	Certain employer-sponsored retirement plans.

•

Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order. Orders received

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Section 3    How You Can Buy and Sell Shares

before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the funds.

•

By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your fund, calculated after the fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your fund nor the transfer agent are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•

By mail. You may open an account directly with a fund and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box above, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds.

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25

•

On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds’ website. To access your account, click the “Our Products—Mutual Funds” link on www.nuveen.com and then choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•

By telephone. Existing shareholders with direct accounts may also process account transactions via the funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your fund’s systematic investment plan. You can stop the deductions at any time by notifying your fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

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Section 3    How You Can Buy and Sell Shares

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

Nuveen Mutual Funds currently utilize two transfer agents. Until November 30, 2011, you may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Effective December 1, 2011, you may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents will not be allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares. Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

Section 3    How You Can Buy and Sell Shares

27

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•

By mail. You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address, or bank account other than that on record;

•	You have changed the address on your fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

28

Section 3    How You Can Buy and Sell Shares

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•

On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Our Products—Mutual Funds” link on www.nuveen.com and then choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

•

By telephone. If your account is held with your fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 shares) held directly with the funds that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

Section 3    How You Can Buy and Sell Shares

29

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

If a fund elects to exercise this right, then annually the fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

30

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies as well.

The funds intend to pay income dividends and any taxable gains annually.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through the Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Underlying Funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund’s long-term capital gains are generally taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with your fund, the Distributor will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Section 4    General Information

31

Please note that if you do not furnish the funds with your correct Social Security number or employer identification number, you fail to provide certain certifications to the funds, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the funds to withhold, federal law requires the funds to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with the funds, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with the funds and do not elect a cost basis method, your account will default to the average cost basis method. Financial intermediaries choose their own default method.

“Fund of Funds” Tax Considerations

As described above, the funds invest in the Underlying Funds. In general, investments in other funds that are treated as regulated investment companies will assist the funds in meeting any diversification tests. However, although the funds will only invest in Underlying Funds that indicate that they intend to be treated as regulated investment companies, the funds will not, except as provided in the following sentence, examine the underlying assets or operations of the Underlying Funds in which they invest and are not making any representation as to whether such Underlying Funds do, in fact, qualify as regulated investment companies. If a fund holds more than 20% of the total combined voting power of any of the Underlying Funds in which it invests, for the purposes of some portions of the diversification tests, the fund may have to look through the Underlying Fund in which it invests to include the securities of issuers held by such Underlying Funds.

The Distributor serves as the selling agent and distributor of the funds’ shares. In this capacity, the Distributor manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940

32

Section 4    General Information

Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class B, Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class B, Class C and Class R3 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising, sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class B, Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class B and Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2010, these payments in the aggregate were approximately 0.035% to 0.040% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund

Section 4    General Information

33

shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placing the funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

The price you pay for your shares is based on your fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its designee.

The funds invest principally in shares of the Underlying Funds. In determining net asset value, the Nuveen Underlying Funds in which a fund invests are valued at their respective net asset values. Other portfolio instruments held by the funds and portfolio instruments held by the Nuveen Underlying Funds generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Trustees. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by the funds’ investment adviser or sub-adviser. Equity securities and ETFs generally are valued at the last reported sales price or official closing price on an exchange, if available. Foreign securities and currency are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by an independent quotation service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a fund or a Nuveen Underlying Fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the local closing price may be adjusted based upon such factors as developments in non-U.S. markets, the performance of U.S. securities

34

Section 4    General Information

markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A fund or a Nuveen Underlying Fund may rely on an independent fair valuation service in making any such fair value determinations.

If a fund or an Underlying Fund holds securities that are primarily listed on non-U.S. exchanges, the value of such securities may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and

Section 4    General Information

35

procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

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Section 4    General Information

Section 5    Financial Highlights

Effective July 7, 2008, for Nuveen Conservative Allocation Fund and August 1, 2008, for Nuveen Moderate Allocation Fund, the funds changed their investment strategies and adopted their current names.

The financial highlights table is intended to help you understand each fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen Conservative Allocation Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)(e)		Ratios of Net Investment Income to Average Net Assets(d)		Portfolio Turnover Rate

Class A (8/96)
2011	$22.07	$.60	$2.54	$3.14	$(.71)	$—	$(.71)	$24.50	14.29%	$37,420	.62%		2.50%		89%
2010	20.24	.69	1.93	2.62	(.79)	—	(.79)	22.07	12.93	34,943	.62		3.09		14
2009	22.84	.85	(2.60)	(1.75)	(.37)	(.48)	(.85)	20.24	(7.25)	35,247	.63		4.28		166
2008	25.76	.64	(2.17)	(1.53)	(.67)	(.72)	(1.39)	22.84	(6.23)	52,785	1.23		2.58		37
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90	61,577	1.22		2.64		37

Class B (8/96)
2011	23.67	.44	2.72	3.16	(.57)	—	(.57)	26.26	13.37	1,063	1.37		1.71		89
2010	21.72	.55	2.09	2.64	(.69)	—	(.69)	23.67	12.11	1,031	1.37		2.32		14
2009	24.43	.77	(2.80)	(2.03)	(.20)	(.48)	(.68)	21.72	(7.97)	1,730	1.38		3.60		166
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)	3,480	1.98		1.81		37
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09	5,916	1.98		1.87		37

Class C (8/96)
2011	23.64	.43	2.73	3.16	(.57)	—	(.57)	26.23	13.38	11,589	1.37		1.68		89
2010	21.69	.56	2.08	2.64	(.69)	—	(.69)	23.64	12.12	8,034	1.37		2.37		14
2009	24.39	.77	(2.79)	(2.02)	(.20)	(.48)	(.68)	21.69	(7.94)	6,649	1.38		3.63		166
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)	8,192	1.98		1.83		37
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10	9,363	1.97		1.90		37

Class R3 (8/08)
2011	21.49	.48	2.50	2.98	(.63)	—	(.63)	23.84	13.94	51	.87		2.06		89
2010	19.71	.62	1.88	2.50	(.72)	—	(.72)	21.49	12.67	145	.87		2.86		14
2009(f)	22.16	.70	(2.40)	(1.70)	(.27)	(.48)	(.75)	19.71	(7.27)	133	.87	*	4.08	*	166

Class I (8/96)(g)
2011	21.48	.62	2.48	3.10	(.74)	—	(.74)	23.84	14.49	1,753	.37		2.65		89
2010	19.69	.72	1.89	2.61	(.82)	—	(.82)	21.48	13.24	1,272	.37		3.32		14
2009	22.24	.88	(2.53)	(1.65)	(.42)	(.48)	(.90)	19.69	(6.98)	472	.39		4.46		166
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)	1,361	.98		2.83		37
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17	1,525	.97		2.90		37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c) •	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

•	Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Municipal and Stock Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Municipal and Stock Fund for the period July 1, 2008 through July 6, 2008. Returns prior to July 7, 2008, are not indicative of the performance that the Fund would have generated as currently managed.

(d)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.

(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

*	Annualized.

Section 5    Financial Highlights

37

Nuveen Moderate Allocation Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended June 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)(e)		Ratios of Net Investment Income to Average Net Assets(d)		Portfolio Turnover Rate

Class A (8/96)
2011	$21.08	$.48	$3.47	$3.95	$(.51)	$—	$(.51)	$24.52	18.77%	$32,234	.54%		2.01%		95%
2010	18.90	.56	2.20	2.76	(.58)	—	(.58)	21.08	14.49	25,190	.54		2.61		13
2009	22.35	.67	(3.32)	(2.65)	(.34)	(.46)	(.80)	18.90	(11.28)	21,136	.62		3.64		171
2008	26.73	.54	(2.04)	(1.50)	(.56)	(2.32)	(2.88)	22.35	(6.31)	29,612	1.23		2.12		51
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40	33,519	1.24		2.19		61

Class B (8/96)
2011	21.07	.31	3.45	3.76	(.34)	—	(.34)	24.49	17.82	1,704	1.29		1.32		95
2010	18.91	.39	2.20	2.59	(.43)	—	(.43)	21.07	13.64	2,421	1.29		1.82		13
2009	22.35	.52	(3.30)	(2.78)	(.20)	(.46)	(.66)	18.91	(11.98)	3,054	1.38		2.81		171
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)	5,535	1.98		1.38		51
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55	6,376	1.99		1.42		61

Class C (8/96)
2011	21.10	.29	3.45	3.74	(.34)	—	(.34)	24.50	17.75	11,618	1.29		1.22		95
2010	18.94	.40	2.19	2.59	(.43)	—	(.43)	21.10	13.62	6,354	1.29		1.87		13
2009	22.37	.53	(3.30)	(2.77)	(.20)	(.46)	(.66)	18.94	(11.93)	4,685	1.37		2.85		171
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)	7,265	1.98		1.38		51
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54	7,694	1.99		1.44		61

Class R3 (8/08)
2011	21.08	.45	3.38	3.83	(.45)	—	(.45)	24.46	18.17	538	.79		1.85		95
2010	18.91	.51	2.19	2.70	(.53)	—	(.53)	21.08	14.19	142	.79		2.36		13
2009(f)	22.20	.59	(3.12)	(2.53)	(.30)	(.46)	(.76)	18.91	(10.87)	128	.79	*	3.62	*	171

Class I (8/96)(g)
2011	21.08	.56	3.43	3.99	(.56)	—	(.56)	24.51	19.00	9,333	.29		2.34		95
2010	18.89	.63	2.18	2.81	(.62)	—	(.62)	21.08	14.80	11,283	.29		2.93		13
2009	22.35	.71	(3.32)	(2.61)	(.39)	(.46)	(.85)	18.89	(11.08)	6,334	.36		3.84		171
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)	9,662	.98		2.38		51
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68	10,690	.99		2.44		61

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short term capital gains, if any.

(c) •	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

•	Total returns for the year ended June 30, 2008 and prior reflect the performance of the Nuveen Balanced Stock and Bond Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Stock and Bond Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.

(d)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.

(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

*	Annualized.

38

Section 5    Financial Highlights

Section 6    Glossary of Investment Terms

•

American Depositary Receipts (“ADRs”): Certificates issued by an U.S. depositary bank that represent a bank’s holdings of a stated number of shares of a non-U.S. company. ADRs are typically bought and sold in the same manner as U.S. securities (although investors can also purchase the non-U.S. securities overseas and convert them to ADRs, and likewise can convert an ADR to its underlying non-U.S. security and sell it overseas) and are priced in U.S. dollars. ADRs carry most of the risks of investing directly in non-U.S. equity securities.

•	Average Cost Basis Method: Calculating cost basis by determining the average price paid for fund shares that may have been purchased at different times for different prices.

•

Barclay’s Capital U.S. Aggregate Bond Index: An index which is the broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

•	Citigroup 3-Month U.S. Treasury Bill Index: An unmanaged index that measures the rate of return for 3-Month U.S. Treasury Bills.

•

Conservative Allocation Composite: An index comprised of a 38% weighting in the S&P 500® Index, a 57% weighting in the Barclay’s Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index.

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for a fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•

Emerging markets: The financial markets of developing economies in countries with low per capita income in the initial stages of their industrialization cycles. These markets are progressing toward becoming advanced and often have above-average economic growth potential. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private). Also, local stock exchanges may not offer liquid markets for outside investors.

•

Futures: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

•

Lipper Mixed-Asset Target Allocation Conservative Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Classification.

•

Lipper Mixed-Asset Target Allocation Moderate Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Fund Classification.

Section 6    Glossary of Investment Terms

39

•

Moderate Allocation Composite: An index comprised of a 57% weighting in the S&P 500® Index, a 38% weighting in the Barclay’s Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index.

•

Options: Derivative contracts giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

40

Section 6    Glossary of Investment Terms

Appendix A    Underlying Funds

The list below represents those Underlying Funds currently available for investment by the funds. With Nuveen Fund Advisors’ approval, NIS may add funds to this list without prior approval of or prior notice to shareholders.

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Equity Funds

Nuveen Equity Income Fund	The investment objective of the fund is long-term growth of capital and income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund’s adviser believes are characterized by the ability to pay above average dividends, the ability to finance expected growth and strong management.

Nuveen Global Infrastructure Fund	The investment objective of the fund is long-term growth of capital and income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities issued by U.S. and non-U.S. infrastructure-related companies.

Nuveen International Select Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily in equity securities of foreign issuers that trade in U.S. or foreign markets, depositary receipts representing shares of foreign issuers and exchange-traded funds and other investment companies that provide exposure to foreign issuers.

Nuveen Large Cap Growth Opportunities Fund	The investment objective of the fund is long-term growth of capital. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Nuveen Large Cap Select Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater at the time of purchase.

Nuveen Large Cap Value Fund	The investment objective of the fund is capital appreciation. Current income is a secondary objective of the fund. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have the market capitalizations of $5 billion or greater at the time of purchase.

Nuveen Mid Cap Growth Opportunities Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase.

Appendix A    Underlying Funds

41

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Mid Cap Value Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution prior to such purchase.

Nuveen NWQ Large-Cap Value Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index.

Nuveen Quantitative Enhanced Core Equity Fund	The investment objective of the fund is to provide, over the long term, a total return that exceeds the total return of the S&P 500® Index. Under normal market conditions, the fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities.

Nuveen Real Estate Securities Fund	The investment objective of the fund is to provide above average current income and long term capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry.

Nuveen Santa Barbara Dividend Growth Fund	The investment objective of the fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in dividend-paying common and preferred stocks.

Nuveen Santa Barbara Growth Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index.

Nuveen Santa Barbara International Growth Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in non-U.S. equity securities.

Nuveen Small Cap Growth Opportunities Fund	The investment objective of the fund is growth of capital. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Nuveen Small Cap Select Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

42

Appendix A    Underlying Funds

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Small Cap Value Fund	The investment objective of the fund is capital appreciation. Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations of less than $3 billion at the time of purchase.

Nuveen Symphony Large-Cap Growth Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Nuveen Tradewinds Emerging Markets Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in securities of emerging market issuers.

Nuveen Tradewinds Global Resources Fund	The investment objective of the fund is to seek long-term capital appreciation. Under normal market conditions, at least 80% of the fund’s net assets will be invested in equity securities of global energy and natural resources companies and companies in associated businesses.

Nuveen Tradewinds International Value Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests primarily in non-U.S. equity securities, including non-U.S. equity securities traded on non-U.S. exchanges and American Depositary Receipts.

Nuveen Tradewinds Value Opportunities Fund	The investment objective of the fund is to provide investors with long-term capital appreciation. Under normal market conditions, the fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies.

Nuveen Winslow Large-Cap Growth Fund	The investment objective of the fund is to provide long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase.

iShares Dow Jones U.S. Real Estate Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate Index.

iShares MSCI EAFE Growth Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Growth Index. The fund generally will invest at least 90% of its assets in the securities of its underlying index or in American Depositary Receipts or other depositary receipts representing securities in the underlying index.

iShares MSCI Emerging Markets Index Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The fund generally will invest at least 90% of its assets in the securities of its underlying index or in American Depository Receipts and Global Depositary Receipts representing such securities.

Appendix A    Underlying Funds

43

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy

Fixed Income Funds

Nuveen Core Bond Fund	The investment objective of the fund is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, 2) residential and commercial mortgage-backed securities, 3) asset-backed securities, and 4) corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Nuveen High Income Bond Fund	The investment objective is to provide investors with a high level of current income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”).

Nuveen High Yield Bond Fund	The investment objective of the fund is to maximize total return by investing in a diversified portfolio of high yield debt securities. Under normal market conditions, the fund will invest at least 80% of its net assets in U.S. and non-U.S. corporate high yield debt securities, including zero coupon, payment in-kind, corporate loans and convertible bonds.

Nuveen High Yield Municipal Bond Fund	The investment objective of the fund is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the fund’s primary objective. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.

Nuveen Inflation Protected Securities Fund	The investment objective of the fund is to provide investors with total return while providing protection against inflation. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities.

Nuveen Intermediate Term Bond Fund	The investment objective of the fund is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, 2) residential and commercial mortgage-backed securities, 3) asset-backed securities, and 4) corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Nuveen Multi-Strategy Core Bond Fund	The investment objective of the fund is to provide total return by investing in fixed income securities. Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market.

Nuveen Preferred Securities Fund	The investment objective of the fund is to seek to provide a high level of current income and total return. Under normal market conditions, the fund invests at least 80% of its net assets in preferred securities.

44

Appendix A    Underlying Funds

Underlying Fund Name	Underlying Fund’s Investment Objective and Principal Investment Strategy
Nuveen Short Duration Bond Fund	The investment objective of the fund is to provide high current income consistent with minimal fluctuations of principal. Under normal market conditions, the fund will invest at least 80% of its net assets in short duration securities using a risk-controlled, multi-strategy approach that invests across multiple sectors of the taxable fixed income market. Typically, the fund’s average duration will be between approximately one and two years but it will not exceed three years.

Nuveen Symphony Credit Opportunities Fund	The investment objective of the fund is to seek current income and capital appreciation. Under normal market conditions, the fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by the fund’s portfolio managers to be of comparable quality.

Nuveen Total Return Bond Fund	The investment objective of the fund is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income. Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of debt securities: 1) U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), 2) residential and commercial mortgage-backed securities, 3) asset-backed securities, 4) domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and 5) debt obligations of foreign governments.

iShares Barclays TIPS Bond Fund	The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury TIPS Index. The fund generally will invest at least 90% of its assets in the inflation-protected bonds of its Index and at least 95% of its assets in U.S. government bonds.

Absolute Return Funds

Nuveen Tactical Market Opportunities Fund	The investment objective of the fund is to earn a positive total return over a reasonable period of time, regardless of market conditions. In pursuing its objective, the fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index by 400 basis points, or 4%, on an annual basis, measured over a reasonable period of time.

Commodities Funds

iShares S&P GSCI Commodity-Indexed Trust	The investment objective of the trust is to seek investment results that correspond generally, but are not necessarily identical, to the performance of the S&P GSCI Total Return Index, before payments of expenses and liabilities. The S&P GSCI Total Return Index is intended to reflect the performance of a diversified group of commodities.

PowerShares DB Commodity Index Tracking Fund	The fund seeks to track changes, whether positive or negative, in the level of the DBIQ Optimum Yield Diversified Commodity Index Excess Return over time, plus the excess, if any, of the fund’s interest income from its holdings of United States.

Appendix A    Underlying Funds

45

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Intermediate Tax Free*

Limited Term Municipal Bond

Municipal Bond

Municipal Bond 2

Short Term Municipal Bond*

Tax Free*

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

California Municipal Bond 2

California Tax Free*

Colorado Municipal Bond

Colorado Tax Free*

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Massachusetts Municipal Bond 2

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond*

Municipal-State (continued)

Minnesota Municipal Bond*

Missouri Municipal Bond

Missouri Tax Free*

Nebraska Municipal Bond*

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

New York Municipal
Bond 2

North Carolina Municipal Bond

Ohio Municipal Bond

Ohio Tax Free*

Oregon Intermediate Municipal Bond*

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond*

High Income Bond*

High Yield Bond

Inflation Protected Securities*

Intermediate Government Bond*

Intermediate Term Bond*

Multi-Strategy Core Bond

Preferred Securities

Short Duration Bond

Short Term Bond*

Symphony Credit Opportunities

Symphony Floating Rate Income

Total Return Bond*

Global/International

International*

International Select*

Santa Barbara Global Growth

Santa Barbara International Growth

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Flexible Allocation

Tradewinds Global Resources

Tradewinds International Value

Tradewinds Japan

Tradewinds Small-Cap Opportunities

Value

Equity Income*

Large Cap Value*

Mid Cap Value*

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small-Mid Cap Value

Small Cap Value*

Symphony Large-Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities*

Mid Cap Growth Opportunities*

Santa Barbara Growth

Small Cap Growth Opportunities*

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select*

Mid Cap Select*

Santa Barbara Dividend Growth

Small Cap Select*

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Real Assets

Global Infrastructure*

Real Estate Securities*

Asset Allocation

Conservative Allocation

Moderate Allocation

Strategy Aggressive Growth Allocation*

Strategy Balanced Allocation*

Strategy Conservative Allocation*

Strategy Growth Allocation*

Tactical Market Opportunities*

Quantitative/Enhanced

Quantitative Enhanced Core Equity*

Index

Equity Index*

Mid Cap Index*

Small Cap Index*

*Former First American Fund.

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, Nuveen Fund Advisors and NIS. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The funds are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-ALLO-1011P

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN STRATEGY BALANCED ALLOCATION FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN MODERATE ALLOCATION FUND

333 West Wacker Dr.

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated November 9, 2011 for use in connection with the special meeting of shareholders (the “Special Meeting”) of Nuveen Moderate Allocation Fund (the “Acquired Fund”), a series of Nuveen Investment Trust (the “Trust”), to be held on December 16, 2011. At the Special Meeting, shareholders of the Acquired Fund will be asked to approve the reorganization (the “Reorganization”) of the Acquired Fund into Nuveen Strategy Balanced Allocation Fund (the “Acquiring Fund”; the Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds”) as described in the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in the Acquired Fund’s Statement of Additional Information dated October 20, 2011, as supplemented through the date of this SAI, and the Acquiring Fund’s Statement of Additional Information dated March 21, 2011, as supplemented through the date of this SAI, each of which is incorporated herein by reference only insofar as it relates to the Acquired Fund or Acquiring Fund, respectively. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had been consummated on August 31, 2011.

The Acquired Fund’s audited financial statements and related independent registered public accounting firm’s report for the Fund are contained in its Annual Report for the fiscal year ended June 30, 2011 and are incorporated herein by reference only insofar as they relate to the Fund. No other parts of the Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Fund’s Annual Report for the fiscal year ended August 31, 2011 and are incorporated herein by reference only insofar as they relate to the Fund. No other parts of the Annual Report are incorporated by reference herein.

The date of this Statement of Additional Information is November 9, 2011.

S-1

Appendix A

Pro Forma Financial Information

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and Acquiring Fund as of August 31, 2011, using the fees and expenses information shown in the Proxy Statement/Prospectus. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and Acquiring Fund, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if the Reorganization occurred on August 31, 2011.

Acquired Fund	Acquiring Fund
Nuveen Moderate Allocation Fund	Nuveen Strategy Balanced Allocation Fund

Note 2 — Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a direct result of the Reorganization. The Acquired Fund and the Acquiring Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund shareholders in complete liquidation of the Acquired Fund. The pro forma financial information has been adjusted to reflect the assumption that the Acquired Fund distributes its undistributed net investment income of $1,099,484 to its shareholders prior to the Reorganization. The table below shows the class and shares that Acquired Fund shareholders would have received if the Reorganization were to have taken place on the period ended date in Note 1.

Share Class	Acquiring Fund Shares Issued

Class A	2,865,728

Class B	152,966

Class C	1,056,147

Class R3	51,349

Class I	590,834

A-1

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-reorganization periods will not be restated.

Fund	Net Assets	As-of Date
Nuveen Moderate Allocation Fund (Acquired Fund)	$48,265,869	August 31, 2011
Nuveen Strategy Balanced Allocation Fund (Acquiring Fund)	$328,317,461	August 31, 2011
Nuveen Strategy Balanced Allocation Fund (Pro Forma Combined)	$375,483,846	August 31, 2011

Note 3 — Pro Forma Annual Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1 using the fees and expenses information shown in the Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund net assets presented in Note 2. Actual results could differ from those estimates.

	Increase (Decrease)
Expense Category	Dollar Amount	Percentage

Shareholders’ reports—printing and mailing expenses[2]	$(40,349)	(0.01%)
Management fees[1]	$(28,385)	(0.01%)
Professional fees[2]	$(14,395)	(0.00%)[3]
Custodian fees[2]	$(2,657)	(0.00%)[3]
Federal and state registration fees[2]	$(113)	(0.00%)[3]

(1)	Reflects the impact of applying the Acquiring Fund’s management fee rate following the Reorganization to the combined fund’s average net assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)	Rounds to less than (0.01%).

As a result of the Reorganization, Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”) anticipates a decrease in the required fee waiver and/or expense reimbursement of $6,421.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Code.

Note 4 — Reorganization Costs

Nuveen Fund Advisors estimates that expenses for the Reorganization will be approximately $135,000. Because the payment by the Funds of any portion of these expenses would cause the Funds to exceed their expense caps, Nuveen will pay all costs of the Reorganization.

If the Reorganization had occurred as of August 31, 2011, the Acquiring Fund would not have been required to dispose of securities of the Acquired Fund in order to comply with its investment policies and restrictions, and would have not sold any material portion of the securities in the Acquired Fund’s portfolio solely as a result of the Reorganization.

A-2

Note 5 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 — Capital Loss Carryforward

At August 31, 2011, the Acquired Fund had capital loss carryforwards of approximately $24,000. At August 31, 2011, the Acquiring Fund had capital loss carryforwards of approximately $6.1 million. For additional information regarding capital loss carryforward limitations, please see the section entitled “The Proposed Reorganization—Certain Federal Income Tax Consequences” in the Proxy Statement/Prospectus.

A-3

NUVEEN STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

NUVEEN STRATEGY GROWTH ALLOCATION FUND

NUVEEN STRATEGY BALANCED ALLOCATION FUND

NUVEEN STRATEGY CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED SEPTEMBER 26, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 21, 2011

1.	Effective December 1, 2011, the first paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” is hereby deleted in its entirety and replaced with the following two paragraphs:

Nuveen Mutual Funds currently utilize two transfer agents. You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling Nuveen Investor Services toll free at (800) 257-8787.

2.	Effective December 1, 2011, the third paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” is hereby deleted in its entirety and replaced with the following paragraph:

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen

Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

3.	Effective October 1, 2011, the following sentence is hereby inserted after the second sentence of the section “Purchase and Redemption of Fund Shares—Class A Shares”:

Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent.

4.	Effective October 1, 2011, the following two sentences are hereby inserted after the second sentence in the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Reinstatement Privilege”:

Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

5.	The first sentence of the sixth paragraph of the section “Purchase and Redemption of Fund Shares—Reducing Class A Sales Charges” is hereby deleted in its entirety and replaced with the following sentence:

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FAASAI-0911P

NUVEEN STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

NUVEEN STRATEGY GROWTH ALLOCATION FUND

NUVEEN STRATEGY BALANCED ALLOCATION FUND

NUVEEN STRATEGY CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED JULY 27, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 21, 2011

The fifth sentence of the second paragraph of the section “Purchase and Redemption of Fund Shares – Reducing Class A Sales Charges – Letter of Intent” is hereby deleted in its entirety.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FAASAI-0711P

NUVEEN STRATEGY AGGRESSIVE GROWTH ALLOCATION FUND

NUVEEN STRATEGY GROWTH ALLOCATION FUND

NUVEEN STRATEGY BALANCED ALLOCATION FUND

NUVEEN STRATEGY CONSERVATIVE ALLOCATION FUND

SUPPLEMENT DATED APRIL 12, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 21, 2011

The section entitled “Net Asset Value” is hereby replaced in its entirety with the following:

Each Fund’s net asset value is determined as set forth in its Prospectus under “General Information—Net Asset Value.”

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-FAAS-0411P

FIRST AMERICAN STRATEGY FUNDS, INC.

Statement of Additional Information

March 21, 2011

Share Classes/Ticker Symbols
Fund	Class A	Class B	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX
Nuveen Strategy Balanced Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX

This Statement of Additional Information relates to the Class A, Class B, Class C, Class R3, and Class I Shares of the funds named above (the “Funds”), each of which is a series of First American Strategy Funds, Inc. (“FASF”). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds’ current Prospectus dated March 21, 2011. The financial statements included as part of the Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2010 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated by reference into the Funds’ Prospectus. To obtain copies of the Prospectus or the Funds’ Annual Report at no charge, write the Funds’ distributor, Nuveen Investments, LLC (the “Distributor”), 333 West Wacker Drive, Chicago, IL 60606, or call Nuveen Investor Services at (800) 257-8787. Please retain this Statement of Additional Information for future reference.

i

Appendix A – Ratings

Appendix B – Proxy Voting Policies and Procedures

ii

General Information

First American Strategy Funds, Inc. (“FASF”) was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues shares in four series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information (“SAI”) relates are named on the cover hereof. These series are referred to in this SAI as the “Funds.” Each of the Funds is an open-end diversified investment company. The Funds were formerly advised by FAF Advisors Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, Inc. (“Nuveen Investments”) and certain Nuveen affiliates, Nuveen Fund Advisors, Inc., (the “Adviser” or “Nuveen Fund Advisors”) acquired a portion of the asset management business of FAF and was selected as the investment adviser of the Funds (the “Transaction”).

As described in the Funds’ Prospectus, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Adviser, referred to herein as the “Underlying Funds.” The Underlying Funds are listed in Appendix A to the Funds’ Prospectus and are categorized as “Equity Funds,” “Fixed Income Funds,” and “Absolute Return Funds.”

Shareholders may purchase shares of each Fund through four separate classes, Class A, Class C, Class R3, and Class I. Prior to July 1, 2008, shareholders were allowed to purchase Class B shares of each Fund. No new or additional investments, including investments through any systematic investment plan, are allowed in Class B shares of the Funds, except through permitted exchanges. The different share classes provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B, and Class C shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule  12b-1 distribution plans.

Investment Restrictions of the Funds

In addition to the investment objectives and policies set forth in the Prospectus and under the caption “Additional Information Concerning Investments by the Funds and the Underlying Funds” below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of

1

the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

The Funds:

1.	Will concentrate their investments in other investment companies, but will not concentrate their investments in any particular industry. Investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation. For purposes of this limitation, the U.S. government and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2.	Will not borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3.	Will not purchase physical commodities or contracts relating to physical commodities.

4.	Will not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

5.	Will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

6.	Will not make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

For purposes of applying the limitation set forth in number 1 above, according to the present interpretation by the Securities and Exchange Commission (“SEC”), a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry.

For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, no Fund is permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by any Fund to an unaffiliated party. However, when a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

The following restrictions are non-fundamental and may be changed by FASF’s board of directors (the “Board”) without shareholder vote. None of the Funds will:

1.	Invest more than 15% of its net assets in all forms of illiquid investments.

2.	Make additional investments while its borrowings exceed 5% of total assets.

2

3.	Make short sales of securities.

4.	Lend portfolio securities representing in excess of one-third of the value of its total assets.

With respect to the non-fundamental restriction set forth in number 1 above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

Additional Information Concerning Investments

By the Funds and the Underlying Funds

The principal investment strategies of the Funds and the Underlying Funds are set forth in such Funds’ prospectuses. Additional information concerning such principal investment strategies and other investment strategies that may be made by the Funds and the Underlying Funds is set forth under this caption. The Funds and Underlying Funds have attempted to identify investment strategies that will be employed in pursuing each Fund’s and Underlying Fund’s investment objective. Additional information concerning the Funds’ investment restrictions is set forth above under the caption “Investment Restrictions of the Funds.”

If a percentage limitation on investments by an Underlying Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. An Underlying Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Underlying Fund may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to any sub-adviser to an Underlying Fund.

Asset-Backed Securities

Certain Underlying Funds may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

3

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Asset Coverage Requirements

To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund or Underlying Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s or Underlying Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds or Underlying Funds, futures contracts and options on futures contracts, forward currency contracts, swaps, dollar rolls, and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s or Underlying Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

Borrowing and Leverage

The Funds and Underlying Funds may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends or clear portfolio transactions. Such borrowing may, in some instances, effectively leverage the Funds’ or Underlying Funds’ portfolio, which could exaggerate changes in the net asset value of the Funds’ or Underlying Funds’ shares and affect the Funds’ or Underlying Funds’ net income. When a Fund or Underlying Fund borrows money, they must pay interest and other fees, which will reduce its returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Funds and Underlying Funds will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund or Underlying Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce its asset coverage to less than the prescribed amount.

In addition, when the Funds and Underlying Funds invest in certain derivative securities, including, but not limited to, when issued securities, forward commitments, futures contracts and interest rate swaps, they are effectively leveraging their investments. Certain investments or trading strategies that involve leverage can exaggerate changes in the net asset value of the Funds’ or Underlying Funds’ shares and can result in losses that exceed the amount originally invested.

4

Collateralized Debt Obligations

Certain Underlying Funds may invest in Collateralized Debt Obligations (“CDOs”). Similar to CMOs described below under “—Mortgage-Backed Securities,” CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

Commodity-Linked Securities

Certain Underlying Funds may invest in commodity-linked exchange-traded funds (“ETFs”) and derivative securities, which are designed to provide investment exposure to commodities without direct investment in physical commodities or commodities futures contracts. Commodities to which the Underlying Fund may gain exposure include assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. The Underlying Fund may invest in securities that give it exposure to various commodities and commodity sectors. The value of commodity-linked securities held by the Underlying Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked securities may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked securities have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Convertible Securities

Certain Underlying Funds may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by each of the Fixed Income Funds as soon as practicable in an orderly manner (except that the Fixed Income Funds that may invest in common stocks and/or preferred stocks directly are not required to dispose of any stock so acquired).

5

Corporate Debt Securities

Certain Underlying Funds may invest in or have exposure to corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Debt Obligations Rated Less than Investment Grade

Certain Underlying Funds may invest in or have exposure to non-investment grade debt obligations. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” To be consistent with the ratings methodology used by Barclays, the provider of the benchmarks of the Fixed Income Funds, a debt obligation is considered to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used.

Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by an Underlying Fund defaulted, the Underlying Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of an Underlying Fund’s use of non-investment grade debt obligations may be more dependent on the Adviser’s own credit analysis than is the case with investment grade obligations.

Derivatives

Each Fund and Underlying Fund may use derivative instruments as a principal investment strategy, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and

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foreign indices. Derivative instruments that some or all of the Funds and Underlying Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.

The Funds and Underlying Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund or Underlying Fund), to manage the effective duration of a Fund’s or Underlying Fund’s portfolio, or for other purposes related to the management of the Funds or Underlying Funds. Derivatives permit a Fund or Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund or Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s or Underlying Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund or Underlying Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s or Underlying Fund’s return or result in a loss. A Fund or Underlying Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s or Underlying Fund’s other investments, or if the Fund or Underlying Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s or Underlying Fund’s initial investment in the derivative. As discussed above under “—Asset Coverage Requirements,” a Fund or Underlying Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s or Underlying Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund or Underlying Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund or Underlying Fund is permitted to set aside liquid assets in an amount equal to the Fund’s or Underlying Fund’s daily mark-to-market net obligation (i.e., the Fund’s or Underlying Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund or Underlying Fund may employ leverage to a greater extent than if the Fund or Underlying Fund were required to segregate assets equal to the full notional value of such contracts.

Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

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The particular derivative instruments the Funds and Underlying Funds can use are described below. A Fund’s or Underlying Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund or Underlying Fund will succeed. The Funds and Underlying Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s or Underlying Fund’s investment objective and are permissible under applicable regulations governing the Fund or Underlying Fund.

Futures and Options on Futures

The Funds and Underlying Funds may engage in futures transactions as a principal investment strategy. The Funds and such Underlying Funds may buy and sell futures contracts that relate to some or all of the following: (1) interest rates, (2) debt securities, (3) bond indices, (4) commodities and commodities indices, (5) foreign currencies, (6) stock indices, and (7) individual stocks. The Funds and such Underlying Funds also may buy and write options on the futures contracts in which they may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Funds and such Underlying Funds will only write options and straddles which are “covered.” This means that, when writing a call option, a Fund or Underlying Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund or Underlying Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. When writing a put option, the Fund or Underlying Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s or Underlying Fund’s immediate obligations. A Fund or Underlying Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund or Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Funds and such Underlying Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund or Underlying Fund purchases or sells a security, no price is paid or received by a Fund or Underlying Fund upon the purchase or sale of a futures contract. Initially, a Fund or Underlying Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund or

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Underlying Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund or Underlying Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund or Underlying Fund, and the Fund or Underlying Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund or Underlying Fund, the Fund or Underlying Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund or Underlying Fund. Futures transactions also involve brokerage costs and the Fund or Underlying Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Asset Coverage Requirements” above.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under “—Options Transactions”).

Limitations on the Use of Futures and Futures Options. The Commodities Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided they have claimed an exclusion from regulation as a commodity pool operator. FASF, on behalf of its series, has claimed such an exclusion. Each Fund and Underlying Fund may use futures contracts and options thereon to the extent consistent with its investment objective. The requirements for qualification as a regulated investment company may limit the extent to which a Fund or Underlying Fund may enter into futures transactions. See “Taxation.”

Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by the Funds and Underlying Funds also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when a Fund or Underlying Fund seeks to close out a futures or a futures option position, and the Fund or Underlying Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for

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several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts into which Certain Underlying Funds may enter.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while an Underlying Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for an Underlying Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for an Underlying Fund to reinvest the proceeds of a maturing contract in a new futures contract, such Underlying Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject an Underlying Fund’s investments to greater volatility than investments in traditional securities.

Forward Currency Contracts and other Foreign Currency Transactions

The Funds and certain Underlying Funds may enter into forward currency contracts as a principal investment strategy. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds and Underlying Funds are subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Funds and such Underlying Funds. These Funds and Underlying Funds also may use currency futures contracts and options thereon (see “—Futures and Options on Futures” above), put and call options on foreign currencies (see “—Options Transactions” below) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges. When a Fund or Underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign

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currency, the Fund or Underlying Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund or Underlying Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect a Fund or Underlying Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund or Underlying Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. A Fund or Underlying Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund or Underlying Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s or Underlying Fund’s portfolio securities denominated in that foreign currency. When a Fund or Underlying Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund or Underlying Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund or Underlying Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund or Underlying Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. A Fund or Underlying Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if a Fund or Underlying Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Risks Associated with Forward Currency Transactions. The Adviser’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Adviser’s view regarding future exchange rates proves to have been incorrect, a Fund or Underlying Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting a Fund or Underlying Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund or Underlying Fund from favorable changes in exchange rates.

Options Transactions

To the extent set forth below, the Funds and Underlying Funds may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices, commodity indices, and/or foreign currencies. In addition, the Funds and certain Underlying Funds may write put and call options on such financial instruments. Options on futures contracts are discussed above under “— Futures and Options on Futures.”

Options on Securities. The Funds and certain Underlying Funds may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price

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at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

A Fund or Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund or Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund or Underlying Fund may purchase call options to protect against an increase in the price of securities that the Fund or Underlying Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund or Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. The Funds and certain Underlying Funds may purchase put and call options on interest rates and on stock and bond indices. Certain Underlying Funds also may purchase put and call options on commodity indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. The Funds and certain Underlying Funds may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund or Underlying Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund or Underlying Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s or Underlying Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund or Underlying Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund or Underlying Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund or Underlying Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Writing Options. The Funds and certain Underlying Funds may write (sell) covered put and call options. These transactions would be undertaken principally to produce additional income. The Funds and Underlying Funds receive a premium from writing options which it retains whether or not the option is exercised. The Funds and Underlying Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

The Funds and Underlying Funds will write options only if they are “covered.” In the case of a call option on a security, the option is covered if the Fund or such Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of

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the securities held by the Fund or Underlying Fund. For a call option on an index or currency, the option is covered if the Fund or Underlying Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund or Underlying Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. A put option on a security, currency or index is “covered” if the Fund or Underlying Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund or Underlying Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund or Underlying Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s or Underlying Fund’s immediate obligations. The Fund or Underlying Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund or Underlying Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Expiration or Exercise of Options. If an option written by a Fund or Underlying Fund expires unexercised, the Fund or Underlying Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund or Underlying Fund expires unexercised, the Fund or Underlying Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund or Underlying Fund desires.

A Fund or Underlying Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund or Underlying Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund or Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund or Underlying Fund will realize a capital gain or, if it is less, the Fund or Underlying Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund or Underlying Fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund or Underlying Fund seeks to close out an option position. If a Fund or Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund or Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. There is also a risk that, if

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restrictions on exercise were imposed, a Fund or Underlying Fund might be unable to exercise an option it had purchased.

With respect to options written by a Fund or an Underlying Fund during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Swap Transactions

Certain Underlying Funds may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. Such Underlying Funds may also enter into options on the foregoing types of swap agreements (“swap options”) and in bonds issued by special purpose entities that are backed by a pool of swaps. The Funds may enter into interest rate caps, collars, and floors as a principal investment strategy.

Certain Underlying Funds may enter into swap transactions for any purpose consistent with their respective investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities an Underlying Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular security or instrument, or to gain exposure to certain securities, sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. An Underlying Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Adviser. See “—Asset Coverage Requirements” above.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund or Underlying Fund against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then

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current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. An Underlying Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. An Underlying Fund may enter into credit default swap agreements either as a buyer or a seller. Such Underlying Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. Such Underlying Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, an Underlying will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to such Underlying Fund. Thus, the cost to the Underlying Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Underlying Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Underlying Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If an Underlying Fund is a seller of protection in a credit default swap and no credit event occurs, such Underlying Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Underlying Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Underlying Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Underlying Fund is subject to investment exposure on the notional amount of the swap. Thus, the Underlying Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. An Underlying Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, an Underlying Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment

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performance of an Underlying Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, an Underlying Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Underlying Fund is subject to investment exposure on the notional amount of the swap. A Fund or Underlying Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund or Underlying Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund or Underlying Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund or Underlying Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s or Underlying Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Dollar Rolls

Certain Underlying Funds may enter into mortgage “dollar rolls” in which such Underlying Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), an Underlying Fund forgoes principal and interest paid on the mortgage-backed securities. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of an Underlying Fund will be less than what the performance would have been without the use of the mortgage dollar roll. An Underlying Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Equity Securities

Common Stock and Partnership Units. Certain Underlying Funds may invest in common stock and master limited partnership (MLP) and other partnership units. The Adviser anticipates that such investments will consist predominantly of income-oriented equity securities or partnership units. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. In addition, the types of stocks in which a particular Underlying Fund invests may underperform the market or may not pay dividends as anticipated.

A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects. For an organization classified as a partnership under the Internal Revenue Code of 1986, as amended (the “Code”), each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

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An MLP is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Exchange-Traded Notes

Certain Underlying Funds may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs, which are described below under “– Other Investment Companies.” An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid. The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Fixed Income Securities

Fixed income securities in which the Underlying Funds may invest include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described below under “— Short-Term Investments” or as otherwise described under “Additional Information Concerning Investments of the Funds and the Underlying Funds.” Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to investment-grade securities, defined as securities which are rated at the time of purchase by two of Moody’s, Standard & Poor’s and Fitch not less than Baa, BBB and BBB (or the equivalent short-term ratings), respectively, unless only one of those rating agencies provides a rating, in which case that rating must be at least Baa or BBB, or which are of comparable quality in the judgment of the Adviser. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than higher rated obligations.

The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by an Underlying Fund); (ii) credit risk (the risk that the issuers of debt securities held by an Underlying Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring an Underlying Fund to reinvest the prepayment at a lower interest rate).

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Foreign Securities

General. Certain Underlying Funds may invest in or have exposure to foreign securities, including those payable in U.S. dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, Certain Underlying Funds may be invested in or have exposure to non-dollar denominated foreign securities.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

Emerging Markets. Certain Underlying Funds may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict an Underlying Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, an Underlying Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Underlying Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a

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particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of an Underlying Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of an Underlying Fund’s cash and securities, the Underlying Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts. The Underlying Funds’ investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, an Underlying Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Underlying Funds may also invest in EDRs and in other similar instruments representing securities of foreign companies. EDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Brady Bonds. Certain Underlying Funds may invest in U.S. dollar-denominated “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.” If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments and are subject to the same risks as emerging market securities.

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Foreign Sovereign Debt Obligations

Certain Underlying Funds may invest in sovereign debt obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt securities. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and there may be limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of the Underlying Fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Guaranteed Investment Contracts

Certain Underlying Funds may purchase investment-type insurance products such as Guaranteed Investment Contracts (“GICs”). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. An Underlying Fund will purchase only GICs which are obligations of insurance companies with a policyholder’s rating of A or better by A.M. Best Company.

Index Participations and Index Participation Contracts

Certain Underlying Funds may invest in index participations and index participation contracts as a principal investment strategy. Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security’s representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index.

Inflation Protected Securities

Certain Underlying Funds may invest in inflation protected. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an Underlying Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate

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of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security’s maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in the principal amount of an inflation-protected security will be considered taxable income to an Underlying Fund, even though the Underlying Fund does not receive its principal until maturity.

Lending of Portfolio Securities

In order to generate additional income, as a principal investment strategy, certain Underlying Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of

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Directors. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Adviser or the applicable Underlying Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Underlying Fund or the borrower. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

When an Underlying Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. See “Taxation.”

Money Market Funds

The Funds and Underlying Funds may invest in money market funds as a temporary investment. As a shareholder of another investment company, a Fund or Underlying Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund or Underlying Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund or Underlying Fund and, therefore, will be borne indirectly by their shareholders. The money market funds in which the Funds and Underlying Funds may invest include money market funds advised by the Adviser.

Mortgage-Backed Securities

Certain Underlying Funds may invest in mortgage-backed securities. These investments include agency pass-through certificates, private mortgage pass-through securities, collateralized mortgage obligations, and commercial mortgage-backed securities, as defined and described below. The Funds may invest in agency pass-through certificates as a non-principal investment strategy.

Agency Pass-Through Certificates. Agency pass-through certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an agency pass-through certificate is an obligation of or guaranteed by the Government National Mortgage Association (GNMA, or Ginnie Mae), the Federal National Mortgage Association (FNMA, or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC, or Freddie Mac). GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the U.S. Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA’s operations or to assist FNMA in any other manner.

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FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC’s operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency pass-through certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by agency pass-through certificates and upon which CMOs (as described further below) are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 40 years and generally provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a “due-on-sale” clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

Private mortgage pass-through securities (“Private Pass-Throughs”). Private Pass-Throughs are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of fixed or adjustable rate loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. An Underlying Fund will invest only in CMOs that are rated within the rating categories in which the Underlying Fund is otherwise allowed to invest or which are of comparable quality in the judgment of the Adviser. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy.

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CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

—

In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

—

A planned amortization class (“PAC”) of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

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An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

—

An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

—

A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to “caps” and “floors” on adjustments to the interest rates which they bear.

—

A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a “mezzanine” class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty

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than other mortgage-backed securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-backed securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and may exhibit greater price volatility than other types of mortgage-backed securities.

Adjustable Rate Mortgage Securities (“ARMS”). Certain Underlying Funds may invest in ARMS. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

Municipal Bonds and Other Municipal Obligations

Certain Underlying Funds may invest in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates.

Municipal Bonds. The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue

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generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Fixed Income Funds may invest.

Refunded Bonds. Certain Underlying Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation. Certain Underlying Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by an Underlying Fund of the full principal amount represented by an obligation.

In light of these concerns, the Underlying Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by such Underlying Funds are liquid and for monitoring the liquidity of municipal lease securities held in each such Underlying Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant.

Derivative Municipal Securities. Certain Underlying Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may

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have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities.

Tender Option Bonds (“TOBs”). TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this the Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Variable Rate Demand Notes (“VRDNs”). VRDNs are long-term municipal obligations that have variable or floating interest rates and provide an Underlying Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow an Underlying Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit an Underlying Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Obligations. Certain Underlying Funds may invest in inverse floating rate municipal obligations as a non-principal investment strategy. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

Other Investment Companies

Each Fund and Underlying Fund may invest in other investment companies, such as mutual funds, closed-end funds, and ETFs. Under the 1940 Act, an Underlying Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of such Underlying Fund’s total assets with respect to any one investment company; and 10% of such Underlying Fund’s total assets in the aggregate. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. Tactical Market Opportunities Fund may rely on these exemptive orders in investing in ETFs. The Underlying Funds will only invest in other investment companies that invest in Underlying Fund-eligible investments. Investments in money market funds are not subject to the percentage limitations set forth above.

If a Fund or Underlying Fund invests in other investment companies, such Fund’s or Underlying Fund’s shareholders will bear not only their proportionate share of such Fund’s or Underlying Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund or Underlying Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices

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representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund or Underlying Fund and its shareholders.

ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s or and Underlying Fund’s shares could also be substantially and adversely affected.

Participation Interests

Certain Underlying Funds may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Underlying Fund’s investments in participation interests are subject to its limitation on investments in illiquid securities. Such Underlying Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody’s or Fitch or D by Standard & Poor’s.

Payment-In-Kind Debentures and Delayed Interest Securities

Certain Underlying Funds may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by an Underlying Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause an Underlying Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Preferred Stock

Certain Underlying Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

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Real Estate Investment Trust (“REIT”) Securities

Certain Underlying Funds may invest in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.

Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Underlying Funds, a shareholder of such Underlying Fund bears not only a proportionate share of the expenses of the Underlying Fund, but also may indirectly bear similar expenses of some of the REITs in which such Underlying Fund invests.

Repurchase Agreements

Certain Underlying Funds may invest in repurchase agreements. Ordinarily, an Underlying Fund does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because each Underlying Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on each Underlying Fund’s ability to invest in repurchase agreements. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), such Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements.

The Underlying Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the

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appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

Royalty Trusts

Certain Underlying Funds may invest in publicly-traded royalty trusts as a non-principal investment strategy. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Short-Term Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, each Fund and Underlying Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund or Underlying Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations. The other mutual funds in which the Funds and Underlying Funds may so invest include money market funds advised by the Adviser.

Each Fund or Underlying Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Funds or Underlying Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Adviser to the extent permitted by an exemptive order issued by the SEC with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in their prospectuses, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s, Fitch or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor’s, Fitch and Moody’s, see Appendix A.

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Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable Rate Demand Obligations. Variable rate demand obligations (“VRDOs”) are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Trust Preferred Securities

Certain Underlying Funds may invest in trust preferred securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See “Taxation.” Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities

The Funds and certain Underlying Funds may invest in U.S. government securities. The U.S. government securities in which the Funds and Underlying Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds and Underlying Funds primarily invest are:

—	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

—	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

—	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

—	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

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—	obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

The government securities in which the Funds and Underlying Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association (“GNMA”) mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “— Mortgage-Backed Securities” above for a description of these securities and the Funds and Underlying Funds that may invest in them.

Variable, Floating, and Fixed Rate Obligations

The debt obligations in which the Funds and Underlying Funds invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these securities, the Adviser must correctly assess probable movements in interest rates. If the Adviser incorrectly forecasts such movements, a Fund or Underlying Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed Delivery Securities

Certain Underlying Funds may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

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The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of such Underlying Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to an Underlying Fund could prevent such Underlying Fund from realizing a price or yield considered to be advantageous.

When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Underlying Fund will segregate cash or liquid securities in an amount sufficient to meet such Underlying Fund’s purchase commitments. It may be expected that an Underlying Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, an Underlying Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero Coupon and Step Coupon Securities

Certain Underlying Funds may invest in zero coupon and step coupon securities as a principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause an Underlying Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Disclosure of Portfolio Holdings

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, the Funds generally make available complete portfolio holdings information on the Funds’ website following the end of each month with an approximately one-month lag. Additionally, the Funds publish on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or sub-advisers, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis &

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Co.), and to the legal counsel for the Funds’ independent directors (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Funds’ investment adviser and/or sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Directors on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

Directors and Executive Officers

The management of FASF, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors. The number of directors of FASF is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent directors”). None of the independent directors has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and birthdates of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The directors of FASF are directors or trustees, as the case may be, of 114 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 132 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Directors

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

INDEPENDENT DIRECTORS:

Robert P. Bremner* 333 West Wacker	Director	Term—Indefinite** Length of	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington,	246	N/A

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Drive Chicago, IL 60606 (8/22/40)		Service—Since 2010	D.C.

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Director	Term—Indefinite** Length of Service—Since 2010	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	246	See Principal Occupation description

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Director	Term—Indefinite** Length of Service— Since 2010	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2004) of Xerox Corporation; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	246	See Principal Occupation description

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board	246	See Principal Occupation description

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

			of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and member of Investment Committee, Greater Milwaukee Foundation.

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Director	Term—Indefinite** Length of Service—Since 2010	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	246	See Principal Occupation description

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Director	Term—Indefinite** Length of Service—Since 2010	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	246	See Principal Occupation description

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Director	Term—Indefinite** Length of Service—Since 2010	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	246	See Principal Occupation description

Virginia L. Stringer 333 West Wacker Drive Chicago, IL (8/16/1944)	Director	Term- Indefinite** Length of Service- Since 1987	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management	246	See Principal Occupation Description

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

			Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; previously, Independent Director, First American Fund Complex from 1987 to 2010 and Chair from 1997 to 2010.

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Director	Term—Indefinite** Length of Service—Since 2010	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	246	N/A

INTERESTED DIRECTOR:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Director	Term—Indefinite** Length of Service—Since 2010	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998), formerly Chief Executive Officer (2007-2010) of Fund Advisors, Inc.	246	See Principal Occupation description

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*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management LLC, an affiliate of Adviser.

**	Each director serves an indefinite term until his or her successor is elected.

***	Mr. Amboian is an “interested person” of the Funds, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

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Executive Officers

NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

OFFICERS OF THE FUNDS:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	President	Term—Until August 2011 Length of Service—Since Inception	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010)	246

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

			of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2011 Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	246

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2011 Length of Service—Since 1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Fund Advisors.	246

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2011 Length of Service—Since 1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), Vice President (2005-2010) of Nuveen Fund Advisors; Certified Public Accountant.	246

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2011 Length of Service—Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	246

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2011 Length of Service—Since 2003	Senior Vice President (since 2008), formerly, Vice President of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Fund Advisors; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	246

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2011 Length of Service—Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors.	246

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 1988

Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Fund Advisors,

Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen

Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).

				246

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2011 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund	246

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NAME, BUSINESS ADDRESS AND BIRTHDATE	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY OFFICER

			Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

Kathleen L. Prudhomme 800 Nicollet Mall, Minneapolis, Minnesota 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2011 Length of Service—Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	246

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (3/13/56)	Vice President	Term—Until August 2011 Length of Service—Since 2011	Senior Vice President of Nuveen Investments, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

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Board Leadership Structure and Risk Oversight

In connection with the Transaction, the committees of the Funds and the members of the Board of Directors were changed. Each of the Committees were newly formed and constituted in connection with the Transaction. The Board of Directors oversees the operations and management of the Funds, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the directors have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian.

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The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent director of the Nuveen Funds.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent director candidate, independence from the Adviser, sub-advisers, the Distributor and other service providers, including any affiliates of

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these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Directors. The members of the Compliance Committee are William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair and Virginia L. Stringer.

Prior to the Transaction, the Funds had an Audit Committee, a Pricing Committee and a Governance Committee. The following table presents the number of times each Committee met during the last fiscal year ended August 31, 2010.

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Committee	Number of Committee Meetings Held During FASF’s Fiscal Year Ended August 31, 2010

Audit Committee	5

Pricing Committee	4

Governance Committee	3

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member, or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested director of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Director of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his

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career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Gazette Companies, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

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Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves as board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

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Fund Shares Owned by the Directors

The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in each Fund, and (ii) each Director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by Directors in the directors’ deferred compensation plan. The dollar range disclosed is based on the value of the securities as of June 30, 2010.

Directors

	Bremner[1]	Evans[1]	Hunter[1]	Kundert[1]	Schneider[1]	Stockdale[1]	Stone[1]	Stringer	Toth[1]	Amboian[1]
Aggregate Holdings – Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Strategy Aggressive Growth Allocation Fund	—	—	—	—	—	—	—	—	—	—
Strategy Growth Allocation Fund	—	—	—	—	—	—	—	—	—	—
Strategy Balanced Allocation Fund	—	—	—	—	—	—	—	—	—	—
Strategy Conservative Allocation Fund	—	—	—	—	—	—	—	—	—	—

1  All Directors, except for Ms. Stringer were appointed to the Board of Directors effective January 1, 2011

As of October 25, 2010, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Board Compensation

The following table shows, for each independent director, (1) the aggregate compensation paid by the Funds for the calendar year ended December 31, 2009, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal year ended August 31, 2010.

Name of Director	Aggregate Compensation From Funds	Amount of Total Compensation that Has been Deferred	Total Compensation From Nuveen Funds Paid to Director

Robert P. Bremner[1]
Jack B. Evans[1]
William C. Hunter[1]
David J. Kundert[1]
William J. Schneider[1]
Judith M. Stockdale[1]
Carole E. Stone[1]
Virginia L. Stringer	$20,960		$293,750
Terence J. Toth[1]

1  All Directors, except for Ms. Stringer were appointed to the Board of Directors effective January 1, 2011

Independent directors receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Directors; (b) a fee of $3,000 per meeting

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for attendance in person where such in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board of Directors receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent directors also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net asset, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have a retirement or pension plan. The Funds have a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of the Funds when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the independent director may elect to receive distributions in a lump sum or over a period of five years. The Funds will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the director of the Funds who is not an independent director serve without any compensation from the Funds

Sales Loads

Directors of the Funds and certain other Fund affiliates may purchase the Fund’s Class I shares. See the Funds’ prospectus for details.

Codes of Ethics

The Funds, the Adviser, Nuveen Asset Management, LLC and other related entities have adopted codes of ethics which essentially prohibit all Nuveen Fund management personnel, including the Funds’ portfolio managers from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of the shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions. Each of these codes of ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These codes of ethics are on public file with, and are available from, the SEC.

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Proxy Voting Policies

The Adviser has been delegated the authority by the board of directors of FASF to vote proxies with respect to the investments held in the Funds. The Adviser has delegated the responsibility of voting proxies to Nuveen Asset Management, LLC (the “Sub-Adviser” or “Nuveen Asset Management”). The Sub-Adviser is responsible for developing and enforcing proxy voting policies with regard to the Fund. The Adviser will review these policies annually. The policies and procedures that the Adviser and the Sub-Adviser use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B. Each year the Funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through www.nuveen.com and/or the SEC’s website at www.sec.gov.

Adviser and Sub-Adviser

Adviser

In connection with the Transaction and pursuant to a shareholder vote, the investment adviser of the fund is now Nuveen Fund Advisors, Inc. The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund.

The Adviser is an affiliate of the Distributor, also located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Funds.” In addition, for certain funds the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds. The Funds have each agreed to pay a management fee equal to 0.10% of the average daily net assets of the Fund.

As noted, FAF served as the Fund’s investment adviser prior to the consummation of the Transaction. The following table sets forth total advisory fees before waivers and after waivers for each Fund for the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010:

	Fiscal Year Ended August 31, 2008			Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010
Fund	Advisory Fee Before Waivers	Advisory Fee Before Waivers	Advisory Fee Before Waivers	Advisory Fee Before Waivers	Advisory Fee Before Waivers	Advisory Fee Before Waivers

Aggressive Growth Allocation Fund	$ 140,180	$ 0[1]	$ 100,982	$ 0[1]	$ 132,741	$ 0[1]
Growth Allocation Fund	173,773	0[1]	133,346	0[1]	186,683	0[1]
Balanced Allocation Fund	301,960	82,651	252,534	40,981	402,949	89,698
Conservative Allocation Fund	78,417	0[1]	66,372	0[1]	100,183	0[1]

[1]	Advisory and certain other fees for the period were waived by FAF to comply with total operating expense limitations that were agreed upon by the Funds and FAF.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of each of the Funds. The Adviser is responsible for implementing procedures to ensure that Nuveen Asset Management complies with the

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respective Fund’s investment objective, policies and restrictions. The Adviser will pay Nuveen Asset Management a fee for each Fund equal to 50% of the remainder of (a) the investment management fee payable by each Fund to the Adviser based on average daily net assets, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each fund.

Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectuses and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in

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connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Adviser) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Certain third parties, affiliates of the Adviser and employees of the Adviser or its affiliates may receive cash compensation from the Adviser and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Total compensation of employees of the Adviser and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds.

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Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of January 1, 2011:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

Banc of America Investment Services, Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC / National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC / CitiStreet

    Advisors LLC)

ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC / AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

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Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Princeton Retirement Group / GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC / Prudential Investments LLC

Raymond James & Associates / Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since December 30, 2010 are not reflected in the list.

Administrator

Prior to the Transaction, FAF served as Administrator pursuant to an Administration Agreement between FAF and the Funds, dated July 1, 2006 and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, served as sub-administrator pursuant to a Sub-Administration Agreement between FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. Effective October 1, 2006, the Administration Agreement was amended to provide that FAF would not charge the Funds a fee for the provision of administration services. However, the Funds could reimburse FAF for any out-of-pocket expenses incurred in providing administration services. All fees paid to USBFS, as sub-administrator, were paid by FAF, not the Funds.

Transfer Agent

USBFS (“Transfer Agent”) serves as the Funds’ transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the “Transfer Agent Agreement”) between Transfer Agent and the Funds dated July 1, 2006. The Funds pay transfer agent fees on a per shareholder account basis, at annual rates paid monthly, subject to a minimum annual fee per share class. These fees will be charged to each Fund based on the number of accounts within that Fund. The Funds will reimburse Transfer Agent for out-of-pocket expenses incurred in providing transfer agent services.

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The following table sets forth transfer agent fees paid by the Funds to Transfer Agent for the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010:

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010
Aggressive Growth Allocation Fund	$ 128,083	$ 131,144	$ 128,034
Growth Allocation Fund	142,451	149,530	154,955
Balanced Allocation Fund	123,097	156,055	212,355
Conservative Allocation Fund	108,001	108,000	104,333

Distributor

In connection with the Transaction, Nuveen Investments, LLC has been selected to serve as Distributor. The Distributor is located at 333 West Wacker Drive, Chicago, Illinois 60606, and will serve as the distributor for the Funds’ shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated January 1, 2011 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds’ shares on a continuous offering basis.

Prior to the Transaction, Quasar Distributors, LLC (“Quasar”) 615 East Michigan Street, Milwaukee, WI 53202, served as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated July 1, 2007 (the “Quasar Distribution Agreement”). Quasar is a wholly owned subsidiary of U.S. Bancorp. Fund shares and other securities distributed by Quasar are not deposits or obligations of, or endorsed or guaranteed by, any bank, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by the Quasar during the fiscal years ended August 31, 2008, August 31, 2009, and August 31, 2010:

	Total Underwriting Commissions
Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010

Aggressive Growth Allocation Fund	$ 330,227	$ 252,349	$ 283,194
Growth Allocation Fund	575,550	526,250	719,545
Balanced Allocation Fund	583,238	373,055	708,462
Conservative Allocation Fund	226,074	164,879	415,026

	Underwriting Commissions Retained by Quasar
Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010

Aggressive Growth Allocation Fund	$ 25,507	$ 21,732	$ 22,826
Growth Allocation Fund	46,410	46,095	61,777
Balanced Allocation Fund	45,238	30,684	59,604
Conservative Allocation Fund	14,703	13,873	34,100

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Quasar received the following compensation from the Funds during the Funds’ most recent fiscal year ended August 31, 2010:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]

Aggressive Growth Allocation Fund	$ 22,826	$ 12,808	–	–
Growth Allocation Fund	61,777	16,720	–	–
Balanced Allocation Fund	59,604	22,690	–	–
Conservative Allocation Fund	34,100	8,914	–	–

[1]

As disclosed below, the Funds also paid fees to Quasar under FASF’s Rule 12b-1 Distribution and Service Plan. Quasar is compensated from fees earned by USBFs, under a separate arrangement as part of the Sub-Administration Agreement between FAF and USBFS.

Distribution and Service Plan

FASF has adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R3 shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Funds to pay the Distributor distribution and/or shareholder servicing fees on the Funds’ Class A, Class B, Class C and Class R3 shares as described below. The distribution fees under the Plan are used for primary purpose of compensating participating intermediaries for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts.

The Class A shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to participating intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.

The Class B shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B shares beginning one year after purchase. The Class B shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B shares. The distribution fee is intended to compensate the Distributor for advancing a commission to participating intermediaries purchasing Class B shares.

The Class C shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C shares. This fee is calculated and paid each month based on average daily net assets of the Class C shares. The Class C shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C shares. The Distributor may use the distribution fee to provide compensation to participating intermediaries through which shareholders hold their shares beginning one year after purchase.

The Class R3 shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class R3 shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares. The Class R3 shares also pay to the Distributor a distribution fee at the annual rate of 0.25% of the average daily net assets of Class R3 shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to participating intermediaries in

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connection with sales of Class R3 shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R3 shares. This fee is calculated and paid each month based on average daily net assets of the Class R3 shares.

The Distributor receives no compensation for distribution of the Class I shares.

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R3 shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time. With the exception of the Distributor and its affiliates, no “interested person” of FASF, as that term is defined in the 1940 Act, and no Director of FASF has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Under the Plan, the Funds’ Treasurer reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Board of Directors for their review on a quarterly basis. The Plan provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FASF and by the vote of the majority of those Board members of FASF who are not “interested persons” of FASF (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to such plan. For the fiscal year ended August 31, 2010, the Funds paid the following 12b-1 fees to the Quasar with respect to the Class A shares, Class B shares, Class C shares and Class R3 shares of the Funds. The table also describes the activities for which such payments were used. As noted above, no 12b-1 fees are paid with respect to Class I shares.

Fund	Total 12b-1 Fees Paid to Quasar	Amount Retained by Quasar[1]	Compensation Paid to Participating Intermediaries	Other[2]

Aggressive Growth Allocation Fund
Class A	$ 116,855	$ 1,725	$ 115,129	$ 0
Class B	36,480	171	8,949	27,360
Class C	98,031	42,754	55,276	0
Class R3	9,248	0	9,248	0

Growth Allocation Fund
Class A	187,053	2,348	184,705	0
Class B	75,902	673	18,303	56,926
Class C	159,925	75,020	84,904	0
Class R3	18,679	118	18,562	0

Balanced Allocation Fund
Class A	413,815	7,452	406,364	0
Class B	94,272	999	22,569	70,704
Class C	164,111	67,932	96,179	0
Class R3	11,081	413	10,668	0

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Fund	Total 12b-1 Fees Paid to Quasar	Amount Retained by Quasar[1]	Compensation Paid to Participating Intermediaries	Other[2]

Conservative Allocation Fund
Class A	100,396	624	99,772	0
Class B	53,626	641	12,766	40,220
Class C	109,284	34,197	75,088	0
Class R3	4,539	32	4,506	0

[1]	The amounts retained by Quasar were used to pay for various distribution and shareholder servicing expenses, including advertising, marketing, wholesaler support, and printing prospectuses.

[2]

Quasar has entered into an arrangement whereby sales commissions payable to Participating Intermediaries with respect to sales of Class B shares of the Funds are financed by an unaffiliated party. Under this financing arrangement, Quasar could assign certain amounts, including 12b-1 fees that it was entitled to receive pursuant to the Plan, to the third-party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to Participating Intermediaries was made by the unaffiliated third-party lender from the amounts assigned.

Funds that close to new investors may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the Participating Intermediaries receiving such payments.

Custodian and Independent Registered Public Accounting Firm

Custodian

U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the “Custodian”). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF’s officers or resolutions of the Board.

As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds’ independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

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Portfolio Manager

Other Accounts Managed

The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds’ portfolio manager as of August 31, 2010.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Amount Subject to Performance- Based Fee
David R. Cline	Registered Investment Company	1	$180.1 million	0
	Other Pooled Investment Vehicles	0	0	0
	Other Accounts	0	0	0

Similar Accounts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

•  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

•  With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•  Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Portfolio Manager Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

The Funds’ portfolio managers are paid an annual cash incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

For managers of each Fund, other than the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is (i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Adviser believes will, over time, deliver top quartile performance and (ii) top quartile performance versus the Lipper industry peer group. For managers of the Index Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon the portfolio’s tracking error relative to its benchmark (with lower tracking error resulting in a higher cash incentive payment).

Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Payments pursuant to a long term incentive plan are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Adviser.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table above.

Ownership of Fund Shares

The following table indicates as of August 31, 2010 the value, within the indicated range, of shares beneficially owned by the portfolio manager in each fund he manages. For purposes of this table, the following letters indicate the range listed next to each letter:

A - $0

B - $1 - $10,000

C - $10,001 - $50,000

D - $50,001 - $100,000

E - $100,001 - $500,000

F - $500,001 - $1,000,000

G - More than $1 million

Portfolio Manager	Fund	Ownership in Fund	Ownership in Fund Complex
David R. Cline	Aggressive Growth Allocation Fund	C	E
	Growth Allocation Fund	C
	Balanced Allocation Fund	D
	Conservative Allocation Fund	D

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Portfolio Transactions

It is anticipated that the majority of the Funds’ portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Sub-Adviser.

In selecting a broker-dealer to execute securities transactions, the Sub-Adviser considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Sub-Adviser may consider include a broker-dealer’s access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Sub-Adviser may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as “paying up”). However, the Sub-Adviser may cause the Funds to pay up in recognition of the value of brokerage and research services provided to the Sub-Adviser by the broker-dealer. The broker-dealer may directly provide such products or services to the Sub-Adviser or purchase them from a third party and provide them to the Sub-Adviser. In such cases, the Funds are in effect paying for the brokerage and research services in so-called “soft-dollars”. However, the Sub-Adviser would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Sub-Adviser determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to managing its accounts.

The types of research services the Sub-Adviser receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Sub-Adviser by, or through, broker-dealers.

The research products and services the Sub-Adviser receives from broker-dealers are supplemental to, and do not necessarily reduce, the Sub-Adviser’s own normal research activities. As a practical matter, however, it would be impossible for the Sub-Adviser to generate all of the information presently provided by broker-dealers. The expenses of the Sub-Adviser would be materially increased if it attempted to generate such additional information through its own staff. To the extent that the Sub-Adviser could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Sub-Adviser is relieved of expenses that it might otherwise bear when such services are provided by broker-dealers.

As a general matter, the brokerage and research products and services the Sub-Adviser receives from broker-dealers are used to service all of its respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

In some cases, the Sub-Adviser may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Sub-Adviser will make a good faith effort to decide the relative proportion of the cost

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of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Sub-Adviser has a conflict of interest in making such decisions.

The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Sub-Adviser or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

When two or more clients of the Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Sub-Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, or calling Nuveen Investor Services at (800) 257-8787.

Capital Stock

Each share of each Fund’s $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

As of March 2, 2011, the directors and officers of FASF as a group owned less than one percent of each Fund’s outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R3	Class I

Aggressive Growth Allocation Fund

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	21.33%

STATE STREET BANK 401K PLAN FBO ADP ACCESS 401(K) PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901				25.12%

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	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R3	Class I
JEFF POPKIN FBO KEG 1 O’NEAL 401K PLAN 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005				10.87%

NATIONWIDE LIFE INSURANCE COMPANY DCVA C/O IPO PORFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029				9.67%

MG TRUST CO CUST FBO BECKHOFF AUTOMATION LLC 401K 700 17TH ST STE 300 DENVER CO 80202-3531				7.04%

COUNSEL TRUST DBA MATC FBO FINANCIAL SOFTWARE SYSTEMS INC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228				5.52%

MG TRUST COMPANY CUST. FBO ATG 700 17TH STREET SUITE 300 DENVER CO 80202-3531				5.22%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					36.04%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					24.72%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					24.38%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					9.45%

Growth Allocation Fund

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	8.99%

MG TRUST COMPANY TRUSTEE EZZIE’S WHOLESALE, INC. 700 17TH STREET SUITE 300 DENVER CO 80202-3531			5.08%

STATE STREET BANK 401K PLAN FBO ADP ACCESS 401(K) PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901				18.20%

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	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R3	Class I
MG TRUST COMPANY CUST. FBO HUEBSCH LAUNDRY COMPANY 700 17TH STREET SUITE 300 DENVER CO 80202-3531				6.11%

MG TRUST CO CUST FBO MINNESOTA MENS HEALTH CENTER 700 17TH ST STE 300 DENVER CO 80202-3531				6.04%

MG TRUST CO CUST FBO BECKHOFF AUTOMATION LLC 401K 700 17TH ST STE 300 DENVER CO 80202-3531				5.93%

AUL GROUP RETIREMENT ACCOUNT PO BOX 1995 INDIANAPOLIS IN 46206-9102				5.61%

MG TRUST CO CUST FBO RATWIK ROSZAK & MALONEY PA 401K 700 17TH ST STE 300 DENVER CO 80202-3531				5.10%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					43.97%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					23.25%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					12.88%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					5.62%

Balanced Allocation Fund

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	12.82%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	7.07%

STATE STREET BANK 401K PLAN FBO ADP ACCESS 401(K) PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901				43.30%

MG TRUST COMPANY CUST. FBO PINKS ORIGINAL BAKERY INC. 700 17TH STREET SUITE 300 DENVER CO 80202-3531				6.18%

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	Percentage of Outstanding Shares
Fund	Class A	Class B	Class C	Class R3	Class I
NANCY QUINTEL/RAFAEL CRUZ/BECKY WITTMER FBO LEWIS RENTS INC 401K PSP & TRUST PO BOX 710 TWAIN HARTE CA 95383-0710				5.82%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					62.88%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					21.78%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					8.42%

Conservative Allocation Fund

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	9.32%

MERRILL LYNCH PIERCE FENNER & SMITH ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484			8.20%

DWS TRUST CO TTEE BLACK ANGUS STEAKHOUSES LLC SAVINGS AND INVESTMENT PLAN PO BOX 1757 SALEM NH 03079-1143				41.12%

MG TRUST CO CUST FBO PDI WORLD GROUP LLC 401K 700 17TH ST STE 300 DENVER CO 80202-3531				16.88%

MG TRUST CO CUST FBO RATWIK ROSZAK & MALONEY PO 401K 700 17TH ST STE 300 DENVER CO 80202-3531				8.32%

BAND & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					31.34%

ORCHARD TRUST CO LLC TRUSTEE/C FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002					26.12%

CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					19.50%

WASHINGTON & CO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787					12.07%

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Net Asset Value

The public offering price of the shares of a Fund generally equals the Fund’s net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds’ Prospectus. The public offering price of each Fund’s Class A Shares, as of August 31, 2010, is as set forth below. The public offering prices of Class B, Class C, Class I and Class R3 Shares will be the same as net asset value (set forth below) since no sales charges are imposed on the purchase of such shares.

Fund	Public Offering Price Class A

Aggressive Growth Allocation Fund	$11.17
Growth Allocation Fund	10.33
Balanced Allocation Fund	9.57
Conservative Allocation Fund	10.87

The net asset value of each Fund’s shares is determined on each day during which the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The following sets forth the net asset value of the Funds as of August 31, 2010.

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Aggressive Growth Allocation Fund
Class A	$46,828,618	4,436,216	$ 10.56
Class B	3,211,202	314,904	10.20
Class C	10,723,436	1,052,546	10.19
Class R3	3,150,660	301,672	10.44
Class I	70,532,981	6,658,179	10.59

Growth Allocation Fund
Class A	$75,100,686	7,698,694	$9.76
Class B	6,681,804	703,124	9.50
Class C	16,862,147	1,770,371	9.52
Class R3	4,831,295	500,921	9.64
Class I	81,711,987	8,336,805	9.80

Balanced Allocation Fund
Class A	$161,797,950	17,902,823	$9.04
Class B	7,602,823	853,453	8.91
Class C	18,240,833	2,046,092	8.91
Class R3	2,962,791	331,103	8.95
Class I	217,967,793	24,174,121	9.02

Conservative Allocation Fund
Class A	$45,232,921	4,406,114	$10.27
Class B	5,137,399	503,649	10.20
Class C	13,238,498	1,296,933	10.21
Class R3	1,695,047	165,398	10.25
Class I	48,151,588	4,692,866	10.26

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Taxation

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below,

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certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains ‘and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide

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notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit

If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Non-U.S. Corporations

If your Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, your Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. Your Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. Your Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, your Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund

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that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. Distributions and dispositions of interests in the Fund after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

When a Fund has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of August 31, 2010, the following Funds had capital loss carry-forwards available for federal income tax purposes, expiring in the year indicated.

Fund	Expiration Year	Capital Loss Carry-Forwards (000’s omitted)

Aggressive Growth Allocation Fund	2017	$ 3,978
	2018	9,156

Growth Allocation Fund	2017	2,816
	2018	9,692

Balanced Allocation Fund	2017	4,637
	2018	20,474

Conservative Allocation Fund	2017	5,038
	2018	6,822

When an Underlying Fund lends portfolio securities to a borrower as described above in “Additional Information Concerning Investments by the Funds and the Underlying Funds —Lending of Portfolio Securities,” payments in lieu of dividends made by the borrower to the Underlying Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Underlying Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this SAI.

Purchase and Redemption of Fund Shares

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each Class of shares of a Fund represents an interest in the same portfolio of investments. Each Class of shares is identical in all respects except that each Class bears its own class expenses, including distribution and administration expenses, and each Class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each Class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

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Shareholders of each Class will share expenses proportionately for services that are received equally by all shareholders. A particular Class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus any up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on July 31, 2010 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Reducing Class A Sales Charges

Sales charges on the purchase of Class A shares, of applicable funds, can be reduced through (i) rights of accumulation, or (ii) signing a 13-month letter of intent.

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in the “How You Can Buy and Sell Shares” in the Prospectus. You and your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to your financial advisor or other a financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class I and Class C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares

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that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your dependent children, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares

Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

—	investors purchasing $1,000,000 or more;

—	officers, trustees and former trustees of the Nuveen Funds;

—

bona fide, full-time and retired employees of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

—	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;

—

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

—	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

—	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

—	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

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Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

The applicable Funds will only issue Class B shares (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment. Class B shares are not available for new accounts or for additional investment into existing accounts.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below. The Distributor compensates financial intermediaries for sales of Class B shares at the time of sale at the rate of 4.25% of the amount of Class B shares purchased, which represents a sales commission of 4.00% plus an advance on the first year’s annual service fee of 0.25%.

Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B shares will automatically convert to Class A shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B shares that are converted to Class A shares will remain subject to an annual service fee that is identical in amount for both Class B shares and Class A shares. Since net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Any conversion of Class B shares into Class A shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B shares into Class A shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plans.”

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Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval. Class C shares do not convert.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, where the financial intermediary did not waive the sales commission, a CDSC may be imposed on redemptions. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first two years, and declining by 1% each year thereafter until disappearing after the sixth year. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; and (xi) redemptions of Class C shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your advisor consents up front to receiving the appropriate service and distribution fee on the Class C shares on an ongoing basis instead of having the first year’s fees advanced by the Distributor. If a Fund waives or reduces the

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CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59-1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59-1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70-1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R3 Shares

Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Funds’ average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.25% distribution fee compensates the Distributor for paying your financial advisor or other associated financial intermediary an ongoing sales commission.

Class R3 shares are only available for purchase by eligible retirement plans. Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available only to retirement plans where Class R3 shares are held on the books of the Funds through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect a Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

Eligible retirement plans may open an account and purchase Class R3 shares directly from the Funds or by contacting any financial intermediary authorized to sell Class R3 shares of the Funds. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes.

Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Funds.

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Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Funds or the Distributor. The Distributor may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This Statement of Additional Information should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.

Class I Shares

Class I shares are available for purchases using dividends and capital gains distributions on Class I shares. Class I shares also are available for the following categories of investors:

•

officers, trustees and former trustees of any Nuveen Fund and their immediate family members and officers, directors and former directors of any parent company of Nuveen and subsidiaries thereof and their immediate family members (“immediate family members” are defined as spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	bona fide, full-time and retired employees of Nuveen, and subsidiaries thereof, or their immediate family members;
•	any person who, for at least the last 90 days, has been an officer, director or bona fide employee of any financial intermediary, or their immediate family members;
(Any shares purchased by investors falling within any of the first three categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund).
•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing through a periodic fee or asset-based fee program which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Nuveen;
•

fee paying clients of a registered investment advisor (“RIA”) who initially invests for clients an aggregate of $100,000 in Nuveen Mutual Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company with which the RIA is not affiliated and which has not entered into an agreement with Nuveen;

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans; and
•	other Nuveen Mutual Funds whose investment policies permit investments in other investment companies.

In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

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Shareholder Programs

Exchange Privilege

You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. If your shares are held with a financial intermediary, the financial intermediary must have the operational capacity to support exchanges. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

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Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1.	Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2.	Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3.	Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may

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also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59-1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59-1/2; and (ii) redemptions to satisfy required minimum distributions after age 70-1/2 from an IRA account.

Financial Statements

The financial statements of FASF included in its Annual Report to shareholders for the fiscal period ended August 31, 2010 are incorporated herein by reference.

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Appendix A

Ratings

A rating of a rating service represents that service’s opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

Ratings of Long-Term Corporate Debt Obligations and Municipal Bonds

Standard & Poor’s

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s

Aaa: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch

AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

DDD, DD and D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

Ratings of Municipal Notes

Standard & Poor’s

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

Moody’s. Generally, Moody’s ratings for state and municipal short-term obligations are designated Moody’s Investment Grade (“MIG”); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody’s rating is “VMIG.”

MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

Ratings of Commercial Paper

Standard & Poor’s

Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

—	Leading market positions in well-established industries.

—	High rates of return on funds employed.

—	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

—	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Appendix B

Nuveen Fund Advisors, Inc.

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011

I.	INTRODUCTION

Nuveen Fund Advisors, Inc. (“Adviser”) is an investment adviser for the Nuveen Funds (the “Funds”) and for other accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

When Adviser contracts with another investment adviser to act as a sub-adviser for its Accounts, Adviser delegates proxy voting responsibility to the sub-adviser (each a “Sub-Adviser”). Where Adviser has delegated proxy voting responsibility, the Sub-Adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

II.	POLICIES AND PROCEDURES

Consistent with its oversight responsibilities, Adviser has adopted the following Sub-Adviser oversight policies and procedures:

1.                    Prior to approval of any sub-advisory contract by Adviser or the Board of Directors of the Funds, as applicable, Adviser’s Compliance reviews the Sub-Adviser’s proxy voting policy (each a “Sub-Adviser Policy”) to ensure that such Sub-Adviser Policy is designed in the best interests of Adviser’s clients. Thereafter, at least annually, Adviser’s Compliance reviews and approves material changes to each Sub-Adviser Policy.

2.                    On a quarterly basis, Adviser’s Investment Operations will request and review reports from each Sub-Adviser reflecting any overrides of its Sub-Adviser Policy or conflicts of interest addressed during the previous quarter, and other matters Adviser’s Investment Operations deems appropriate. Any material issues arising from such review will be reported to Adviser’s management and if appropriate, the Board of Directors of the Funds.

III.	POLICY OWNER

Chief Compliance Officer

IV.	RESPONSIBLE PARTIES

Compliance

Investment Operations

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011

I.	GENERAL PRINCIPLES

A.         Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters1). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B.         If Adviser contracts with another investment adviser to act as a sub-adviser for a Client Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C.         Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II.	POLICIES

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III.	PROCEDURES

A.         Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

B.         Conflicts of Interest.

[1]

Advisor may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Advisor may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Advisor may not to vote proxies where the voting would in Advisor’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Advisor.

1.         The following relationships or circumstances may give rise to conflicts of interest: 2

a.

The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.

The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.	The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.
d.	Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.         Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3.         To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.         In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVC will confirm that Adviser faces no material conflicts of its own with respect to the specific proxy vote.

5.         If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.	Obtaining instructions from the affected client(s) on how to vote the proxy;
b.	Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;
c.	Voting in proportion to the other shareholders;
d.	Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or
e.	Following the recommendation of a different independent third party.

6.         In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.         Proxy Vote Override. From time to time, a portfolio manager of a Client Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal

[2]

A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.         Securities Lending.

1.         In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.         Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E.         Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F.         Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G.         Fund of Funds Provision. In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.         Legacy Securities. To the extent that Adviser receives proxies for securities that are transferred into a Client Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Client Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I.         Review and Reports.

1.         The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-adviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.        The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

K.        Vote Disclosure to Clients.

Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV.	POLICY OWNER

IPC

V.	RESPONSIBLE PARTIES

IPC

PVC

ADV Review Team

RiskMetrics Group’s U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 22, 2010

1. Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

o	An auditor has a financial interest in or association with the company, and is therefore not independent;
o	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
o	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
o	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

o	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

o	The tenure of the audit firm;
o	The length of rotation specified in the proposal;
o	Any significant audit-related issues at the company;
o	The number of Audit Committee meetings held each year;
o	The number of financial experts serving on the committee; and
o	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

Board Accountability

Board Responsiveness

Director Independence

Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST3 the entire board of directors (except new nominees,4 who should be considered on a CASE-BY-CASE basis), if:

o	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;
o	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
o	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);
o	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

o	The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
o	The issuer’s rationale;
o	The issuer’s governance structure and practices; and
o	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

o	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
o	The company receives an adverse opinion on the company’s financial statements from its auditor; or
o	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

o	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the

[3]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[4]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

o	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
o	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
o	The company fails to submit one-time transfers of stock options to a shareholder vote;
o	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
o	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis), if:

o	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;
o	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
-	A classified board structure;
-	A supermajority vote requirement;
-	Majority vote standard for director elections with no carve out for contested elections;
-	The inability for shareholders to call special meetings;
-	The inability for shareholders to act by written consent;
-	A dual-class structure; and/or
-	A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

o	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
o	Failure to replace management as appropriate; or
o	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis), if:

o	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
o	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

o	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
o	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

o	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
o	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
o	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
o	The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

o	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
-	Degree to which absences were due to an unavoidable conflict;
-	Pattern of absenteeism; and
-	Other extraordinary circumstances underlying the director’s absence;
o	Sit on more than six public company boards;
o	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

o	Long-term financial performance of the target company relative to its industry;
o	Management’s track record;
o	Background to the proxy contest;
o	Qualifications of director nominees (both slates);
o	Strategic plan of dissident slate and quality of critique against management;
o	Likelihood that the proposed goals and objectives can be achieved (both slates);
o	Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

o	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
o	Two-thirds independent board;
o	All independent key committees;
o	Established governance guidelines;
o	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
o	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant board or management actions with potential or realized negative impact on shareholders.

3. Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

o	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);
o	The value of the NOLs;
o	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
o	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
o	Any other factors that may be applicable.

Poison Pills - Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

o	Shareholders have approved the adoption of the plan; or
o	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills - Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

o	No lower than a 20% trigger, flip-in or flip-over;
o	A term of no more than three years;
o	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
o	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills - Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

o	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
o	The value of the NOLs;
o	The term;
o	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
o	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
o	Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

o	Shareholders’ current right to call special meetings;
o	Minimum ownership threshold necessary to call special meetings (10% preferred);
o	The inclusion of exclusionary or prohibitive language;
o	Investor ownership structure; and
o	Shareholder support of and management’s response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

o	Ownership structure;
o	Quorum requirements; and
o	Supermajority vote requirements.

4. Capital Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

o	Past Board Performance:

- The company’s use of authorized shares during the last three years;

- One- and three-year total shareholder return; and

- The board’s governance structure and practices;

o	The Current Request:

- Disclosure in the proxy statement of the specific reasons for the proposed increase;

-	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and
-	Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

o	Past Board Performance:
-	The company’s use of authorized preferred shares during the last three years;
-	One- and three-year total shareholder return; and
-	The board’s governance structure and practices;
o	The Current Request:
-	Disclosure in the proxy statement of specific reasons for the proposed increase;
-	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and
-	Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions

Vote CASE–BY–CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
o	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
o	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
o

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

o	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

5. Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

o	The total cost of the company’s equity plans is unreasonable;
o	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
o	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
o	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

o	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
o	The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

o	There is a misalignment between CEO pay and company performance (pay for performance);
o	The company maintains problematic pay practices;
o	The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

o	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
o	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and
o	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

o	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

o	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

o	Problematic practices related to non-performance-based compensation elements;
o	Incentives that may motivate excessive risk-taking; and
o	Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

o	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;
o	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;
o	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;
o	Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);
o	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)
o	Dividends or dividend equivalents paid on unvested performance shares or units;
o	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or
o	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

o	Guaranteed bonuses;

o	A single performance metric used for short- and long-term plans;
o	Lucrative severance packages;
o	High pay opportunities relative to industry peers;
o	Disproportionate supplemental pensions; or
o	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

o	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
o	Duration of options backdating;
o	Size of restatement due to options backdating;
o	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
o	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

o	Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process;
-	Retrospective performance targets and methodology not discussed;
-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
o	Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

o	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
o	Rationale for the re-pricing—was the stock price decline beyond management’s control?
o	Is this a value-for-value exchange?
o	Are surrendered stock options added back to the plan reserve?
o	Option vesting—does the new option vest immediately or is there a black-out period?
o	Term of the option—the term should remain the same as that of the replaced option;
o	Exercise price—should be set at fair market or a premium to market;
o	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

o	If the company has adopted a formal recoupment bonus policy;
o	If the company has chronic restatement history or material financial problems; or
o	If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

o	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or
-	A holding period requirement coupled with a significant long-term ownership requirement, or
-	A meaningful retention ratio,
o	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
o	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

6. Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

o	Whether adoption of the proposal is likely to enhance or protect shareholder value;
o	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;
o	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
o	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
o	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
o	Whether the company’s analysis and voting recommendation to shareholders are persuasive;
o	What other companies have done in response to the issue addressed in the proposal;
o	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
o	Whether implementation of the proposal’s request would achieve the proposal’s objectives;
o	Whether the subject of the proposal is best left to the discretion of the board;
o	Whether the requested information is available to shareholders either from the company or from a publicly available source; and
o	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

o	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
o	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

o	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
o	The level of gender and racial minority representation that exists at the company’s industry peers;
o	The company’s established process for addressing gender and racial minority board representation;
o	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
o	The independence of the company’s nominating committee;
o	The company uses an outside search firm to identify potential director nominees; and
o	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

o	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
o	The company’s level of disclosure is comparable to that of industry peers; and
o	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

o	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
o	Whether company disclosure lags behind industry peers;
o	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
o	The feasibility of reduction of GHGs given the company’s product line and current technology and;
o	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
o	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

o	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
o	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

o	The degree to which existing relevant policies and practices are disclosed;
o	Whether or not existing relevant policies are consistent with internationally recognized standards;
o	Whether company facilities and those of its suppliers are monitored and how;
o	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
o	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
o	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
o	The scope of the request; and
o	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

o	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
o	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Riskmetrics Group’s International Proxy Voting Guidelines Summary

(Digest of Selected Key Guidelines)

December 31, 2009

1. Operational Items:

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

o	There are concerns about the accounts presented or audit procedures used; or
o	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

o	There are serious concerns about the accounts presented or the audit procedures used;
o	The auditors are being changed without explanation; or
o	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

o	There are serious concerns about the statutory reports presented or the audit procedures used;
o	Questions exist concerning any of the statutory auditors being appointed; or
o	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

o	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors:

Director Elections

Vote FOR management nominees in the election of directors, unless:

o	Adequate disclosure has not been provided in a timely manner;
o	There are clear concerns over questionable finances or restatements;
o	There have been questionable transactions with conflicts of interest;
o	There are any records of abuses against minority shareholder interests; or
o	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

o	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
o	Failure to replace management as appropriate; or
o	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

o	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
o	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
o	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure:

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

o	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or
o	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

o	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
o	Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

o	The repurchase can be used for takeover defenses;
o	There is clear evidence of abuse;
o	There is no safeguard against selective buybacks;
o	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

o	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
o	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items:

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

o	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.
o	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.
o	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
o	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
o	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

o	the parties on either side of the transaction;
o	the nature of the asset to be transferred/service to be provided;
o	the pricing of the transaction (and any associated professional valuation);
o	the views of independent directors (where provided);
o	the views of an independent financial adviser (where appointed);
o	whether any entities party to the transaction (including advisers) is conflicted; and
o	the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

MAI-FAA-0311P

October 20, 2011

Nuveen Conservative Allocation Fund

Ticker Symbols: Class A—NBMSX, Class B—NMNBX, Class C—NBMCX, Class R3—NALTX, Class I—NMNRX

Nuveen Moderate Allocation Fund

Ticker Symbols: Class A—NNSAX, Class B—NNSBX, Class C—NUVCX, Class R3—NMATX, Class I—NNSRX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for Nuveen Conservative Allocation Fund and Nuveen Moderate Allocation Fund (individually, a “Fund,” and collectively, the “Funds”), each a series of Nuveen Investment Trust, dated October 20, 2011. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated June 30, 2011; each is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Funds are diversified series of Nuveen Investment Trust (the “Trust”), an open-end investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Currently, nine series of the Trust are authorized and outstanding. The name of Nuveen Balanced Municipal and Stock Fund was changed to Nuveen Conservative Allocation Fund on July 7, 2008. The name of Nuveen Balanced Stock and Bond Fund was changed to Nuveen Moderate Allocation Fund on August 1, 2008. The Funds’ investment adviser is Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). The Funds’ sub-adviser is Nuveen Investment Solutions, Inc. (“NIS”).

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for the Funds. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) With respect to 75% of the total assets of the Fund, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof or securities issued by other investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry; except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof or (with respect to Nuveen Conservative Allocation Fund only) to municipal obligations, other than those municipal obligations backed only by the assets and revenues of non-governmental users.

Except with respect to paragraph (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

(3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

(4) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.

(5) Enter into futures contracts or related options if more than 30% of the Fund’s net assets would be represented by such instruments or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(6) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(7) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days.

(8) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that appears in the Prospectus for the Funds.

Investment Companies

Each Fund is a “fund of funds” that invests principally in the shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). NIS, the Funds’ sub-adviser, exercises broad discretion in selecting which Underlying Funds to include in each Fund’s portfolio. The Funds intend to invest only in Underlying Funds that qualify for treatment as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). If an Underlying Fund fails to qualify as a RIC, it may be subject to federal income tax. No assurance can be given that an Underlying Fund will qualify as a RIC.

Rules adopted by the Securities and Exchange Commission (the “SEC”) allow funds to elect to make redemptions either in part or entirely in securities from their portfolios (“in-kind” redemptions) in place of cash under certain circumstances. If a Fund acquires in-kind securities from an Underlying

Fund that has exercised such an election, the Fund may hold the securities until NIS decides to sell them. A Fund will likely incur additional expenses in connection with the sale of any securities acquired as a result of an in-kind redemption.

Equity Securities

The Underlying Funds may invest in various equity investments, including, but not limited to, common stocks, preferred securities, warrants, convertible securities and other securities with equity characteristics, including participatory notes.

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred securities, dividends on common stocks are not fixed but are declared at the discretion of a company’s board.

Preferred Securities

Preferred securities are also units of ownership in a company. Preferred securities normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred securities are subordinated to the liabilities of the issuer. Unlike common stocks, preferred securities are generally not entitled to vote on corporate matters. Types of preferred securities include adjustable-rate preferred securities, fixed dividend preferred securities, perpetual preferred securities and sinking fund preferred securities. Generally, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

General Risks of Investing in Stocks

While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred securities are generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred security than in a more senior debt security with similar stated yield characteristics.

Certain Underlying Funds may invest their net assets in securities of issuers with small or medium market capitalizations. Any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Non-U.S. Securities

The Underlying Funds may invest in a variety of securities issued by non-U.S. companies. Investments in securities of non-U.S. companies involve risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.

The Underlying Funds may invest directly in non-U.S. securities that are denominated in non-U.S. currencies or in dollar-denominated securities of non-U.S. companies. The Underlying Funds may also invest in non-U.S. securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing indirect ownership interests in the securities of non-U.S. companies, including New York Shares. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying non-U.S. security. ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. companies, such as changes in non-U.S. currency exchange rates. However, by investing in ADRs rather than directly in non-U.S. companies’ stock, the Underlying Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Other types of depositary receipts include American Depositary Shares (“ADSs”), Global Depositary Certificates (“GDCs”) and International Depositary Receipts (“IDRs”). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer’s home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if an Underlying Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.

In considering whether to invest in the securities of a non-U.S. company, the portfolio managers considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the United States and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

Securities transactions conducted outside the United States may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in an Underlying Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the United States, (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

Emerging Markets Risk

Certain Underlying Funds may invest in securities issued by companies located in emerging markets. Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. They generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies, but emerging markets will typically have a physical financial infrastructure, including banks, a stock exchange and a unified currency. Emerging markets often experience faster economic growth as measured by GDP. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state-run” or private). Also, local stock exchanges may not offer liquid markets for outside investors. All of the risks of investing in non-U.S. securities described above are heightened by investing in emerging markets countries.

Currency Risk

By investing in non-U.S. securities, an Underlying Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, an Underlying Fund’s investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, an Underlying Fund’s investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation and other economic and political conditions. Although an Underlying Fund values its assets daily in U.S. dollars, the Underlying Funds may not convert their holdings of non-U.S. currencies to U.S. dollars on a daily basis. An Underlying Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which an Underlying Fund buys and sells currencies.

Cash Equivalents and Short-Term Investments

Under normal market conditions, the Funds may hold up to 10% of their net assets in cash or cash equivalents, money market funds and short-term taxable fixed income securities. For temporary defensive purposes or during periods of high cash inflows or outflows, the Funds may invest up to 100% of their net assets in such holdings. The Funds may only invest in short-term taxable fixed income securities with a maturity of one year or less and whose issuers have a long-term rating of at least A or higher by S&P, Moody’s or Fitch. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. A Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest.

(2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3) Each Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the highest grade by Fitch, Inc., Moody’s Investor Services, Inc. or Standard and Poor’s, a Division of The McGraw-Hill Companies, Inc. and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Derivatives and Hedging Strategies

Each Fund may invest in Underlying Funds that utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as “futures”), forward contracts and swaps to attempt to seek to enhance return, to hedge some of the risks of an Underlying Fund’s investments in securities, as a substitute for a position in the underlying asset, to reduce transaction costs, to maintain full market exposure (which means to adjust the characteristics of an Underlying Fund’s investments to more closely approximate those of the markets in which it invests), to manage cash flows, to limit exposure to losses due to changes to non-U.S. currency exchange rate or to preserve capital.

Derivative hedges are generally used to hedge against price movements in one or more particular securities positions that an Underlying Fund owns or intends to acquire. Such instruments may also be used to “lock-in” realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which an Underlying Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. An Underlying Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and non-U.S. securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for an Underlying Fund to invest than would “traditional” securities (i.e., stocks or bonds). The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission and various state regulatory authorities. In addition, an Underlying Fund’s ability to use hedging instruments will be limited by tax considerations.

Swap Agreements

The Underlying Funds may engage in swaps. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of an Underlying Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from an Underlying Fund. If a swap agreement calls for payments by an Underlying Fund, the Underlying Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. An Underlying Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, an Underlying Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify an Underlying Fund’s gains or losses. In order to reduce the risk associated with leveraging, an Underlying Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If an Underlying Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of an Underlying Fund’s accrued obligations under the swap agreement over the accrued amount the Underlying Fund is entitled to receive under the agreement. If an Underlying Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Underlying Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that an Underlying Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, an Underlying Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if an Underlying Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Underlying Fund may have to pay more money than it receives. Similarly, if an Underlying Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Underlying Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. An Underlying Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in non-U.S. exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps. A credit default swap is similar to an insurance contract in that it provides the buyer with protection against specific risks. Most often, corporate bond investors buy credit default swaps for protection against a default by the issuer of the corporate bond, but these flexible instruments can be used in many ways to customize exposure to corporate credit. Credit default swap agreements can mitigate risks in bond investing by transferring a given risk from one party to another without transferring the underlying bond or other credit asset. In a credit default swap agreement, one party “sells” risk and the counterparty “buys” that risk. The “seller” of credit risk, who also tends to own the underlying credit asset, pays a periodic fee to the risk “buyer.” In return, the risk “buyer” agrees to pay the “seller” a set amount if there is a default, or a credit event.

An Underlying Fund’s use of credit default swap agreements exposes the Underlying Fund to additional risks, including but not limited to, the credit and liquidity risk of a counterparty. If the credit quality of any such counterparty deteriorates, such counterparty may default on its obligations to make payments under the swap agreement. An Underlying Fund may also be exposed to liquidity risk because the market for credit default swaps are relatively illiquid and the Underlying Fund will generally not be permitted to terminate or assign its credit default swaps without the consent of the related counterparty and accordingly may not be able to terminate or assign such credit default swaps in a timely fashion and for a fair price, potentially restricting its ability to take advantage of market opportunities.

Caps, Collars and Floors

The Underlying Funds may engage in caps, collars and floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described below:

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Underlying Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Underlying Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Underlying Fund.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. An Underlying Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If an Underlying Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair an Underlying Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Underlying Fund sell a portfolio security at a disadvantageous time. An Underlying Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to an Underlying Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Other Investment Policies and Techniques

Portfolio Turnover

A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio), except that it does not pay transaction costs for buying and selling shares of the Underlying Funds. An Underlying Fund also pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs affect a Fund’s performance. Nuveen Moderate Allocation Fund’s portfolio turnover rates for the fiscal years ended June 30, 2010 and 2011 were 13% and 95%, respectively. Nuveen Conservative Allocation Fund’s portfolio turnover rates for the fiscal years ended June 30, 2010 and 2011 were 14% and 89%, respectively. The Funds’ portfolio turnover rates for the fiscal year ended June 30, 2011 were higher than the turnover rates for the fiscal year ended June 30, 2010 primarily because the Funds (i) converted numerous passive allocations (e.g., ETFs) to Nuveen Mutual Funds, including to certain Nuveen Mutual Funds that became part of the complex as part of Nuveen’s acquisition of part of the long-term asset management business of FAF Advisors, Inc., and (2) increased the asset classes to which they are exposed (e.g., adding preferred securities).

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds by the Adviser under the Investment Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and birthdates of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 112 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 133 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Indefinite** Length of Service— Since 2003	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite** Length of Service— Since 2003	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member, Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite** Length of Service— Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	245	Director (since 2004) of Xerox Corporation.

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite** Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245	N/A

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite** Length of Service— Since 2003	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	245	N/A

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite** Length of Service— Since 2003	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245	N/A

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite** Length of Service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245	Director, Chicago Board Options Exchange (since 2006).

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Trustee	Term—Indefinite** Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	245	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Indefinite** Length of Service—Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245	N/A

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Interested Trustee:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Indefinite** Length of Service—Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245	N/A

*	Also serves as a trustee of Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
**	Each trustee serves an indefinite term until his or her successor is elected.
***	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until August 2012 Length of Service— Since 1996	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2012 Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and Nuveen Fund Advisors, Inc. (since 2011); Managing Director, Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2012 Length of Service— Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2012 Length of Service— Since 1998	Senior Vice President (since 2010), formerly, Vice President (2004-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc. (since 2005); Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	245

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2012 Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	245

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2012 Length of Service— Since 2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	245

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2012 Length of Service— Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until August 2012 Length of Service— Since 1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2012 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2012 Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (3/13/56)	Vice President	Term—Until August 2012 Length of Service— Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. During the fiscal year ended June 30, 2011, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended June 30, 2011, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, sub-advisers, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended June 30, 2011, the Nominating and Governance Committee met five times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended June 30, 2011, the Dividend Committee met two times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider,

Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended June 30, 2011, the Compliance, Risk Management and Regulatory Oversight Committee met five times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested trustee of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is

Chairman of the Board of United Fire Group, sits on the Board of Source Media Group, is a member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre and Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Trust for the fiscal year ended June 30, 2011, (2) the amount of total compensation paid by the Trust that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended June 30, 2011.

Name of Trustee	Aggregate Compensation From Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Nuveen Funds Paid to Trustees[3]
Robert P. Bremner	$12,682	$1,827	$296,013
Jack B. Evans	9,968	2,428	245,187
William C. Hunter	9,343	8,693	214,401
David J. Kundert	10,774	10,013	256,475
William J. Schneider	11,165	7,316	261,330
Judith M. Stockdale	9,136	4,605	225,824
Carole E. Stone	9,067	—	211,400
Virginia L. Stringer[4]	2,768	—	57,000
Terence J. Toth	9,970	1,362	245,145

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended June 30, 2011 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ending June 30, 2011 for services to the Nuveen Funds.

[4]	Ms. Stringer was appointed to the Board of Trustees of the Nuveen Funds effective January 1, 2011.

Prior to January 1, 2011, independent trustees received a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance was required and $1,500 per meeting for attendance by telephone or in person where in-person attendance was not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance was required and $1,000 per meeting for attendance by telephone or in person where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting was held in which in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Trustees received $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $7,500 and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent trustees also received a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting was held. When ad hoc committees are organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

Effective January 1, 2011, independent trustees receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Trust and the trustee of the Trust who is not an independent trustee serve without any compensation from the Funds.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2010:

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Nuveen Conservative Allocation Fund	Nuveen Moderate Allocation Fund
John P. Amboian	$0	Over $100,000	Over $100,000
Robert P. Bremner	$0	$0	Over $100,000
Jack B. Evans	$0	$10,001-$50,000	Over $100,000
William C. Hunter	$0	$0	Over $100,000
David J. Kundert	$0	$0	Over $100,000
William J. Schneider	$0	$0	Over $100,000
Judith M. Stockdale	$0	$50,001-$100,000	Over $100,000
Carole E. Stone	$10,001-$50,000	$0	Over $100,000
Virginia L. Stringer[1]	$0	$0	Over $100,000
Terence J. Toth	$0	$0	Over $100,000

1 Ms. Stringer was appointed to the Board effective January 1, 2011.

As of October 3, 2011, the officers and trustees of the Funds, in the aggregate, owned less than 1% of Nuveen Conservative Allocation Fund and 2.6% of the shares of Nuveen Moderate Allocation Fund.

The following table sets forth the percentage ownership of each person, who, as of October 3, 2011, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Conservative Allocation Fund Class A Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	17.79%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	17.11%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	9.18%

Nuveen Conservative Allocation Fund Class B Shares	MLPF& S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	23.85%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	19.04%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	18.27%

	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	12.43%

	Pershing LLC P.O. Box 2052 Jersey City NJ 07311	6.62%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.86%

Nuveen Conservative Allocation Fund Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	18.48%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis MO 63103-2523	15.76%

Nuveen Conservative Allocation Fund Class R3 Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	100.00%

Nuveen Conservative Allocation Fund Class I Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	40.10%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	17.14%

	LPL Financial 9785 Towne Centre Drive San Diego CA 92121-1968	7.27%

	Leonard Angers TOD Subject to STA TOD Rules 109 Gullott Dr Schenectady NY 12306-4317	6.31%

Nuveen Moderate Allocation Fund Class A Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	15.02%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	9.14%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	8.94%

Nuveen Moderate Allocation Fund Class B Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	36.31%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	16.22%

	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	7.98%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6.83%

Nuveen Moderate Allocation Fund Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	42.90%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	14.16%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	7.60%

Nuveen Moderate Allocation Fund Class R3 Shares	MLPF&S for the Sole Benefit & of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	90.48%

	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	9.52%

Nuveen Moderate Allocation Fund Class I Shares	Wells Fargo Bank FBO Nuveen Investments 401(k) 1525 West Wt Harris Blvd Charlotte NC 28288-1076	49.13%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	11.64%

	LPL Financial 9785 Towne Centre Drive San Diego CA 92121-1968	6.04%

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its affiliate, NIS, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Funds. For additional information regarding the management services performed by the Adviser and NIS, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is also located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”).

Each Fund is dependent upon services and resources provided by the Adviser and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2014. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Funds.” In addition, the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.

The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by the Adviser)			Amount of Fees Waived and Expenses Reimbursed by the Adviser
	7/01/08- 6/30/09	7/01/09- 6/30/10	7/01/10- 6/30/11	7/01/08- 6/30/09	7/01/09- 6/30/10	7/01/10- 6/30/11
Nuveen Conservative Allocation Fund	$—	$—	$—	$195,929	$71,998	$81,471
Nuveen Moderate Allocation Fund	—	—	—	256,615	126,332	154,522

In addition to the Adviser’s management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen Funds, the Adviser, NIS and other related entities have adopted codes of ethics, which essentially prohibit all Nuveen Funds management personnel, including the Funds’ portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

The Adviser has selected its affiliate, NIS, to serve as sub-adviser to manage the investment portfolio of each Fund. The Adviser pays NIS a portfolio management fee equal to 50% of the advisory fee paid to the Adviser for its services to the Funds (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Funds).

The following table sets forth the fees paid by the Adviser to NIS for its services to each Fund during the specified periods:

	Amount Paid by the Adviser to NIS
	7/01/08- 6/30/09	7/01/09- 6/30/10	7/01/10- 6/30/11
Nuveen Conservative Allocation Fund	$35,506	$35,253	$38,047
Nuveen Moderate Allocation Fund	25,801	32,978	42,084

Prior to August 1, 2008, Institutional Capital LLC (“ICAP”) served as sub-adviser to the Moderate Allocation Fund. Prior to July 7, 2008, ICAP served as sub-adviser to the Conservative Allocation Fund. The following table sets forth the fees paid by the Adviser to the sub-advisers for their services to each Fund during the specified periods.

Amount Paid by the Adviser to ICAP
7/01/08- 6/30/09
Nuveen Conservative Allocation Fund	$ 1,324
Nuveen Moderate Allocation Fund	12,309

Portfolio Managers

David R. Cline, and James A. Colon, CFA, have primary responsibility for the day-to-day implementation of the investment strategies of the Funds.

Compensation

Compensation for key investment professionals of NIS consists of competitive base salary and an annual cash bonus. A compensation committee reviews and determines the amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector is an important factor. Other factors include the investment professional’s contribution to the business results and overall business strategy, success of marketing and client servicing, as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Each NIS portfolio manager is also eligible to receive long-term incentive compensation in the form of equity-based awards. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in the portfolio manager’s long-term potential with the firm.

Other Accounts Managed

In addition to the Funds, as of June 30, 2011, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
David R. Cline	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 1	$919.9 million 0 18.1 million	0 0 0	0 0 0
James A. Colon	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	11 0 9	2.1 billion 0 187.7 million	0 0 0	0 0 0
Conflicts of Interest

NIS’s portfolio management team’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of orders of exchange-traded funds (“ETFs”) placed on behalf of the Fund and the other accounts. NIS believes that any potential conflicts are mitigated by the fact that NIS primarily invests in highly liquid ETFs with sufficient availability in the open market. Accordingly, NIS has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. The spirit and essence of policies dictate that all accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NIS has adopted a Code of Conduct that sets forth policies regarding detection and management of potential conflicts of interest.

Beneficial Ownership of Securities

As of June 30, 2011, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Funds.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
David R. Cline	Nuveen Conservative Allocation Fund	$0
	Nuveen Moderate Allocation Fund	0
James A. Colon	Nuveen Conservative Allocation Fund	0
	Nuveen Moderate Allocation Fund	0

Proxy Voting Policies

Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

A member of each Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, NIS has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Funds and managed by NIS. ISS provides voting recommendations based upon established guidelines and practices. NIS reviews and frequently follows ISS recommendations. However, on selected issues, NIS may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NIS manages the assets of a company or its pension plan and any of NIS’s clients hold any securities of that company, NIS will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by NIS and ISS does not offer a recommendation on the matter, NIS shall disclose the conflict and NIS’s Proxy Voting Committee shall determine the manner in which to vote and notify the applicable Fund’s Board of Trustees or its designated committee.

Although NIS has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, NIS does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, NIS is unable to consider such information when determining whether there are material conflicts of interests.

NIS has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the sub-adviser’s general voting policies.

In the event that a Fund receives a proxy in connection with its holdings of an Underlying Fund advised by Nuveen Fund Advisors (a “Nuveen Underlying Fund”), NIS will vote such Fund’s shares pro rata with the other shareholders of the Nuveen Underlying Fund to avoid any potential conflict of interest.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

It is anticipated that the majority of the Funds’ portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, NIS is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NIS to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting the transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include, but are not limited to, (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the portfolio managers consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio managers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NIS or a Fund. NIS believes that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by a Fund unless NIS determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to the Adviser under the Investment Management Agreement and the sub-advisory fees paid by the Adviser to NIS under the Sub-Advisory Agreement are not reduced as a result of receipt by either the Adviser or NIS of research services.

NIS places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIS in servicing all of its accounts; not all of such services may be used by NIS in connection with the Funds. NIS believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIS believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIS seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by NIS are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the specified periods:

	Aggregate Amount of Brokerage Commissions
	7/01/08- 6/30/09	7/01/09- 6/30/10	7/01/10- 6/30/11
Nuveen Conservative Allocation Fund	$18,273	$1,169	$4,450
Nuveen Moderate Allocation Fund	24,483	1,321	5,657

During the fiscal year ended June 30, 2011, Nuveen Conservative Allocation Fund and Nuveen Moderate Allocation Fund did not pay any commissions to brokers in return for research.

The Funds did not acquire during the fiscal year ended June 30, 2011 the securities of their regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers.

Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by a Fund, the amount of securities that may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

NET ASSET VALUE

Each Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

TAX MATTERS

Federal Income Tax Status

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Internal Revenue Code (“Code”), but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by a Fund.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when a Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Non-U.S. Tax Credit

If your Fund invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

“Fund of Funds” Tax Considerations

As described above, the Funds invest in the Underlying Funds. In general, the investment in other funds that are treated as regulated investment companies will assist the Funds in meeting any diversification tests. However, although the Funds will only invest in Underlying Funds that indicate that they intend to be treated as regulated investment companies, the Funds will not, except as provided in the following sentence, examine the underlying assets or operations of the Underlying Funds into which it investments and is not making any representation as to whether such Underlying Funds do, in fact, qualify as regulated investment companies. If the Funds holds more than 20% of the total combined voting power of any of the Underlying Funds into which it invests, for the purposes of some portions of the diversification tests, the Funds may have to look through the Underlying Fund into which it invests to include the securities of issuers held by such Underlying Fund in the Funds’ diversification tests.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Trust beginning prior to 2012, distributions from the Trust that are properly reported by the Trust as an interest-related dividend attributable to certain interest income received by the Trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Trust makes certain elections and certain other conditions are met. Distributions and dispositions of interests in the Fund after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent. Class A shares are also subject to an annual service fee of 0.25%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 2011 of Class A shares of a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

	Nuveen Conservative Allocation Fund	Nuveen Moderate Allocation Fund
Net Asset Value per share	$24.50	$24.52
Per Share Sales Charge—5.75% of public offering price (6.08% and 6.12% respectively, of net asset value per share)	1.49	1.50

Per Share Offering Price to the Public	$25.99	$26.02

Each Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class I and Class C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A shares without an up-front sales charge by reinvestment of distributions from any of the various Defined

Portfolios sponsored by the Distributor. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. The Distributor is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide the Distributor appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	current and former trustees/directors of the Nuveen Funds;

•

full-time and retired employees of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

•	employer-sponsored retirement plans except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of a Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

The Funds will only issue Class B shares (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment. Class B shares are not available for new accounts or for additional investment into existing accounts.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below.

Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B shares will automatically convert to Class A shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B shares that are converted to Class A shares will remain subject to an annual service fee that is identical in amount for both Class B shares and Class A shares. Since net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Any conversion of Class B shares into Class A shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B shares into Class A shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval. Class C shares do not convert.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 12 months of purchase. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; (xi) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (xii) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Nuveen IRA accounts).

Class R3 Shares

Class R3 shares are available for purchase at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of the Funds’ average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.25% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission.

Class R3 shares are only available for purchase by eligible retirement plans. Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 shares are available only to retirement plans where Class R3 shares are held on the books of the Funds through omnibus accounts (either at the retirement plan level or at the level of the retirement plan’s financial intermediary). Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans.

The administrator of a retirement plan or employee benefits office can provide plan participants with detailed information on how to participate in the retirement plan and how to elect a Fund as an investment option. Retirement plan participants may be permitted to elect different investment options, alter the amounts contributed to the retirement plan, or change how contributions are allocated among investment options in accordance with the retirement plan’s specific provisions. The retirement plan administrator or employee benefits office should be consulted for details. For questions about their accounts, participants should contact their employee benefits office, the retirement plan administrator, or the organization that provides recordkeeping services for the retirement plan.

Eligible retirement plans may open an account and purchase Class R3 shares directly from the Funds or by contacting any financial intermediary authorized to sell Class R3 shares of the Funds. Financial intermediaries may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by retirement plan accounts and their retirement plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial intermediaries may also perform other functions, including generating confirmation statements, and may arrange with retirement plan administrators for other investment or administrative services. Financial intermediaries may independently establish and charge retirement plans and retirement plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, retirement plans may charge retirement plan participants for certain expenses. These fees and additional amounts could reduce investment returns in Class R3 shares of the Funds.

Financial intermediaries and retirement plans may have omnibus accounts and similar arrangements with a Fund and may be paid for providing shareholder servicing and other services. A financial intermediary or retirement plan may be paid for its services directly or indirectly by the Funds or the Distributor. The Distributor may pay a financial intermediary an additional amount for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations. Your retirement plan may establish various minimum investment requirements for Class R3 shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R3 shares or the reinvestment of dividends. Retirement plan participants should contact their retirement plan administrator with respect to these issues. This Statement of Additional Information should be read in conjunction with the retirement plan’s and/or the financial intermediary’s materials regarding their fees and services.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

•	employer-sponsored retirement plans, except SEPs, SAR-SEPs, SIMPLE IRAs and KEOGH plans;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•

current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members;

•	full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members; and

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares. In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

Nuveen Mutual Funds currently utilize two transfer agents. Until November 30, 2011, if you hold your shares directly with a Fund, you may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787. If your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

Effective December 1, 2011, you may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you will continue to be able to exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities) although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds’ net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services, Inc. (“BFDS”), the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Distribution Arrangements

The Distributor serves as the principal underwriter of the shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed the Distributor to be its agent for the distribution of the Funds’ shares on a continuous offering basis. The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares, the Distributor may also act as a Dealer. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plans.” The Distributor also receives any CDSCs imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to the Distributor pursuant to the distribution plan.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by the Distributor and the compensation on redemptions and repurchases received by the Distributor for each of the Funds for the specified periods. All figures are to the nearest thousand.

	Amount of Underwriting Commissions			Amount Retained by the Distributor			Amount of Compensation on Redemptions and Repurchases
	7/01/08- 6/30/09	7/01/09- 6/30/10	7/01/10- 6/30/11	7/01/08- 6/30/09	7/01/09- 6/30/10	7/01/10- 6/30/11	7/01/08- 6/30/09	7/01/09- 6/30/10	7/01/10- 6/30/11
Nuveen Conservative Allocation Fund	$19	$39	$32	$3	$5	$4	$6	$4	$3
Nuveen Moderate Allocation Fund	18	78	126	2	9	16	12	4	6

To help financial advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs. In addition, wholesale representatives of the Distributor may visit financial advisors on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this Statement of Additional Information, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Adviser) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Certain third parties, affiliates of the Adviser and employees of the Adviser or its affiliates may receive cash compensation from the Adviser and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Such compensation may vary by product and by Intermediary. Total compensation of employees of the Adviser and its affiliates with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds, and such employees may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of October 14, 2011:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

Banc of America Investment Services, Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc./Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC/ING Investment Advisors, LLC (formerly CitiStreet

LLC/CitiStreet Advisors LLC)

ING Life Insurance and Annuity Company/ING Institutional Plan Services LLC

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Princeton Retirement Group/GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since October 14, 2011 are not reflected in the list.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.nuveen.com. Currently, the Funds generally make available complete portfolio holdings information on the Funds’ website following the end of each month with an approximately one-month lag. Additionally, the Funds publish on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or sub-adviser, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including ISS, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent trustees (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the Adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Adviser and/or sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Trustees on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Altrinsic Global Advisors, Inc.

Barclays Capital, Inc.

Barra

Bloomberg

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Cantor Fitzgerald & Co.

Chapman and Cutler LLP

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

First Clearing, LLC

Forbes

Glass, Lewis & Co.

Goldman Sachs & Co.

Hansberger Global Investors, LLC

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

The Investment Company Institute

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Nuveen Asset Management, LLC

Nuveen Fund Advisors, Inc.

Pershing, LLC

PricewaterhouseCoopers

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

ISS

R.R. Donnelley Financial

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

Societe Generale, New York Branch

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank, N.A.

Value Line

Vestek Systems, Inc.

Vickers

Wells Fargo Securities, LLC

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, pursuant to which Class B, Class C and Class R3 shares are subject to an annual distribution fee and Class A, Class B, Class C and Class R3 shares are subject to an annual service fee. Each Fund may spend up to 0.25% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Class A shares. Each Fund may spend up to 0.75% per year of the average daily net assets of each of the Class B shares and Class C shares and 0.25% per year of the average daily net assets of Class R3 shares as a distribution fee and up to 0.25% per year of the average daily net assets of each of the Class B, Class C and Class R3 shares as a service fee under the Plan as applicable to such classes. Class I shares are not subject to either distribution or service fees. Distribution and service fees collectively are referred to herein as “12b-1 fees.”

The distribution fee applicable to Class B, Class C and Class R3 shares under each Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class B, Class C and Class R3 shares, respectively. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class B, Class C and Class R3 shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B, Class C and Class R3 shares, certain other expenses associated with the distribution of Class B, Class C and Class R3 shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class B, Class C and Class R3 shares under each Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended June 30, 2011, the Funds incurred 12b-1 fees pursuant to their respective Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees on Class B shares, and all 12b-1 fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 service fees on Class B shares and 12b-1 fees on Class C shares are paid to financial intermediaries.

12b-1 Fees Incurred by each Fund for the Fiscal Year Ended June 30, 2011

Nuveen Conservative Allocation Fund
Class A	$94,518
Class B	11,256
Class C	99,803
Class R3	493

Total	$206,070

Nuveen Moderate Allocation Fund
Class A	$76,711
Class B	21,220
Class C	96,188
Class R3	2,156

Total	$196,275

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PwC provides assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report dated June 30, 2011. Each Fund’s Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800) 257-8787.

GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are nine series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class B shares, Class C shares, Class R3 shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B shares (available in only certain series) automatically convert into Class A shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

MAI-ALLO-1011P

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking professional asset allocation based on a combination of quantitative and qualitative market analysis

Annual Report

August 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSGBX	FSACX	FSASX	FSAYX
Nuveen Strategy Growth Allocation Fund	FAGSX	FSNBX	FSNCX	FSNSX	FSGYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKBX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSFBX	FSJCX	FSJSX	FSFYX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 23, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. The Funds are managed with input from Nuveen Asset Management’s Asset Allocation Committee, which consists of nine members including an economist and specialists in equity, fixed income and real asset investing. We recently asked managers David Cline and James Colon, CFA, to discuss the economic and market conditions, key portfolio management strategies and Funds’ performance during the twelve months ending August 31, 2011. David, who has 22 years of investment experience, has led the team responsible for the management of the Funds since their inceptions in September 2001, and is an Asset Allocation Committee member. James, with 11 years of investment experience, became co-portfolio manager of the Funds and a member of the Asset Allocation Committee effective May 31, 2011.

What were the general market conditions and trends over the course of the period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in the housing market and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its August 2011 meeting, the central bank said that it anticipated keeping the fed funds rate at “exceptionally low levels” through mid-2013.

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did one year earlier. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.1% in August 2011, down from 9.6% one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, increased at an annual rate of 1.0% for second quarter of 2011, according to the Commerce Department.

Nuveen Investments	5

The U.S equity markets generally rose during the twelve-month period, with the major indexes producing strong, double-digit gains. However, even though many companies continued to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

The last two months of the period saw global equities markets fall into a downward trend. Some of this decline was a result of investors attempting to sort out appropriate price levels for Japanese equities, as the impact of March’s tragic earthquake and tsunami continued to be felt. Sustained Middle Eastern/North African turmoil added to market volatility, with political upheavals in that region making conditions opaque and challenging for investors to confidently assess.

The aggregate effect of all these events caused earlier market optimism to be replaced by full-fledged risk aversion as investors began to acknowledge the possibility of a double-dip recession. Many investors flocked to fixed-income securities considered to be relatively safe. As a result, yields on U.S. Treasuries fell to their lowest levels ever. For example, the 10-year Treasury yielded 2.07% as of August 19, 2011.

How did the Funds perform during the twelve-month period ended August 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year, ten-year and since inception periods ending August 31, 2011. Each Fund’s Class A Share total returns are compared with the performance of an appropriate Dow Jones Index and a Lipper peer group average.

Nuveen Strategy Aggressive Growth Allocation Fund

(formerly known as First American Strategy Aggressive Growth Allocation Fund)

What was the Fund’s investment strategy over this reporting period, and how did the Fund perform?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Dow Jones Index, but outperformed the Lipper category average for the twelve-month period ended August 31, 2011.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek a high level of capital growth, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Within the stock and bond portions of the Fund’s portfolio, the investments in other Nuveen funds offer the potential for broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income

6	Nuveen Investments

securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes based on recommendations from the Asset Allocation Committee.

What were the Fund’s portfolio allocations over the twelve-month reporting period?

In light of the Fund’s objective to provide a high level of capital growth, the majority of its portfolio continued to be comprised of equities. Domestic stocks made up the largest weighting in the Fund, averaging approximately 59% of its overall portfolio during the one-year period. In order to achieve broadly diversified U.S. equity exposure, we invested in a combination of large-, mid- and small-cap funds across the value/growth spectrum, and tactically used futures contracts. The Fund used equity futures as an overlay to adjust the exposures created by the several funds that constitute the aggressive growth allocation strategy. In this period, the Fund had purchased futures on the S&P 500 Index, S&P Midcap 400 Index and MSCI Emerging Markets Index to increase its exposure to stocks in these indexes. Additionally, the Fund sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

Within the equity asset class, we tactically overweighted large-capitalization stocks during the period; however, we pulled back this emphasis somewhat as the period progressed. Large-cap exposure dropped from 55.5% of assets at the beginning of the period to 48.3% by the fiscal year end. We continued to believe that larger companies were relatively more attractive than smaller ones, based on what often are more predictable earnings, stronger balance sheets and better access to credit markets. Meanwhile, many smaller-sized companies continued to be negatively impacted by credit restrictions. Although the Nuveen Large Cap Growth Opportunities Fund remained our most significant weighting in the large-cap space, averaging around 12% of assets, we moved to further diversify exposure during the period. We added three other large-cap funds from the Nuveen family during the fiscal year, including the Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund, which together represented 3.9% of assets by period end. While we continued to underweight mid- and small-cap domestic stocks, this stance also changed during the period as we sought to maintain appropriate diversity. Together, mid- and small-caps represented 5.0% of assets at the beginning of the period and 6.1% at the end.

The Fund continued to have a significant weighting in international equities; however, we did make a tactical decision to pull back overall exposure during the period based on concerns about a range of issues overseas. In the emerging markets, particularly China, inflation worries moved to the forefront as investors began to discount the effects of policy tightening. Also, the sovereign debt crisis continued in Europe as governments in the eurozone countries sought to resolve a variety of issues. In addition, the Japanese earthquake and tsunami, and ensuing nuclear plant difficulties, caused supply chain disruptions, leading to major problems with production and trade. These issues led us to lower the Fund’s overall exposure to international equities from 34.7% of assets to 26.4%

Nuveen Investments	7

by period end. Within the international equity asset class, the majority of the Fund’s exposure continued to come from the Nuveen International Select Fund, which invests in securities from developed and emerging markets. This Fund comprised 18.4% of the Strategy Aggressive Growth Allocation Fund’s overall portfolio by the end of the reporting period. However, we also diversified international exposure with the addition of two more Nuveen funds during the fiscal year: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation. Together these two new holdings comprised 8.0% of the Fund’s portfolio by period end. At times throughout the period, we also used futures contracts to more precisely adjust the Fund’s exposure to international equities.

We further diversified the Fund’s portfolio in October 2010 by adding a new position in an absolute return product called the Nuveen Tactical Market Opportunities Fund. This product uses a combination of long and short positions in a broad array of investment vehicles in an attempt to generate positive returns across a variety of market environments. After establishing a 4.2% position early on, we gradually increased the Fund’s exposure throughout the fiscal year to end at 6.4% of assets. The Nuveen Tactical Market Opportunities Fund took on added importance during the highly volatile final months of the reporting period as it maintained its very moderate risk level and low correlation to the equity markets.

We maintained the Fund’s exposure to the commodities and real estate sectors throughout the period, making minor tactical adjustments to these asset class weightings as necessary. The Fund’s commodities exposure was comprised of two exchange-traded funds: the iShares S&P GSCI Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund. Real estate exposure resulted from a position in the Nuveen Real Estate Securities Fund. We ended the period with a neutral stance in both the commodities and real estate sectors, which averaged 5.3% and 4.7% of Fund assets, respectively, during the period.

While the Fund typically has very limited fixed-income exposure, we moved to further tactically underweight this asset class partway through the fiscal year. As a result, the Fund maintained very low, and at times net short, exposure to fixed income for the balance of the reporting period. In the final months of the fiscal year, we slightly increased the Fund’s fixed-income weighting and also broadened its holdings to include alternative fixed-income investments. To that end, we initiated small positions in the Nuveen High Yield Municipal Bond Fund, the Nuveen Preferred Securities Fund and the Nuveen High Income Bond Fund. These products have fixed-income characteristics while offering higher yields than more traditional fixed-income securities.

The Fund’s allocation to cash remained at approximately 2% throughout the period to accommodate daily cash flow and futures collateral requirements.

8	Nuveen Investments

Nuveen Strategy Growth Allocation Fund

(formerly known as First American Strategy Growth Allocation Fund)

What was the Fund’s investment strategy over this reporting period, and how did the Fund perform?

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Dow Jones Index and the Lipper category for the twelve-month period ended August 31, 2011.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek capital growth with a moderate level of current income, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds and 25% fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Within the stock and bond portions of the Fund’s portfolio, the underlying Nuveen funds offer the potential for broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

What were the portfolio allocations over the twelve-month reporting period?

In light of the Fund’s objective to provide capital growth with a moderate level of current income, the majority of its portfolio continued to be comprised of equities. Domestic stocks made up the largest weighting in the Fund, averaging approximately 49% of its overall portfolio during the one-year period. In order to achieve broadly diversified U.S. equity exposure, we invested in a combination large-, mid- and small-cap funds across the value/growth spectrum and tactically used futures contracts. The Fund used equity futures as an overlay to adjust the exposures created by the several funds that constitute the growth allocation strategy. In this period, the Fund had purchased futures on the S&P 500 Index, S&P Midcap 400 Index and MSCI Emerging Markets Index to increase its exposure to stocks in these indexes, and had sold futures contracts on the Russell 2000 Index to decrease its exposure to stocks in that index. Additionally, the Fund sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

Within the equity asset class, we tactically overweighted large-capitalization stocks during the period; however, we pulled back this emphasis somewhat as the period progressed. Large-cap exposure dropped from 44.6% of assets at the beginning of the period to 37.8% by the fiscal year end. We continued to believe that larger companies were relatively more attractive than smaller ones based on what often are more predictable earnings, stronger balance sheets and better access to credit markets. Meanwhile, many smaller-sized companies continued to be more negatively impacted by credit restrictions. Although the Nuveen Large Cap Growth Opportunities Fund remained our most significant weighting in the large-cap space, averaging around 9% of assets, we moved to

Nuveen Investments	9

further diversify exposure during the period. We added three other large-cap funds from the Nuveen family during the fiscal year, including the Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund, which together represented 4.0% of assets by period end. While we continued to underweight mid- and small-cap domestic stocks, we changed this stance during the period as we sought to maintain appropriate diversity. Together, mid- and small-caps represented 4.2% of assets at the beginning of the period and 5.5% at the end.

The Fund continued to have a significant weighting in international equities; however, we did make a tactical decision to pull back overall exposure during the period based on concerns about a range of issues overseas. In the emerging markets, particularly China, inflation worries moved to the forefront as investors began to discount the effects of policy tightening. Also, the sovereign debt crisis continued in Europe as governments in the eurozone countries sought to resolve a variety of issues. In addition, the Japanese earthquake and tsunami, and ensuing nuclear plant difficulties, caused supply chain disruptions, leading to significant problems with production and trade. These issues led us to lower the Fund’s overall exposure to international equities from 29.0% of assets to 21.4% by period end. Within the international equity asset class, the majority of the Fund’s exposure continued to come from the Nuveen International Select Fund, which invests in securities from across developed and emerging markets. This Fund comprised 14.3% of the Fund’s overall portfolio by the end of the reporting period. However, we also diversified international exposure with the addition of two more Nuveen funds during the fiscal year: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation. Together these two new holdings comprised 6.2% of the Fund’s portfolio by period end. At times throughout the period, we also used futures contracts to more precisely adjust the Fund’s exposure to international equities.

In the Fund’s fixed-income exposure, we began the period with a 19.2% weighting and soon moved to tactically underweight the asset class. In the final months of the reporting period, we slightly increased fixed income, ending with a 21.8% weighting. While the Fund’s largest fixed-income holdings continued to be the Nuveen Core Bond Fund and the Nuveen Total Return Bond Fund, we also broadened exposure to include alternative fixed-income investments. We initiated small positions in the Nuveen High Yield Municipal Bond Fund, the Nuveen Preferred Securities Fund and the Nuveen High Income Bond Fund, which totaled 5.7% of assets by period end. These products have fixed-income characteristics while offering higher yields than more traditional fixed-income securities.

We further diversified the Fund’s portfolio in October 2010 by adding a new position in an absolute return product called the Nuveen Tactical Market Opportunities Fund. This product uses a combination of long and short positions in a broad array of investment vehicles in an attempt to generate positive returns across a variety of market environments. After establishing a 3.1% position early on, we gradually increased the Fund’s exposure to this product throughout the fiscal year to end at 6.0% of assets. The Nuveen Tactical Market Opportunities Fund took on added importance during the highly volatile final months of the reporting period as it maintained its very moderate risk level and low correlation to the equity markets.

10	Nuveen Investments

We maintained the Fund’s exposure to the commodities, real estate and global infrastructure sectors throughout the period, making minor tactical adjustments to these asset class weightings as necessary. The Fund’s commodities exposure was comprised of two exchange-traded funds: the iShares S&P GSCI Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund. Real estate and global infrastructure exposure resulted from positions in the Nuveen Real Estate Securities Fund and the Nuveen Global Infrastructure Fund. We ended the period with a neutral stance in the commodities, real estate and global infrastructure sectors, which averaged 4.3%, 4.5% and 0.9% of Fund assets, respectively, during the period.

The Fund’s allocation to cash remained at approximately 1% throughout the period to accommodate daily cash flow and futures collateral requirements.

Nuveen Strategy Balanced Allocation Fund

(formerly known as First American Strategy Balanced Allocation Fund)

What was the Fund’s investment strategy over this reporting period, and how did the Fund perform?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Dow Jones Index and outperformed the Lipper category average for the twelve-month period ended August 31, 2011.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek capital growth and current income, the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds, with 40% allocated to fixed income, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Within the stock and bond portions of the Fund’s portfolio, the underlying funds offer the potential for broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

What were the portfolio allocations over the twelve-month reporting period?

In light of the Fund’s objective to provide both capital growth and current income, the majority of its portfolio continued to be comprised of equities. Domestic stocks made up the largest weighting in the Fund, averaging approximately 39% of its overall portfolio during the one-year period. In order to achieve broadly diversified U.S. equity exposure, we invested in a combination large-, mid- and small-cap funds across the value/growth spectrum and tactically used futures contracts. The Fund used equity futures as an overlay to adjust the exposures created by the several funds that constitute the balanced allocation strategy. In this period, the Fund purchased futures on the S&P 500 Index, S&P Midcap 400 Index and MSCI Emerging Markets Index to increase its exposure to stocks in these indexes, and sold futures contracts on the Russell 2000 Index to decrease its exposure to

Nuveen Investments	11

stocks in that index. Additionally, the Fund sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

Within the equity asset class, we tactically overweighted large-capitalization stocks during the period; however, we pulled back this emphasis slightly as the period progressed. Large-cap exposure dropped from 32.9% of assets at the beginning of the period to 29.5% by the fiscal year end. We continued to believe that larger companies were relatively more attractive than smaller ones based on what often are more predictable earnings, stronger balance sheets and better access to credit markets. Meanwhile, many smaller-sized companies continued to be more negatively impacted by credit restrictions. Although the Nuveen Large Cap Growth Opportunities Fund remained our most significant weighting in the large-cap space, averaging around 7% of assets, we moved to further diversify exposure during the period. We added three other large-cap funds from the Nuveen family during the fiscal year, including the Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund, which together represented 3.9% of assets by period end. While we continued to underweight mid- and small-cap domestic stocks, this stance changed during the period as we sought to maintain appropriate diversity. Together, mid- and small-caps represented 3.5% of assets at the beginning of the period and 4.8% at the end.

The Fund continued to have a significant weighting in international equities; however, we did make a tactical decision to pull back overall exposure during the period based on concerns about a range of issues overseas. In the emerging markets, particularly China, inflation worries moved to the forefront as investors began to discount the effects of policy tightening. Also, the sovereign debt crisis continued in Europe as governments in the eurozone countries sought to resolve a variety of issues. In addition, the Japanese earthquake and tsunami, and ensuing nuclear plant difficulties, caused supply chain disruptions, leading to significant problems with production and trade. These issues led us to lower the Fund’s overall exposure to international equities from 22.8% of assets to 18.2% by period end. Within the international equity asset class, the majority of the Fund’s exposure continued to come from the Nuveen International Select Fund, which invests in securities from across developed and emerging markets. This Fund comprised 12.0% of the Fund’s overall portfolio by the end of the reporting period. However, we also diversified international exposure with the addition of two more Nuveen funds during the fiscal year: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation. Together these two new holdings comprised 5.1% of the Fund’s portfolio by period end. At times throughout the period, we also used futures contracts to more precisely adjust the Fund’s exposure to international equities.

In the Fund’s fixed-income exposure, we began the period with a 37.8% weighting and soon moved to tactically underweight the asset class. In the final months of the reporting period, we slightly increased fixed income, ending with a 36.8% weighting. While the Fund’s largest fixed-income holding continued to be the Nuveen Core Bond Fund, we also broadened its exposure to include alternative fixed-income investments. We initiated small positions in the Nuveen High Yield Municipal Bond Fund, the Nuveen Preferred Securities Fund and the Nuveen High Income Bond Fund, which totaled 4.8% of assets by period end. These products have fixed-income characteristics while offering higher yields than more traditional fixed-income securities.

12	Nuveen Investments

We further diversified the Fund’s portfolio in October 2010 by adding a new position in an absolute return product called the Nuveen Tactical Market Opportunities Fund. This product uses a combination of long and short positions in a broad array of investment vehicles in an attempt to generate positive returns across a variety of market environments. After establishing a 2.1% position early on, we gradually increased the Fund’s exposure to this product throughout the fiscal year to end at 5.1% of assets. The Nuveen Tactical Market Opportunities Fund took on added importance during the highly volatile final months of the reporting period as it maintained its very moderate risk level and low correlation to the equity markets.

We maintained the Fund’s exposure to the commodities, real estate and global infrastructure sectors throughout the period, making minor tactical adjustments to these asset class weightings as necessary. The Fund’s commodities exposure was comprised of two exchange-traded funds: the iShares S&P GSCI Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund. Real estate and global infrastructure exposure resulted from positions in the Nuveen Real Estate Securities Fund and the Nuveen Global Infrastructure Fund. We ended the period with a neutral stance in the commodities, real estate and global infrastructure sectors, which averaged 3.1%, 3.4% and 0.9% of Fund assets, respectively, during the period.

The Fund’s allocation to cash remained at approximately 1% throughout the period to accommodate daily cash flow and futures collateral requirements.

Nuveen Strategy Conservative Allocation Fund

(formerly known as First American Strategy Conservative Allocation Fund)

What was the Fund’s investment strategy over the reporting period, and how did the Fund perform?

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Dow Jones Index and the Lipper category average for the twelve-month period ended August 31, 2011.

The Fund’s overall investment strategy is to invest primarily in a portfolio of other Nuveen funds to seek a high level of current income consistent with limited risk to capital, which is the Fund’s investment objective. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 70% fixed-income funds, with 30% allocated to stocks, commodities and absolute return funds. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Within the stock and bond portfolios, the underlying Nuveen funds offer the potential for broad diversification among domestic and foreign equities; large-, mid-, and small-cap equities; growth and value equities; domestic and foreign fixed-income securities, and investment-grade and higher-yielding fixed-income securities. As short-term opportunities are identified in the marketplace, we make tactical portfolio adjustments to appropriate asset classes in the Fund based on recommendations from the Asset Allocation Committee.

Nuveen Investments	13

What were the portfolio allocations over the twelve-month reporting period?

In light of the Fund’s objective to provide a high level of current income with limited risk to capital, its assets were allocated primarily to fixed income funds. We began the period with a 70.2% position in fixed income and soon moved to tactically underweight the asset class. In the final months of the reporting period, we scaled back the underweight slightly, ending with a 66.5% weighting. The majority of the portfolio’s exposure within fixed income came from three funds — the Nuveen Core Bond Fund, the Nuveen Total Return Bond Fund and the Nuveen Intermediate Term Bond Fund — which, in aggregate, totaled 60.7% of the portfolio at the end of the period. However, we also broadened the Fund’s exposure to include alternative fixed income investments. We initiated small positions in the Nuveen High Yield Municipal Bond Fund, the Nuveen Preferred Securities Fund and the Nuveen High Income Bond Fund, which totaled 4.5% of assets by period end. These products have fixed income characteristics while offering higher yields than more traditional fixed income securities.

Domestic equity exposure averaged approximately 17% of the Fund’s assets during the one-year period through a combination large-cap, mid-cap and small-cap funds across the value/growth spectrum along with the tactical use of futures contracts. The Fund used equity futures as an overlay to adjust the exposures created by the several funds that constitute the conservative allocation strategy. In this period, the Fund had purchased futures on the S&P 500 Index to increase its exposure to that asset type, and sold futures contracts on the Russell 2000 Index to decrease its exposure to stocks in that index. Additionally, the Fund sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

Within the equity asset class, we tactically overweighted large-capitalization stocks during the period; however, we pulled back this emphasis slightly as the period progressed. We also moved to further diversify the Fund’s large-cap exposure during the period by adding three other funds from the Nuveen family, including the Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Winslow Large-Cap Growth Fund and the Nuveen NWQ Large-Cap Value Fund.

The Fund’s foreign equity exposure, which we did slightly pull back over the course of the period, averaged approximately 8% of assets for the fiscal year. Within the asset class, the majority of the Fund’s exposure continued to come from the Nuveen International Select Fund, which invests in securities from developed and emerging markets. However, we also diversified international exposure with the addition of two more Nuveen funds during the fiscal year: the Nuveen Santa Barbara International Growth Fund, which focuses on growth stocks, and the Nuveen Tradewinds International Value Fund, which has a value orientation. At times throughout the period, we also used futures contracts to more precisely adjust the Fund’s exposure to international equities.

We further diversified the Fund’s portfolio in October 2010 by adding a new position in an absolute return product called the Nuveen Tactical Market Opportunities Fund. This product uses a combination of long and short positions in a broad array of investment vehicles in an attempt to generate positive returns across a variety of market environments. After establishing a 1.0% position early on, we gradually increased the Fund’s exposure to this product throughout the fiscal year to end at 4.0% of assets.

14	Nuveen Investments

The Nuveen Tactical Market Opportunities Fund took on added importance during the highly volatile final months of the reporting period as it maintained its very moderate risk level and low correlation to the equity markets.

We maintained the Fund’s exposure to the global infrastructure, commodities and real estate sectors throughout the period, making minor tactical adjustments to these asset class weightings as necessary. Global infrastructure and real estate exposure resulted from positions in the Nuveen Global Infrastructure Fund and the Nuveen Real Estate Securities Fund. The Fund’s commodities exposure was comprised of two exchange-traded funds: the iShares S&P GSCI Commodity-Indexed Trust and the PowerShares DB Commodity Index Tracking Fund (this position was sold before the end of the period). We ended the period with a neutral stance in the global infrastructure, commodities and real estate sectors, which averaged 3.0%, 1.2% and 1.1% of Fund assets, respectively, during the period.

The Fund’s allocation to cash remained at approximately 1% throughout the period to accommodate daily cash flow and futures collateral requirements.

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be higher than the cost to invest in shares of the underlying funds.

Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, market risk, volatility related to small- and mid-cap stocks, non-diversification risk, foreign securities risk, and credit and interest-rate risk related to debt securities. A Fund’s potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

The Funds are actively managed and the performance therefore will reflect in part the sub-adviser’s ability to make asset allocation and other investment decisions to achieve the Funds’ investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper category average return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	16.38%	1.97%	5.51%
Class A Shares at maximum Offering Price	9.73%	0.76%	4.48%
Dow Jones Moderately Aggressive U.S. Portfolio Index**	17.09%	3.24%	6.60%
Lipper Flexible Portfolio Funds Category Average**	11.89%	2.93%	5.66%

Class B Shares w/o CDSC	15.56%	1.20%	4.72%
Class B Shares w/CDSC	10.56%	1.01%	4.72%
Class C Shares	15.55%	1.20%	4.73%
Class I Shares	16.68%	2.20%	5.75%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	16.21%	1.72%	3.96%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	29.30%	4.02%	6.47%
Class A Shares at maximum Offering Price	21.84%	2.80%	5.82%
Class B Shares w/o CDSC	28.16%	3.22%	5.66%
Class B Shares w/CDSC	23.16%	3.04%	5.66%
Class C Shares	28.18%	3.24%	5.67%
Class I Shares	29.38%	4.25%	6.71%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	28.92%	3.77%	4.00%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Since inception returns for Class A, B, C and I Shares, and for the Index and Lipper category average, are from 9/24/01.

**	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.58%	1.35%
Class B	2.33%	2.10%
Class C	2.33%	2.10%
Class R3	1.83%	1.60%
Class I	1.33%	1.10%

The investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expenses reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of August 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	14.46%	2.70%	5.42%
Class A Shares at maximum Offering Price	7.83%	1.49%	4.79%
Dow Jones Moderate U.S. Portfolio Index**	13.66%	4.15%	6.51%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average**	12.69%	2.03%	4.77%

Class B Shares w/o CDSC	13.73%	1.93%	4.64%
Class B Shares w/CDSC	8.73%	1.76%	4.64%
Class C Shares	13.77%	1.96%	4.65%
Class I Shares	14.76%	2.94%	5.67%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	14.24%	2.43%	4.10%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	25.02%	4.42%	6.18%
Class A Shares at maximum Offering Price	17.82%	3.19%	5.53%
Class B Shares w/o CDSC	23.99%	3.64%	5.39%
Class B Shares w/CDSC	18.99%	3.46%	5.39%
Class C Shares	24.02%	3.64%	5.40%
Class I Shares	25.30%	4.67%	6.43%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	24.65%	4.16%	4.15%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Since inceptions returns for Class A, B, C and I Shares, and for the Index and Lipper category average, are from 9/24/01.
**	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.49%	1.30%
Class B	2.24%	2.05%
Class C	2.24%	2.05%
Class R3	1.74%	1.55%
Class I	1.24%	1.05%

The investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of August 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	12.32%	3.24%	5.30%
Class A Shares at maximum Offering Price	5.88%	2.03%	4.67%
Dow Jones Moderate U.S. Portfolio Index**	13.66%	4.15%	6.51%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average**	10.71%	2.67%	4.92%

Class B Shares w/o CDSC	11.43%	2.45%	4.52%
Class B Shares w/CDSC	6.43%	2.29%	4.52%
Class C Shares	11.57%	2.48%	4.52%
Class I Shares	12.63%	3.50%	5.56%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	12.06%	2.96%	4.23%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	21.25%	4.76%	5.93%
Class A Shares at maximum Offering Price	14.24%	3.53%	5.28%
Class B Shares w/o CDSC	20.26%	3.97%	5.15%
Class B Shares w/CDSC	15.26%	3.80%	5.15%
Class C Shares	20.28%	3.97%	5.14%
Class I Shares	21.48%	5.02%	6.18%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	20.81%	4.48%	4.34%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Since inception returns for Class A, B, C and R3, and for the Index and Lipper category average, are from 9/24/01.

**	Refer to the Glossary of Terms Used in the Report for definitions.

22	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.38%	1.26%
Class B	2.13%	2.01%
Class C	2.13%	2.01%
Class R3	1.63%	1.51%
Class I	1.13%	1.01%

The investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of August 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	8.39%	4.53%	5.30%
Class A Shares at maximum Offering Price	2.13%	3.29%	4.67%
Dow Jones Conservative U.S. Portfolio Index**	6.85%	6.05%	6.09%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average**	7.97%	3.55%	4.49%

Class B Shares w/o CDSC	7.66%	3.75%	4.50%
Class B Shares w/CDSC	2.66%	3.58%	4.50%
Class C Shares	7.66%	3.55%	4.52%
Class I Shares	8.78%	4.80%	5.56%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	8.17%	4.28%	4.66%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	13.44%	5.47%	5.58%
Class A Shares at maximum Offering Price	6.93%	4.22%	4.95%
Class B Shares w/o CDSC	12.49%	4.67%	4.78%
Class B Shares w/CDSC	7.50%	4.50%	4.78%
Class C Shares	12.49%	4.68%	4.79%
Class I Shares	13.63%	5.73%	5.84%

	Average Annual

	1-Year	5-Year	10-Year
Class R3 Shares	12.99%	5.20%	4.88%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available only to certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Since inception returns for Class A, B, C and I Shares, and the Index and Lipper category average, are from 9/24/01.

**	Refer to the Glossary of Terms Used in the Report for definitions.

24	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.42%	1.17%
Class B	2.17%	1.92%
Class C	2.17%	1.92%
Class R3	1.67%	1.42%
Class I	1.17%	0.92%

The investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed .40%, 1.15%, 1.15%, .65%, and .15% for Class A, Class B, Class C, Class R3, and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of August 31, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Holding Summaries (Unaudited) as of August 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio Allocation1

Nuveen Strategy Growth Allocation Fund

Portfolio Allocation1

Nuveen Strategy Balanced Allocation Fund

Portfolio Allocation1

Nuveen Strategy Conservative Allocation Fund

Portfolio Allocation1

1	As a percentage of total investments, as of August 31, 2011. Holdings are subject to change.

26	Nuveen Investments

Nuveen Aggressive Growth Allocation

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	3.2%
PowerShares DB Commodity Index Tracking Fund	2.1%
Total Non-Affiliated Commodity Funds	5.3%
Nuveen Equity Income Fund, Class I	3.5%
Nuveen International Select Fund, Class I	18.3%
Nuveen Large Cap Growth Opportunities Fund, Class I	11.0%
Nuveen Large Cap Select Fund, Class I	6.7%
Nuveen Large Cap Value Fund, Class I	7.5%
Nuveen Mid Cap Growth Opportunities Fund, Class I	2.1%
Nuveen Mid Cap Value Fund, Class I	1.9%
Nuveen NWQ Large-Cap Value Fund, Class I	1.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	9.4%
Nuveen Real Estate Securities Fund, Class I	4.1%
Nuveen Santa Barbara Dividend Growth Fund, Class I	1.5%
Nuveen Santa Barbara International Growth Fund, Class I	4.0%
Nuveen Small Cap Growth Opportunities Fund, Class I	0.5%
Nuveen Small Cap Select Fund, Class I	1.0%
Nuveen Small Cap Value Fund, Class I	0.6%
Nuveen Tactical Market Opportunities Fund, Class I	6.3%
Nuveen Tradewinds International Value Fund, Class I	4.0%
Nuveen Winslow Large-Cap Growth Fund, Class I	1.2%
Total Equity Funds	84.8%
Nuveen Core Bond Fund, Class I	0.0%
Nuveen High Income Bond Fund, Class I	0.8%
Nuveen High Yield Municipal Bond Fund, Class I	3.9%
Nuveen Inflation Protected Securities Fund, Class I	0.0%
Nuveen Preferred Securities Fund, Class I	0.7%
Nuveen Total Return Bond Fund, Class I	1.9%
Total Fixed Income Funds	7.3%
Total Short-Term Investments	2.6%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 8/31/11
iShares S&P GSCI Commodity-Indexed Trust	24.5%
PowerShares DB Commodity Index Tracking Fund	35.9%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	17.4%
Nuveen International Select Fund, Class I	10.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	27.7%
Nuveen Large Cap Select Fund, Class I	15.9%
Nuveen Large Cap Value Fund, Class I	11.4%
Nuveen Mid Cap Growth Opportunities Fund, Class I	31.5%
Nuveen Mid Cap Value Fund, Class I	10.6%
Nuveen NWQ Large-Cap Value Fund, Class I	14.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	18.9%
Nuveen Real Estate Securities Fund, Class I	19.2%
Nuveen Santa Barbara Dividend Growth Fund, Class I	21.1%
Nuveen Santa Barbara International Growth Fund, Class I	17.2%
Nuveen Small Cap Growth Opportunities Fund, Class I	25.5%
Nuveen Small Cap Select Fund, Class I	22.2%
Nuveen Small Cap Value Fund, Class I	27.5%
Nuveen Tactical Market Opportunities Fund, Class I	8.0%
Nuveen Tradewinds International Value Fund, Class I	5.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	25.1%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	4.3%
Nuveen High Income Bond Fund, Class I	8.2%
Nuveen High Yield Municipal Bond Fund, Class I	(0.1)%
Nuveen Inflation Protected Securities Fund, Class I	10.3%
Nuveen Preferred Securities Fund, Class I	6.1%
Nuveen Total Return Bond Fund, Class I	5.5%

1	As a percentage of total investments (excluding investments in derivatives) as of August 31, 2011. Holdings are subject to change.

Nuveen Investments	27

Holding Summaries (Unaudited) (continued) as of August 31, 2011

Nuveen Strategy Growth Allocation

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	3.3%
PowerShares DB Commodity Index Tracking Fund	1.1%
Total Non-Affiliated Commodity Funds	4.4%
Nuveen Equity Income Fund, Class I	2.9%
Nuveen Global Infrastructure Fund, Class I	1.0%
Nuveen International Select Fund, Class I	14.3%
Nuveen Large Cap Growth Opportunities Fund, Class I	8.4%
Nuveen Large Cap Select Fund, Class I	5.6%
Nuveen Large Cap Value Fund, Class I	5.9%
Nuveen Mid Cap Growth Opportunities Fund, Class I	1.9%
Nuveen Mid Cap Value Fund, Class I	1.8%
Nuveen NWQ Large-Cap Value Fund, Class I	1.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	8.0%
Nuveen Real Estate Securities Fund, Class I	4.1%
Nuveen Santa Barbara Dividend Growth Fund, Class I	1.5%
Nuveen Santa Barbara International Growth Fund, Class I	3.1%
Nuveen Small Cap Growth Opportunities Fund, Class I	0.9%
Nuveen Small Cap Select Fund, Class I	0.9%
Nuveen Tactical Market Opportunities Fund, Class I	6.0%
Nuveen Tradewinds International Value Fund, Class I	3.1%
Nuveen Winslow Large-Cap Growth Fund, Class I	1.3%
Total Equity Funds	71.9%
Nuveen Core Bond Fund, Class I	8.0%
Nuveen High Income Bond Fund, Class I	0.9%
Nuveen High Yield Municipal Bond Fund, Class I	3.8%
Nuveen Inflation Protected Securities Fund, Class I	0.1%
Nuveen Preferred Securities Fund, Class I	1.0%
Nuveen Total Return Bond Fund, Class I	8.0%
Total Fixed Income Funds	21.8%
Total Short-Term Investments	1.9%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 8/31/11
iShares S&P GSCI Commodity-Indexed Trust	24.5%
PowerShares DB Commodity Index Tracking Fund	35.9%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	17.4%
Nuveen Global Infrastructure Fund, Class I	15.7%
Nuveen International Select Fund, Class I	10.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	27.7%
Nuveen Large Cap Select Fund, Class I	15.9%
Nuveen Large Cap Value Fund, Class I	11.4%
Nuveen Mid Cap Growth Opportunities Fund, Class I	31.5%
Nuveen Mid Cap Value Fund, Class I	10.6%
Nuveen NWQ Large-Cap Value Fund, Class I	14.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	18.9%
Nuveen Real Estate Securities Fund, Class I	19.2%
Nuveen Santa Barbara Dividend Growth Fund, Class I	21.1%
Nuveen Santa Barbara International Growth Fund, Class I	17.2%
Nuveen Small Cap Growth Opportunities Fund, Class I	25.5%
Nuveen Small Cap Select Fund, Class I	22.2%
Nuveen Tactical Market Opportunities Fund, Class I	8.0%
Nuveen Tradewinds International Value Fund, Class I	5.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	25.1%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	4.3%
Nuveen High Income Bond Fund, Class I	8.2%
Nuveen High Yield Municipal Bond Fund, Class I	(0.1)%
Nuveen Inflation Protected Securities Fund, Class I	10.3%
Nuveen Preferred Securities Fund, Class I	6.1%
Nuveen Total Return Bond Fund, Class I	5.5%

1	As a percentage of total investments (excluding investments in derivatives) as of August 31, 2011. Holdings are subject to change.

28	Nuveen Investments

Nuveen Strategy Balanced Allocation

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	2.6%
PowerShares DB Commodity Index Tracking Fund	0.4%
Total Non-Affiliated Commodity Funds	3.0%
Nuveen Equity Income Fund, Class I	2.8%
Nuveen Global Infrastructure Fund, Class I	1.0%
Nuveen International Select Fund, Class I	12.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	6.2%
Nuveen Large Cap Select Fund, Class I	4.1%
Nuveen Large Cap Value Fund, Class I	4.2%
Nuveen Mid Cap Growth Opportunities Fund, Class I	1.4%
Nuveen Mid Cap Value Fund, Class I	1.4%
Nuveen NWQ Large-Cap Value Fund, Class I	1.1%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	5.9%
Nuveen Real Estate Securities Fund, Class I	3.1%
Nuveen Santa Barbara Dividend Growth Fund, Class I	1.5%
Nuveen Santa Barbara International Growth Fund, Class I	2.5%
Nuveen Small Cap Growth Opportunities Fund, Class I	1.0%
Nuveen Small Cap Select Fund, Class I	1.0%
Nuveen Tactical Market Opportunities Fund, Class I	4.9%
Nuveen Tradewinds International Value Fund, Class I	2.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	1.2%
Total Equity Funds	57.9%
Nuveen Core Bond Fund, Class I	18.7%
Nuveen High Income Bond Fund, Class I	0.8%
Nuveen High Yield Municipal Bond Fund, Class I	3.1%
Nuveen Inflation Protected Securities Fund, Class I	0.0%
Nuveen Preferred Securities Fund, Class I	0.9%
Nuveen Total Return Bond Fund, Class I	13.2%
Total Fixed Income Funds	36.7%
Total Short-Term Investments	2.4%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 8/31/11
iShares S&P GSCI Commodity-Indexed Trust	24.5%
PowerShares DB Commodity Index Tracking Fund	35.9%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	17.4%
Nuveen Global Infrastructure Fund, Class I	15.7%
Nuveen International Select Fund, Class I	10.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	27.7%
Nuveen Large Cap Select Fund, Class I	15.9%
Nuveen Large Cap Value Fund, Class I	11.4%
Nuveen Mid Cap Growth Opportunities Fund, Class I	31.5%
Nuveen Mid Cap Value Fund, Class I	10.6%
Nuveen NWQ Large-Cap Value Fund, Class I	14.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	18.9%
Nuveen Real Estate Securities Fund, Class I	19.2%
Nuveen Santa Barbara Dividend Growth Fund, Class I	21.1%
Nuveen Santa Barbara International Growth Fund, Class I	17.2%
Nuveen Small Cap Growth Opportunities Fund, Class I	25.5%
Nuveen Small Cap Select Fund, Class I	22.2%
Nuveen Tactical Market Opportunities Fund, Class I	8.0%
Nuveen Tradewinds International Value Fund, Class I	5.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	25.1%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	4.3%
Nuveen High Income Bond Fund, Class I	8.2%
Nuveen High Yield Municipal Bond Fund, Class I	(0.1)%
Nuveen Inflation Protected Securities Fund, Class I	10.3%
Nuveen Preferred Securities Fund, Class I	6.1%
Nuveen Total Return Bond Fund, Class I	5.5%

1	As a percentage of total investments (excluding investments in derivatives) as of August 31, 2011. Holdings are subject to change.

Nuveen Investments	29

Holding Summaries (Unaudited) (continued) as of August 31, 2011

Nuveen Strategy Conservative Allocation

Holding	Weighting[1]
iShares S&P GSCI Commodity-Indexed Trust	1.0%
Total Non-Affiliated Commodity Funds	1.0%
Nuveen Equity Income Fund, Class I	2.7%
Nuveen Global Infrastructure Fund, Class I	2.9%
Nuveen International Select Fund, Class I	5.8%
Nuveen Large Cap Growth Opportunities Fund, Class I	1.9%
Nuveen Large Cap Select Fund, Class I	1.2%
Nuveen Large Cap Value Fund, Class I	1.3%
Nuveen Mid Cap Growth Opportunities Fund, Class I	1.0%
Nuveen NWQ Large-Cap Value Fund, Class I	1.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	2.3%
Nuveen Real Estate Securities Fund, Class I	0.9%
Nuveen Santa Barbara Dividend Growth Fund, Class I	1.5%
Nuveen Santa Barbara International Growth Fund, Class I	1.1%
Nuveen Small Cap Select Fund, Class I	0.9%
Nuveen Tactical Market Opportunities Fund, Class I	3.9%
Nuveen Tradewinds International Value Fund, Class I	1.1%
Nuveen Winslow Large-Cap Growth Fund, Class I	1.3%
Total Equity Funds	31.0%
Nuveen Core Bond Fund, Class I	32.3%
Nuveen High Income Bond Fund, Class I	0.9%
Nuveen High Yield Municipal Bond Fund, Class I	2.6%
Nuveen Inflation Protected Securities Fund, Class I	1.1%
Nuveen Intermediate Term Bond Fund, Class I	10.1%
Nuveen Preferred Securities Fund, Class I	1.0%
Nuveen Total Return Bond Fund, Class I	18.3%
Total Fixed Income Funds	66.3%
Total Short-Term Investments	1.7%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 8/31/11
iShares S&P GSCI Commodity-Indexed Trust	24.5%

Affiliated Equity Funds
Nuveen Equity Income Fund, Class I	17.4%
Nuveen Global Infrastructure Fund, Class I	15.7%
Nuveen International Select Fund, Class I	10.0%
Nuveen Large Cap Growth Opportunities Fund, Class I	27.7%
Nuveen Large Cap Select Fund, Class I	15.9%
Nuveen Large Cap Value Fund, Class I	11.4%
Nuveen Mid Cap Growth Opportunities Fund, Class I	31.5%
Nuveen NWQ Large-Cap Value Fund, Class I	14.2%
Nuveen Quantitative Enhanced Core Equity Fund, Class I	18.9%
Nuveen Real Estate Securities Fund, Class I	19.2%
Nuveen Santa Barbara Dividend Growth Fund, Class I	21.1%
Nuveen Santa Barbara International Growth Fund, Class I	17.2%
Nuveen Small Cap Select Fund, Class I	22.2%
Nuveen Tactical Market Opportunities Fund, Class I	8.0%
Nuveen Tradewinds International Value Fund, Class I	5.6%
Nuveen Winslow Large-Cap Growth Fund, Class I	25.1%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund, Class I	4.3%
Nuveen High Income Bond Fund, Class I	8.2%
Nuveen High Yield Municipal Bond Fund, Class I	(0.1)%
Nuveen Inflation Protected Securities Fund, Class I	10.3%
Nuveen Intermediate Term Bond Fund, Class I	3.6%
Nuveen Preferred Securities Fund, Class I	6.1%
Nuveen Total Return Bond Fund, Class I	5.5%

1	As a percentage of total investments (excluding investments in derivatives) as of August 31, 2011. Holdings are subject to change.

30	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Strategy Aggressive Growth Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/11)	$924.40	$921.20	$921.00	$923.60	$925.30	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$1.94	$5.57	$5.57	$3.15	$0.73	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/11)	$943.90	$940.00	$940.90	$942.40	$944.90	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$1.96	$5.62	$5.63	$3.18	$0.74	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Balanced Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/11)	$958.20	$954.00	$954.00	$956.60	$959.30	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$1.97	$5.66	$5.66	$3.21	$0.74	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	31

Expense Examples (Unaudited) (continued)

Nuveen Strategy Conservative Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (3/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/11)	$995.10	$991.40	$992.40	$994.00	$996.40	$1,023.19	$1,019.41	$1,019.41	$1,021.93	$1,024.45
Expenses Incurred During Period	$2.01	$5.77	$5.78	$3.27	$0.75	$2.04	$5.85	$5.85	$3.31	$0.77

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .40%, 1.15%, 1.15%, .65% and ..15% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

32	Nuveen Investments

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Strategy Aggressive Growth Allocation Fund (formerly known as First American Strategy Aggressive Growth Allocation Fund)

Nuveen Strategy Growth Allocation Fund (formerly known as First American Strategy Growth Allocation Fund)

Nuveen Strategy Balanced Allocation Fund (formerly known as First American Strategy Balanced Allocation Fund)

Nuveen Strategy Conservative Allocation Fund (formerly known as First American Strategy Conservative Allocation Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Strategy Aggressive Growth Allocation Fund (formerly known as First American Strategy Aggressive Growth Allocation Fund), Nuveen Strategy Growth Allocation Fund (formerly known as First American Strategy Growth Allocation Fund), Nuveen Strategy Balanced Allocation Fund (formerly known as First American Strategy Balanced Allocation Fund), and Nuveen Strategy Conservative Allocation Fund (formerly known as First American Strategy Conservative Allocation Fund) (the “Funds”) as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Strategy Aggressive Growth Allocation Fund (formerly known as First American Strategy Aggressive Growth Allocation Fund), Nuveen Strategy Growth Allocation Fund (formerly known as First American Strategy Growth Allocation Fund), Nuveen Strategy Balanced Allocation Fund (formerly known as First American Strategy Balanced Allocation Fund), and Nuveen Strategy Conservative Allocation Fund (formerly known as First American Strategy Conservative Allocation Fund) at August 31, 2011, and the results of their operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

October 7, 2011

Nuveen Investments	33

Portfolio of Investments

Nuveen Strategy Aggressive Growth Allocation Fund

(formerly known as First American Strategy Aggressive Growth Allocation Fund)

August 31, 2011

Shares	Description ▲	Value
	COMMODITY FUNDS – 5.3%

	Non-Affiliated Commodity Funds – 5.3%

92,157	iShares S&P GSCI Commodity-Indexed Trust —	$3,187,711

72,032	PowerShares DB Commodity Index Tracking Fund —	2,172,485
	Total Commodity Funds (cost $5,285,463)	5,360,196
	EQUITY FUNDS – 85.0%

	Affiliated Equity Funds – 85.0%

275,620	Nuveen Equity Income Fund, Class I	3,519,666

1,999,971	Nuveen International Select Fund, Class I	18,559,731

329,344	Nuveen Large Cap Growth Opportunities Fund, Class I —	11,108,780

584,705	Nuveen Large Cap Select Fund, Class I	6,770,888

543,129	Nuveen Large Cap Value Fund, Class I	7,641,825

47,906	Nuveen Mid Cap Growth Opportunities Fund, Class I —	2,102,103

91,397	Nuveen Mid Cap Value Fund, Class I	1,971,444

69,100	Nuveen NWQ Large-Cap Value Fund, Class I	1,174,698

452,737	Nuveen Quantitative Enhanced Core Equity Fund, Class I	9,579,921

217,455	Nuveen Real Estate Securities Fund, Class I	4,120,771

64,642	Nuveen Santa Barbara Dividend Growth Fund, Class I	1,524,905

139,535	Nuveen Santa Barbara International Growth Fund, Class I	4,022,802

26,261	Nuveen Small Cap Growth Opportunities Fund, Class I —	568,036

75,416	Nuveen Small Cap Select Fund, Class I —	983,418

49,948	Nuveen Small Cap Value Fund, Class I —	569,409

574,921	Nuveen Tactical Market Opportunities Fund, Class I	6,416,118

167,224	Nuveen Tradewinds International Value Fund, Class I	4,070,234

39,918	Nuveen Winslow Large-Cap Growth Fund, Class I —	1,212,297
	Total Equity Funds (cost $94,070,628)	85,917,046
	FIXED INCOME FUNDS – 7.4%

	Affiliated Fixed Income Funds – 7.4%

322	Nuveen Core Bond Fund, Class I	3,689

92,993	Nuveen High Income Bond Fund, Class I	796,023

267,368	Nuveen High Yield Municipal Bond Fund, Class I	3,981,104

68	Nuveen Inflation Protected Securities Fund, Class I	778

42,482	Nuveen Preferred Securities Fund, Class I	684,378

183,791	Nuveen Total Return Bond Fund, Class I	1,951,861
	Total Fixed Income Funds (cost $7,272,858)	7,417,833

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 2.6%

	Money Market Funds – 1.1%

1,115,436	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$1,115,436
	U.S. Treasury Obligations – 1.5%

$1,495	U.S. Treasury Bill 0.013%, 10/20/2011 ☐	1,494,973
	Total Short-Term Investments (cost $2,610,223)	2,610,409
	Total Investments – 100.3% (cost $109,239,173)	101,305,484
	Other Assets Less Liabilities – (0.3)% ¯	(273,579)
	Net Assets – 100.0%	$101,031,905

34	Nuveen Investments

Investments in Derivatives

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Futures	Long	15	9/11	$1,089,300	$81,420
S&P 500 Futures	Long	20	9/11	6,088,500	(266,680)
S&P Mid Cap 400 E-Mini Futures	Long	24	9/11	2,098,560	(151,131)
U.S. Treasury 5-Year Notes	Short	(78)	12/11	(9,558,657)	(11,507)
U.S. Treasury 10-Year Notes	Short	(3)	12/11	(387,094)	(617)
					$(348,515)

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

Ω	The rate shown is the annualized seven-day effective yield as of August 31, 2011.

☐	Investment, or portion of investment, has been deposited as intial margin on open futures contracts. Yield shown is the annualized effective yield as of August 31, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen Strategy Growth Allocation Fund

(formerly known as First American Strategy Growth Allocation Fund)

August 31, 2011

Shares	Description ▲	Value
	COMMODITY FUNDS – 4.4%

	Non-Affiliated Commodity Funds – 4.4%

149,610	iShares S&P GSCI Commodity-Indexed Trust —	$5,175,010

55,429	PowerShares DB Commodity Index Tracking Fund —	1,671,739
	Total Commodity Funds (cost $7,094,515)	6,846,749
	EQUITY FUNDS – 71.8%

	Affiliated Equity Funds – 71.8%

349,435	Nuveen Equity Income Fund, Class I	4,462,281

165,711	Nuveen Global Infrastructure Fund, Class I	1,498,023

2,405,098	Nuveen International Select Fund, Class I	22,319,313

389,619	Nuveen Large Cap Growth Opportunities Fund, Class I —	13,141,860

752,244	Nuveen Large Cap Select Fund, Class I	8,710,989

654,207	Nuveen Large Cap Value Fund, Class I	9,204,698

68,435	Nuveen Mid Cap Growth Opportunities Fund, Class I —	3,002,937

134,054	Nuveen Mid Cap Value Fund, Class I	2,891,554

109,865	Nuveen NWQ Large-Cap Value Fund, Class I	1,867,710

591,962	Nuveen Quantitative Enhanced Core Equity Fund, Class I	12,525,920

337,697	Nuveen Real Estate Securities Fund, Class I	6,399,363

102,130	Nuveen Santa Barbara Dividend Growth Fund, Class I	2,409,252

165,005	Nuveen Santa Barbara International Growth Fund, Class I	4,757,091

64,380	Nuveen Small Cap Growth Opportunities Fund, Class I —	1,392,541

103,546	Nuveen Small Cap Select Fund, Class I —	1,350,242

834,509	Nuveen Tactical Market Opportunities Fund, Class I	9,313,121

201,177	Nuveen Tradewinds International Value Fund, Class I	4,896,656

64,792	Nuveen Winslow Large-Cap Growth Fund, Class I —	1,967,744
	Total Equity Funds (cost $117,094,278)	112,111,295
	FIXED INCOME FUNDS – 21.7%

	Affiliated Fixed Income Funds – 21.7%

1,084,078	Nuveen Core Bond Fund, Class I	12,434,369

174,362	Nuveen High Income Bond Fund, Class I	1,492,543

392,669	Nuveen High Yield Municipal Bond Fund, Class I	5,846,839

14,963	Nuveen Inflation Protected Securities Fund, Class I	171,175

96,362	Nuveen Preferred Securities Fund, Class I	1,552,394

1,174,116	Nuveen Total Return Bond Fund, Class I	12,469,116
	Total Fixed Income Funds (cost $33,270,595)	33,966,436

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.9%

	Money Market Funds – 0.7%

1,140,029	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$1,140,029
	U.S. Treasury Obligations – 1.2%

$1,800	U.S. Treasury Bill 0.013%, 10/20/2011 ☐	1,799,967
	Total Short-Term Investments (cost $2,939,771)	2,939,996
	Total Investments – 99.8% (cost $160,399,159)	155,864,476
	Other Assets Less Liabilities – 0.2% ¯	304,367
	Net Assets – 100.0%	$156,168,843

36	Nuveen Investments

Investments in Derivatives

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Futures	Long	3	9/11	$217,860	$16,284
S&P 500 Futures	Long	29	9/11	8,828,325	(383,641)
S&P Mid Cap 400 E-Mini Futures	Long	17	9/11	1,486,480	(107,052)
U.S. Treasury 5-Year Notes	Short	(106)	12/11	(12,989,969)	(15,637)
					$(490,046)

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

☐	Investment, or portion of investment, has been deposited as intial margin on open futures contracts. Yield shown is the annualized effective yield as of August 31, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of August 31, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments

Nuveen Strategy Balanced Allocation Fund

(formerly known as First American Strategy Balanced Allocation Fund)

August 31, 2011

Shares	Description ▲	Value
	COMMODITY FUNDS – 3.0%

	Non-Affiliated Commodity Funds – 3.0%

250,898	iShares S&P GSCI Commodity-Indexed Trust —	$8,678,562

37,522	PowerShares DB Commodity Index Tracking Fund —	1,131,663
	Total Commodity Funds (cost $8,853,151)	9,810,225
	EQUITY FUNDS – 57.9%

	Affiliated Equity Funds – 57.9%

731,949	Nuveen Equity Income Fund, Class I	9,346,994

359,397	Nuveen Global Infrastructure Fund, Class I	3,248,951

4,259,042	Nuveen International Select Fund, Class I	39,523,912

608,746	Nuveen Large Cap Growth Opportunities Fund, Class I —	20,532,997

1,167,217	Nuveen Large Cap Select Fund, Class I	13,516,370

970,270	Nuveen Large Cap Value Fund, Class I	13,651,700

107,553	Nuveen Mid Cap Growth Opportunities Fund, Class I —	4,719,444

215,123	Nuveen Mid Cap Value Fund, Class I	4,640,214

216,411	Nuveen NWQ Large-Cap Value Fund, Class I	3,678,979

918,674	Nuveen Quantitative Enhanced Core Equity Fund, Class I	19,439,151

530,681	Nuveen Real Estate Securities Fund, Class I	10,056,397

202,556	Nuveen Santa Barbara Dividend Growth Fund, Class I	4,778,296

285,583	Nuveen Santa Barbara International Growth Fund, Class I	8,233,362

144,557	Nuveen Small Cap Growth Opportunities Fund, Class I —	3,126,778

239,127	Nuveen Small Cap Select Fund, Class I —	3,118,210

1,451,335	Nuveen Tactical Market Opportunities Fund, Class I	16,196,899

353,029	Nuveen Tradewinds International Value Fund, Class I	8,592,716

125,016	Nuveen Winslow Large-Cap Growth Fund, Class I —	3,796,731
	Total Equity Funds (cost $181,414,109)	190,198,101
	FIXED INCOME FUNDS – 36.8%

	Affiliated Fixed Income Funds – 36.8%

5,365,622	Nuveen Core Bond Fund, Class I	61,543,684

302,273	Nuveen High Income Bond Fund, Class I	2,587,459

690,931	Nuveen High Yield Municipal Bond Fund, Class I	10,287,961

11,100	Nuveen Inflation Protected Securities Fund, Class I	126,985

184,498	Nuveen Preferred Securities Fund, Class I	2,972,241

4,070,946	Nuveen Total Return Bond Fund, Class I	43,233,445
	Total Fixed Income Funds (cost $104,779,075)	120,751,775

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 2.4%

	Money Market Funds – 1.4%

4,487,415	First American Treasury Obligations Fund, Class Z, 0.000% Ω	$4,487,415
	U.S. Treasury Obligations – 1.0%

$3,390	U.S. Treasury Bill 0.013%, 10/20/2011 ☐	3,389,939
	Total Short-Term Investments (cost $7,876,930)	7,877,354
	Total Investments – 100.1% (cost $302,923,265)	328,637,455
	Other Assets Less Liabilities – (0.1)% ¯	(319,994)
	Net Assets – 100.0%	$328,317,461

38	Nuveen Investments

Investments in Derivatives

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Futures	Long	5	12/11	$363,100	$27,140
S&P 500 Futures	Long	55	9/11	16,743,375	(741,345)
S&P Mid Cap 400 E-Mini Futures	Long	38	9/11	3,322,720	(239,292)
U.S. Treasury 5-Year Notes	Short	(173)	12/11	(21,200,610)	(25,521)
					$(979,018)

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

☐	Investment, or portion of investment, has been deposited as intial margin on open futures contracts. Yield shown is the annualized effective yield as of August 31, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of August 31, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments

Nuveen Strategy Conservative Allocation Fund

(formerly known as First American Strategy Conservative Allocation Fund)

August 31, 2011

Shares	Description ▲	Value
	COMMODITY FUNDS – 1.0%

	Non-Affiliated Commodity Funds – 1.0%

25,196	iShares S&P GSCI Commodity-Indexed Trust —	$871,530
	Total Commodity Funds (cost $1,150,652)	871,530
	EQUITY FUNDS – 31.1%

	Affiliated Equity Funds – 31.1%

186,740	Nuveen Equity Income Fund, Class I	2,384,676

291,432	Nuveen Global Infrastructure Fund, Class I	2,634,549

555,252	Nuveen International Select Fund, Class I	5,152,739

49,494	Nuveen Large Cap Growth Opportunities Fund, Class I —	1,669,441

94,522	Nuveen Large Cap Select Fund, Class I	1,094,569

83,059	Nuveen Large Cap Value Fund, Class I	1,168,645

19,921	Nuveen Mid Cap Growth Opportunities Fund, Class I —	874,155

64,326	Nuveen NWQ Large-Cap Value Fund, Class I	1,093,539

96,489	Nuveen Quantitative Enhanced Core Equity Fund, Class I	2,041,706

43,785	Nuveen Real Estate Securities Fund, Class I	829,723

58,232	Nuveen Santa Barbara Dividend Growth Fund, Class I	1,373,698

34,899	Nuveen Santa Barbara International Growth Fund, Class I	1,006,124

61,885	Nuveen Small Cap Select Fund, Class I —	806,975

316,172	Nuveen Tactical Market Opportunities Fund, Class I	3,528,478

41,004	Nuveen Tradewinds International Value Fund, Class I	998,040

37,293	Nuveen Winslow Large-Cap Growth Fund, Class I —	1,132,600
	Total Equity Funds (cost $28,009,755)	27,789,657
	FIXED INCOME FUNDS – 66.5%

	Affiliated Fixed Income Funds – 66.5%

2,515,989	Nuveen Core Bond Fund, Class I	28,858,397

92,993	Nuveen High Income Bond Fund, Class I	796,023

157,458	Nuveen High Yield Municipal Bond Fund, Class I	2,344,550

85,841	Nuveen Inflation Protected Securities Fund, Class I	982,015

861,569	Nuveen Intermediate Term Bond Fund, Class I	9,055,090

54,201	Nuveen Preferred Securities Fund, Class I	873,171

1,545,627	Nuveen Total Return Bond Fund, Class I	16,414,559
	Total Fixed Income Funds (cost $56,983,415)	59,323,805

Shares/ Principal Amount (000)	Description ▲	Value
	SHORT-TERM INVESTMENTS – 1.7%

	Money Market Funds – 1.3%

1,100,731	First American Treasury Obligations Fund, Class Z, 0.000% Ω	1,100,731
	U.S. Treasury Obligations – 0.4%

$380	U.S. Treasury Bill 0.013%, 10/20/2011 ☐	379,993
	Total Short-Term Investments (cost $1,480,676)	1,480,724
	Total Investments – 100.3% (cost $87,624,498)	89,465,716
	Other Assets Less Liabilities – (0.3)% ¯	(234,093)
	Net Assets – 100.0%	$89,231,623

40	Nuveen Investments

Investments in Derivatives

Futures Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Futures	Long	2	9/11	$145,240	$10,856
S&P 500 Futures	Long	4	9/11	1,217,700	(53,916)
U.S. Treasury 5-Year Notes	Short	(11)	12/11	(1,348,016)	(1,623)
					$(44,683)

▲	All percentages shown in the Portfolio of Investments are based on net assets.

—	Non-income producing; issuer has not declared a dividend within the past twelve months.

☐	Investment, or portion of investment, has been deposited as intial margin on open futures contracts. Yield shown is the annualized effective yield as of August 31, 2011.

Ω	The rate shown is the annualized seven-day effective yield as of August 31, 2011.

¯	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Assets & Liabilities

(all dollars and shares are rounded to thousands (000), except for per share data)

August 31, 2011

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Assets
Affiliated investments, at value (cost $101,343, $150,365, $286,193 and $84,993, respectively)	$93,334	$146,077	$310,949	$87,114
Non-affiliated investments, at value (cost $7,896, $10,034, $16,730 and $2,631, respectively)	7,971	9,787	17,688	2,352
Cash	30	124	328	190
Receivables:
Dividends	3	5	8	9
From Adviser	36	34	82	20
Shares sold	66	404	439	64
Variation margin on futures contracts	101	122	232	15
Other assets	6	5	5	6
Total assets	101,547	156,558	329,731	89,770
Liabilities
Payables:
Dividends	—	—	—	38
Investments purchased	41	141	454	202
Shares redeemed	379	109	733	230
Accrued expenses:
12b-1 distribution and service fees	25	41	60	26
Other	70	98	167	42
Total liabilities	515	389	1,414	538
Net assets	$101,032	$156,169	$328,317	$89,232
Class A Shares
Net assets	$51,004	$82,189	$161,839	$44,341
Shares outstanding	4,214	7,520	16,120	4,070
Net asset value per share	$12.10	$10.93	$10.04	$10.89
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$12.84	$11.60	$10.65	$11.55
Class B Shares
Net assets	$2,768	$6,019	$6,009	$4,305
Shares outstanding	237	565	607	398
Net asset value and offering price per share	$11.69	$10.65	$9.89	$10.82
Class C Shares
Net assets	$12,249	$19,356	$22,493	$13,757
Shares outstanding	1,050	1,817	2,272	1,271
Net asset value and offering price per share	$11.66	$10.66	$9.90	$10.83
Class R3 Shares(1)
Net assets	$4,294	$6,728	$4,253	$2,394
Shares outstanding	359	623	428	220
Net asset value and offering price per share	$11.96	$10.79	$9.94	$10.87
Class I Shares(1)
Net assets	$30,717	$41,877	$133,723	$24,435
Shares outstanding	2,530	3,813	13,351	2,244
Net asset value and offering price per share	$12.14	$10.98	$10.02	$10.89
Net assets consist of:
Capital paid-in	$114,064	$159,314	$313,469	$92,463
Undistributed (Over-distribution of) net investment income	633	1,831	2,663	455
Accumulated net realized gain (loss)	(5,383)	49	(12,550)	(5,483)
Net unrealized appreciation (depreciation)	(8,282)	(5,025)	24,735	1,797
Net assets	$101,032	$156,169	$328,317	$89,232
Authorized shares(2)	10 billion	10 billion	10 billion	10 billion
Par value per share	$0.01	$0.01	$0.01	$0.01
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
(2)	– Class R3 is authorized to issue 20 billion shares.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Operations (all dollars are rounded to thousands (000))

Year Ended August 31, 2011

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Investment Income
Dividends from affiliated investments	$1,255	$2,679	$7,586	$2,854
Interest from non-affiliated investments	3	3	6	1
Total investment income	1,258	2,682	7,592	2,855
Expenses
Management fees	121	170	368	96
12b-1 service fees – Class A	138	218	431	116
12b-1 distribution and service fees – Class B	33	69	74	48
12b-1 distribution and service fees – Class C	129	201	220	140
12b-1 distribution and service fees – Class R3(1)	22	30	20	10
Administration fees	3	3	3	3
Shareholders’ servicing agent fees and expenses	173	227	384	104
Custodian’s fees and expenses	20	26	49	17
Directors’ fees and expenses	9	9	9	9
Professional fees	24	24	24	24
Shareholders’ reports – printing and mailing expenses	57	80	113	39
Federal and state registration fees	60	58	58	55
Other expenses	11	13	17	13
Total expenses before expense reimbursement	800	1,128	1,770	674
Expense reimbursement	(298)	(355)	(473)	(215)
Net expenses	502	773	1,297	459
Net investment income (loss)	756	1,909	6,295	2,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	7,486	14,330	23,693	9,536
Non-affiliated investments	1,300	983	(200)	81
Distributions from affiliated investment company shares	9	79	176	141
Futures contracts	(1,078)	(716)	(780)	(250)
Total net realized gain (loss)	7,717	14,676	22,889	9,508
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	10,901	5,413	13,193	(4,015)
Non-affiliated investments	500	951	3,324	239
Futures contracts	703	735	961	151
Total change in net unrealized appreciation (depreciation)	12,104	7,099	17,478	(3,625)
Net realized and unrealized gain (loss)	19,821	21,775	40,367	5,883
Net increase (decrease) in net assets from operations	$20,577	$23,684	$46,662	$8,279
(1)	– Effective January 18, 2011, Class R Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Strategy Aggressive Growth Allocation		Strategy Growth Allocation
	Year Ended 8/31/11	Year Ended 8/31/10	Year Ended 8/31/11	Year Ended 8/31/10
Operations
Net investment income (loss)	$756	$1,116	$1,909	$2,670
Total net realized gain (loss)	7,717	3,938	14,676	6,724
Total change in net unrealized appreciation (depreciation)	12,104	(131)	7,099	(179)
Net increase (decrease) in net assets from operations	20,577	4,923	23,684	9,215
Distributions to Shareholders
From net investment income:
Class A	(863)	(548)	(1,898)	(1,405)
Class B	(29)	(20)	(102)	(103)
Class C	(125)	(66)	(316)	(225)
Class R3(1)	(61)	(24)	(120)	(65)
Class I(1)	(597)	(952)	(816)	(1,821)
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,675)	(1,610)	(3,252)	(3,619)
Fund Share Transactions
Proceeds from sale of shares	20,848	36,235	42,561	55,072
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,361	1,402	2,932	3,354
	22,209	37,637	45,493	58,426
Cost of shares redeemed	(74,526)	(24,668)	(94,944)	(40,990)
Net increase (decrease) in net assets from Fund share transactions	(52,317)	12,969	(49,451)	17,436
Net increase (decrease) in net assets	(33,415)	16,282	(29,019)	23,032
Net assets at the beginning of period	134,447	118,165	185,188	162,156
Net assets at the end of period	$101,032	$134,447	$156,169	$185,188
Undistributed (Over-distribution of) net investment income at the end of period	$633	$1,636	$1,831	$3,221
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

44	Nuveen Investments

	Strategy Balanced Allocation		Strategy Conservative Allocation
	Year Ended 8/31/11	Year Ended 8/31/10	Year Ended 8/31/11	Year Ended 8/31/10
Operations
Net investment income (loss)	$6,295	$8,487	$2,396	$3,041
Total net realized gain (loss)	22,889	11,569	9,508	1,972
Total change in net unrealized appreciation (depreciation)	17,478	8,835	(3,625)	3,882
Net increase (decrease) in net assets from operations	46,662	28,891	8,279	8,895
Distributions to Shareholders
From net investment income:
Class A	(1,961)	(3,897)	(1,017)	(1,274)
Class B	(29)	(171)	(71)	(131)
Class C	(90)	(308)	(208)	(270)
Class R3(1)	(35)	(50)	(42)	(27)
Class I(1)	(2,232)	(5,293)	(707)	(1,466)
Return of capital:
Class A	—	—	—	(16)
Class B	—	—	—	(2)
Class C	—	—	—	(4)
Class R3(1)	—	—	—	—
Class I(1)	—	—	—	(17)
Decrease in net assets from distributions to shareholders	(4,347)	(9,719)	(2,045)	(3,207)
Fund Share Transactions
Proceeds from sale of shares	55,393	77,551	24,585	42,473
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,017	9,121	1,656	2,750
	59,410	86,672	26,241	45,223
Cost of shares redeemed	(181,980)	(70,132)	(56,698)	(24,451)
Net increase (decrease) in net assets from Fund share transactions	(122,570)	16,540	(30,457)	20,772
Net increase (decrease) in net assets	(80,255)	35,712	(24,223)	26,460
Net assets at the beginning of period	408,572	372,860	113,455	86,995
Net assets at the end of period	$328,317	$408,572	$89,232	$113,455
Undistributed (Over-distribution of) net investment income at the end of period	$2,663	$782	$455	$(14)
(1)	– Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

STRATEGY AGGRESSIVE GROWTH ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (9/01)
2011	$10.56	$.09		$1.64	$1.73	$(.19)	$—	$(.19)	$12.10
2010	10.21	.09		.39	.48	(.13)	—	(.13)	10.56
2009	12.37	.12		(2.25)	(2.13)	—	(.03)	(.03)	10.21
2008	13.50	.43		(1.13)	(.70)	(.43)	—	(.43)	12.37
2007	11.92	.17		1.66	1.83	(.25)	—	(.25)	13.50
CLASS B (9/01)
2011	10.20	—	**	1.59	1.59	(.10)	—	(.10)	11.69
2010	9.88	.01		.37	.38	(.06)	—	(.06)	10.20
2009	12.06	.05		(2.20)	(2.15)	—	(.03)	(.03)	9.88
2008	13.19	.30		(1.07)	(.77)	(.36)	—	(.36)	12.06
2007	11.71	.06		1.64	1.70	(.22)	—	(.22)	13.19
CLASS C (9/01)
2011	10.19	(.01)		1.60	1.59	(.12)	—	(.12)	11.66
2010	9.89	—	**	.38	.38	(.08)	—	(.08)	10.19
2009	12.07	.05		(2.20)	(2.15)	—	(.03)	(.03)	9.89
2008	13.20	.27		(1.04)	(.77)	(.36)	—	(.36)	12.07
2007	11.72	.06		1.63	1.69	(.21)	—	(.21)	13.20
CLASS R3 (10/96)(e)
2011	10.44	.06		1.64	1.70	(.18)	—	(.18)	11.96
2010	10.12	.05		.39	.44	(.12)	—	(.12)	10.44
2009	12.29	.09		(2.23)	(2.14)	—	(.03)	(.03)	10.12
2008	13.42	.34		(1.07)	(.73)	(.40)	—	(.40)	12.29
2007	11.87	.10		1.69	1.79	(.24)	—	(.24)	13.42
CLASS I (9/01)(e)
2011	10.59	.10		1.67	1.77	(.22)	—	(.22)	12.14
2010	10.24	.11		.39	.50	(.15)	—	(.15)	10.59
2009	12.38	.15		(2.26)	(2.11)	—	(.03)	(.03)	10.24
2008	13.51	.45		(1.12)	(.67)	(.46)	—	(.46)	12.38
2007	11.92	.20		1.65	1.85	(.26)	—	(.26)	13.51

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

16.38%	$51,004	.65%	.45%	.40%	.70%	43%
4.64	46,829	.61	.59	.40	.80	29
(17.16)	42,509	.68	1.09	.40	1.37	35
(5.41)	50,241	.60	3.05	.40	3.25	45
15.51	57,337	.61	1.13	.40	1.34	50

15.56	2,768	1.40	(.27)	1.15	(.02)	43
3.78	3,211	1.36	(.12)	1.15	.09	29
(17.77)	3,728	1.43	.35	1.15	.63	35
(6.06)	5,304	1.35	2.13	1.15	2.33	45
14.60	4,806	1.36	.30	1.15	.51	50

15.55	12,249	1.40	(.31)	1.15	(.06)	43
3.76	10,723	1.36	(.21)	1.15	— *	29
(17.75)	7,712	1.43	.26	1.15	.54	35
(6.04)	6,232	1.35	1.88	1.15	2.08	45
14.58	3,828	1.36	.30	1.15	.51	50

16.21	4,294	.91	.19	.65	.45	43
4.24	3,151	.86	.26	.65	.47	29
(17.35)	1,885	.93	.73	.65	1.01	35
(5.60)	1,269	.85	2.42	.65	2.62	45
15.21	725	.86	.58	.65	.79	50

16.68	30,717	.39	.55	.15	.79	43
4.84	70,533	.36	.83	.15	1.04	29
(16.98)	62,331	.43	1.36	.15	1.64	35
(5.17)	74,345	.35	3.20	.15	3.40	45
15.74	68,935	.36	1.30	.15	1.51	50
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Rounds to less than .01%.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY GROWTH ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/01)
2011	$9.76	$.14	$1.28	$1.42	$(.25)	$—	$(.25)	$10.93
2010	9.40	.14	.42	.56	(.20)	—	(.20)	9.76
2009	11.72	.19	(1.87)	(1.68)	—	(.64)	(.64)	9.40
2008	12.87	.45	(.97)	(.52)	(.45)	(.18)	(.63)	11.72
2007	11.57	.22	1.32	1.54	(.24)	—	(.24)	12.87
Class B (9/01)
2011	9.50	.05	1.26	1.31	(.16)	—	(.16)	10.65
2010	9.17	.07	.39	.46	(.13)	—	(.13)	9.50
2009	11.53	.13	(1.85)	(1.72)	—	(.64)	(.64)	9.17
2008	12.68	.34	(.94)	(.60)	(.37)	(.18)	(.55)	11.53
2007	11.46	.12	1.30	1.42	(.20)	—	(.20)	12.68
Class C (9/01)
2011	9.52	.05	1.26	1.31	(.17)	—	(.17)	10.66
2010	9.21	.06	.40	.46	(.15)	—	(.15)	9.52
2009	11.57	.12	(1.84)	(1.72)	—	(.64)	(.64)	9.21
2008	12.73	.32	(.93)	(.61)	(.37)	(.18)	(.55)	11.57
2007	11.49	.12	1.32	1.44	(.20)	—	(.20)	12.73
Class R3 (10/96)(e)
2011	9.64	.11	1.27	1.38	(.23)	—	(.23)	10.79
2010	9.32	.11	.40	.51	(.19)	—	(.19)	9.64
2009	11.65	.16	(1.85)	(1.69)	—	(.64)	(.64)	9.32
2008	12.80	.37	(.92)	(.55)	(.42)	(.18)	(.60)	11.65
2007	11.53	.15	1.35	1.50	(.23)	—	(.23)	12.80
Class I (9/01)(e)
2011	9.80	.15	1.30	1.45	(.27)	—	(.27)	10.98
2010	9.44	.17	.41	.58	(.22)	—	(.22)	9.80
2009	11.74	.21	(1.87)	(1.66)	—	(.64)	(.64)	9.44
2008	12.88	.48	(.96)	(.48)	(.48)	(.18)	(.66)	11.74
2007	11.58	.25	1.30	1.55	(.25)	—	(.25)	12.88

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

14.46%	$82,189	.61%	1.01%	.40%	1.22%	45%
5.84	75,101	.56	1.24	.40	1.40	25
(13.07)	63,942	.62	2.05	.40	2.27	42
(4.36)	65,193	.56	3.42	.40	3.58	42
13.45	67,433	.58	1.58	.40	1.76	58

13.73	6,019	1.36	.27	1.15	.48	45
4.92	6,682	1.31	.56	1.15	.72	25
(13.66)	7,692	1.37	1.34	1.15	1.56	42
(5.05)	10,239	1.31	2.61	1.15	2.77	42
12.47	9,765	1.33	.77	1.15	.95	58

13.77	19,356	1.36	.25	1.15	.47	45
4.87	16,862	1.31	.48	1.15	.64	25
(13.61)	12,428	1.37	1.25	1.15	1.47	42
(5.08)	8,771	1.31	2.44	1.15	2.60	42
12.61	6,304	1.33	.76	1.15	.94	58

14.24	6,728	.87	.74	.65	.96	45
5.36	4,831	.81	.94	.65	1.10	25
(13.24)	2,335	.87	1.71	.65	1.93	42
(4.58)	1,403	.81	2.88	.65	3.04	42
13.15	716	.83	1.03	.65	1.21	58

14.76	41,877	.35	1.13	.15	1.33	45
6.02	81,712	.31	1.52	.15	1.68	25
(12.86)	75,759	.37	2.31	.15	2.53	42
(4.03)	84,410	.31	3.64	.15	3.80	42
13.58	88,341	.33	1.81	.15	1.99	58
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY BALANCED ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/01)
2011	$9.04	$.17	$.95	$1.12	$(.12)	$—	$(.12)	$10.04
2010	8.60	.19	.47	.66	(.22)	—	(.22)	9.04
2009	10.48	.28	(1.46)	(1.18)	(.24)	(.46)	(.70)	8.60
2008	11.99	.43	(.79)	(.36)	(.48)	(.67)	(1.15)	10.48
2007	10.96	.26	1.00	1.26	(.23)	—	(.23)	11.99
Class B (9/01)
2011	8.91	.10	.92	1.02	(.04)	—	(.04)	9.89
2010	8.49	.12	.47	.59	(.17)	—	(.17)	8.91
2009	10.36	.22	(1.44)	(1.22)	(.19)	(.46)	(.65)	8.49
2008	11.87	.34	(.78)	(.44)	(.40)	(.67)	(1.07)	10.36
2007	10.89	.17	.99	1.16	(.18)	—	(.18)	11.87
Class C (9/01)
2011	8.91	.09	.94	1.03	(.04)	—	(.04)	9.90
2010	8.50	.11	.47	.58	(.17)	—	(.17)	8.91
2009	10.38	.23	(1.46)	(1.23)	(.19)	(.46)	(.65)	8.50
2008	11.88	.33	(.76)	(.43)	(.40)	(.67)	(1.07)	10.38
2007	10.90	.17	1.00	1.17	(.19)	—	(.19)	11.88
Class R3 (10/96)(e)
2011	8.95	.14	.94	1.08	(.09)	—	(.09)	9.94
2010	8.52	.15	.48	.63	(.20)	—	(.20)	8.95
2009	10.40	.25	(1.44)	(1.19)	(.23)	(.46)	(.69)	8.52
2008	11.91	.39	(.77)	(.38)	(.46)	(.67)	(1.13)	10.40
2007	10.91	.20	1.02	1.22	(.22)	—	(.22)	11.91
Class I (9/01)(e)
2011	9.02	.19	.95	1.14	(.14)	—	(.14)	10.02
2010	8.57	.21	.48	.69	(.24)	—	(.24)	9.02
2009	10.46	.30	(1.47)	(1.17)	(.26)	(.46)	(.72)	8.57
2008	11.96	.46	(.78)	(.32)	(.51)	(.67)	(1.18)	10.46
2007	10.94	.28	1.00	1.28	(.26)	—	(.26)	11.96

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

12.32%	$161,839	.53%	1.56%	.40%	1.69%	34%
7.64	161,798	.48	1.95	.39	2.04	24
(9.87)	156,820	.48	3.49	.40	3.57	67
(3.58)	119,109	.47	3.76	.40	3.83	34
11.66	124,565	.49	2.17	.40	2.26	64

11.43	6,009	1.28	.83	1.15	.96	34
6.87	7,603	1.23	1.24	1.14	1.33	24
(10.57)	10,374	1.23	2.80	1.15	2.88	67
(4.33)	9,299	1.22	2.99	1.15	3.06	34
10.80	9,017	1.24	1.35	1.15	1.44	64

11.57	22,493	1.29	.79	1.15	.93	34
6.81	18,241	1.23	1.16	1.14	1.25	24
(10.62)	12,754	1.23	2.87	1.15	2.95	67
(4.22)	10,090	1.22	2.91	1.15	2.98	34
10.80	6,910	1.24	1.37	1.15	1.46	64

12.06	4,253	.79	1.25	.65	1.39	34
7.40	2,962	.73	1.57	.64	1.66	24
(10.17)	1,640	.73	3.16	.65	3.24	67
(3.81)	1,193	.72	3.40	.65	3.47	34
11.27	801	.74	1.60	.65	1.69	64

12.63	133,723	.27	1.75	.15	1.88	34
7.98	217,968	.23	2.18	.14	2.27	24
(9.77)	191,272	.23	3.73	.15	3.81	67
(3.26)	154,485	.22	4.00	.15	4.07	34
11.87	166,619	.24	2.35	.15	2.44	64
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

STRATEGY CONSERVATIVE ALLOCATION

Year Ended August 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital		Total	Ending Net Asset Value
Class A (9/01)
2011	$10.27	$.28	$.58	$.86	$(.24)	$—	$—		$(.24)	$10.89
2010	9.64	.31	.65	.96	(.33)	—	—	*	(.33)	10.27
2009	10.68	.42	(.74)	(.32)	(.46)	(.25)	(.01)		(.72)	9.64
2008	11.73	.48	(.60)	(.12)	(.57)	(.36)	—		(.93)	10.68
2007	11.40	.37	.51	.88	(.34)	(.21)	—		(.55)	11.73
Class B (9/01)
2011	10.20	.20	.58	.78	(.16)	—	—		(.16)	10.82
2010	9.58	.24	.63	.87	(.25)	—	—	*	(.25)	10.20
2009	10.61	.35	(.73)	(.38)	(.39)	(.25)	(.01)		(.65)	9.58
2008	11.66	.40	(.61)	(.21)	(.48)	(.36)	—		(.84)	10.61
2007	11.34	.28	.51	.79	(.26)	(.21)	—		(.47)	11.66
Class C (9/01)
2011	10.21	.20	.58	.78	(.16)	—	—		(.16)	10.83
2010	9.59	.23	.64	.87	(.25)	—	—	*	(.25)	10.21
2009	10.63	.33	(.71)	(.38)	(.40)	(.25)	(.01)		(.66)	9.59
2008	11.68	.39	(.59)	(.20)	(.49)	(.36)	—		(.85)	10.63
2007	11.36	.28	.51	.79	(.26)	(.21)	—		(.47)	11.68
Class R3 (10/96)(e)
2011	10.25	.25	.59	.84	(.22)	—	—		(.22)	10.87
2010	9.62	.29	.64	.93	(.30)	—	—	*	(.30)	10.25
2009	10.66	.40	(.74)	(.34)	(.44)	(.25)	(.01)		(.70)	9.62
2008	11.71	.46	(.61)	(.15)	(.54)	(.36)	—		(.90)	10.66
2007	11.39	.34	.51	.85	(.32)	(.21)	—		(.53)	11.71
Class I (9/01)(e)
2011	10.26	.30	.60	.90	(.27)	—	—		(.27)	10.89
2010	9.64	.34	.63	.97	(.35)	—	—	*	(.35)	10.26
2009	10.68	.44	(.73)	(.29)	(.49)	(.25)	(.01)		(.75)	9.64
2008	11.73	.51	(.60)	(.09)	(.60)	(.36)	—		(.96)	10.68
2007	11.40	.39	.52	.91	(.37)	(.21)	—		(.58)	11.73

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate

8.39%	$44,341	.62%	2.35%	.40%	2.57%	34%
10.01	45,233	.67	2.79	.40	3.06	18
(1.76)	34,653	.79	4.34	.40	4.73	63
(1.27)	30,926	.73	3.89	.40	4.22	20
7.89	30,580	.77	2.83	.40	3.20	71

7.66	4,305	1.37	1.60	1.15	1.83	34
9.15	5,137	1.42	2.09	1.15	2.36	18
(2.52)	5,322	1.54	3.57	1.15	3.96	63
(2.01)	4,301	1.48	3.16	1.15	3.49	20
7.07	4,131	1.52	2.07	1.15	2.44	71

7.66	13,757	1.37	1.60	1.15	1.83	34
9.17	13,238	1.42	2.01	1.15	2.28	18
(2.51)	8,642	1.54	3.40	1.15	3.79	63
(1.99)	3,558	1.48	3.15	1.15	3.48	20
7.05	2,914	1.52	2.06	1.15	2.43	71

8.17	2,394	.87	2.10	.65	2.32	34
9.76	1,695	.92	2.53	.65	2.80	18
(2.05)	760	1.04	4.13	.65	4.52	63
(1.50)	798	.98	3.69	.65	4.02	20
7.63	706	1.02	2.54	.65	2.91	71

8.78	24,435	.37	2.54	.15	2.76	34
10.18	48,152	.42	3.03	.15	3.30	18
(1.47)	37,618	.54	4.64	.15	5.03	63
(1.02)	37,364	.48	4.16	.15	4.49	20
8.17	38,470	.52	3.00	.15	3.37	71
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”), known as U.S. Bancorp Asset Management, Inc. (“USBAM”) effective January 1, 2011, entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers have become employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the sale. The sale did result in a change to each fund’s name effective January 1, 2011.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Strategy Funds, Inc, known as Nuveen Strategy Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”) formerly known as First American Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”) formerly known as First American Strategy Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”) formerly known as First American Strategy Balanced Allocation Fund and Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) formerly known as First American Strategy Conservative Allocation Fund (each a “Fund” and collectively, the “Funds”).

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income. Strategy Balanced Allocation Fund’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation Fund’s investment objective is to seek a high level of current income consistent with limited risk to capital.

Each Fund is a “fund of funds,” which invests primarily in a variety of other mutual funds that are also advised by Nuveen Fund Advisors (the “Underlying Funds”). Strategy Aggressive Growth Allocation and Strategy Growth Allocation seek to achieve their investment objectives by providing high allocations to various Underlying Funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on Underlying Funds that invest primarily in fixed income securities. Strategy Balanced Allocation seeks to achieve its investment objective by generally providing significant allocations to both Underlying Funds that invest primarily in equity securities and to Underlying Funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. Strategy Conservative Allocation seeks to achieve its investment objective by providing a high allocation to Underlying Funds that invest primarily in fixed income securities, but also has a limited exposure to Underlying Funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. Each Fund may invest in an Underlying Fund that is an absolute return fund, which is expected to have a low correlation with equities and fixed income securities, in an effort to reduce the Fund’s exposure to market risk. In addition to investing in the Underlying Funds, each Fund also may invest in securities that will expose the Fund to the performance of a commodity or commodity index, including, but not limited to, exchange-traded funds (“ETFs”). Strategy Aggressive Growth Allocation, Strategy Growth Allocation, Strategy Balanced Allocation and Strategy Conservative Allocation may each invest up to 10%, 10%, 5% and 5%, respectively, of its total assets in such securities. Each Fund may invest in ETFs (in addition to those providing commodities exposure), closed-end investment companies, and other investment companies not affiliated with the Fund, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated investment companies (other than certain money market funds).

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. Each Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the Fund’s, or Underlying Fund’s portfolio; or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

54	Nuveen Investments

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors were renamed Class R3 and Class I Shares, respectively. Class B Shares of the Funds are only available upon exchange of Class B Shares from another Nuveen mutual fund for which U.S. Bancorp Fund Services, LLC (“USBFS”) serves as transfer agent or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective net asset values and securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes.

Prices of fixed income securities are provided by a pricing service approved by the Fund’s Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for

Nuveen Investments	55

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Aggressive Growth Allocation and Growth Allocation, quarterly for Balanced Allocation and monthly for Conservative Allocation. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Futures Contracts

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended August 31, 2011, the Funds invested in equity futures as an overlay to adjust the exposures created by the several funds that constitute each Fund’s investment allocation strategy.

During the fiscal year ended August 31, 2011, each Fund purchased futures on the S&P 500 Index and Strategy Aggressive Growth Allocation, Strategy Growth Allocation and Strategy Balanced Allocation purchased futures on the S&P Midcap 400 Index and MSCI Emerging Markets Index to increase its exposure to stocks in those indexes.

During the fiscal year ended August 31, 2011, each Fund sold futures contracts on the Russell 2000 Index to decrease its exposure to stocks in that index, and sold futures contracts on 5- and 10-year U.S. Treasury notes to reduce the overall sensitivity of the Fund to changes in interest rates.

During the fiscal year ended August 31, 2011, the Funds also invested in foreign currency futures contracts to more precisely adjust the Fund’s exposure to international equities.

The average number of futures contracts outstanding during the fiscal year ended August 31, 2011, was as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Average number of futures contracts outstanding*	186	220	385	42
*	The average number of contracts is calculated based on the outstanding number of contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contracts activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

56	Nuveen Investments

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period September 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the the period September 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of August 31, 2011:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$5,360	$—	$—	$5,360
Equity Funds	85,917	—	—	85,917
Fixed Income Funds	7,418	—	—	7,418
Short-Term Investments	1,115	1,495	—	2,610
Derivatives:
Futures Contracts*	(349)	—	—	(349)
Total	$99,461	$1,495	$—	$100,956
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

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Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Strategy Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$6,847	$—	$—	$6,847
Equity Funds	112,111	—	—	112,111
Fixed Income Funds	33,966	—	—	33,966
Short-Term Investments	1,140	1,800	—	2,940
Derivatives:
Futures Contracts*	(490)	—	—	(490)
Total	$153,574	$1,800	$—	$155,374

Strategy Balanced Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$9,810	$—	$—	$9,810
Equity Funds	190,198	—	—	190,198
Fixed Income Funds	120,752	—	—	120,752
Short-Term Investments	4,487	3,390	—	7,877
Derivatives:
Futures Contracts*	(979)	—	—	(979)
Total	$324,268	$3,390	$—	$327,658

Strategy Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$872	$—	$—	$872
Equity Funds	27,790	—	—	27,790
Fixed Income Funds	59,324	—	—	59,324
Short-Term Investments	1,101	380	—	1,481
Derivatives:
Futures Contracts*	(45)	—	—	(45)
Total	$89,042	$380	$—	$89,422
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

During the fiscal year ended August 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of August 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Strategy Aggressive Growth Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$81	Payable for variation margin on futures contracts*	$418
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	12
Total			$81		$430
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

58	Nuveen Investments

Strategy Growth Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$16	Payable for variation margin on futures contracts*	$490
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	16
Total			$16		$506

Strategy Balanced Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$27	Payable for variation margin on futures contracts*	$980
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	26
Total			$27		$1,006

Strategy Conservative Allocation
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Equity	Futures Contracts	Receivable for variation margin on futures contracts*	$11	Payable for variation margin on futures contracts*	$54
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	2
Total			$11		$56
*	Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended August 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Risk Exposure
Equity	$648	$1,499	$1,809	$131
Foreign Currency Exchange Rate	(1,248)	(1,543)	(1,574)	(250)
Interest Rate	(478)	(672)	(1,015)	(131)
Total	$(1,078)	$(716)	$(780)	$(250)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Risk Exposure
Equity	$154	$33	$(72)	$8
Foreign Currency Exchange Rate	523	656	962	137
Interest Rate	26	46	71	6
Total	$703	$735	$961	$151

Nuveen Investments	59

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Strategy Aggressive Growth Allocation				Strategy Growth Allocation
	Year Ended 8/31/11		Year Ended 8/31/10		Year Ended 8/31/11		Year Ended 8/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	631	$7,859	1,131	$12,448	1,315	$14,755	2,506	$25,206
Class B	5	57	4	47	11	128	14	138
Class C	244	2,945	417	4,462	381	4,181	707	6,966
Class R3(1)	180	2,249	161	1,753	259	2,917	305	3,053
Class I(1)	624	7,738	1,596	17,525	1,790	20,580	1,952	19,709
Shares issued to shareholders due to reinvestment of distributions:
Class A	67	838	47	530	167	1,853	135	1,370
Class B	2	28	2	20	9	99	10	101
Class C	10	118	6	62	27	288	21	213
Class R3(1)	5	61	3	25	11	120	7	65
Class I(1)	25	316	68	765	51	572	158	1,605
	1,793	22,209	3,435	37,637	4,021	45,493	5,815	58,426
Shares redeemed:
Class A	(920)	(11,621)	(904)	(9,933)	(1,660)	(18,593)	(1,742)	(17,530)
Class B	(86)	(1,044)	(69)	(731)	(158)	(1,733)	(160)	(1,585)
Class C	(256)	(3,093)	(150)	(1,583)	(362)	(3,959)	(308)	(3,023)
Class R3(1)	(127)	(1,576)	(48)	(520)	(147)	(1,624)	(62)	(620)
Class I(1)	(4,778)	(57,192)	(1,090)	(11,901)	(6,365)	(69,035)	(1,797)	(18,232)
	(6,167)	(74,526)	(2,261)	(24,668)	(8,692)	(94,944)	(4,069)	(40,990)
Net increase (decrease)	(4,374)	$(52,317)	1,174	$12,969	(4,671)	$(49,451)	1,746	$17,436

	Strategy Balanced Allocation				Strategy Conservative Allocation
	Year Ended 8/31/11		Year Ended 8/31/10		Year Ended 8/31/11		Year Ended 8/31/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,643	$16,808	2,788	$25,654	753	$8,181	1,655	$16,912
Class B	15	156	15	136	15	169	12	123
Class C	599	6,006	914	8,315	274	2,957	587	5,977
Class R3(1)	218	2,215	192	1,763	106	1,173	100	1,025
Class I(1)	2,958	30,208	4,566	41,683	1,106	12,105	1,805	18,437
Shares issued to shareholders due to reinvestment of distributions:
Class A	234	1,910	414	3,787	85	932	115	1,176
Class B	3	28	18	164	6	64	12	118
Class C	8	82	31	277	17	183	23	230
Class R3(1)	3	35	5	50	4	42	3	27
Class I(1)	194	1,962	531	4,843	40	435	118	1,199
	5,875	59,410	9,474	86,672	2,406	26,241	4,430	45,224
Shares redeemed:
Class A	(3,660)	(36,763)	(3,542)	(32,625)	(1,174)	(12,777)	(959)	(9,788)
Class B	(264)	(2,682)	(402)	(3,643)	(127)	(1,378)	(75)	(764)
Class C	(381)	(3,824)	(399)	(3,625)	(317)	(3,446)	(214)	(2,184)
Class R3(1)	(124)	(1,259)	(58)	(529)	(55)	(608)	(17)	(168)
Class I(1)	(13,975)	(137,452)	(3,239)	(29,710)	(3,595)	(38,489)	(1,134)	(11,547)
	(18,404)	(181,980)	(7,640)	(70,132)	(5,268)	(56,698)	(2,399)	(24,451)
Net increase (decrease)	(12,529)	$(122,570)	1,834	$16,540	(2,862)	$(30,457)	2,031	$20,773
(1)	Effective January 18, 2011, Class R Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class R3 Shares and Class I Shares, respectively.

60	Nuveen Investments

Class B Shares converted to Class A Shares (reflected above as a component of Class A Shares sold and Class B Shares redeemed) during the fiscal years ended August 31, 2011 and August 31, 2010, were as follows:

Fund	Year Ended 8/31/11	Year Ended 8/31/10
Strategy Aggressive Growth Allocation	33	23
Strategy Growth Allocation	70	46
Strategy Balanced Allocation	139	201
Strategy Conservative Allocation	51	16

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended August 31, 2011, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Purchases:
Affiliated investments	$48,209	$72,029	$122,994	$32,182
Non-affiliated investments	3,040	3,349	2,876	387
Sales:
Affiliated investments	98,557	120,635	236,284	59,523
Non-affiliated investments	5,949	5,880	8,971	1,085

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At August 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Cost of investments	$109,956	$161,948	$310,351	$87,947
Gross unrealized:
Appreciation	$1,212	$4,099	$30,777	$3,308
Depreciation	(9,863)	(10,183)	(12,491)	(1,789)
Net unrealized appreciation (depreciation) of investments	$(8,651)	$(6,084)	$18,286	$1,519

Permanent differences, primarily due to investments in other regulated investment companies, resulted in reclassifications among the Funds’ components of net assets at August 31, 2011, the Funds’ tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Capital paid-in	$—	$—	$—	$(5)
Undistributed (Over-distribution of) net investment income	(84)	(48)	(68)	119
Accumulated net realized gain (loss)	84	48	68	(114)

The tax components of undistributed net ordinary income and net long-term capital gains at August 31, 2011, the Funds’ tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Undistributed ordinary income*	$643	$1,840	$2,673	$469
Undistributed net long-term capital gains	—	1,108	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	61

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

The tax character of distributions paid during the Funds’ tax years ended August 31, 2011 and August 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Distributions from net ordinary income*	$1,675	$3,252	$4,347	$2,045
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

2010	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Distributions from net ordinary income*	$1,610	$3,619	$9,719	$3,168
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	39
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At August 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation*
Expiration
August 31, 2017	$—	$—	$3,736
August 31, 2018	5,014	6,101	1,469
Total	$5,014	$6,101	$5,205
*	A portion of Strategy Conservative Allocation’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended August 31, 2011, the Funds utilized their capital loss carryforwards as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Utilized capital loss carryforwards	$8,116	$12,460	$19,002	$6,650

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period September 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly fee equal, on an annual basis, to .10% of each Fund’s average daily net assets. Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement each Fund will continue to pay Nuveen Fund Advisors a monthly fee equal, on an annual basis, to .10% of each Fund’s average daily net assets.

During the period September 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses at least through December 31, 2010, so that total Fund operating expenses, as a percentage of average daily net assets, did not exceed .40% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares, .65% for Class R Shares (renamed Class R3 Shares) and .15% for Class Y Shares (renamed Class I Shares). Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to continue waiving fees and reimbursing other Fund expenses of each Fund through March 31, 2012, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed .40% for Class A Shares, 1.15% for Class B Shares, 1.15% for Class C Shares, .65% for Class R3 Shares and .15% for Class I Shares.

During the period September 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected First American open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Funds advised by Nuveen Fund Advisors.

62	Nuveen Investments

Administration Fees

During the period September 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. These services included various legal, oversight, and administrative and accounting services. FAF Advisors did not charge the Funds a fee for the provision of administration services. The Funds reimbursed USBFS for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for each Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of .005% of average daily net assets. All fees are computed daily and paid monthly. Interest earned on un-invested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

Distribution and Shareholder Servicing (12b-1) Fees

During the period September 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, each Fund paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25%, 1.00%, 1.00% and .50% of each Fund’s average daily net assets of Class A, Class B, Class C and Class R Shares (renamed Class R3 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period September 1, 2010 through December 31, 2010, there were no distribution and shareholder servicing fees waived by Quasar.

Effective January 1, 2011, the Funds have entered into a distribution agreement with Nuveen Investments LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares continue to incur a .25% annual 12b-1 service fee. Class B and Class C Shares continue to incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R3 Shares continue to incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

All 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by Quasar and/or Nuveen Securities, LLC to compensate for commissions advanced to financial intermediaries. During the fiscal year ended August 31, 2011, Quasar and/or Nuveen Securities, LLC. retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
12b-1 fees retained (Unaudited)	$82	$138	$214	$100

During the fiscal year ended August 31, 2011, Quasar and/or Nuveen Securities, LLC collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Sales charges collected (Unaudited)	$120	$236	$291	$128
Paid to financial intermediaries (Unaudited)	$106	$209	$257	$115

Quasar and/or Nuveen Securities, LLC also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended August 31, 2011, Quasar and/or Nuveen Securities, LLC compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
Commission advances (Unaudited)	$19	$31	$33	$17

Nuveen Investments	63

Notes to Financial Statements (all dollars and shares are rounded to thousands (000)) (continued)

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period September 1, 2010 through December 31, 2010, legal fees and expenses of $8 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period September 1, 2010 through January 17, 2011, Class A Shares of the Funds were sold with an up-front sales charge of 5.50%. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares were subject to a CDSC of 1% for twelve months. Class R Shares (renamed Class R3 Shares) and Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to certain qualifying accounts and qualifying institutional investors, respectively.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 5.75%. Class A Share purchases of the Fund of $1 million or more are sold at net asset value without an sales charge. Class A Share purchases of the Funds may be subject to a CDSC of 1% if redeemed within twelve months of purchase. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase.

Quasar and/or Nuveen Securities, LLC also collected and retained CDSC on share redemptions during the fiscal year ended August 31, 2011, as follows:

	Strategy Aggressive Growth Allocation	Strategy Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation
CDSC retained (Unaudited)	$5	$13	$13	$13

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Subsequent to the reporting period, the Funds’ Board of Directors approved the reorganization of the Nuveen Conservative Allocation Fund and the Nuveen Moderate Allocation Fund, each a Nuveen mutual fund managed by the Adviser, (each an “Acquired Fund” and collectively, the “Acquired Funds”), into Strategy Conservative Allocation and Strategy Balanced Allocation, respectively (each an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Each reorganization is subject to approval by the shareholders of the Acquired Fund. For each reorganization, upon shareholder approval, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. The Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these Reorganizations, each Acquired Fund shareholders will become shareholders of the respective Acquiring Fund. The Acquired Fund shareholder will receive the Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the Reorganization.

For each of the Reorganizations a special meeting of the Acquired Fund shareholders is expected to be held in late November or early December 2011 for the purpose of voting on the Reorganization. If the required shareholder approval is obtained, it is anticipated that each Reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed Reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund during October 2011. Each Acquired Fund will continue sales and redemptions of its shares as described in its prospectus until shortly before its Reorganization. However, holders of shares purchased after the record date set for the Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

64	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	247
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	247
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	247
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	247
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	247
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	247
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	247

Nuveen Investments	65

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	247
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	247

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	247
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	247
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	247

66	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	247
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	247
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	247
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	247
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	247
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	247

Nuveen Investments	67

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	247
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	247
Jeffrey M. Wilson 3/13/56 333 W. Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

68	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Strategy Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010 (adjourned until December 29, 2010 for the Nuveen Strategy Conservative Allocation Fund (formerly known as the Strategy Conservative Allocation Fund) and the Nuveen Strategy Growth Allocation Fund (formerly known as the Strategy Growth Allocation Fund)), stockholders of the Funds approved the New Advisory Agreement and the Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests

Nuveen Investments	69

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services, including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high-quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each Fund with the same investment objective and principal strategies and the same portfolio management team. In light of the continuity of investment personnel, the Prior Board considered the historical investment performance of each Fund previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement, although the Funds were not charged for these services. The Prior Board considered that the advisory fee rates would not change as a result of NFA serving as investment adviser to each Fund, and that the advisory fees to be paid by each Fund to NFA under the New Advisory Agreement (0.10% of average daily net assets) would be identical to total fees paid to FAF under the Prior Advisory Agreement (0.10% of average daily net assets) and the Prior Administrative Agreement (0.00% of average daily net assets). The Prior Board also noted that certain services provided to the Funds under the Prior Administrative Agreement would not be provided to the Funds under the New Advisory Agreement and would be delegated to other service providers and paid for by the Funds. Similarly, certain fees paid by FAF under the Prior Administrative Agreement would not be paid by NFA under the New Advisory Agreement and would be paid directly by the Funds.

The Prior Board also considered NFA’s representation that immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same as or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board considered the extent to which economies of scale will be realized as the Funds grow and whether fee levels reasonably reflect economies of scale for the benefit of stockholders. The Prior Board reviewed each Fund’s asset

70	Nuveen Investments

size, each Fund’s expense ratio, the proposed expense limitation and whether the investment process produced economies of scale. The Prior Board concluded that each Fund’s proposed advisory fee reasonably reflected recognition of any economies of scale.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

Sub-Advisory Agreement. The Prior Board also approved the Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the Sub-Advisory Agreement.

Nuveen Investments	71

Notes

72	Nuveen Investments

Notes

Nuveen Investments	73

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Dow Jones Moderately Aggressive U.S. Portfolio Index: A weighted average of other stock, bond and cash indexes. This index is reconstructed monthly and represents 80% of the risk of the U.S. equities market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Dow Jones Moderate U.S. Portfolio Index: A weighted average of other stock, bond and cash indexes. This index is reconstructed monthly and represents 60% of the risk of the U.S. equities markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Dow Jones Conservative U.S. Portfolio Index: A weighted average of other stock, bond and cash indexes. This index is reconstructed monthly and represents 20% of the risk of the U.S. equities market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Lipper Flexible Portfolio Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Fund category. The category contained 170 funds during the 1-year period ended August 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Mixed-Asset Target Allocation Growth Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Fund category. The category contained 556 funds during the 1-year period ended August 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Mixed-Asset Target Allocation Moderate Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Fund category. The category contained 479 funds during the 1-year period ended August 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Lipper Mixed-Asset Target Allocation Conservative Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Fund category. The category contained 443 funds during the 1-year period ended August 31, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

74	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Strategy Aggressive Growth Allocation Fund	25.29%	49.85%
Nuveen Strategy Growth Allocation	26.64%	38.36%
Nuveen Strategy Balanced Allocation	18.48%	11.28%
Nuveen Strategy Conservative Allocation	7.92%	9.38%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	75

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FAA-0811P

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking attractive long-term total returns.

Annual Report

June 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Growth Allocation Fund	NGOAX	NGVBX	NGVCX	NGATX	NGVRX
Nuveen Moderate Allocation Fund	NNSAX	NNSBX	NUVCX	NMATX	NNSRX
Nuveen Conservative Allocation Fund	NBMSX	NMNBX	NBMCX	NALTX	NMNRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 23, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Important Notice

On August 2, 2011, the Board of Trustees of Nuveen Investment Trust approved, subject to shareholder approval, the merger of (i) the Conservative Allocation Fund into the Nuveen Strategy Conservative Allocation Fund and (ii) the Moderate Allocation Fund into the Nuveen Strategy Balanced Allocation Fund. The Conservative Allocation Fund and the Moderate Allocation Fund will each hold a special meeting of shareholders for the purpose of voting on the merger in late November or early December 2011. A joint Proxy Statement/Prospectus relating to each proposed merger will be filed with the SEC in the coming weeks and will contain important information relating the merger. Shareholders are urged to read each such joint Proxy Statement/Prospectus carefully. After they are filed, free copies of the Proxy Statement/Prospectuses will be available on the SEC’s web site at www.sec.gov.

Also on August 2, 2011, the Board of Trustees approved the liquidation of the Nuveen Growth Allocation Fund, effective October 7, 2011. Beginning September 7, 2011, the Growth Allocation Fund will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold fund shares as of September 7, 2011, may continue to purchase fund shares until October 3, 2011. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on October 7, 2011, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Funds feature portfolio management by Nuveen Investment Solutions, Inc. (NIS), an affiliate of Nuveen Investments. The Funds are managed by John Simmons, CFA, Managing Director and Portfolio Manager for NIS.

In May 2011, David R. Cline and James Colon, CFA, joined John in managing the Funds.

Here the team discusses general market conditions, key portfolio management strategies and the performance of these three Funds for the twelve-month period ended June 30, 2011.

What were the general market conditions and trends over the course of the period?

Economic growth was quite uneven over the twelve-month reporting period. The second half of 2010 began with widespread concerns about financial contagion from several European countries and very slow growth, raising the probability of a double-dip recession in the United States. These fears seemed to be quelled in late 2010 and early 2011 as another round of quantitative easing was introduced by the Federal Reserve and consumer spending rebounded sharply. However, this relief was relatively short lived as renewed weakness in housing and higher food and energy prices put a damper on consumption at about the same time that supply chain disruptions from the Japanese tsunami and earthquake were distorting growth and suppressing job creation in many areas in the U.S. and around the world.

Throughout the period, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting, the central bank downgraded growth estimates for the year while reaffirming that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.”

Nuveen Investments	5

From a macro perspective, we ended the fiscal period facing many of the same uncertainties that we did at this same time last year. The Greek bailout had yet to be finalized and fiscal concerns had spread to other European countries such as Ireland, Portugal, Italy and Spain. At the same time, fears about slowing U.S. economic growth bubbled to the surface again, causing consumer spending to pull back. The employment situation seemed to plateau, with the national jobless rate registering 9.2% in June 2011, the fourth monthly increase in a row and just slightly lower than one year earlier. Also, the overall housing market continued to show weakness, weighed down by a backlog of distressed properties on the market and falling prices. For the twelve months ended May 2011 (the most recent data available at the time this report was prepared), property values in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas had fallen 4.5% from one year earlier. U.S. gross domestic product (GDP), a broad measure of the nation’s economic health, was revised downward to an anemic 0.4% annual growth rate for the first quarter of 2011 and estimated to be 1.3% for the second quarter, according to the Commerce Department.

The U.S. equity markets generally rose during the twelve-month period, with the major large capitalization indexes producing strong, double-digit gains. By June 30, 2011, the Russell 1000 Value and S&P 500 indexes had appreciated over 90% from their March 2009 lows. While this still left these indexes below their 2007 peak levels, bankruptcies and significant equity dilution for a multitude of corporations make those prior levels much more elevated than they may seem at first glance. However, even though many companies continue to report better-than-expected earnings, very few of the structural imbalances facing the United States or the global economy have been addressed in a meaningful way.

How did the Funds perform during the twelve-month period ended June 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and since inception periods ended June 30, 2011. Each Fund’s returns are compared with the performance of a peer group, appropriate composite benchmark and general market index.

What strategies were used to manage the Funds during the reporting period?

All of these Funds are managed using the same strategic approach. This involves seeking to: (1) identify a universe of investable asset classes with different risks, returns and relationships, (2) determine an allocation policy among these asset classes that produces the highest expected return consistent with a targeted level of investment risk, (3) utilize liquid, transparent, and value-added investment funds within each asset class, (4) structure these funds to produce value-added performance consistent with the Funds’ active management risk budgets, and (5) monitor, refine and revise all the investment inputs that go into each Fund’s portfolio building process.

6	Nuveen Investments

How did these strategies influence performance?

Nuveen Growth Allocation Fund

Class A Shares at net asset value for the Fund slightly outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Category Average, but slightly underperformed the Growth Allocation Composite over the twelve-month reporting period. The Fund also underperformed the S&P 500 Index.

The Growth Allocation Fund’s policy allocation as of June 30, 2011, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	33%
International Equity	29%
Global Resources	3%
U.S. Public Real Estate	5%
Domestic Fixed Income	1%
Domestic High Yield	11%
TIPS	5%
Convertibles	3%
Commodities	2%
Preferreds	2%
Short Duration & Cash	6%
100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk typically will have the largest performance impact on the Fund. For the twelve-month reporting period, our asset class allocations produced a strong return, primarily because almost all capital market segments performed well across the globe.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and, historically, in various exchange-traded funds to gain exposure to the international equity asset class. The return impact from investment style risk was slightly negative within international equity and negligible to slightly negative elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage this active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated negative incremental returns relative to their benchmarks. Manager performance within the high yield bond asset class again generated the greatest level of outperformance. Slightly negative manager performance was realized in the international equity and global resources asset classes.

Nuveen Investments	7

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to daily cash flows into and out of the Fund. During the reporting period, the performance impact due to allocation tactics has had a small, positive impact on total Fund performance.

Nuveen Moderate Allocation Fund

Class A Shares at net asset value for the Fund slightly underperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Category Average, but outperformed the Moderate Allocation Composite. The Fund also underperformed the S&P 500 Index during the twelve-month reporting period.

The Moderate Allocation Fund’s policy allocation as of June 30, 2011, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	24%
International Equity	19%
Global Resources	3%
U.S. Public Real Estate	4%
Domestic Fixed Income	7%
Domestic High Yield	15%
TIPS	12%
Convertibles	2%
Commodities	2%
Preferreds	2%
Short Duration & Cash	10%
100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. During the reporting period, our asset class allocations produced a solid return, primarily because almost all capital market segments performed well across the globe.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and, historically, in various exchange-traded funds to gain exposure to the international equity class. The return impact from investment style risk was slightly negative within international equity and negligible to slightly negative elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their

8	Nuveen Investments

asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated negative incremental returns, relative to their benchmarks. Manager performance within the high yield asset class generated the greatest level of outperformance. Slightly negative manager performance was realized in the global resources and international equity asset classes.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to daily cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

Nuveen Conservative Allocation Fund

Class A Shares at net asset value for the Fund outperformed the Conservative Allocation Composite and the Lipper Mixed-Asset Target Allocation Conservative Funds Category Average during the twelve-month reporting period. The Fund underperformed the S&P 500 Index.

The Conservative Allocation Fund’s policy allocation as of June 30, 2011, is presented in the accompanying table:

Asset Class	Asset Class Policy Weight
Domestic Equity	14%
International Equity	10%
Global Resources	3%
U.S. Public Real Estate	3%
Domestic Fixed Income	16%
Domestic High Yield	9%
TIPS	14%
Convertibles	1%
Commodities	2%
Preferreds	2%
Short Duration & Cash	26%
100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. For the twelve-month reporting period, our asset class allocations produced a solid return, primarily because almost all capital market segments performed well across the globe.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and, historically, in various exchange-traded funds to gain exposure to

Nuveen Investments	9

the international equity class. The return impact from investment style risk was negative within international equity and negligible to slightly negative elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmarks. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. During the period, the Fund’s investment managers, in aggregate, generated slightly negative incremental returns, relative to their benchmarks. Manager performance within high yield was the strongest while a number of asset classes generated slightly negative levels of performance for the reporting period including international equity and global resources.

Allocation tactic risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

RISK CONSIDERATIONS

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen Funds). Generally, your cost to invest in asset allocation funds will be higher than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each Fund’s allocation. These risks include, but are not limited to, market risk; volatility related to small- and mid-cap stocks; non-diversification risk; foreign securities risk; and credit and interest-rate risk related to debt securities. A Fund’s potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

10	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 6 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	23.45%	4.15%	6.18%
Class A Shares at maximum Offering Price	16.35%	2.92%	5.23%
S&P 500 Index**	30.69%	2.94%	3.72%
Growth Allocation Composite**	23.72%	3.87%	4.18%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average**	23.35%	3.72%	4.45%

Class B Shares w/o CDSC	22.54%	3.37%	5.39%
Class B Shares w/CDSC	18.54%	3.19%	5.39%
Class C Shares	22.58%	3.37%	5.40%
Class R3 Shares	23.15%	3.89%	5.92%
Class I Shares	23.85%	4.41%	6.46%

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.33%	1.40%
Class B	3.09%	2.15%
Class C	3.09%	2.15%
Class R3	2.60%	1.65%
Class I	2.10%	1.15%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.40% (0.84% after October 31, 2011) of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, B, C and I Shares and for the index, composite and average are from 12/9/04; since inception return for Class R3 Shares is from 8/4/08.

**	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Moderate Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	18.77%	5.27%	4.56%
Class A Shares at maximum Offering Price	11.92%	4.03%	3.94%
S&P 500 Index*	30.69%	2.94%	2.72%
Moderate Allocation Composite*	18.53%	4.65%	4.18%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average*	19.01%	3.97%	4.23%

Class B Shares w/o CDSC	17.82%	4.47%	3.93%
Class B Shares w/CDSC	13.82%	4.30%	3.93%
Class C Shares	17.75%	4.46%	3.77%
Class R3 Shares**	18.17%	4.94%	4.27%
Class I Shares	19.00%	5.53%	4.81%

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.53%	1.24%
Class B	2.28%	1.99%
Class C	2.28%	1.99%
Class R3	1.78%	1.49%
Class I	1.28%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.29% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Refer to the Glossary of Terms Used in this Report for definitions.

**	The inception date for Class R3 Shares is 8/4/08.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of June 30, 2011

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	14.29%	4.48%	3.56%
Class A Shares at maximum Offering Price	7.70%	3.25%	2.95%
S&P 500 Index*	30.69%	2.94%	2.72%
Conservative Allocation Composite*	13.47%	5.31%	4.74%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average*	13.06%	4.41%	4.19%

Class B Shares w/o CDSC	13.37%	3.69%	2.94%
Class B Shares w/CDSC	9.37%	3.52%	2.94%
Class C Shares	13.38%	3.70%	2.78%
Class R3 Shares**	13.94%	4.22%	3.30%
Class I Shares	14.49%	4.73%	3.82%

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the periods since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.39%	1.24%
Class B	2.15%	1.99%
Class C	2.14%	1.99%
Class R3	1.64%	1.49%
Class I	1.12%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through October 31, 2011 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.37% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2011, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Refer to the Glossary of Terms Used in this Report for definitions.

**	Inception date for Class R3 Shares is 8/4/08.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2011

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding Summaries (Unaudited) as of June 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Growth Allocation Fund

Portfolio Allocation1

Nuveen Moderate Allocation Fund

Portfolio Allocation1

Nuveen Conservative Allocation Fund

Portfolio Allocation1

18	Nuveen Investments

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

Nuveen Growth Allocation Fund

Holding	Weighting[1]
Credit Suisse Commodity Return Strategy Fund	1.7%
Total Non-Affiliated Commodity Funds	1.7%
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	4.0%
Nuveen NWQ Large-Cap Value Fund (Class I)	6.0%
Nuveen Real Estate Securities Fund (Class I)	5.0%
Nuveen Santa Barbara Growth Fund (Class I)	1.7%
Nuveen Santa Barbara International Equity Fund (Class I)	12.3%
Nuveen Symphony Large-Cap Growth Fund (Class I)	2.4%
Nuveen Tradewinds Emerging Markets Fund (Class I)	5.1%
Nuveen Tradewinds Global Resources Fund (Class I)	3.1%
Nuveen Tradewinds International Value Fund (Class I)	12.2%
Nuveen Tradewinds Value Opportunities Fund (Class I)	3.3%
Nuveen U.S. Equity Completeness Fund	10.1%
Nuveen Winslow Large Cap Growth Fund (Class I)	6.1%
Total Affiliated Equity Funds	71.3%
Guggenheim Frontier Markets ETF	0.0%
SPDR Barclays Capital Convertible Securities ETF	3.0%
SPDR S&P Emerging Middle East and Africa ETF	0.0%
Total Non-Affiliated Equity Funds	3.0%
Total Equity Funds	74.3%
Nuveen High Yield Bond Fund (Class I)	5.6%
Nuveen Inflation Protected Securities Fund (Class I)	5.0%
Nuveen Multi-Strategy Core Bond Fund (Class I)	1.2%
Nuveen Preferred Securities Fund (Class I)	2.0%
Nuveen Short Duration Bond Fund (Class I)	1.6%
Nuveen Short Term Bond Fund (Class I)	3.0%
Nuveen Symphony Credit Opportunities Fund (Class I)	5.6%
Total Affiliated Fixed Income Funds	24.0%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 6/30/11
Credit Suisse Commodity Return Strategy Fund	24.47%

Affiliated Equity Funds
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	27.46%
Nuveen NWQ Large-Cap Value Fund (Class I)	26.54%
Nuveen Real Estate Securities Fund (Class I)	35.47%
Nuveen Santa Barbara Growth Fund (Class I)	30.37%
Nuveen Santa Barbara International Equity Fund (Class I)	34.55%
Nuveen Symphony Large-Cap Growth Fund (Class I)	35.58%
Nuveen Tradewinds Emerging Markets Fund (Class I)	19.28%
Nuveen Tradewinds Global Resources Fund (Class I)	32.28%
Nuveen Tradewinds International Value Fund (Class I)	18.85%
Nuveen Tradewinds Value Opportunities Fund (Class I)	25.64%
Nuveen U.S. Equity Completeness Fund	31.57%
Nuveen Winslow Large Cap Growth Fund (Class I)	39.67%

Non-Affiliated Equity Funds
Guggenheim Frontier Markets ETF	28.83%
SPDR Barclays Capital Convertible Securities ETF	20.38%
SPDR S&P Emerging Middle East and Africa ETF	29.18%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	17.96%
Nuveen Inflation Protected Securities Fund (Class I)	7.62%
Nuveen Multi-Strategy Core Bond Fund (Class I)	4.95%
Nuveen Preferred Securities Fund (Class I)	18.90%
Nuveen Short Duration Bond Fund (Class I)	4.01%
Nuveen Short Term Bond Fund (Class I)	3.16%
Nuveen Symphony Credit Opportunities Fund (Class I)	16.00%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

Nuveen Investments	19

Holding Summaries (Unaudited) (continued) as of June 30, 2011

Nuveen Moderate Allocation Fund

Holding	Weighting[1]
Credit Suisse Commodity Return Strategy Fund	2.1%
Total Non-Affiliated Commodity Funds	2.1%
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	2.9%
Nuveen NWQ Large-Cap Value Fund (Class I)	4.4%
Nuveen Real Estate Securities Fund (Class I)	4.0%
Nuveen Santa Barbara Growth Fund (Class I)	1.2%
Nuveen Santa Barbara International Equity Fund (Class I)	8.2%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.7%
Nuveen Tradewinds Emerging Markets Fund (Class I)	3.1%
Nuveen Tradewinds Global Resources Fund (Class I)	3.1%
Nuveen Tradewinds International Value Fund (Class I)	8.2%
Nuveen Tradewinds Value Opportunities Fund (Class I)	2.5%
Nuveen U.S. Equity Completeness Fund	7.3%
Nuveen Winslow Large Cap Growth Fund (Class I)	4.4%
Total Affiliated Equity Funds	51.0%
Guggenheim Frontier Markets ETF	0.0%
SPDR Barclays Capital Convertible Securities ETF	2.0%
SPDR S&P Emerging Middle East and Africa ETF	0.0%
Total Non-Affiliated Equity Funds	2.0%
Total Equity Funds	53.0%
Nuveen High Yield Bond Fund (Class I)	7.6%
Nuveen Inflation Protected Securities Fund (Class I)	12.0%
Nuveen Multi-Strategy Core Bond Fund (Class I)	7.0%
Nuveen Preferred Securities Fund (Class I)	2.0%
Nuveen Short Duration Bond Fund (Class I)	7.2%
Nuveen Short Term Bond Fund (Class I)	0.4%
Nuveen Symphony Credit Opportunities Fund (Class I)	7.6%
Total Affiliated Fixed Income Funds	43.8%
Total Short-Term Investments	1.1%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 6/30/11
Credit Suisse Commodity Return Strategy Fund	24.47%

Affiliated Equity Funds
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	27.46%
Nuveen NWQ Large-Cap Value Fund (Class I)	26.54%
Nuveen Real Estate Securities Fund (Class I)	35.47%
Nuveen Santa Barbara Growth Fund (Class I)	30.37%
Nuveen Santa Barbara International Equity Fund (Class I)	34.55%
Nuveen Symphony Large-Cap Growth Fund (Class I)	35.58%
Nuveen Tradewinds Emerging Markets Fund (Class I)	19.28%
Nuveen Tradewinds Global Resources Fund (Class I)	32.28%
Nuveen Tradewinds International Value Fund (Class I)	18.85%
Nuveen Tradewinds Value Opportunities Fund (Class I)	25.64%
Nuveen U.S. Equity Completeness Fund	31.57%
Nuveen Winslow Large Cap Growth Fund (Class I)	39.67%

Non-Affiliated Equity Funds
Guggenheim Frontier Markets ETF	28.83%
SPDR Barclays Capital Convertible Securities ETF	20.38%
SPDR S&P Emerging Middle East and Africa ETF	29.18%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	17.96%
Nuveen Inflation Protected Securities Fund (Class I)	7.62%
Nuveen Multi-Strategy Core Bond Fund (Class I)	4.95%
Nuveen Preferred Securities Fund (Class I)	18.90%
Nuveen Short Duration Bond Fund (Class I)	4.01%
Nuveen Short Term Bond Fund (Class I)	3.16%
Nuveen Symphony Credit Opportunities Fund (Class I)	16.00%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

20	Nuveen Investments

Nuveen Conservative Allocation Fund

Holding	Weighting[1]
Credit Suisse Commodity Return Strategy Fund	1.9%
Total Non-Affiliated Commodity Funds	1.9%
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	1.7%
Nuveen NWQ Large-Cap Value Fund (Class I)	2.6%
Nuveen Real Estate Securities Fund (Class I)	3.0%
Nuveen Santa Barbara Growth Fund (Class I)	0.7%
Nuveen Santa Barbara International Equity Fund (Class I)	4.6%
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.0%
Nuveen Tradewinds Emerging Markets Fund (Class I)	1.0%
Nuveen Tradewinds Global Resources Fund (Class I)	3.0%
Nuveen Tradewinds International Value Fund (Class I)	4.6%
Nuveen Tradewinds Value Opportunities Fund (Class I)	1.4%
Nuveen U.S. Equity Completeness Fund	4.3%
Nuveen Winslow Large Cap Growth Fund (Class I)	2.6%
Total Affiliated Equity Funds	30.5%
Guggenheim Frontier Markets ETF	0.0%
SPDR Barclays Capital Convertible Securities ETF	1.0%
SPDR S&P Emerging Middle East and Africa ETF	0.0%
Total Non-Affiliated Equity Funds	1.0%
Total Equity Funds	31.5%
Nuveen High Yield Bond Fund (Class I)	4.5%
Nuveen Inflation Protected Securities Fund (Class I)	14.0%
Nuveen Multi-Strategy Core Bond Fund (Class I)	16.1%
Nuveen Preferred Securities Fund (Class I)	2.0%
Nuveen Short Duration Bond Fund (Class I)	19.5%
Nuveen Short Term Bond Fund (Class I)	4.1%
Nuveen Symphony Credit Opportunities Fund (Class I)	4.5%
Total Affiliated Fixed Income Funds	64.7%
Total Short-Term Investments	1.9%
Total Investments	100.0%

Non-Affiliated Commodity Funds	1-Year Average Annual Total Returns as of 6/30/11
Credit Suisse Commodity Return Strategy Fund	24.47%

Affiliated Equity Funds
Nuveen Multi-Manager Large-Cap Value Fund (Class I)	27.46%
Nuveen NWQ Large-Cap Value Fund (Class I)	26.54%
Nuveen Real Estate Securities Fund (Class I)	35.47%
Nuveen Santa Barbara Growth Fund (Class I)	30.37%
Nuveen Santa Barbara International Equity Fund (Class I)	34.55%
Nuveen Symphony Large-Cap Growth Fund (Class I)	35.58%
Nuveen Tradewinds Emerging Markets Fund (Class I)	19.28%
Nuveen Tradewinds Global Resources Fund (Class I)	32.28%
Nuveen Tradewinds International Value Fund (Class I)	18.85%
Nuveen Tradewinds Value Opportunities Fund (Class I)	25.64%
Nuveen U.S. Equity Completeness Fund	31.57%
Nuveen Winslow Large Cap Growth Fund (Class I)	39.67%

Non-Affiliated Equity Funds
Guggenheim Frontier Markets ETF	28.83%
SPDR Barclays Capital Convertible Securities ETF	20.38%
SPDR S&P Emerging Middle East and Africa ETF	29.18%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	17.96%
Nuveen Inflation Protected Securities Fund (Class I)	7.62%
Nuveen Multi-Strategy Core Bond Fund (Class I)	4.95%
Nuveen Preferred Securities Fund (Class I)	18.90%
Nuveen Short Duration Bond Fund (Class I)	4.01%
Nuveen Short Term Bond Fund (Class I)	3.16%
Nuveen Symphony Credit Opportunities Fund (Class I)	16.00%

1	As a percentage of total investments as of June 30, 2011. Holdings are subject to change.

Nuveen Investments	21

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Growth Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,016.30	$1,012.60	$1,012.60	$1,015.40	$1,017.60	$1,021.57	$1,017.85	$1,017.85	$1,020.33	$1,022.81
Expenses Incurred During Period	$3.25	$6.99	$6.99	$4.50	$2.00	$3.26	$7.00	$7.00	$4.51	$2.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .65%, 1.40%, 1.40%, .90% and ..40% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Moderate Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,017.40	$1,013.70	$1,013.70	$1,016.20	$1,019.10	$1,022.12	$1,018.40	$1,018.40	$1,020.88	$1,023.36
Expenses Incurred During Period	$2.70	$6.44	$6.44	$3.95	$1.45	$2.71	$6.46	$6.46	$3.96	$1.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .54%, 1.29%, 1.29%, .79% and ..29% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Conservative Allocation Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/11)	$1,018.30	$1,014.30	$1,014.30	$1,017.10	$1,019.20	$1,021.72	$1,018.00	$1,018.00	$1,020.48	$1,022.96
Expenses Incurred During Period	$3.10	$6.84	$6.84	$4.35	$1.85	$3.11	$6.85	$6.85	$4.36	$1.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .62%, 1.37%, 1.37%, .87% and ..37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Growth Allocation Fund, Nuveen Moderate Allocation Fund, and Nuveen Conservative Allocation (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 1 to the financial statements, the Nuveen Growth Allocation Fund will liquidate after the close of business on October 7, 2011.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 26, 2011

Nuveen Investments	23

Portfolio of Investments

Nuveen Growth Allocation Fund

June 30, 2011

Shares	Description (1)	Value
	COMMODITY FUNDS – 1.7%

	Non-Affiliated Commodity Funds – 1.7%

16,707	Credit Suisse Commodity Return Strategy Fund	$153,879
	Total Commodity Funds (cost $149,710)	153,879
	EQUITY FUNDS – 73.6%

	Affiliated Equity Funds – 70.6%

17,602	Nuveen Multi-Manager Large Cap Value Fund (Class I)	358,044

28,892	Nuveen NWQ Large-Cap Value Fund (Class I)	537,113

22,526	Nuveen Real Estate Securities Fund (Class I)	447,367

7,033	Nuveen Santa Barbara Growth Fund (Class I)	149,467

35,233	Nuveen Santa Barbara International Equity Fund (Class I)	1,091,872

8,329	Nuveen Symphony Large-Cap Growth Fund (Class I)	209,155

11,270	Nuveen Tradewinds Emerging Markets Fund (Class I)	451,496

10,658	Nuveen Tradewinds Global Resources Fund (Class I)	272,966

41,905	Nuveen Tradewinds International Value Fund (Class I)	1,088,282

8,318	Nuveen Tradewinds Value Opportunities Fund (Class I)	297,219

43,569	Nuveen U.S. Equity Completeness Fund, (2)	895,344

16,496	Nuveen Winslow Large Cap Growth Fund (Class I)	538,436
	Total Affiliated Equity Funds (cost $5,965,473)	6,336,761
	Non-Affiliated Equity Funds – 3.0%

10	Guggenheim Frontier Markets ETF	234

6,480	SPDR Barclays Capital Convertible Securities ETF	268,790

3	SPDR S&P Emerging Middle East and Africa ETF	222
	Total Non-Affiliated Equity Funds (cost $266,008)	269,246
	Total Equity Funds (cost $6,231,481)	6,606,007
	FIXED INCOME FUNDS – 23.7%

	Affiliated Fixed Income Funds – 23.7%

27,537	Nuveen High Yield Bond Fund (Class I)	495,128

40,771	Nuveen Inflation Protected Securities Fund (Class I)	446,859

5,161	Nuveen Multi-Strategy Core Bond Fund (Class I)	105,094

10,698	Nuveen Preferred Securities Fund (Class I)	180,796

7,167	Nuveen Short Duration Bond Fund (Class I)	141,134

26,216	Nuveen Short Term Bond Fund (Class I)	264,000

23,537	Nuveen Symphony Credit Opportunities Fund (Class I)	494,284
	Total Fixed Income Funds (cost $2,014,808)	2,127,295
	Total Investments (cost $8,395,999) – 99.0%	8,887,181
	Other Assets Less Liabilities – 1.0%	88,416
	Net Assets – 100%	$8,975,597

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

24	Nuveen Investments

Portfolio of Investments

Nuveen Moderate Allocation Fund

June 30, 2011

Shares	Description (1)			Value
	COMMODITY FUNDS – 2.1%

	Non-Affiliated Commodity Funds – 2.1%

124,691	Credit Suisse Commodity Return Strategy Fund			$1,148,412
	Total Commodity Funds (cost $1,117,303)			1,148,412
	EQUITY FUNDS – 52.3%

	Affiliated Equity Funds – 50.3%

78,828	Nuveen Multi-Manager Large Cap Value Fund (Class I)			1,603,372

129,609	Nuveen NWQ Large-Cap Value Fund (Class I)			2,409,433

110,890	Nuveen Real Estate Securities Fund (Class I)			2,202,282

31,500	Nuveen Santa Barbara Growth Fund (Class I)			669,391

144,789	Nuveen Santa Barbara International Equity Fund (Class I)			4,487,039

37,345	Nuveen Symphony Large-Cap Growth Fund (Class I)			937,747

41,649	Nuveen Tradewinds Emerging Markets Fund (Class I)			1,668,488

65,421	Nuveen Tradewinds Global Resources Fund (Class I)			1,675,452

172,448	Nuveen Tradewinds International Value Fund (Class I)			4,478,489

37	Nuveen Tradewinds Value Opportunities Fund (Class I)			1,334,572

195,300	Nuveen U.S. Equity Completeness Fund, (2)			4,013,432

73,908	Nuveen Winslow Large Cap Growth Fund (Class I)			2,412,387
	Total Affiliated Equity Funds (cost $25,104,250)			27,892,084
	Non-Affiliated Equity Funds – 2.0%

60	Guggenheim Frontier Markets ETF			1,406

26,660	SPDR Barclays Capital Convertible Securities ETF			1,105,857

20	SPDR S&P Emerging Middle East and Africa ETF			1,482
	Total Non-Affiliated Equity Funds (cost $1,086,353)			1,108,745
	Total Equity Funds (cost $26,190,603)			29,000,829
	FIXED INCOME FUNDS – 43.3%

	Affiliated Fixed Income Funds – 43.3%

231,027	Nuveen High Yield Bond Fund (Class I)			4,153,873

602,115	Nuveen Inflation Protected Securities Fund (Class I)			6,599,186

189,145	Nuveen Multi-Strategy Core Bond Fund (Class I)			3,850,991

65,486	Nuveen Preferred Securities Fund (Class I)			1,106,720

199,158	Nuveen Short Duration Bond Fund (Class I)			3,921,436

21,350	Nuveen Short Term Bond Fund (Class I)			215,000

197,520	Nuveen Symphony Credit Opportunities Fund (Class I)			4,147,935
	Total Fixed Income Funds (cost $22,423,366)			23,995,141

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.1%

$603	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $602,935, collateralized by $600,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $619,500	0.010%	7/01/11	$602,935
	Total Short-Term Investments (cost $602,935)			602,935
	Total Investments (cost $50,334,207) – 98.8%			54,747,317
	Other Assets Less Liabilities – 1.2%			680,336
	Net Assets – 100%			$55,427,653

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments

Nuveen Conservative Allocation Fund

June 30, 2011

Shares	Description (1)			Value
	COMMODITY FUNDS – 1.9%

	Non-Affiliated Commodity Funds – 1.9%

107,759	Credit Suisse Commodity Return Strategy Fund			$992,467
	Total Commodity Funds (cost $965,583)			992,467
	EQUITY FUNDS – 31.7%

	Affiliated Equity Funds – 30.7%

43,710	Nuveen Multi-Manager Large Cap Value Fund (Class I)			889,062

71,979	Nuveen NWQ Large-Cap Value Fund (Class I)			1,338,103

78,890	Nuveen Real Estate Securities Fund (Class I)			1,566,760

17,529	Nuveen Santa Barbara Growth Fund (Class I)			372,504

77,347	Nuveen Santa Barbara International Equity Fund (Class I)			2,397,006

20,718	Nuveen Symphony Large-Cap Growth Fund (Class I)			520,233

13,385	Nuveen Tradewinds Emerging Markets Fund (Class I)			536,243

61,845	Nuveen Tradewinds Global Resources Fund (Class I)			1,583,874

92,142	Nuveen Tradewinds International Value Fund (Class I)			2,392,949

21	Nuveen Tradewinds Value Opportunities Fund (Class I)			740,342

108,440	Nuveen U.S. Equity Completeness Fund, (2)			2,228,459

40,990	Nuveen Winslow Large Cap Growth Fund (Class I)			1,337,915
	Total Affiliated Equity Funds (cost $14,169,766)			15,903,450
	Non-Affiliated Equity Funds – 1.0%

50	Guggenheim Frontier Markets ETF			1,172

12,780	SPDR Barclays Capital Convertible Securities ETF			530,114

15	SPDR S&P Emerging Middle East and Africa ETF			1,111
	Total Non-Affiliated Equity Funds (cost $517,091)			532,397
	Total Equity Funds (cost $14,686,857)			16,435,847
	FIXED INCOME FUNDS – 65.2%

	Affiliated Fixed Income Funds – 65.2%

131,806	Nuveen High Yield Bond Fund (Class I)			2,369,888

668,776	Nuveen Inflation Protected Securities Fund (Class I)			7,329,795

411,962	Nuveen Multi-Strategy Core Bond Fund (Class I)			8,387,565

62,172	Nuveen Preferred Securities Fund (Class I)			1,050,711

515,828	Nuveen Short Duration Bond Fund (Class I)			10,156,661

213,505	Nuveen Short Term Bond Fund (Class I)			2,150,000

112,683	Nuveen Symphony Credit Opportunities Fund (Class I)			2,366,361
	Total Fixed Income Funds (cost $32,248,087)			33,810,981

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%

$1,006	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/11, repurchase price $1,006,271 collateralized by $995,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $1,027,338	0.010%	7/01/11	$1,006,271
	Total Short-Term Investments (cost $1,006,271)			1,006,271
	Total Investments (cost $48,906,798) – 100.7%			52,245,566
	Other Assets Less Liabilities – (0.7)%			(369,313)
	Net Assets – 100%			$51,876,253

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities

June 30, 2011

	Growth Allocation		Moderate Allocation		Conservative Allocation
Assets
Affiliated investments, at value (cost $7,980,281, $47,527,616 and $46,417,853, respectively)		$8,464,056		$51,887,225		$49,714,431
Non-affiliated investments, at value (cost $415,718, $2,806,591 and $2,488,945, respectively)		423,125		2,860,092		2,531,135
Cash		7,412		—		—
Receivables:
Dividends		8,951		85,532		90,141
From Adviser		14,388		18,376		7,720
Investments sold		664,000		2,621,854		4,083,425
Reclaims		989		6,058		5,489
Shares sold		1,000		48,284		18,401
Other assets		2,032		14,031		22,258
Total assets		9,585,953		57,541,452		56,473,000
Liabilities
Payables:
Investments purchased		536,895		1,847,000		3,765,000
Shares redeemed		—		146,226		714,812
Accrued expenses:
12b-1 distribution and service fees		3,939		17,742		18,250
Other		69,522		102,831		98,685
Total liabilities		610,356		2,113,799		4,596,747
Net assets		$8,975,597		$55,427,653		$51,876,253
Class A Shares
Net assets		$2,789,839		$32,234,383		$37,420,285
Shares outstanding		117,745		1,314,426		1,527,306
Net asset value per share		$23.69		$24.52		$24.50
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)		$25.14		$26.02		$25.99
Class B Shares
Net assets		$452,906		$1,704,416		$1,062,532
Shares outstanding		19,446		69,596		40,464
Net asset value and offering price per share		$23.29		$24.49		$26.26
Class C Shares
Net assets		$3,564,396		$11,617,725		$11,589,417
Shares outstanding		152,876		474,111		441,880
Net asset value and offering price per share		$23.32		$24.50		$26.23
Class R3 Shares
Net assets		$55,543		$538,352		$50,899
Shares outstanding		2,337		22,012		2,135
Net asset value and offering price per share		$23.77		$24.46		$23.84
Class I Shares
Net assets		$2,112,913		$9,332,777		$1,753,120
Shares outstanding		88,948		380,733		73,541
Net asset value and offering price per share		$23.75		$24.51		$23.84
Net assets consist of:
Capital paid-in		$9,772,072		$50,732,110		$49,620,818
Undistributed (Over-distribution of) net investment income		82,430		944,484		1,142,487
Accumulated net realized gain (loss)		(1,369,998)		(662,051)		(2,225,820)
Net unrealized appreciation (depreciation)		491,093		4,413,110		3,338,768
Net assets		$8,975,597		$55,427,653		$51,876,253
Authorized shares Par value per share	$	Unlimited 0.01	$	Unlimited 0.01	$	Unlimited 0.01

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations

Year Ended June 30, 2011

	Growth Allocation	Moderate Allocation	Conservative Allocation
Investment Income
Dividends from affiliated investments	$140,697	$1,257,215	$1,407,998
Dividends from non-affiliated investments and interest	23,920	182,177	166,057
Total investment income	164,617	1,439,392	1,574,055
Expenses
Management fees	13,096	84,169	76,095
12b-1 service fees – Class A	5,166	76,711	94,518
12b-1 distribution and service fees – Class B	4,416	21,220	11,256
12b-1 distribution and service fees – Class C	35,769	96,188	99,803
12b-1 distribution and service fees – Class R3	513	2,156	493
Shareholders’ servicing agent fees and expenses	13,752	61,269	44,592
Custodian’s fees and expenses	3,939	11,789	8,142
Trustees’ fees and expenses	50	322	279
Professional fees	34,012	34,962	33,564
Shareholders’ reports – printing and mailing expenses	14,964	53,873	36,816
Federal and state registration fees	86,378	69,801	68,520
Other expenses	893	1,061	1,160
Total expenses before custodian fee credit and expense reimbursement	212,948	513,521	475,238
Custodian fee credit	(8)	(25)	(18)
Expense reimbursement	(132,167)	(154,522)	(81,471)
Net expenses	80,773	358,974	393,749
Net investment income (loss)	83,844	1,080,418	1,180,306
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	309,543	498,933	848,094
Non-affiliated investments	728,340	3,872,003	2,105,996
Distributions from affiliated investment company shares	5,963	37,906	32,017
Total net realized gain (loss)	1,043,846	4,408,842	2,986,107
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	694,848	4,613,828	2,756,131
Non-affiliated investments	(55,782)	(1,257,094)	(537,664)
Total change in net unrealized appreciation (depreciation)	639,066	3,356,734	2,218,467
Net realized and unrealized gain (loss)	1,682,912	7,765,576	5,204,574
Net increase (decrease) in net assets from operations	$1,766,756	$8,845,994	$6,384,880

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

	Growth Allocation
	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$83,844	$170,924
Total net realized gain (loss)	1,043,846	(226,538)
Total change in net unrealized appreciation (depreciation)	639,066	1,261,750
Net increase (decrease) in net assets from operations	1,766,756	1,206,136
Distributions to Shareholders
From net investment income:
Class A	(47,099)	(41,424)
Class B	(7,675)	(6,798)
Class C	(63,446)	(58,777)
Class R3	(1,405)	(2,707)
Class I	(37,408)	(95,767)
Decrease in net assets from distributions to shareholders	(157,033)	(205,473)
Fund Share Transactions
Proceeds from sale of shares	3,136,854	1,875,121
Proceeds from shares issued to shareholders due to reinvestment of distributions	112,749	124,234
	3,249,603	1,999,355
Cost of shares redeemed	(4,224,975)	(3,296,958)
Net increase (decrease) in net assets from Fund share transactions	(975,372)	(1,297,603)
Net increase (decrease) in net assets	634,351	(296,940)
Net assets at the beginning of period	8,341,246	8,638,186
Net assets at the end of period	$8,975,597	$8,341,246
Undistributed (Over-distribution of) net investment income at the end of period	$82,430	$156,003

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets (continued)

	Moderate Allocation		Conservative Allocation
	Year Ended 6/30/11	Year Ended 6/30/10	Year Ended 6/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$1,080,418	$1,112,375	$1,180,306	$1,388,287
Total net realized gain (loss)	4,408,842	(429,758)	2,986,107	(527,879)
Total change in net unrealized appreciation (depreciation)	3,356,734	4,329,077	2,218,467	4,704,920
Net increase (decrease) in net assets from operations	8,845,994	5,011,694	6,384,880	5,565,328
Distributions to Shareholders
From net investment income:
Class A	(644,042)	(672,528)	(1,103,768)	(1,297,304)
Class B	(30,584)	(55,689)	(25,810)	(41,526)
Class C	(132,270)	(112,259)	(215,809)	(221,070)
Class R3	(9,499)	(3,573)	(1,352)	(4,893)
Class I	(335,495)	(307,372)	(54,557)	(19,969)
Decrease in net assets from distributions to shareholders	(1,151,890)	(1,151,421)	(1,401,296)	(1,584,762)
Fund Share Transactions
Proceeds from sale of shares	20,662,801	15,999,993	11,902,802	5,011,319
Proceeds from shares issued to shareholders due to reinvestment of distributions	773,093	821,617	1,000,328	1,184,288
	21,435,894	16,821,610	12,903,130	6,195,607
Cost of shares redeemed	(19,092,544)	(10,629,089)	(11,435,937)	(8,982,212)
Net increase (decrease) in net assets from Fund share transactions	2,343,350	6,192,521	1,467,193	(2,786,605)
Net increase (decrease) in net assets	10,037,454	10,052,794	6,450,777	1,193,961
Net assets at the beginning of period	45,390,199	35,337,405	45,425,476	44,231,515
Net assets at the end of period	$55,427,653	$45,390,199	$51,876,253	$45,425,476
Undistributed (Over-distribution of) net investment income at the end of period	$944,484	$628,884	$1,142,487	$1,382,075

See accompanying notes to financial statements.

30	Nuveen Investments

Financial Highlights

Nuveen Investments	31

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/04)
2011	$19.66	$.29	$4.31	$4.60	$(.57)	$—	$(.57)	$23.69	23.45%
2010	17.69	.40	2.02	2.42	(.45)	—	(.45)	19.66	13.56
2009	23.58	.49	(5.18)	(4.69)	(.06)	(1.14)	(1.20)	17.69	(19.00)
2008	27.79	.08	(2.73)	(2.65)	(.22)	(1.34)	(1.56)	23.58	(9.84)
2007	23.95	.17	4.48	4.65	(.18)	(.63)	(.81)	27.79	19.67
Class B (12/04)
2011	19.34	.14	4.21	4.35	(.40)	—	(.40)	23.29	22.54
2010	17.42	.25	1.98	2.23	(.31)	—	(.31)	19.34	12.72
2009	23.34	.41	(5.19)	(4.78)	—	(1.14)	(1.14)	17.42	(19.61)
2008	27.51	(.11)	(2.70)	(2.81)	(.02)	(1.34)	(1.36)	23.34	(10.49)
2007	23.74	(.02)	4.42	4.40	—	(.63)	(.63)	27.51	18.73
Class C (12/04)
2011	19.35	.13	4.24	4.37	(.40)	—	(.40)	23.32	22.58
2010	17.44	.25	1.97	2.22	(.31)	—	(.31)	19.35	12.65
2009	23.35	.41	(5.18)	(4.77)	—	(1.14)	(1.14)	17.44	(19.56)
2008	27.53	(.11)	(2.71)	(2.82)	(.02)	(1.34)	(1.36)	23.35	(10.52)
2007	23.75	(.02)	4.43	4.41	—	(.63)	(.63)	27.53	18.76
Class R3 (8/08)
2011	19.73	.19	4.37	4.56	(.52)	—	(.52)	23.77	23.15
2010	17.76	.36	2.02	2.38	(.41)	—	(.41)	19.73	13.27
2009(g)	22.66	.53	(4.29)	(3.76)	— **	(1.14)	(1.14)	17.76	(15.68)
Class I (12/04)(f)
2011	19.69	.29	4.39	4.68	(.62)	—	(.62)	23.75	23.85
2010	17.72	.48	1.99	2.47	(.50)	—	(.50)	19.69	13.78
2009	23.63	.61	(5.27)	(4.66)	(.11)	(1.14)	(1.25)	17.72	(18.77)
2008	27.85	.16	(2.75)	(2.59)	(.29)	(1.34)	(1.63)	23.63	(9.62)
2007	24.00	.24	4.48	4.72	(.24)	(.63)	(.87)	27.85	19.95

32	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)	Expenses(e)		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$2,790	2.30%		(.41)%	.65%		1.24%	90%
1,478	1.58		1.04	.65		1.97	20
1,922	2.52		1.01	.79		2.74	173
3,420	2.04		(.07)	1.69		.28	34
6,888	1.82		.52	1.68		.66	31

453	2.93		(.92)	1.40		.61	90
411	2.34		.32	1.40		1.26	20
434	3.35		.52	1.52		2.34	173
647	2.79		(.79)	2.44		(.44)	34
752	2.54		(.19)	2.44		(.09)	31

3,564	2.95		(.95)	1.40		.60	90
3,095	2.34		.33	1.40		1.27	20
3,364	3.30		.53	1.53		2.30	173
6,035	2.80		(.81)	2.45		(.46)	34
8,771	2.53		(.17)	2.44		(.07)	31

56	2.21		(.47)	.90		.84	90
133	1.85		.84	.90		1.78	20
118	3.01	*	1.29 *	.90	*	3.39 *	173

2,113	1.76		(.05)	.40		1.31	90
3,224	1.35		1.43	.40		2.38	20
2,800	2.36		1.55	.52		3.39	173
4,396	1.76		.25	1.41		.60	34
4,868	1.58		.78	1.43		.93	31

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Global Value Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Global Value Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MODERATE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/96)
2011	$21.08	$.48	$3.47	$3.95	$(.51)	$—	$(.51)	$24.52	18.77%
2010	18.90	.56	2.20	2.76	(.58)	—	(.58)	21.08	14.49
2009	22.35	.67	(3.32)	(2.65)	(.34)	(.46)	(.80)	18.90	(11.28)
2008	26.73	.54	(2.04)	(1.50)	(.56)	(2.32)	(2.88)	22.35	(6.31)
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40
Class B (8/96)
2011	21.07	.31	3.45	3.76	(.34)	—	(.34)	24.49	17.82
2010	18.91	.39	2.20	2.59	(.43)	—	(.43)	21.07	13.64
2009	22.35	.52	(3.30)	(2.78)	(.20)	(.46)	(.66)	18.91	(11.98)
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55
Class C (8/96)
2011	21.10	.29	3.45	3.74	(.34)	—	(.34)	24.50	17.75
2010	18.94	.40	2.19	2.59	(.43)	—	(.43)	21.10	13.62
2009	22.37	.53	(3.30)	(2.77)	(.20)	(.46)	(.66)	18.94	(11.93)
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54
Class R3 (8/08)
2011	21.08	.45	3.38	3.83	(.45)	—	(.45)	24.46	18.17
2010	18.91	.51	2.19	2.70	(.53)	—	(.53)	21.08	14.19
2009(g)	22.20	.59	(3.12)	(2.53)	(.30)	(.46)	(.76)	18.91	(10.87)
Class I (8/96)(f)
2011	21.08	.56	3.43	3.99	(.56)	—	(.56)	24.51	19.00
2010	18.89	.63	2.18	2.81	(.62)	—	(.62)	21.08	14.80
2009	22.35	.71	(3.32)	(2.61)	(.39)	(.46)	(.85)	18.89	(11.08)
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68

34	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$32,234	.82%		1.74%		.54%		2.01%		95%
25,190	.83		2.32		.54		2.61		13
21,136	1.29		2.97		.62		3.64		171
29,612	1.32		2.04		1.23		2.12		51
33,519	1.26		2.17		1.24		2.19		61

1,704	1.56		1.04		1.29		1.32		95
2,421	1.58		1.53		1.29		1.82		13
3,054	2.02		2.18		1.38		2.81		171
5,535	2.07		1.29		1.98		1.38		51
6,376	2.02		1.40		1.99		1.42		61

11,618	1.57		.94		1.29		1.22		95
6,354	1.58		1.58		1.29		1.87		13
4,685	2.03		2.19		1.37		2.85		171
7,265	2.07		1.29		1.98		1.38		51
7,694	2.01		1.42		1.99		1.44		61

538	1.06		1.58		.79		1.85		95
142	1.08		2.07		.79		2.36		13
128	1.57	*	2.84	*	.79	*	3.62	*	171

9,333	.56		2.07		.29		2.34		95
11,283	.58		2.64		.29		2.93		13
6,334	1.02		3.19		.36		3.84		171
9,662	1.07		2.29		.98		2.38		51
10,690	1.01		2.42		.99		2.44		61

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Stock and Bond Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Stock and Bond Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONSERVATIVE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/96)
2011	$22.07	$.60	$2.54	$3.14	$(.71)	$—	$(.71)	$24.50	14.29%
2010	20.24	.69	1.93	2.62	(.79)	—	(.79)	22.07	12.93
2009	22.84	.85	(2.60)	(1.75)	(.37)	(.48)	(.85)	20.24	(7.25)
2008	25.76	.64	(2.17)	(1.53)	(.67)	(.72)	(1.39)	22.84	(6.23)
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90
Class B (8/96)
2011	23.67	.44	2.72	3.16	(.57)	—	(.57)	26.26	13.37
2010	21.72	.55	2.09	2.64	(.69)	—	(.69)	23.67	12.11
2009	24.43	.77	(2.80)	(2.03)	(.20)	(.48)	(.68)	21.72	(7.97)
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09
Class C (8/96)
2011	23.64	.43	2.73	3.16	(.57)	—	(.57)	26.23	13.38
2010	21.69	.56	2.08	2.64	(.69)	—	(.69)	23.64	12.12
2009	24.39	.77	(2.79)	(2.02)	(.20)	(.48)	(.68)	21.69	(7.94)
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10
Class R3 (8/08)
2011	21.49	.48	2.50	2.98	(.63)	—	(.63)	23.84	13.94
2010	19.71	.62	1.88	2.50	(.72)	—	(.72)	21.49	12.67
2009(g)	22.16	.70	(2.40)	(1.70)	(.27)	(.48)	(.75)	19.71	(7.27)
Class I (8/96)(f)
2011	21.48	.62	2.48	3.10	(.74)	—	(.74)	23.84	14.49
2010	19.69	.72	1.89	2.61	(.82)	—	(.82)	21.48	13.24
2009	22.24	.88	(2.53)	(1.65)	(.42)	(.48)	(.90)	19.69	(6.98)
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17

36	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$37,420	.78%		2.34%		.62%		2.50%		89%
34,943	.77		2.94		.62		3.09		14
35,247	1.04		3.88		.63		4.28		166
52,785	1.28		2.53		1.23		2.58		37
61,577	1.22		2.64		1.22		2.64		37

1,063	1.53		1.55		1.37		1.71		89
1,031	1.53		2.16		1.37		2.32		14
1,730	1.77		3.22		1.38		3.60		166
3,480	2.03		1.76		1.98		1.81		37
5,916	1.98		1.87		1.98		1.87		37

11,589	1.53		1.51		1.37		1.68		89
8,034	1.52		2.22		1.37		2.37		14
6,649	1.81		3.21		1.38		3.63		166
8,192	2.03		1.78		1.98		1.83		37
9,363	1.97		1.90		1.97		1.90		37

51	1.02		1.91		.87		2.06		89
145	1.02		2.71		.87		2.86		14
133	1.35	*	3.59	*	.87	*	4.08	*	166

1,753	.53		2.49		.37		2.65		89
1,272	.50		3.20		.37		3.32		14
472	.76		4.09		.39		4.46		166
1,361	1.03		2.78		.98		2.83		37
1,525	.97		2.90		.97		2.90		37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Municipal and Stock Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Municipal and Stock Fund for the period July 1, 2008 through July 6, 2008. Returns prior to July 7, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Growth Allocation Fund (“Growth Allocation”), Nuveen Moderate Allocation Fund (“Moderate Allocation”) and Nuveen Conservative Allocation Fund (“Conservative Allocation”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC (the “Distributor”).

Each Fund is a “fund of funds” that primarily invests in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (collectively, the “Underlying Funds”). Each Fund’s assets are allocated among broad asset classes through investment in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. Each Fund has a strategic allocation between equity and fixed income investments that correlates with its risk profile. The Adviser, has selected Nuveen Investment Solutions, Inc. (“NIS”) (formerly, Richards & Tierney, Inc.), also a wholly-owned subsidiary of Nuveen, to serve as sub-adviser to the Funds. NIS adjusts portfolio allocations from time to time consistent with each Fund’s risk profile in its effort to produce performance consistent with its investment objective. Each Fund primarily invests in Underlying Funds within the Nuveen family of funds.

Growth Allocation’s investment objective is to provide attractive long-term total return with a growth risk profile.

Moderate Allocation’s investment objective is to provide attractive long-term total return with a moderate risk profile.

Conservative Allocation’s investment objective is to provide attractive long-term total return with a conservative risk profile.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Beginning September 7, 2011, Growth Allocation will stop accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that hold Fund shares as of September 7, 2011 may continue to purchase Fund shares until October 3, 2011. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on October 7, 2011, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

The Board of Trustees and Nuveen Strategy Funds, Inc. (the “Company”) has approved the reorganization of (a) Conservative Allocation into Nuveen Strategy Conservative Allocation Fund, a series of the Company, and (b) Moderate Allocation into Nuveen Strategy Balanced Allocation Fund, a series of the Company. Each of Conservative Allocation and Moderate Allocation is referred to as an “Acquired Fund” and each of Nuveen Strategy Conservative Allocation Fund and Nuveen Strategy Balanced Allocation Fund is referred to as an “Acquiring Fund.” Each reorganization is subject to approval by the shareholders of the Acquired Fund in that reorganization.

For each reorganization, if the Acquired Fund’s shareholders approve the reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Acquired Fund shareholders and the Acquired Fund will be terminated. As a result of these transactions, Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Acquired Fund. Each Acquired Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Acquired Fund shares immediately prior to the closing of the reorganization.

For each reorganization, a special meeting of the Acquired Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in late November or early December 2011. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganizations will be contained in proxy materials that are expected to be sent to shareholders of each Acquired Fund in October 2011.

Each Acquired Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for an Acquired Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

38	Nuveen Investments

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective net asset values and securities and other assets for which market quotations are available, including non-affiliated Exchange Traded Funds (“ETFs”) in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	39

Notes to Financial Statements (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of June 30, 2011:

Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$153,879	$—	$—	$153,879
Equity Funds*	5,710,663	895,344	—	6,606,007
Fixed Income Funds	2,127,295	—	—	2,127,295
Total	$7,991,837	$895,344	$—	$8,887,181
Moderate Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$1,148,412	$—	$—	$1,148,412
Equity Funds*	24,987,397	4,013,432	—	29,000,829
Fixed Income Funds	23,995,141	—	—	23,995,141
Short-Term Investments	—	602,935	—	602,935
Total	$50,130,950	$4,616,367	$—	$54,747,317

40	Nuveen Investments

Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Commodity Funds	$992,467	$—	$—	$992,467
Equity Funds*	14,207,388	2,228,459	—	16,435,847
Fixed Income Funds	33,810,981	—	—	33,810,981
Short-Term Investments	—	1,006,271	—	1,006,271
Total	$49,010,836	$3,234,730	$—	$52,245,566

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Equity Funds classified as Level 2.

During the fiscal year ended June 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Fund Shares

Transactions in Fund shares were as follows:

	Growth Allocation
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	59,128	$1,386,476	12,451	$254,499
Class A – automatic conversion of Class B Shares	528	10,434	1,414	27,920
Class B	1,509	34,999	499	10,072
Class C	31,076	700,231	13,567	273,199
Class R3	1,136	26,702	119	2,510
Class I	41,485	978,012	63,274	1,306,921
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,441	33,484	1,616	33,497
Class B	258	5,916	286	5,851
Class C	1,674	38,416	1,954	40,044
Class R3	—	—	—	—
Class I	1,501	34,933	2,161	44,842
	139,736	3,249,603	97,341	1,999,355
Shares redeemed:
Class A	(18,523)	(423,906)	(48,956)	(992,985)
Class B	(3,056)	(68,400)	(3,013)	(60,608)
Class B – automatic conversion to Class A Shares	(537)	(10,434)	(1,437)	(27,920)
Class C	(39,791)	(892,467)	(48,532)	(990,208)
Class R3	(5,537)	(128,364)	—	—
Class I	(117,763)	(2,701,404)	(59,727)	(1,225,237)
	(185,207)	(4,224,975)	(161,665)	(3,296,958)
Net increase (decrease)	(45,471)	$(975,372)	(64,324)	$(1,297,603)

Nuveen Investments	41

Notes to Financial Statements (continued)

	Moderate Allocation
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	405,747	$9,750,433	320,824	$6,838,312
Class A – automatic conversion of Class B Shares	18,023	435,503	16,654	349,383
Class B	3,194	76,653	5,172	111,052
Class C	253,153	6,023,931	102,608	2,234,838
Class R3	20,005	476,687	—	—
Class I	164,414	3,899,594	294,986	6,466,408
Shares issued to shareholders due to reinvestment of distributions:
Class A	21,456	515,151	24,846	539,393
Class B	951	22,900	1,900	41,374
Class C	2,445	58,884	2,149	46,866
Class R3	2	53	—	—
Class I	7,346	176,105	8,948	193,984
	896,736	21,435,894	778,087	16,821,610
Shares redeemed:
Class A	(325,759)	(7,880,813)	(285,652)	(6,155,361)
Class B	(31,431)	(736,904)	(36,986)	(790,891)
Class B – automatic conversion to Class A Shares	(18,018)	(435,503)	(16,668)	(349,383)
Class C	(82,621)	(1,988,780)	(51,008)	(1,094,056)
Class R3	(4,752)	(113,202)	—	—
Class I	(326,251)	(7,937,342)	(103,972)	(2,239,398)
	(788,832)	(19,092,544)	(494,286)	(10,629,089)
Net increase (decrease)	107,904	$2,343,350	283,801	$6,192,521

	Conservative Allocation
	Year Ended 6/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	182,177	$4,399,756	64,709	$1,429,477
Class A – automatic conversion of Class B Shares	6,494	158,839	12,695	277,918
Class B	14,281	368,623	3,707	88,335
Class C	203,911	5,297,987	77,397	1,845,358
Class R3	578	13,559	—	—
Class I	71,583	1,664,038	62,604	1,370,231
Shares issued to shareholders due to reinvestment of distributions:
Class A	33,309	798,086	43,904	976,421
Class B	618	15,918	1,297	31,032
Class C	5,842	150,441	6,737	161,004
Class R3	—	—	—	—
Class I	1,540	35,883	734	15,831
	520,333	12,903,130	273,784	6,195,607
Shares redeemed:
Class A	(277,679)	(6,674,735)	(279,645)	(6,196,925)
Class B	(11,927)	(309,680)	(29,273)	(695,626)
Class B – automatic conversion to Class A Shares	(6,060)	(158,839)	(11,842)	(277,918)
Class C	(107,748)	(2,786,625)	(50,787)	(1,205,324)
Class R3	(5,212)	(123,190)	—	—
Class I	(58,791)	(1,382,868)	(28,076)	(606,419)
	(467,417)	(11,435,937)	(399,623)	(8,982,212)
Net increase (decrease)	52,916	$1,467,193	(125,839)	$(2,786,605)

42	Nuveen Investments

4. Investment Transactions

Purchases and sales (excluding short-term investments, when applicable) during the fiscal year ended June 30, 2011, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Purchases:
Affiliated investments	$7,340,000	$49,207,000	$40,654,000
Non-affiliated investments	448,118	4,592,145	5,167,846

Sales and maturities:
Affiliated investments	5,006,000	31,016,000	26,626,000
Non-affiliated investments	3,727,939	20,396,538	17,480,973

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Cost of investments	$8,484,428	$50,876,161	$49,085,097
Gross unrealized:
Appreciation	$517,362	$4,510,184	$3,370,368
Depreciation	(114,609)	(639,028)	(209,899)
Net unrealized appreciation (depreciation) of investments	$402,753	$3,871,156	$3,160,469

Permanent differences primarily due to reclassification of proceeds from the redemption of an underlying fund, that would be treated for tax purposes as ordinary income or return of capital, reclassification of litigation proceeds and tax reclassification of dividends from investment in regulated investment companies resulted in reclassifications among the Funds’ components of net assets at June 30, 2011, the Funds’ tax year end, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Capital paid-in	$—	$(1,233)	$(4)
Undistributed (Over-distribution of) net investment income	(384)	387,072	(18,598)
Accumulated net realized gain (loss)	384	(385,839)	18,602

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2011, the Funds’ tax year end, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Undistributed net ordinary income*	$82,430	$944,484	$1,142,487
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net ordinary income*	$157,033	$1,151,890	$1,401,296
Distributions from net long-term capital gains	—	—	—

2010	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net ordinary income*	$205,473	$1,151,421	$1,584,762
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	43

Notes to Financial Statements (continued)

At June 30, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Expiration:
June 30, 2016	$—	$—	$718,494
June 30, 2017	141,202	—	1,329,027
June 30, 2018	1,140,368	120,097	—
Total	$1,281,570	$120,097	$2,047,521

During the Fund’s tax year ended June 30, 2011, the Funds utilized capital loss carryforwards as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Utilized capital loss carryforwards	$852,352	$3,353,361	$2,908,499

6. Management Fees and Other Transactions with Affiliates

The management fee for each Fund, payable monthly, is .15% of the average daily net assets of each Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities it provides for the Funds. The Adviser has entered into a sub-advisory agreement with NIS under which NIS manages the investment portfolios of the Funds. NIS is compensated for its sub-advisory services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, Underlying Fund fees and expenses and extraordinary expenses) do not exceed the percentage of each Fund’s average daily net assets for each share class and for the time periods stated, as set forth in the following table:

	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Growth Allocation	.40%	October 31, 2011	.84%
Moderate Allocation	.29	October 31, 2011	N/A
Conservative Allocation	.37	October 31, 2011	N/A

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended June 30, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Sales charges collected (Unaudited)	$27,749	$125,940	$32,332
Paid to financial intermediaries (Unaudited)	24,774	110,401	28,403

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Commission advances (Unaudited)	$8,229	$26,519	$10,447

44	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
12b-1 fees retained (Unaudited)	$6,869	$44,565	$31,343

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2011, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
CDSC retained (Unaudited)	$1,045	$5,750	$3,128

7. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements (“repos”) and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	45

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

46	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Nuveen Investments	47

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Securities, LLC and Funds Controller; Vice President of Nuveen; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

48	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	49

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Investment Solutions, Inc. (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the

50	Nuveen Investments

Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; reduction of management fees and expense caps on certain open-end equity funds that was effective July 1, 2010; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In addition, the Independent Board Members noted that previous changes to the investment strategies of the Funds limit somewhat the usefulness of reviewing the Funds’ past performance beyond recent periods. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Funds had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

Nuveen Investments	51

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

The Independent Board Members recognized that the Funds operate as fund-of-funds and the fee and expense arrangement of a fund-of-funds structure differs from that of a traditional fund format. The Independent Board Members noted that, in light of their fund-of-funds structure, the Funds will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Independent Board Members reviewed, among other things, the gross and net management fees, the underlying fund expenses, and total expense ratio (including underlying fund expenses). In this regard, the Independent Board Members noted that the net management fee and total expense ratio of each Fund was below the peer average. In addition, the Independent Board Members considered that many of the underlying funds may be advised by the Advisor and sub-advised by an affiliated person of the Advisor. Accordingly, the Advisor and affiliated sub-advisors may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. The Independent Board Members also recognized that the Advisor and the Sub-Advisor to the Funds do not currently advise other fund-of-funds and, therefore, meaningful comparisons of fees for similar types of clients were not available. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based

52	Nuveen Investments

on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members generally review and consider the applicable fund-level breakpoints in the advisory fee schedules for the funds in the Nuveen fund complex that reduce advisory fees as asset levels increase. The Independent Board Members recognized, however, that the Funds do not have fund-level breakpoints given their unique structures.

In addition, pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The Funds, however, are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

Based on their review, the Independent Board Members concluded that the absence of a fund-level breakpoint schedule and of a complex-wide fee arrangement was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to the Advisor, the Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

The Conservative Allocation Composite Index: is an index comprised of a 38% weighting in the S&P 500 Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

The Growth Allocation Composite Index: is an index comprised of a 76% weighting in the S&P 500 Index, a 19% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average: represents the average annualized total return for all the reporting funds in the Lipper Mixed Asset Target Allocation Conservative Funds category. The Category contained 446 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

The Lipper Mixed-Asset Target Allocation Growth Funds Category Average: represents the average annualized total return for all reporting funds in the Lipper Mixed Asset Target Allocation Growth Funds category. The Category contained 551 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average: represents the average annualized total return for all reporting funds in the Lipper Mixed Asset Target Allocation Moderate Funds category. The Category contained 482 funds during the 1-year period ended June 30, 2011. For more information about Lipper category averages, please see your Fund’s web page at www.nuveen.com.

The Moderate Allocation Composite Index: is an index comprised of a 57% weighting in the S&P 500 Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

The S&P 500 Index: is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

54	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Investment Solutions, Inc.

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Growth Allocation Fund	0.00%	41.32%
Nuveen Moderate Allocation Fund	0.00%	13.03%
Nuveen Conservative Allocation Fund	0.00%	11.06%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $210 billion of assets as of June 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

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